UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Funds Trust

BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2023

Contents

THE FUNDS

Discussion of Funds’ Performance	2
Fund Performance	16
Understanding Your Fund’s Expenses	25
Comparing Your Fund’s Expenses With Those of Other Funds	26
Statements of Investments	27
Statements of Assets and Liabilities	72
Statements of Operations	75
Statements of Changes in Net Assets	77
Financial Highlights	82
Notes to Financial Statements	100
Report of Independent Registered Public Accounting Firm	113
Important Tax Information	114
Information About the Renewal and Approval of Each Fund’s Investment Advisory, Administration and Each Relevant Fund’s Sub-Investment Advisory Agreements	116
Liquidity Risk Management Program	124
Board Members Information	125
Officers of the Trust	127

FOR MORE INFORMATION

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2022, through August 31, 2023, as provided by John C. Bailer, Brian C. Ferguson, and Keith Howell, Portfolio Managers of Newton Investment Management North America, LLC (NIMNA), the fund’s sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Income Stock Fund’s (the “fund”) Class M shares produced a total return of 12.06%, Investor shares produced a total return of 11.93%, Class A shares produced a total return of 11.72%, Class C shares produced a total return of 11.00%, Class I shares produced a total return of 12.16% and Class Y shares produced a total return of 12.09%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of −1.56% for the same period.2

Income-oriented stocks lagged as investors favored more growth-oriented shares. But the fund outperformed the Index mostly due to favorable security selection.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Market Supported by Easing Inflation, Economic Resilience

The reporting period was marked by a range of factors that affected returns. Early in the period, the dominant theme was the Federal Reserve’s (the “Fed”) continued monetary tightening policies aimed at curbing inflation. Added to this was the banking crisis that emerged early in 2023. Uncertainty about the outcome of the debt ceiling standoff in the Congress also weighed on markets, as did some weaker-than-expected performance of China’s economy. Easing inflation, continued economic growth, the anticipated end to the Fed’s rate hikes and the emergence of the artificial intelligence (“AI”) theme provided markets with support.

The Fed raised the federal funds rate seven times during the period but reduced the size of the increase from 75 basis points to just 25 basis points for the last four hikes. The smaller rate hikes late in the period disappointed markets somewhat, as many investors were hoping for an end to the hiking cycle, given some signs of economic slowing.

Economic data showed that as pricing pressures continued to weaken from their peak in June 2022, the labor market also began to soften. Though unemployment remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The banking crisis that emerged early in 2023 gave investors another reason to believe the Fed’s tightening policy would not continue. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were alarmed by the headlines and lost confidence, choosing to move their money into larger money center banks.

In May 2023, the debate in Congress over the federal debt ceiling reached an apparent standoff, resulting in some market volatility. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

In addition to easing inflation and investors’ growing anticipation of the end to the Fed’s tightening cycle, the possibility the economy could avoid recession also provided some support as a widely expected recession failed to arrive. China’s weaker-than-expected rebound from its Zero-COVID policies, however, disappointed investors somewhat.

The market was also supported by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Performance Aided Largely by Stock Selection

The fund’s outperformance versus the Index benefited mainly from stock selection decisions, with asset allocations also contributing somewhat. The fund’s leading sector was utilities, where performance stemmed largely from a position in Constellation Energy Corp. This company is the largest owner and operator of nuclear power plants, and nuclear power will be the beneficiary of financial incentives passed in the 2022 Inflation Reduction Act. The company has also reported less volatile cash flows, resulting in a higher valuation. Stock selection in the information technology sector also added to the fund’s performance. Shares of Cisco Systems, Inc. a network hardware company, gained from the company’s robust backlog, which is twice the normal level, providing some assurance of revenues expected over the next two years. The fund’s position in Applied Materials, Inc. which is a semiconductor equipment manufacturer, also contributed positively. The company will be a beneficiary of the construction of semiconductor fabrication facilities in the U.S., funded in part by the CHIPS Act passed in 2022 to reduce the semiconductor industry’s dependence on China. Positions in the financials sector also boosted performance somewhat. Shares of insurance companies in particular, which benefit from higher interest rates, were advantageous. Shares of J.P.Morgan Chase & Co. also added to relative returns. The large bank was not hurt by the banking crisis early in the year, and it kept more cash on its balance sheet, which bolstered its financial results.

While all sectors generated positive returns, some lagged the Index, resulting in a drag on relative performance. But the fund’s relative returns were hindered most by certain stock selections.

In the consumer staples sector, which lagged the Index the most, the fund’s position in British American Tabacco PLC was a leading detractor. Shares slumped on concerns about the company’s exposure to the U.S. vaping market, where rival Philip Morris International will introduce a new product. Shares of Kenvue, Inc., a spin-off from Johnson & Johnson, also hampered relative returns. These shares performed poorly as arbitrageurs bought Johnson & Johnson and shorted Kenvue, Inc. In addition, Kenvue, Inc. is also exposed somewhat to legal liabilities related to a lawsuit regarding Johnson & Johnson’s talcum powder product. A lawsuit related to Tylenol may also have weighed on shares. Finally, two positions in the materials sector also detracted. Shares of two fertilizer companies, The Mosaic Co. and CF Industries Holdings, Inc., hampered performance as both companies were hurt by weak demand for potash.

Focused on Quality

In this uncertain and high interest-rate environment, we remain cautious. We believe inflation will remain relatively high for an extended period, in part due to deglobalization and also due to greater worker negotiating power, which should boost wages and support higher prices. As for interest rates, we believe that while short-term bond yields may come down, longer-term yields will remain steady.

In this environment, we remain focused on high-quality companies with strong balance sheets and less need to refinance existing debt. While some sectors, such as consumer staples, are highly leveraged, we are finding value elsewhere. We see opportunities among insurance companies, which typically benefit from higher interest rates. In addition, we are overweight in the energy sector, where balance sheets are stronger than in the past, and cash flows are strong. We also believe this sector will benefit as China continues to rebound. In addition, energy production in Russia will level off or decline because many oilfield services firms have exited the country as a result of sanctions by the U.S. and Europe. The need in the U.S. to refill the Strategic Petroleum Reserve could also boost demand for this sector.

Finally, we believe that market returns could be muted in the medium term, and that as a result, dividends will account for a larger portion of total returns in the equity market.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, for Class A, Class C, Class I and Class Y, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least U.S. $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through August 31, 2023, as provided by Alicia Levine, Primary Portfolio Manager responsible for investment allocation decisions.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Mid Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of 10.50%, and Investor shares produced a total return of 10.18%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 8.38% for the reporting period.2 The Russell Midcap® Growth Index and Russell Midcap® Value Index, the fund’s secondary benchmarks, produced total returns of 13.00% and 5.65%, respectively, for the same period.3,4

Mid-cap stocks gained ground over the reporting period as investors began to anticipate the end of the Federal Reserve’s (the “Fed”) monetary tightening program. The fund outperformed the Index due to outperformance by three of the underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Market Supported by Easing Inflation, Economic Resilience

The reporting period was marked by a range of factors that affected returns. Early in the period, the dominant theme was the Fed’s continued monetary tightening policies aimed at curbing inflation. Added to this was the banking crisis that emerged early in 2023. Uncertainty about the outcome of the debt ceiling standoff in the Congress also weighed on markets, as did some weaker-than-expected performance of China’s economy. Easing inflation, continued economic growth, the anticipated end to the Fed’s rate hikes and the emergence of the artificial intelligence (“AI”) theme provided markets with support.

The Fed raised the federal funds rate seven times during the period but reduced the size of the increase from 75 basis points to just 25 basis points for the last four hikes. The smaller rate hikes late in the period disappointed markets somewhat, as many investors were hoping for an end to the hiking cycle, given some signs of economic slowing.

Economic data showed that as pricing pressures continued to weaken from their peak in June 2022, the labor market also began to soften. Though unemployment remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The banking crisis that emerged early in 2023 gave investors another reason to believe the Fed’s tightening policy would not continue. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were disconcerted by the headlines and lost confidence, choosing to move their money into larger money center banks.

In May 2023, the debate in Congress over the federal debt ceiling reached an apparent standoff, resulting in some market volatility. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

In addition to easing inflation and investors’ growing anticipation of the end to the Fed’s tightening cycle, the possibility the economy could avoid recession also provided some support as a widely expected recession failed to arrive. China’s weaker-than-expected rebound from its Zero-COVID policies, however, disappointed investors somewhat.

The market was also supported by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Three Strategies Contributed Positively

The fund’s relative performance was aided by three of the five underlying strategies. The primary contributor was the Boston Partners Mid Cap Value Strategy, which outperformed both the Index and the Russell Midcap Value benchmark. The Opportunistic Mid Cap Value Strategy also contributed positively. In the growth category, the Midcap Growth Strategy added to relative returns, outperforming both the Index and the category benchmark.

On the other hand, an underweight to the value-oriented category hindered returns somewhat, and two underlying strategies in two other categories also detracted from relative performance. In the growth-oriented category, the Geneva Midcap Growth Strategy posted a positive return but fell slightly short of the category benchmark. In the tax-sensitive category, the Mid Cap Tax-Sensitive Core Strategy lagged.

A Positive Outlook

We’ve become more constructive on the forward outlook. There are growing signs that the slowdown in earnings and economic activity is stabilizing, and leading indicators are turning higher. Resilient U.S. growth is diverging from the rest of world, especially China and Europe, leading to a stronger U.S. dollar. The U.S. labor market is cooling but remains strong and continues to support consumer spending. Further disinflation could be more challenging due to sticky inflation in the services sector, higher commodity prices, and resilient U.S. growth. Sentiment and valuations are elevated, which could become a near-term headwind along with higher interest rates. The longer U.S. growth remains resilient, the greater likelihood that interest rates stay higher for longer. Key risks are China’s slowdown, the impact of credit tightening, and another uptick in inflation, especially if inflation in services remains sticky, oil prices continue to increase and growth stays resilient.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value® Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2022, through August 31, 2023, as provided by Alicia Levine, Primary Portfolio Manager responsible for investment allocation decisions.

Fund and Market Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Small Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of 2.15%, and Investor shares produced a total return of 1.88%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 4.65% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 6.78% and 2.17%, respectively, for the same period.3,4

Small-cap stocks gained ground over the reporting period as investors began to anticipate the end of the Federal Reserve’s (the “Fed) monetary tightening program. The fund lagged the Index, primarily due to the underperformance of two of the fund’s underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy—all of which are more fully described in the fund’s prospectus.

Market Supported by Easing Inflation, Economic Resilience

The reporting period was marked by a range of factors that affected returns. Early in the period, the dominant theme was the Fed’s continued monetary tightening policies aimed at curbing inflation. Added to this was the banking crisis that emerged early in 2023. Uncertainty about the outcome of the debt ceiling standoff in the Congress also weighed on markets, as did some weaker-than-expected performance of China’s economy. Easing inflation, continued economic growth, the anticipated end to the Fed’s rate hikes and the emergence of the artificial intelligence (“AI”) theme provided markets with support.

The Fed raised the federal funds rate seven times during the period but reduced the size of the increase from 75 basis points to just 25 basis points for the last four hikes. The smaller rate hikes late in the period disappointed markets somewhat, as many investors were hoping for an end to the hiking cycle, given some signs of economic slowing.

Economic data showed that as pricing pressures continued to weaken from their peak in June 2022, the labor market also began to soften. Though unemployment remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The banking crisis that emerged early in 2023 gave investors another reason to believe the Fed’s tightening policy would not continue. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were disconcerted by the headlines and lost confidence, choosing to move their money into larger money center banks.

In May 2023, the debate in Congress over the federal debt ceiling reached an apparent standoff, resulting in some market volatility. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

In addition to easing inflation and investors’ growing anticipation of the end to the Fed’s tightening cycle, the possibility the economy could avoid recession also provided some support as a widely expected recession failed to arrive. China’s weaker-than-expected rebound from its Zero-COVID policies, however, disappointed investors somewhat.

The market was also supported by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Two Underlying Funds Hindered Performance

The primary detractor in the fund’s relative performance was the Small Cap Growth Strategy. The fund’s decision to underweight this underlying strategy partially offset the effect of this lagging performance. An overweight allocation to the small cap value category also hindered relative returns. Although the underlying strategy in this category outperformed the Russell 2000® Value benchmark, it lagged the Index. The Opportunistic Small Cap Strategy also detracted somewhat as it slightly lagged the Index.

On the other hand, the strongest performance came from the underlying strategy in the Small Cap Value category. The underlying fund in this category significantly outperformed the Russell 2000® Value benchmark.

A Positive Outlook

We’ve become more constructive on the forward outlook. There are growing signs that the slowdown in earnings and economic activity is stabilizing, and leading indicators are turning higher. Resilient U.S. growth is diverging from the rest of world, especially China and Europe, leading to a stronger U.S. dollar. The U.S. labor market is cooling but remains strong and continues to support consumer spending. Further disinflation could be more challenging due to sticky inflation in the services sector, higher commodity prices and resilient U.S. growth. Sentiment and valuations are elevated, which could become a near-term headwind along with higher interest rates. The longer U.S. growth remains resilient, the greater likelihood that interest rates stay higher for longer. Key risks are China’s slowdown, the impact of credit tightening and another uptick in inflation, especially if inflation in services remains sticky, oil prices continue to increase and growth stays resilient.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000 ®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000 ®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2022, through August 31, 2023, as provided by portfolio manager, James A. Lydotes, of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon International Fund’s (the “fund”) Class M shares produced a total return of 21.91%, and Investor shares produced a total return of 21.64%.1 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a total return of 17.92% for the same period.2

International equity markets posted gains as inflation eased, and investors began to anticipate an easing of tight monetary policy. The fund outperformed the Index primarily due to favorable stock selections.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies, organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund’s assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Market Supported by Easing Inflation, Economic Resilience

The reporting period was marked by a range of factors that affected returns. Early in the period, the dominant theme was the Federal Reserve’s (the “Fed”) continued monetary tightening policies aimed at curbing inflation. Added to this was the banking crisis that emerged early in 2023. Uncertainty about the outcome of the debt ceiling standoff in the Congress also weighed on markets, as did some weaker-than-expected performance of China’s economy. Easing inflation, continued economic growth, the anticipated end to the Fed’s rate hikes and the emergence of the artificial intelligence (“AI”) theme provided markets with support.

The Fed raised the federal funds rate seven times during the period but reduced the size of the increase from 75 basis points to just 25 basis points for the last four hikes. The smaller rate hikes late in the period disappointed markets somewhat, as many investors were hoping for an end to the hiking cycle, given some signs of economic slowing.

Economic data showed that as pricing pressures continued to weaken from their peak in June 2022, the labor market also began to soften. Though unemployment remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The banking crisis that emerged early in 2023 gave investors another reason to believe the Fed’s tightening policy would not continue. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were disconcerted by the headlines and lost confidence, choosing to move their money into larger money center banks.

In May 2023, the debate in Congress over the federal debt ceiling reached an apparent standoff, resulting in some market volatility. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

In addition to easing inflation and investors’ growing anticipation of the end to the Fed’s tightening cycle, the possibility the economy could avoid recession also provided some support as a widely expected recession failed to arrive. China’s weaker-than-expected rebound from its Zero-COVID policies, however, disappointed investors somewhat.

The market was also supported by the launch of ChatGPT by OpenAI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Risk factors that drove performance during the period varied. While the dividend and value factors were very strong over the last year, momentum was quite weak. In addition, outside the U.S. market, the “big tech” narrative has played little role in performance as big technology companies make up only a small share of non-U.S. developed markets. As a result, the value/dividend trade continued to work very well during the period.

Finally, markets in Europe benefited from economic activity that was stronger than expected. A year ago, many were concerned that Europe’s dependence on Russian natural gas would result in shortages, causing economic activity to suffer. But these fears failed to materialize as a mild winter reduced natural gas demand.

Stock Selection Drove Results

The fund performed well relative to the Index over the period due primarily to favorable stock selection. Selections in the utilities sector were a key to relative outperformance, with positions in SSE PLC, based in the UK, and Enel SPA, based in Italy, contributing most. Both companies performed better than expected because the worst-case scenario, which included price caps on utilities, failed to materialize. A position in British defense contractor BAE Systems PLC also added to relative returns. Shares moved higher as a result of the conflict between Russia and Ukraine. The fund’s position in Germany’s Deutsche Post AG, a package delivery and logistics company, was also advantageous as the company benefited from better-than-expected economic activity in Europe. Finally, Ashtead Group PLC, UK-based industrial equipment rental company, contributed positively as well. The U.S. market makes up the bulk of the company’s business, and that market segment has performed well.

On a less positive note, the health care sector was the primary laggard. A large position in Roche Holding AG, a Swiss pharmaceutical and diagnostics company, detracted from returns because the company’s drug pipeline proved to be disappointing during the reporting period. In the consumer discretionary sector, the fund’s position in Volkswagen AG also detracted, primarily because of its exposure to China. In the less expensive portion of that auto market, the company has faced increased competition.

Europe, Health Care and Communication Services Are Attractive

We continue to be constructive about the next six to 12 months for non-U.S. developed market equities. Although Europe remains dependent on Russia for natural gas, once this coming winter has passed, investors will find stocks in this region more attractive.

We remain overweight in the health care sector, driven largely by an overweight to the pharmaceutical industry. The sector’s underperformance over the past years stemmed largely from a rotation into more cyclical sectors, but we continue to view our position in health care as appropriate, given its defensive, consumer staples-like nature. In addition, the sector is home to many attractive businesses, and valuations are generally attractive. We are also overweight in the communication services sector. We especially see value in telecommunications companies and advertising agencies.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through August 31, 2023, as provided by Paul Birchenough, Ian Smith and Alex Khosla, portfolio managers, of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Emerging Markets Fund’s (the “fund”) Class M shares produced a total return of 1.02%, and Investor shares produced a total return of .87%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 1.25% for the same period.2

The reporting period was bookended by two down months for markets, as high inflation, higher-for-longer interest rates, geopolitical tensions and concerns about the strength of the Chinese economy dragged the Index down. This outweighed a period of more positive sentiment that persisted through much of the fourth quarter of 2022 and into the new year. The fund underperformed the Index, mainly due to stock selections in the consumer staples and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging-markets countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case, at least five different) emerging-markets countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Inflation, Geopolitical Concerns and the Chinese Economy Hinder Markets

The outlook for inflation and the trajectory of monetary policy continued to dominate the narrative within financial markets. The review period began with a large decline in the Index with the Federal Reserve (the “Fed”) raising interest rates by 75 basis points (bps), with a hawkish statement accompanying the rise, prompting investors to reassess their assumptions that rate hikes might have peaked. Meanwhile, the threat of nuclear escalation by Russia further unsettled markets.

In early October 2022, evidence of decelerating price growth in the U.S. ISM (Institute for Supply Management) manufacturing report raised hopes that inflation had peaked, ensuring risk assets got off to a flying start. Further positive momentum was injected the following month, when it was the turn of U.S. consumer price inflation to come in lower than expected. However, the resilience of the U.S. economy, particularly when viewed in terms of its labor market, necessitated further increases in interest rates through the review period, and also saw expectations for the terminal rate this cycle to move higher.

The other key factor that affected confidence was the initial positive reaction to the lifting of China’s strict COVID-19 restrictions at the beginning of 2023, despite rising infections. Sentiment was also bolstered by a government vaccination drive for the elderly population and the securities regulator’s decision to make raising equity easier for property developers. However, as we moved through the year, a series of weak macroeconomic data releases called into question the strength of the country’s post-COVID-19 recovery.

Meanwhile, U.S.-China relations continued to worsen. Despite well-received indications from the Chinese government that it would provide more support for the troubled real estate sector, pledge to boost consumption and address the market concerns about local government debt, the Chinese market widely underperformed the Index over the review period. An unexpected move by the central bank to reduce interest rates by the greatest amount since 2020 to support an economy facing further pressure from weak consumer spending, also failed to boost the market.

Performance Hindered by Stock Selection

The leading detractor for the period was in the consumer staples sector. Shares of China’s Foshan Haitian Flavouring & Food Co. Ltd. trended downwards after the release of results in which net profits and sales came in lower than the market expected. Investors were also worried that short-term economic headwinds could push retail and catering customers to cheaper non-branded offerings. The second leading detractor was in the information technology sector. Shares of LONGi Green Energy Technology Co. Ltd. declined, with the solar energy product manufacturer being affected by concerns around pricing pressure. Finally, Brazil’s second-largest private bank, Banco Bradesco SA, weakened over the period after reporting a fall in profits and raising its forecast for the amount of money it will set aside to cover bad loans.

The energy sector was a leading contributor to the fund’s outperformance. Having sold the position in October 2022, the fund’s zero weighting in Brazil’s largest oil and gas producer, Petroleo Brasileiro SA, was the top contributor to relative returns. Its share price plunged in December 2022 as Brazilian lawmakers approved changes to a law that shields state-controlled companies from political interference. In the information technology sector, the fund benefited from its holding in Japan-based automatic test equipment manufacturer Advantest Corp., which rode a wave of positive sentiment after U.S. chipmaker Nvidia released guidance that hugely exceeded market expectations, driven by significant demand for chips used in generative artificial intelligence systems. China-based Internet giant Tencent Holdings Ltd. also outperformed over the review period, largely in the latter part of 2022, on optimism that the economic reopening in China would boost economic growth. Another leading contributor was China Resources Sanjiu Medical & Pharmaceutical Co,, which the fund sold in October 2022 following strong performance.

Attractive Opportunities in the Consumer Staples and Industrial Sectors

We believe the longer-term opportunities in emerging markets are attractive. These are based on relatively higher levels of income growth, rapid increases in product penetration and scope for industry consolidation. We believe there is a unique opportunity for emerging-markets companies that are well-exposed to reliable secular-growth trends and that can exploit this opportunity more than their peers, with their differentiated customer offering and execution. Accordingly, we believe that emerging-markets investors who can identify the right growth themes and companies should be rewarded over the long term.

On a sector basis, the fund is most overweight in the consumer staples and industrials sectors. On a country basis, the fund remains most overweight in India, as we believe the country offers many of the best investment cases in emerging markets over five years and beyond.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through August 31, 2023, as provided by Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon International Equity Income Fund’s (the “fund”) Class M shares produced a total return of 16.79%, and Investor shares produced a total return of 16.54%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 11.89% for the same period.2

International equities generally rose during the period as economic growth and easing inflationary pressures outweighed concerns regarding elevated interest rates, slowing growth in China and heightened geopolitical tensions. The fund outperformed the Index during the period, largely due to its emphasis on high-dividend-paying stocks, which were favored by the market.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed- and emerging-markets countries. The fund focuses on dividend-paying stocks of foreign companies, including those of emerging-markets countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary, quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked, dividend-paying securities that we believe will continue to pay above-average dividends. We seek to overweight higher-dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

High-Yielding, Developed-Markets Equities Outperform

The reporting period began on a negative note, as stocks broadly retreated in September and early October 2022 in the face of elevated rates of inflation, high energy prices and geopolitical concerns regarding the war in Ukraine. In the Eurozone, annual inflation was estimated at 10.0% in September, up from 9.1% a month earlier. While economic growth remained mildly positive, signs of economic weakening raised the specter of a recession. In much of Asia, shares were further hampered by slowing growth in China due to the spread of COVID-19 infections and fears of pandemic-related lockdowns.

Equities recovered broadly beginning in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. In Europe, equities showed surprising strength, bolstered by signs of easing global inflation, despite the war in Ukraine. In Asia, shares rose as China eased the pandemic restrictions that had been constraining economic growth, although China’s growth remained subdued through the remainder of the period. Most other emerging markets exhibited mild gains as well, due to lessening inflationary pressures and declining, relative U.S. dollar values, although energy producers were hurt by weak oil prices for much of the period. Over the entire reporting period, traditionally defensive, value-oriented and dividend-paying stocks tended to outperform growth-oriented shares by a wide margin, with high-dividend-paying stocks in the Index returning approximately 18%, while low-dividend-paying stocks gained approximately 2%. The best-performing sectors in the Index included information technology and industrials, while communication services and real estate lagged. Among countries, top performers included Turkey and Greece, while Qatar and Saudi Arabia were hurt by weak oil prices.

Gains Driven by a Focus on Dividend-Paying Stocks

The fund captured the outperformance of high-dividend-paying stocks, in line with its benchmark-driven, risk-controlled focus on maximizing dividend-yield exposure. Returns relative to the Index further benefited from good stock selection in industrials and financials, while disappointing selection in communication services and consumer staples detracted. From a country perspective, the fund saw strong returns from stock selections in Japan and Hong Kong, while positions in the UK and Denmark lagged. While individual holdings played only a minor role in the fund’s outperformance, given its broadly diversified profile, notably strong performers included Japan-based industrial conglomerate Sumitomo Corp., which posted strong earnings with inflation fueling strengthening margins; France-based global property and casualty insurance provider AXA SA, which reported better-than-expected earnings and revenues while exhibiting strong pricing power and repurchasing shares; and Ford Otomotiv Sanayi SA, a Turkey-based manufacturer, importer and distributor of Ford trucks, automobiles and commercial vehicles, which beat earnings expectations on strong domestic performance and issued improved guidance. Notably weak holdings included UK-based British American Tobacco PLC, which came under pressure from the increasing likelihood of a UK ban on disposable vaping products, and wireless telecommunications services provider Spark New Zealand Ltd., which declined after providing disappointing guidance and issuing uncharacteristically soft financial results.

Maintaining a Diversified, Risk-Controlled Portfolio

As of August 31, 2023, with inflation subsiding and economic growth remaining broadly positive despite the pressure from high interest rates, most observers now anticipate a soft landing, in which central banks manage to bring inflation under control without precipitating a global recession. However, risks remain as the impacts of high—and still increasing—interest rates continue to work their way through the real economy. Geopolitical risks remain a cause for concern as well, with Russia’s war in Ukraine ongoing and tensions simmering between the Western world and China over several issues. In this environment, we believe the fund is well positioned to provide investors with diversified access to international, high-dividend-paying stocks that reflect the geographic, sector and market-capitalization characteristics of the Index. While the fund maintains weightings similar to those of the Index, it does hold modest overweights and underweights in some areas. As of the end of the reporting period, sector overweights included communication services and financials, while underweights included materials and industrials. Country overweights included Taiwan and Australia, with underweights in France and Denmark.

September 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed market (DM) countries (excluding the U.S.) and emerging market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through August 31, 2023, as provided by Alicia Levine of BNY Mellon Investment Adviser, Inc., Primary Portfolio Manager responsible for investment allocation decisions.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Asset Allocation Fund (the “fund”) produced a total return of 7.53% for Class M shares, and 7.29% for Investor shares.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 6.48% for the same period.2

Global equities gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes and economic growth remained positive. Bonds produced mixed returns under pressure from rising interest rates. The fund outperformed the Index, largely due to the positive impact from fixed-income allocations and manager selection.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the BNY Mellon Investment Adviser, Inc. Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: large-cap equities, small-cap and mid-cap equities, developed international and global equities, emerging-markets equities, investment grade bonds, high yield bonds, emerging-markets debt, diversifying strategies and money market instruments.

BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) allocates the fund’s investments among these asset classes using fundamental and quantitative analysis and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on its investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds.

Easing Inflation and Strong Economic Conditions Bolster Stocks and Bonds

Stocks and bonds broadly retreated in September and early October 2022 in the face of high levels of inflation and sharply rising interest rates. Although U.S. inflation appeared to peak before the period began, topping at over 9% in June, rates remained over 8% at the start of the period, well above the 2% target adopted by the Fed. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession. In Europe, inflation-related worries were exacerbated by Russia’s ongoing war in Ukraine, which increased energy prices and heightened regional geopolitical instability. In Asia, shares were further hampered by slowing growth in China due to the country’s “zero-COVID-19” lockdowns.

Equities and fixed-income assets began recovering broadly beginning in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. In the United States, inflation dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Although European economic conditions proved less robust than those in the United States, European economies showed surprising strength despite the war in Ukraine, with warmer-than-expected winter temperatures limiting the impact of the conflict on energy prices. In addition, China began to emerge from pandemic-related lockdowns, although economic growth in the world’s second-largest economy remained sluggish. Generally, equity market returns remained positive despite a downturn in February and early March driven by renewed inflationary concerns, rising geopolitical tensions in Asia and concerns regarding a few inflation-driven regional bank failures in the United States. Over the entire reporting period, large-cap growth stocks tended to outperform value-oriented and smaller-capitalization shares. Bond prices improved as well from October through the end of the period, although fixed-income securities generated mixed returns overall. Shorter-duration fixed-income instruments tended to outperform their longer-duration counterparts, and lower-credit-rated securities generally outperformed higher credit ratings.

Fixed-Income Positions Enhance Relative Returns

While most of the fund’s total gains were driven by equity positions, particularly in the large-cap blend category, fixed-income positions provided the greatest contributions to relative performance, with positive attribution split between manager selection and asset allocation. From a manager selection perspective, investment grade fixed-income positions led relative returns, with nearly equal contributions from corporate bond and intermediate bond positions. From an asset allocation point of view, relative returns were bolstered by high yield bond positions.

The most significant detractors from relative performance came from equity positions, led by emerging-markets equity, followed by small-cap blend. Virtually all of the fund’s negative equity contribution resulted from asset allocation, with manager selection having little net effect.

We made several changes to the fund’s composition during the period. In September 2022, we reduced allocations to small-cap value and small-cap growth stocks, while increasing exposure to small-cap multi-strategy and short-term U.S. government securities. In January 2023, we used some of the fund’s cash to increase exposure to investment grade fixed-income direct and international equity, while selling a portion of the fund’s large-cap tax-managed equity to increase positions in income stock and, to a lesser extent, emerging-markets equity. In June, we sold positions in income stock and mid-cap equity multi-strategy, while buying positions in research growth. Finally, in July, we trimmed positions in short-term U.S. government fixed income, small-cap equity multi-strategy and floating-rate income, while increasing large-cap tax-managed equity.

Adopting a More Constructive Outlook

In light of emerging economic developments, we have become more constructive on the market’s near- and mid-term prospects. Specifically, we see growing signs that the slowdown in earnings and economic activity is stabilizing, and leading indicators are turning higher. However, U.S. growth is diverging from the rest of world, leading to a stronger U.S. dollar, which could drive risk-off sentiment. From a monetary policy perspective, we see little likelihood of further substantial Fed rate increases. While rates may remain high for an extended period of time, the potential shock to the system has diminished. Nevertheless, elevated investor sentiment and equity price/earnings ratios could become near-term headwinds in an environment of high rates. Key risks over the coming months include China’s slowdown, the impact of credit tightening (which typically leads to lower earnings and growth) and the potential for another uptick in inflation if service prices remain high, and oil prices continue to increase.

As of the end of the period, the fund has allocated 64.3% of assets to equities and 33.1% to fixed income. The fund’s largest allocations by category are to large-cap blend equity and investment grade fixed income, while its smallest allocations by category are to alternatives and emerging-markets equity. By manager, the fund’s largest allocations are to tax-managed large-cap equity, investment grade fixed-income direct and intermediate bond, while its smallest allocations by manager are to small-cap growth, developed-markets REITs (real estate investment trusts), small-cap value, high yield and floating-rate income.

September 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund with a hypothetical investment of $10,000 in the Dow Jones U.S. Select DividendTM Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class A shares, Class C shares and Class I shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A shares, Class C shares and Class I shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A shares, Class C shares and Class I shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Income Stock Fund with a hypothetical investment of $1,000,000 in the Dow Jones U.S. Select DividendTM Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares for the period prior to 5/31/16 (the inception date for Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class Y shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Income Stock Fund on 8/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class M shares	1/1/85	12.06%	9.43%	11.01%
Investor shares	7/11/01	11.93%	9.17%	10.73%
Class A shares
with maximum sales charge (5.75%)	5/31/16	5.30%	7.79%	10.13%††
without sales charge	5/31/16	11.72%	9.08%	10.78%††
Class C shares
with applicable redemption charge†	5/31/16	10.12%	8.27%	10.16%††
without redemption	5/31/16	11.00%	8.27%	10.16%††
Class I shares	5/31/16	12.16%	9.40%	10.99%††
Class Y shares	5/31/16	12.09%	9.41%	11.00%††
Dow Jones U.S. Select Dividend TM Index		-1.56%	6.53%	9.88%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A shares, Class C shares, Class I shares and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A shares, Class C shares, Class I shares and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A shares, Class C shares, Class I shares and Class Y shares thereafter.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in each of the Russell Midcap® Index, Russell Midcap® Value Index and Russell Midcap® Growth Index.

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	10.50%	7.13%	9.81%
Investor shares	10.18%	6.88%	9.54%
Russell Midcap® Index	8.38%	7.35%	10.04%
Russell Midcap® Value Index	5.65%	6.12%	8.93%
Russell Midcap® Growth Index	13.00%	7.95%	11.03%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/13 to a hypothetical investment of $10,000 made in each of the (1) the Russell Midcap® Index, (2) the Russell Midcap® Value Index and (3) the Russell Midcap® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in each of the Russell 2000® Index, Russell 2000® Value Index and Russell 2000® Growth Index.

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	2.15%	4.09%	8.55%
Investor shares	1.88%	3.84%	8.29%
Russell 2000® Index	4.65%	3.14%	7.96%
Russell 2000® Value Index	2.17%	3.18%	7.36%
Russell 2000® Growth Index	6.78%	2.46%	8.17%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/13 to a hypothetical investment of $10,000 made in each of the (1) the Russell 2000® Index, (2) the Russell 2000® Value Index and (3) the Russell 2000® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	21.91%	2.99%	4.28%
Investor shares	21.64%	2.75%	4.03%
MSCI EAFE Index	17.92%	4.14%	4.93%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon International Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any Index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

17,900
15,650
13,400
11,150
10,000
8,900
Dollars
BNY Mellon Emerging Markets Fund (Class M shares)
BNY Mellon Emerging Markets Fund (Investor shares)
MSCI Emerging Markets Index†
$13,426
$13,234
$12,924
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	1.02%	1.34%	2.84%
Investor shares	.87%	1.09%	2.60%
MSCI Emerging Markets Index	1.25%	.98%	2.99%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a free float‐adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18,300
16,050
13,800
11,550
10,000
9,300
Dollars
BNY Mellon International Equity Income Fund (Class M shares)
BNY Mellon International Equity Income Fund (Investor shares)
MSCI ACWI ex USA Index†
$15,350
$13,616
$13,213
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Equity Income Fund with a hypothetical investment of $10,000 in the MSCI ACWI ex USA Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Year	10 Years
Class M shares	16.79%	2.52%	3.14%
Investor shares	16.54%	2.26%	2.83%
MSCI ACWI ex USA Index	11.89%	3.33%	4.38%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon International Equity Income Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund with a hypothetical investment of $10,000 in the Morningstar Moderate Target Risk Index (the “Index”)

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	7.53%	5.45%	6.87%
Investor shares	7.29%	5.21%	6.62%
Morningstar Moderate Target Risk Index	6.48%	4.67%	5.91%

† Source: Morningstar Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index serves as a benchmark to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.42	$5.70	$5.90	$9.73	$4.62	$4.42
Ending value (after expenses)	$1,037.60	$1,036.70	$1,036.00	$1,032.50	$1,038.70	$1,037.60
Annualized expense ratio (%)	.86	1.11	1.15	1.90	.90	.86
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.75	$6.03	-	-	-	-
Ending value (after expenses)	$1,047.30	$1,045.60	-	-	-	-
Annualized expense ratio (%)	.92	1.17	-	-	-	-
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.15	$6.40	-	-	-	-
Ending value (after expenses)	$985.50	$984.20	-	-	-	-
Annualized expense ratio (%)	1.03	1.28	-	-	-	-
BNY Mellon International Fund
Expenses paid per $1,000†	$4.69	$5.98	-	-	-	-
Ending value (after expenses)	$1,046.70	$1,045.60	-	-	-	-
Annualized expense ratio (%)	.91	1.16	-	-	-	-
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.16	$7.44	-	-	-	-
Ending value (after expenses)	$1,021.30	$1,020.70	-	-	-	-
Annualized expense ratio (%)	1.21	1.46	-	-	-	-
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$8.66	$9.94	-	-	-	-
Ending value (after expenses)	$1,045.10	$1,043.80	-	-	-	-
Annualized expense ratio (%)	1.68	1.93	-	-	-	-
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$2.18	$3.48	-	-	-	-
Ending value (after expenses)	$1,062.50	$1,061.00	-	-	-	-
Annualized expense ratio (%)	.42	.67	-	-	-	-
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.38	$5.65	$5.85	$9.65	$4.58	$4.38
Ending value (after expenses)	$1,020.87	$1,019.61	$1,019.41	$1,015.63	$1,020.67	$1,020.87
Annualized expense ratio (%)	.86	1.11	1.15	1.90	.90	.86
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.69	$5.96	-	-	-	-
Ending value (after expenses)	$1,020.57	$1,019.31	-	-	-	-
Annualized expense ratio (%)	.92	1.17	-	-	-	-
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.24	$6.51	-	-	-	-
Ending value (after expenses)	$1,020.01	$1,018.75	-	-	-	-
Annualized expense ratio (%)	1.03	1.28	-	-	-	-
BNY Mellon International Fund
Expenses paid per $1,000†	$4.63	$5.90	-	-	-	-
Ending value (after expenses)	$1,020.62	$1,019.36	-	-	-	-
Annualized expense ratio (%)	.91	1.16	-	-	-	-
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.16	$7.43	-	-	-	-
Ending value (after expenses)	$1,019.11	$1,017.85	-	-	-	-
Annualized expense ratio (%)	1.21	1.46	-	-	-	-
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$8.54	$9.80	-	-	-	-
Ending value (after expenses)	$1,016.74	$1,015.48	-	-	-	-
Annualized expense ratio (%)	1.68	1.93	-	-	-	-
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$2.14	$3.41	-	-	-	-
Ending value (after expenses)	$1,023.09	$1,021.83	-	-	-	-
Annualized expense ratio (%)	.42	.67	-	-	-	-
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2023

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 96.4%
Automobiles & Components - .8%
General Motors Co.		77,562	2,599,103
Banks - 7.5%
JPMorgan Chase & Co.		112,558	16,470,612
U.S. Bancorp		253,646	9,265,688
			25,736,300
Capital Goods - 4.3%
Eaton Corp. PLC		26,391	6,079,695
L3Harris Technologies, Inc.		19,168	3,413,629
Northrop Grumman Corp.		11,998	5,196,214
			14,689,538
Consumer Durables & Apparel - .5%
Hasbro, Inc.		24,597	1,770,984
Consumer Services - 5.0%
International Game Technology PLC		376,729	12,062,863
Wynn Resorts Ltd.		48,616	4,928,690
			16,991,553
Energy - 14.8%
ConocoPhillips		32,620	3,882,759
EQT Corp.		105,032	[a] 4,539,483
Exxon Mobil Corp.		72,514	8,062,832
Hess Corp.		42,105	6,505,222
Marathon Petroleum Corp.		49,346	7,045,128
Occidental Petroleum Corp.		141,565	8,888,866
Schlumberger NV		75,887	4,474,298
Shell PLC, ADR		116,137	7,210,946
			50,609,534
Financial Services - 9.8%
Ameriprise Financial, Inc.		7,609	2,568,646
Ares Management Corp., Cl. A		34,121	3,529,476
CME Group, Inc.		51,594	10,457,072
Morgan Stanley		37,271	3,173,626
The Charles Schwab Corp.		77,308	4,572,768
The Goldman Sachs Group, Inc.		7,923	2,596,446
Voya Financial, Inc.		96,474	6,722,308
			33,620,342
Food, Beverage & Tobacco - 1.3%
Bunge Ltd.		39,478	4,513,125
Health Care Equipment & Services - 9.4%
Baxter International, Inc.		70,178	2,849,227
Becton, Dickinson & Co.		49,203	13,749,778
Medtronic PLC		149,227	12,162,000
UnitedHealth Group, Inc.		7,294	3,476,175
			32,237,180
Household & Personal Products - 2.2%
Kenvue, Inc.		329,194	7,587,922
Insurance - 10.4%
American International Group, Inc.		117,333	6,866,327
Assurant, Inc.		71,189	9,918,763
Everest Group Ltd.		28,153	10,154,224
The Allstate Corp.		32,387	3,491,642
The Progressive Corp.		39,007	5,206,264
			35,637,220
Materials - 3.0%
CF Industries Holdings, Inc.		33,993	2,619,841

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 96.4%(continued)
Materials - 3.0% (continued)
Freeport-McMoRan, Inc.		195,010	7,782,849
			10,402,690
Media & Entertainment - 4.6%
Comcast Corp., Cl. A		82,650	3,864,714
Omnicom Group, Inc.		72,302	5,857,185
The Interpublic Group of Companies, Inc.		181,391	5,915,161
			15,637,060
Pharmaceuticals, Biotechnology & Life Sciences - 9.0%
AbbVie, Inc.		82,862	12,177,400
Gilead Sciences, Inc.		115,110	8,803,613
Sanofi, ADR		183,454	9,756,084
			30,737,097
Semiconductors & Semiconductor Equipment - 3.5%
Applied Materials, Inc.		54,264	8,289,369
Intel Corp.		102,878	3,615,133
			11,904,502
Software & Services - .8%
International Business Machines Corp.		19,873	2,917,953
Technology Hardware & Equipment - 4.8%
Cisco Systems, Inc.		288,158	16,525,861
Transportation - 1.4%
FedEx Corp.		18,926	4,940,065
Utilities - 3.3%
Constellation Energy Corp.		76,628	7,981,572
Exelon Corp.		78,709	3,157,805
			11,139,377
Total Common Stocks(cost $277,058,519)			330,197,406
	1-Day Yield (%)
Investment Companies - 3.7%
Registered Investment Companies - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,657,325)	5.41	12,657,325	[b] 12,657,325
Total Investments (cost $289,715,844)		100.1%	342,854,731
Liabilities, Less Cash and Receivables		(.1%)	(394,404)
Net Assets		100.0%	342,460,327

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $4,494,059 and the value of the collateral was $4,594,452, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	27.7
Health Care	18.4
Energy	14.8
Information Technology	9.2
Consumer Discretionary	6.2
Industrials	5.7
Communication Services	4.6
Investment Companies	3.7
Consumer Staples	3.5
Utilities	3.3
Materials	3.0
100.1

† Based on net assets.

See notes to financial statements.

BNY Mellon Income Stock Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.7%	20,109,734	228,879,769	(236,332,178)	12,657,325	729,452
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	8,443,135	(8,443,135)	-	78,374	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	21,835,554	(21,835,554)	-	3,478	†††
Total - 3.7%	20,109,734	259,158,458	(266,610,867)	12,657,325	811,304

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.1%
Automobiles & Components - .7%
Aptiv PLC	4,059	[a]	411,786
BorgWarner, Inc.	9,390		382,642
Gentex Corp.	94,484		3,085,847
Harley-Davidson, Inc.	56,479		1,906,166
Lear Corp.	6,904		994,797
Mobileye Global, Inc., Cl. A	53,323	[a,b]	1,893,500
Phinia, Inc.	1,878		52,208
QuantumScape Corp.	25,140	[a]	179,500
Rivian Automotive, Inc., Cl. A	25,340	[a,b]	575,978
Thor Industries, Inc.	7,630		799,777
		10,282,201
Banks - 1.3%
Columbia Banking System, Inc.	3,160		64,717
Comerica, Inc.	4,685		225,395
East West Bancorp, Inc.	30,294		1,676,470
F.N.B. Corp.	43,090		501,137
Fifth Third Bancorp	124,323		3,300,776
First Citizens Bancshares, Inc., Cl. A	37		50,335
First Horizon Corp.	4,920		61,746
Frost Bankers, Inc.	4,574		432,380
Huntington Bancshares, Inc.	227,867		2,527,045
KeyCorp	10,532		119,328
M&T Bank Corp.	3,655		457,058
New York Community Bancorp, Inc.	32,375		397,565
NU Holdings Ltd.	72,990	[a]	499,981
Popular, Inc.	75,249		5,138,002
Regions Financial Corp.	107,880		1,978,519
Synovus Financial Corp.	29,000		897,840
Webster Financial Corp.	26,387		1,119,073
Wintrust Financial Corp.	8,355		648,432
Zions Bancorp NA	16,875		599,062
		20,694,861
Capital Goods - 10.9%
Advanced Drainage Systems, Inc.	54,887		7,034,318
AECOM	17,410		1,527,727
Air Lease Corp.	6,640		270,646
Allegion PLC	34,765		3,956,605
AMETEK, Inc.	77,101		12,298,381
Axon Enterprise, Inc.	48,822	[a]	10,394,692
Builders FirstSource, Inc.	8,083	[a]	1,172,358
BWX Technologies, Inc.	34,224		2,524,362
Carrier Global Corp.	26,000		1,493,700
ChargePoint Holdings, Inc.	4,640	[a,b]	33,222
CNH Industrial NV	257,996		3,555,185
Cummins, Inc.	4,163		957,657
Curtiss-Wright Corp.	17,849		3,712,414
Donaldson Co., Inc.	14,855		948,789
Dover Corp.	37,357		5,540,043

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Capital Goods - 10.9% (continued)
Eaton Corp. PLC	17,388		4,005,674
Fastenal Co.	19,190		1,104,960
Ferguson PLC	16,920		2,733,595
Flowserve Corp.	3,645		144,233
Fortive Corp.	24,322		1,917,790
Fortune Brands Innovations, Inc.	27,204		1,877,620
Generac Holdings, Inc.	8,463	[a]	1,005,489
Graco, Inc.	30,099		2,376,015
HEICO Corp., Cl. A	51,347		6,953,924
Hexcel Corp.	32,312		2,368,470
Howmet Aerospace, Inc.	89,937		4,449,183
Huntington Ingalls Industries, Inc.	14,527		3,200,589
IDEX Corp.	44,982		10,183,925
Ingersoll Rand, Inc.	26,105		1,817,169
ITT, Inc.	12,580		1,286,682
L3Harris Technologies, Inc.	4,579		815,474
Lincoln Electric Holdings, Inc.	7,846		1,510,041
Masco Corp.	79,484		4,690,351
MasTec, Inc.	2,525	[a]	251,212
MDU Resources Group, Inc.	8,735		177,845
Nordson Corp.	5,253		1,282,467
nVent Electric PLC	49,230		2,783,464
Otis Worldwide Corp.	30,342		2,595,758
Owens Corning	9,915		1,426,868
PACCAR, Inc.	26,962		2,218,703
Parker-Hannifin Corp.	22,681		9,455,709
Plug Power, Inc.	26,170	[a,b]	221,398
Quanta Services, Inc.	26,156		5,489,360
Regal Rexnord Corp.	1,638		265,667
Resideo Technologies, Inc.	64,860	[a]	1,093,540
Rockwell Automation, Inc.	8,130		2,537,210
Snap-on, Inc.	3,450		926,670
Spirit AeroSystems Holdings, Inc., Cl. A	7,775		165,763
Stanley Black & Decker, Inc.	3,671		346,469
Sunrun, Inc.	6,815	[a,b]	106,518
Textron, Inc.	67,254		5,226,308
The Timken Company	12,925		987,728
Trane Technologies PLC	18,780		3,854,783
TransDigm Group, Inc.	5,429	[a]	4,907,002
United Rentals, Inc.	6,549		3,120,860
Vertiv Holdings Co.	14,395		567,019
W.W. Grainger, Inc.	3,197		2,283,106
Watsco, Inc.	16,282	[b]	5,935,603
WESCO International, Inc.	8,886		1,438,199
Westinghouse Air Brake Technologies Corp.	15,160		1,705,803
WillScot Mobile Mini Holdings Corp.	3,875	[a]	158,953

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Capital Goods - 10.9% (continued)
Xylem, Inc.	16,498		1,708,203
		171,099,471
Commercial & Professional Services - 6.4%
ASGN, Inc.	11,444	[a]	940,239
Broadridge Financial Solutions, Inc.	42,657		7,943,160
CACI International, Inc., Cl. A	12,506	[a]	4,102,093
Cintas Corp.	9,448		4,763,398
Clarivate PLC	541,423	[a,b]	4,022,773
Copart, Inc.	265,212	[a]	11,889,454
Dun & Bradstreet Holdings, Inc.	15,875		173,038
Equifax, Inc.	34,127		7,054,051
FTI Consulting, Inc.	9,872	[a]	1,834,415
Jacobs Solutions, Inc.	9,215		1,242,366
Leidos Holdings, Inc.	12,464		1,215,365
Paychex, Inc.	23,210		2,836,958
Paycom Software, Inc.	10,889		3,210,513
RB Global, Inc.	39,157		2,416,770
Rentokil Initial PLC, ADR	158,057		5,998,263
Republic Services, Inc.	22,682		3,269,157
Robert Half, Inc.	16,716		1,236,315
Rollins, Inc.	55,452		2,194,236
Science Applications International Corp.	18,660		2,195,536
SS&C Technologies Holdings, Inc.	129,460		7,433,593
TransUnion	21,943		1,782,210
Verisk Analytics, Inc.	49,946		12,097,920
Waste Connections, Inc.	76,982		10,545,764
		100,397,587
Consumer Discretionary Distribution - 5.2%
Advance Auto Parts, Inc.	1,891		130,139
AutoZone, Inc.	1,956	[a]	4,951,281
Bath & Body Works, Inc.	21,525		793,627
Best Buy Co., Inc.	18,641		1,425,104
Burlington Stores, Inc.	35,988	[a]	5,839,413
CarMax, Inc.	11,440	[a]	934,419
Chewy, Inc., Cl. A	66,116	[a]	1,585,462
Coupang, Inc.	45,530	[a]	864,159
eBay, Inc.	49,935		2,236,089
Etsy, Inc.	22,905	[a]	1,685,121
Farfetch Ltd., Cl. A	338,435	[a]	964,540
Five Below, Inc.	3,867	[a]	664,969
Floor & Decor Holdings, Inc., Cl. A	1,850	[a]	184,445
Genuine Parts Co.	7,796		1,198,479
Kohl's Corp.	15,520		413,453
Lithia Motors, Inc.	1,491		459,258
LKQ Corp.	24,094		1,265,658
Macy's, Inc.	7,725		94,477
Ollie's Bargain Outlet Holdings, Inc.	120,284	[a]	9,271,491
O'Reilly Automotive, Inc.	12,080	[a]	11,351,576

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Consumer Discretionary Distribution - 5.2% (continued)
Pool Corp.	20,861		7,626,782
RH	5,728	[a,b]	2,091,808
Ross Stores, Inc.	115,467		14,065,035
The Gap, Inc.	14,250	[b]	165,015
Tractor Supply Co.	9,328		2,038,168
Ulta Beauty, Inc.	13,922	[a]	5,778,048
Valvoline, Inc.	39,415		1,357,453
Victoria's Secret & Co.	12,270	[a,b]	235,339
Wayfair, Inc., Cl. A	5,085	[a]	351,424
Williams-Sonoma, Inc.	7,545	[b]	1,065,354
		81,087,586
Consumer Durables & Apparel - 3.1%
Capri Holdings Ltd.	21,955	[a]	1,152,418
Crocs, Inc.	2,277	[a]	221,643
D.R. Horton, Inc.	12,075		1,437,166
Deckers Outdoor Corp.	145	[a]	76,718
Garmin Ltd.	23,780		2,521,156
Hasbro, Inc.	79,705		5,738,760
Lululemon Athletica, Inc.	31,910	[a]	12,166,007
Mohawk Industries, Inc.	9,035	[a]	916,059
NVR, Inc.	628	[a]	4,004,963
Peloton Interactive, Inc., Cl. A	336,916	[a]	2,149,524
Polaris, Inc.	27,242		3,053,556
PulteGroup, Inc.	25,990		2,132,739
PVH Corp.	4,395		367,422
Ralph Lauren Corp.	5,191		605,426
Skechers USA, Inc., Cl. A	78,571	[a]	3,952,907
Tapestry, Inc.	30,675		1,022,091
Tempur Sealy International, Inc.	61,606	[b]	2,878,232
Toll Brothers, Inc.	25,915		2,123,216
Whirlpool Corp.	18,248		2,553,990
		49,073,993
Consumer Services - 3.8%
ADT, Inc.	335,681		2,155,072
Aramark	190,301		7,075,391
Boyd Gaming Corp.	21,656		1,448,137
Bright Horizons Family Solutions, Inc.	205	[a]	19,356
Caesars Entertainment, Inc.	11,755	[a]	649,581
Carnival Corp.	57,165	[a]	904,350
Darden Restaurants, Inc.	22,439		3,489,489
Domino's Pizza, Inc.	3,183		1,233,094
Doordash, Inc., Cl. A	9,185	[a]	772,734
DraftKings, Inc., Cl. A	17,180	[a]	509,387
Expedia Group, Inc.	116,055	[a]	12,579,201
Frontdoor, Inc.	53,448	[a]	1,754,163
H&R Block, Inc.	33,585		1,342,728
Hilton Worldwide Holdings, Inc.	19,703		2,928,851

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Consumer Services - 3.8% (continued)
Hyatt Hotels Corp., Cl. A	4,388		493,255
International Game Technology PLC	29,468		943,565
Las Vegas Sands Corp.	28,631		1,570,697
Marriott International, Inc., Cl. A	12,701		2,584,781
Marriott Vacations Worldwide Corp.	81		8,804
MGM Resorts International	36,220		1,592,956
Norwegian Cruise Line Holdings Ltd.	28,425	[a]	471,002
Planet Fitness, Inc., Cl. A	104,754	[a,b]	6,369,043
Restaurant Brands International, Inc.	36,670		2,546,731
Royal Caribbean Cruises Ltd.	15,572	[a]	1,540,694
Service Corp. International	20,820		1,313,950
The Wendy's Company	14,790		292,694
Travel + Leisure Co.	1,960		78,792
Wingstop, Inc.	508		81,605
Wyndham Hotels & Resorts, Inc.	38,904		2,932,973
Wynn Resorts Ltd.	4,135		419,206
		60,102,282
Consumer Staples Distribution - 1.0%
BJ's Wholesale Club Holdings, Inc.	2,450	[a]	165,106
Casey's General Stores, Inc.	3,018		737,629
Dollar Tree, Inc.	49,937	[a]	6,110,291
Grocery Outlet Holding Corp.	66,956	[a]	2,065,593
Performance Food Group Co.	8,770	[a]	544,880
The Kroger Company	25,875		1,200,341
US Foods Holding Corp.	99,150	[a]	4,008,634
Walgreens Boots Alliance, Inc.	16,335		413,439
		15,245,913
Energy - 5.2%
Antero Midstream Corp.	3,020		36,602
Antero Resources Corp.	58,693	[a]	1,624,035
Baker Hughes Co.	60,845		2,201,981
Cheniere Energy, Inc.	15,258		2,490,106
Chesapeake Energy Corp.	21,200	[b]	1,870,052
Chevron Corp.	711		114,542
Coterra Energy, Inc.	20,415		575,499
Devon Energy Corp.	79,323		4,052,612
Diamondback Energy, Inc.	27,535		4,179,262
DT Midstream, Inc.	10,030		524,469
EQT Corp.	358,559	[b]	15,496,920
Halliburton Co.	246,765		9,530,064
Hess Corp.	34,370		5,310,165
HF Sinclair Corp.	4,910		270,492
Marathon Oil Corp.	79,820		2,103,257
Marathon Petroleum Corp.	13,425		1,916,687
New Fortress Energy, Inc.	4,410	[b]	136,886
NOV, Inc.	252,110		5,327,084
ONEOK, Inc.	22,535		1,469,282
Phillips 66	14,881		1,698,815
Pioneer Natural Resources Co.	29,283		6,967,304

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Energy - 5.2% (continued)
Range Resources Corp.	4,330		140,205
Schlumberger NV	45,051		2,656,207
Targa Resources Corp.	22,185		1,913,456
TechnipFMC PLC	10,825		206,108
The Williams Companies, Inc.	24,340		840,460
Valero Energy Corp.	52,452		6,813,515
Weatherford International PLC	20,121	[a]	1,781,111
		82,247,178
Equity Real Estate Investment - 4.3%
Alexandria Real Estate Equities, Inc.	22,109	[c]	2,572,161
American Homes 4 Rent, Cl. A	41,898	[c]	1,510,004
Americold Realty Trust, Inc.	1,850	[c]	62,253
AvalonBay Communities, Inc.	5,361	[c]	985,459
Boston Properties, Inc.	6,370	[c]	425,325
Brixmor Property Group, Inc.	74,580	[c]	1,639,268
Camden Property Trust	19,110	[c]	2,056,618
Cousins Properties, Inc.	9,820	[c]	230,770
CubeSmart	13,560	[b,c]	565,588
Digital Realty Trust, Inc.	52,677	[c]	6,938,614
EastGroup Properties, Inc.	6,233	[c]	1,119,634
EPR Properties	1,775	[c]	79,485
Equinix, Inc.	3,932	[c]	3,072,386
Equity Lifestyle Properties, Inc.	53,747	[c]	3,598,899
Equity Residential	86,262	[c]	5,592,365
Essex Property Trust, Inc.	10,834	[c]	2,582,717
Extra Space Storage, Inc.	18,242	[c]	2,347,381
Federal Realty Investment Trust	5,455	[c]	534,263
Healthcare Realty Trust, Inc.	700	[c]	12,264
Healthpeak Properties, Inc.	70,728	[c]	1,455,582
Highwoods Properties, Inc.	12,525	[c]	298,471
Host Hotels & Resorts, Inc.	61,889	[c]	977,227
Iron Mountain, Inc.	6,610	[c]	419,999
Kilroy Realty Corp.	11,150	[c]	411,992
Kimco Realty Corp.	81,004	[c]	1,534,216
Lamar Advertising Co., Cl. A	35,968	[c]	3,281,001
Medical Properties Trust, Inc.	50,060	[b,c]	361,433
Mid-America Apartment Communities, Inc.	6,670	[c]	968,684
NNN REIT, Inc.	11,835	[c]	466,181
Omega Healthcare Investors, Inc.	6,270	[b,c]	199,511
Park Hotels & Resorts, Inc.	31,625	[c]	405,749
Rayonier, Inc.	24,799	[c]	741,490
Realty Income Corp.	31,106	[c]	1,743,180
Regency Centers Corp.	54,170	[c]	3,369,374
Rexford Industrial Realty, Inc.	19,962	[c]	1,067,368
Simon Property Group, Inc.	31,357	[c]	3,558,706
Spirit Realty Capital, Inc.	23,674	[c]	914,053
UDR, Inc.	28,390	[c]	1,132,761
Ventas, Inc.	6,545	[c]	285,886

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Equity Real Estate Investment - 4.3% (continued)
VICI Properties, Inc.	97,483	[c]	3,006,376
Vornado Realty Trust	9,040	[a,b,c]	217,141
Welltower, Inc.	51,542	[c]	4,271,801
Weyerhaeuser Co.	27,897	[c]	913,627
		67,927,263
Financial Services - 7.4%
Affirm Holdings, Inc.	10,005	[a]	208,204
Ally Financial, Inc.	38,090		1,054,712
Ameriprise Financial, Inc.	30,332		10,239,477
Apollo Global Management, Inc.	17,090		1,492,640
Ares Management Corp., Cl. A	111,520		11,535,629
Block, Inc.	103,223	[a]	5,950,806
Blue Owl Capital, Inc.	22,135		264,513
Coinbase Global, Inc., Cl. A	8,690	[a,b]	691,724
Credit Acceptance Corp.	593	[a]	297,550
Discover Financial Services	47,781		4,303,635
Equitable Holdings, Inc.	41,565		1,197,072
Euronet Worldwide, Inc.	43,095	[a]	3,764,779
Evercore, Inc., Cl. A	21,487		3,009,254
Fidelity National Information Services, Inc.	66,630		3,721,952
Fiserv, Inc.	58,896	[a]	7,149,385
FLEETCOR Technologies, Inc.	7,535	[a]	2,047,486
Franklin Resources, Inc.	13,315	[b]	356,043
Global Payments, Inc.	98,810		12,518,239
Interactive Brokers Group, Inc., Cl. A	745		67,855
Intercontinental Exchange, Inc.	47,295		5,580,337
Invesco Ltd.	43,145		686,868
Jack Henry & Associates, Inc.	8,174		1,281,520
Janus Henderson Group PLC	7,975		219,073
Jefferies Financial Group, Inc.	5,100		182,019
KKR & Co., Inc.	19,560		1,228,564
LPL Financial Holdings, Inc.	37,737		8,701,775
MGIC Investment Corp.	41,290		725,878
MSCI, Inc.	3,382		1,838,523
Nasdaq, Inc.	49,192		2,581,596
Northern Trust Corp.	12,025		914,742
OneMain Holdings, Inc.	2,250		93,398
Raymond James Financial, Inc.	48,215		5,042,807
Robinhood Markets, Inc., Cl. A	33,875	[a]	368,899
Rocket Cos, Inc., CI. A	45,894	[a,b]	490,148
Shift4 Payments, Inc., Cl. A	5,415	[a]	307,518
SLM Corp.	103,412		1,472,587
SoFi Technologies, Inc.	45,520	[a,b]	394,203
Starwood Property Trust, Inc.	43,790	[b,c]	894,630
State Street Corp.	14,635		1,006,010
Synchrony Financial	22,749		734,338
T. Rowe Price Group, Inc.	13,812		1,550,121

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Financial Services - 7.4% (continued)
Toast, Inc., Cl. A	18,225	[a,b]	404,048
Tradeweb Markets, Inc., Cl. A	29,296		2,532,053
Voya Financial, Inc.	90,073		6,276,287
WEX, Inc.	1,437	[a]	281,911
XP, Inc., Cl. A	9,800	[a]	248,332
		115,909,140
Food, Beverage & Tobacco - 1.4%
Brown-Forman Corp., Cl. B	15,817		1,045,978
Bunge Ltd.	12,935		1,478,729
Celsius Holdings, Inc.	988	[a]	193,688
Coca-Cola Europacific Partners PLC	30,236		1,938,430
Conagra Brands, Inc.	150,638		4,501,063
Darling Ingredients, Inc.	1,650	[a]	101,904
Freshpet, Inc.	8,991	[a,b]	678,910
Ingredion, Inc.	4,980		512,492
Lamb Weston Holdings, Inc.	12,021		1,170,966
McCormick & Co., Inc.	19,380		1,590,710
Molson Coors Beverage Co., Cl. B	61,015		3,873,842
The J.M. Smucker Company	1,779		257,866
Tyson Foods, Inc., Cl. A	85,392		4,548,832
		21,893,410
Health Care Equipment & Services - 6.6%
Acadia Healthcare Co., Inc.	430	[a]	33,153
agilon health, Inc.	18,125	[a,b]	321,175
Align Technology, Inc.	28,951	[a]	10,715,923
AMN Healthcare Services, Inc.	11,755	[a]	1,038,907
Baxter International, Inc.	91,657		3,721,274
Cencora, Inc.	39,479		6,947,514
Centene Corp.	102,750	[a]	6,334,537
Certara, Inc.	7,930	[a]	128,149
DaVita, Inc.	4,865	[a]	498,273
Dentsply Sirona, Inc.	10,956		406,358
DexCom, Inc.	85,293	[a]	8,612,887
Doximity, Inc., Cl. A	6,740	[a,b]	160,682
Encompass Health Corp.	73,119		5,194,374
Enovis Corp.	2,475	[a]	138,699
Envista Holdings Corp.	10,990	[a]	351,900
HCA Healthcare, Inc.	5,540		1,536,242
HealthEquity, Inc.	14,532	[a]	981,637
Henry Schein, Inc.	13,215	[a]	1,011,476
Humana, Inc.	3,071		1,417,666
ICU Medical, Inc.	453	[a,b]	65,699
IDEXX Laboratories, Inc.	19,113	[a]	9,774,579
Inspire Medical Systems, Inc.	15,183	[a]	3,444,719
Insulet Corp.	8,822	[a]	1,691,266
Laboratory Corp. of America Holdings	24,731		5,146,521
Masimo Corp.	1,792	[a,b]	204,790
Molina Healthcare, Inc.	11,609	[a]	3,600,183

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Health Care Equipment & Services - 6.6% (continued)
Penumbra, Inc.	1,981	[a]	523,974
Quest Diagnostics, Inc.	10,071		1,324,336
QuidelOrtho Corp.	2,335	[a]	192,311
R1 RCM, Inc.	127,540	[a]	2,198,790
ResMed, Inc.	12,592		2,009,557
Shockwave Medical, Inc.	12,573	[a]	2,770,963
Steris PLC	35,658		8,186,720
Tenet Healthcare Corp.	1,680	[a]	130,301
The Cooper Companies, Inc.	12,759		4,720,702
Universal Health Services, Inc., Cl. B	826		111,262
Veeva Systems, Inc., Cl. A	10,500	[a]	2,191,350
Zimmer Biomet Holdings, Inc.	51,428		6,126,103
		103,964,952
Household & Personal Products - .7%
Church & Dwight Co., Inc.	73,119		7,075,726
Coty, Inc., Cl. A	73,520	[a]	849,891
Kenvue, Inc.	94,808		2,185,324
Spectrum Brands Holdings, Inc.	815		67,784
The Clorox Company	4,322		676,177
		10,854,902
Insurance - 3.9%
Aflac, Inc.	25,776		1,922,116
American Financial Group, Inc.	9,016		1,045,135
Aon PLC, Cl. A	6,208		2,069,685
Arch Capital Group Ltd.	102,167	[a]	7,852,556
Arthur J. Gallagher & Co.	10,541		2,429,490
Assurant, Inc.	35,920		5,004,734
Assured Guaranty Ltd.	22,525		1,325,371
Brighthouse Financial, Inc.	35	[a]	1,738
Cincinnati Financial Corp.	14,964		1,583,042
Everest Group Ltd.	12,779		4,609,130
Fidelity National Financial, Inc.	27,130		1,123,182
First American Financial Corp.	42,908		2,646,565
Globe Life, Inc.	20,935		2,335,718
Kinsale Capital Group, Inc.	247		98,462
Lincoln National Corp.	13,920		357,187
Markel Group, Inc.	2,940	[a]	4,348,025
Old Republic International Corp.	41,500		1,135,025
Principal Financial Group, Inc.	22,735		1,766,737
Prudential Financial, Inc.	590		55,855
Reinsurance Group of America, Inc.	37,463		5,193,121
RenaissanceRe Holdings Ltd.	6,990		1,313,351
Ryan Specialty Holdings, Inc.	94,321	[a]	4,598,149
The Allstate Corp.	624		67,273
The Hanover Insurance Group, Inc.	1,750		186,760
The Hartford Financial Services Group, Inc.	53,110		3,814,360
The Travelers Companies, Inc.	5,334		860,001

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Insurance - 3.9% (continued)
Unum Group	25,415		1,250,164
W.R. Berkley Corp.	32,492		2,009,955
White Mountains Insurance Group Ltd.	28		44,483
		61,047,370
Materials - 3.9%
Albemarle Corp.	7,742		1,538,413
Alcoa Corp.	55,093		1,657,197
Ashland, Inc.	9,860		854,172
Avery Dennison Corp.	22,120		4,166,966
Axalta Coating Systems Ltd.	63,350	[a]	1,792,805
Ball Corp.	13,165		716,834
Celanese Corp.	13,008		1,643,691
CF Industries Holdings, Inc.	66,299		5,109,664
Cleveland-Cliffs, Inc.	13,085	[a]	200,070
Corteva, Inc.	98,627		4,981,650
DuPont de Nemours, Inc.	45,771		3,519,332
Eastman Chemical Co.	5,938		504,789
FMC Corp.	27,531		2,373,998
Freeport-McMoRan, Inc.	87,256		3,482,387
Huntsman Corp.	32,120		895,184
International Flavors & Fragrances, Inc.	12,210		860,194
LyondellBasell Industries NV, Cl. A	6,330		625,214
Martin Marietta Materials, Inc.	5,338		2,382,937
Newmont Corp.	142,254		5,607,653
Nucor Corp.	4,988		858,435
Olin Corp.	17,040		988,661
Packaging Corp. of America	18,411		2,745,080
PPG Industries, Inc.	23,785		3,371,762
Reliance Steel & Aluminum Co.	5,136		1,463,555
Royal Gold, Inc.	8,690		974,062
Sealed Air Corp.	23,140		857,568
Sonoco Products Co.	11,905		683,942
SSR Mining, Inc.	14,615		217,033
Steel Dynamics, Inc.	14,217		1,515,390
Teck Resources Ltd., Cl. B	35,978		1,486,611
The Chemours Company	770		26,195
The Mosaic Company	27,740		1,077,699
The Scotts Miracle-Gro Company	2,440	[b]	138,250
U.S. Steel Corp.	10,865		337,793
Vulcan Materials Co.	7,685		1,677,251
WestRock Co.	12,296		402,202
		61,734,639
Media & Entertainment - 2.5%
Atlanta Braves Holdings, Inc.	2,603	[a]	95,894
Cable One, Inc.	121		78,719
Electronic Arts, Inc.	5,635		676,087
Fox Corp., Cl. A	21,295		704,013

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Media & Entertainment - 2.5% (continued)
IAC, Inc.	13,645	[a]	754,978
Liberty Broadband Corp., Cl. A	2,552	[a,b]	238,969
Liberty Broadband Corp., Cl. C	7,696	[a]	720,038
Liberty Media Corp-Liberty Formula One, Cl. C	89,913	[a]	6,185,115
Liberty Media Corp-Liberty Live, Cl. C	8,952	[a]	301,235
Liberty Media Corp-Liberty SiriusXM	20,420	[a]	499,065
Live Nation Entertainment, Inc.	34,877	[a]	2,948,153
Match Group, Inc.	24,767	[a]	1,160,829
News Corporation, Cl. A	38,225		821,455
Nexstar Media Group, Inc.	6,204	[b]	1,010,011
Omnicom Group, Inc.	23,400		1,895,634
Paramount Global, Cl. B	31,991	[b]	482,744
Pinterest, Inc., Cl. A	18,392		505,596
Roblox Corp., CI. A	15,860	[a]	448,679
Roku, Inc.	3,690	[a]	299,628
Spotify Technology SA	20,505	[a]	3,157,155
Take-Two Interactive Software, Inc.	21,584	[a]	3,069,245
TEGNA, Inc.	57,110		944,028
The Interpublic Group of Companies, Inc.	81,992		2,673,759
The Trade Desk, Inc., Cl. A	53,189	[a]	4,256,716
Warner Bros Discovery, Inc.	86,224	[a]	1,132,983
Warner Music Group Corp., Cl. A	124,226		4,136,726
ZoomInfo Technologies, Inc.	4,860	[a]	87,577
		39,285,031
Pharmaceuticals, Biotechnology & Life Sciences - 5.4%
10X Genomics, Inc., CI. A	35,758	[a]	1,854,052
Agilent Technologies, Inc.	22,884		2,770,566
Alnylam Pharmaceuticals, Inc.	7,849	[a]	1,552,689
Apellis Pharmaceuticals, Inc.	6,030	[a,b]	254,526
Avantor, Inc.	104,215	[a]	2,256,255
Biogen, Inc.	3,048	[a]	814,913
BioMarin Pharmaceutical, Inc.	51,269	[a]	4,684,961
Bio-Rad Laboratories, Inc., Cl. A	246	[a]	98,449
Bio-Techne Corp.	53,287		4,177,701
Catalent, Inc.	8,435	[a]	421,497
Charles River Laboratories International, Inc.	8,597	[a]	1,778,032
Elanco Animal Health, Inc.	47,987	[a]	585,441
Exact Sciences Corp.	8,410	[a]	703,665
Exelixis, Inc.	1,630	[a]	36,496
Fortrea Holdings, Inc.	49,102	[a]	1,352,760
Horizon Therapeutics PLC	69,494	[a]	7,834,754
ICON PLC	16,087	[a]	4,181,655
Illumina, Inc.	28,304	[a]	4,676,387
Incyte Corp.	14,730	[a]	950,527
Ionis Pharmaceuticals, Inc.	11,845	[a,b]	476,998

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Pharmaceuticals, Biotechnology & Life Sciences - 5.4% (continued)
IQVIA Holdings, Inc.	12,851	[a]	2,861,018
Karuna Therapeutics, Inc.	1,235	[a]	231,884
Mettler-Toledo International, Inc.	1,752	[a]	2,126,017
Moderna, Inc.	5,686	[a]	642,916
Natera, Inc.	7,575	[a]	444,880
Neurocrine Biosciences, Inc.	64,540	[a]	7,027,761
QIAGEN NV	10,641	[a]	484,059
Repligen Corp.	42,364	[a]	7,367,523
Roivant Sciences Ltd.	19,470	[a]	225,268
Sarepta Therapeutics, Inc.	103,345	[a]	12,505,778
Seagen, Inc.	6,830	[a]	1,407,458
Sotera Health Co.	1,730	[a]	27,922
Syneos Health, Inc.	1,130	[a]	48,285
Ultragenyx Pharmaceutical, Inc.	5,430	[a]	199,770
United Therapeutics Corp.	18,783	[a]	4,214,154
Viatris, Inc.	45,179		485,674
Waters Corp.	4,032	[a]	1,132,186
West Pharmaceutical Services, Inc.	4,337		1,764,725
		84,659,602
Real Estate Management & Development - 1.9%
CBRE Group, Inc., Cl. A	74,519	[a]	6,337,841
CoStar Group, Inc.	240,075	[a]	19,683,749
Zillow Group, Inc., Cl. C	71,995	[a]	3,755,259
		29,776,849
Semiconductors & Semiconductor Equipment - 2.4%
Allegro MicroSystems, Inc.	2,635	[a]	100,789
Enphase Energy, Inc.	5,729	[a]	724,890
First Solar, Inc.	6,921	[a]	1,308,900
KLA Corp.	2,320		1,164,338
Lattice Semiconductor Corp.	8,295	[a]	806,772
Marvell Technology, Inc.	28,730		1,673,522
Microchip Technology, Inc.	44,363		3,630,668
MKS Instruments, Inc.	46,535	[b]	4,664,203
Monolithic Power Systems, Inc.	5,424		2,827,043
NVIDIA Corp.	13,020		6,426,021
NXP Semiconductors NV	7,214		1,484,064
ON Semiconductor Corp.	10,785	[a]	1,061,891
Qorvo, Inc.	30,184	[a]	3,241,460
Skyworks Solutions, Inc.	46,078		5,010,522
Teradyne, Inc.	23,986	[b]	2,587,370
Universal Display Corp.	1,947		316,504
Wolfspeed, Inc.	7,760	[a,b]	371,083
		37,400,040
Software & Services - 9.9%
Akamai Technologies, Inc.	51,342	[a]	5,395,531
Alteryx, Inc., Cl. A	65	[a]	1,919

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Software & Services - 9.9% (continued)
Ansys, Inc.	44,489	[a]	14,186,207
AppLovin Corp., Cl. A	37,760	[a]	1,631,987
Bill Holdings, Inc.	32,500	[a]	3,747,250
Black Knight, Inc.	14,860	[a]	1,125,794
BlackLine, Inc.	19,464	[a]	1,169,008
Cadence Design Systems, Inc.	20,347	[a]	4,892,233
CCC Intelligent Solutions Holdings, Inc.	2,685	[a]	28,730
Check Point Software Technologies Ltd.	22,210	[a]	2,989,244
Cloudflare, Inc., Cl. A	10,200	[a,b]	663,306
Cognizant Technology Solutions Corp., Cl. A	31,687		2,269,106
Confluent, Inc., Cl. A	10,765	[a]	356,214
CrowdStrike Holdings, Inc., CI. A	8,610	[a]	1,403,688
Datadog, Inc., Cl. A	10,558	[a]	1,018,636
DocuSign, Inc.	4,011	[a]	201,753
Dolby Laboratories, Inc., Cl. A	37,659		3,181,056
DoubleVerify Holdings, Inc.	2,265	[a]	76,580
DXC Technology Co.	14,045	[a]	291,293
Dynatrace, Inc.	67,800	[a]	3,267,960
Elastic NV	3,075	[a]	190,281
EPAM Systems, Inc.	18,195	[a]	4,712,323
Fair Isaac Corp.	686	[a]	620,549
Five9, Inc.	4,235	[a]	306,487
Gartner, Inc.	27,939	[a]	9,769,710
Gen Digital, Inc.	116,852		2,366,253
Gitlab, Inc., Cl. A	2,195	[a]	103,977
Globant SA	1,159	[a,b]	236,981
Guidewire Software, Inc.	8,140	[a]	703,540
HashiCorp, Inc., Cl. A	815	[a]	23,765
HubSpot, Inc.	27,685	[a]	15,130,406
Informatica, Inc., Cl. A	1,640	[a]	34,358
Intuit, Inc.	17,009		9,215,646
Kyndryl Holdings, Inc.	33,080	[a]	558,390
Manhattan Associates, Inc.	1,622	[a]	328,650
MongoDB, Inc.	3,612	[a]	1,377,256
nCino, Inc.	855	[a]	28,104
New Relic, Inc.	5,340	[a]	454,487
Nutanix, Inc., Cl. A	7,170	[a]	222,987
Okta, Inc.	6,807	[a]	568,453
Palantir Technologies, Inc., Cl. A	84,685	[a]	1,268,581
Pegasystems, Inc.	135		6,704
Procore Technologies, Inc.	4,345	[a]	293,505
PTC, Inc.	744	[a]	109,494
RingCentral, Inc., Cl. A	3,375	[a]	104,389
Roper Technologies, Inc.	24,955		12,454,042
SentinelOne, Inc., Cl. A	2,075	[a]	34,507
ServiceNow, Inc.	14,352	[a]	8,450,888

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.1%(continued)
Software & Services - 9.9% (continued)
Shopify, Inc., Cl. A	143,646	[a]	9,551,023
Smartsheet, Inc., Cl. A	6,545	[a]	273,123
Splunk, Inc.	74,530	[a]	9,037,508
Teradata Corp.	1,775	[a]	82,129
Twilio, Inc., Cl. A	103,835	[a]	6,615,328
Tyler Technologies, Inc.	19,323	[a]	7,698,863
UiPath, Inc., Cl. A	43,165	[a,b]	682,439
Unity Software, Inc.	10,417	[a,b]	386,158
Verisign, Inc.	7,681	[a]	1,596,035
Zoom Video Communications, Inc., CI. A	8,840	[a]	627,905
Zscaler, Inc.	6,681	[a]	1,042,570
		155,165,289
Technology Hardware & Equipment - 3.7%
Amphenol Corp., Cl. A	204,901		18,109,150
CDW Corp.	10,114		2,135,571
Cognex Corp.	22,447		1,056,805
Coherent Corp.	1,975	[a]	74,319
Corning, Inc.	6,635		217,761
Dell Technologies, Inc., Cl. C	44,304		2,491,657
F5, Inc.	6,103	[a]	998,817
Flex Ltd.	53,124	[a]	1,465,691
Hewlett Packard Enterprise Co.	20,315		345,152
HP, Inc.	10,460		310,767
Jabil, Inc.	15,780		1,805,548
Keysight Technologies, Inc.	68,484	[a]	9,128,917
Lumentum Holdings, Inc.	37,455	[a]	2,027,439
NetApp, Inc.	43,987		3,373,803
Pure Storage, Inc., Cl. A	27,470	[a]	1,005,127
TE Connectivity Ltd.	20,361		2,695,593
Trimble, Inc.	77,738	[a]	4,259,265
Viasat, Inc.	3,650	[a,b]	101,251
Western Digital Corp.	81,662	[a]	3,674,790
Zebra Technologies Corp., Cl. A	9,446	[a]	2,597,744
		57,875,167
Telecommunication Services - .0%
Frontier Communications Parent, Inc.	15,720	[a]	251,834
Iridium Communications, Inc.	4,965		243,037
		494,871
Transportation - 1.7%
Alaska Air Group, Inc.	39,805	[a]	1,670,616
American Airlines Group, Inc.	12,965	[a]	190,974
Avis Budget Group, Inc.	472	[a]	100,720
Expeditors International of Washington, Inc.	38,414		4,483,298
GXO Logistics, Inc.	4,345	[a]	277,950
J.B. Hunt Transport Services, Inc.	19,259		3,618,381
Knight-Swift Transportation Holdings, Inc.	48,383		2,652,356

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.1%(continued)
Transportation - 1.7% (continued)
Landstar System, Inc.		19,722		3,743,433
Lyft, Inc., Cl. A		275,686	[a]	3,247,581
Norfolk Southern Corp.		13,258		2,718,023
Old Dominion Freight Line, Inc.		1,096		468,398
Ryder System, Inc.		8,455		851,418
Southwest Airlines Co.		6,290	[b]	198,764
United Airlines Holdings, Inc.		31,825	[a]	1,585,203
XPO, Inc.		735	[a]	54,853
			25,861,968
Utilities - 3.8%
Ameren Corp.		38,855		3,080,036
American Electric Power Co., Inc.		31,772		2,490,925
American Water Works Co., Inc.		19,573		2,715,558
Brookfield Renewable Corp., Cl. A		385		10,761
CenterPoint Energy, Inc.		197,050		5,495,724
Clearway Energy, Inc., Cl. C		3,465		85,828
CMS Energy Corp.		30,975		1,740,485
Constellation Energy Corp.		93,815		9,771,770
Dominion Energy, Inc.		74,608		3,621,472
DTE Energy Co.		26,091		2,697,288
Edison International		11,110		764,923
Entergy Corp.		41,312		3,934,968
Essential Utilities, Inc.		1,475		54,428
Eversource Energy		37,690		2,405,376
Exelon Corp.		97,998		3,931,680
FirstEnergy Corp.		52,523		1,894,505
IDACORP, Inc.		1,090		104,466
NiSource, Inc.		42,260		1,130,878
NRG Energy, Inc.		32,600		1,224,130
Pinnacle West Capital Corp.		19,345		1,494,788
Public Service Enterprise Group, Inc.		7,980		487,418
The AES Corp.		51,305		919,899
UGI Corp.		7,740		194,893
Vistra Corp.		182,278		5,727,175
WEC Energy Group, Inc.		11,365		956,024
Xcel Energy, Inc.		42,585		2,432,881
			59,368,279
Total Common Stocks(cost $769,004,941)			1,523,449,844

Exchange-Traded Funds - 1.4%
Registered Investment Companies - 1.4%
iShares Russell Mid-Cap Growth ETF		170,192	[b]	16,374,172
SPDR S&P MidCap 400 ETF Trust		10,629	[b]	5,139,866
Total Exchange-Traded Funds(cost $18,511,478)			21,514,038

Escrow Shares - .0%
Telecommunication Services - .0%
GCI Liberty, Inc. (cost $0)		9,830		8,847

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Number of Rights		Value ($)
Rights - .0%
Health Care Equipment & Services - .0%
Abiomed, Inc. expiring 12/31/2049 (cost $0)		40,585	[d]	41,397
	1-Day Yield (%)	Shares
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $23,123,161)	5.41	23,123,161	[e]	23,123,161

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,609,780)	5.41	10,609,780	[e]	10,609,780
Total Investments (cost $821,249,360)		100.7%	1,578,747,067
Liabilities, Less Cash and Receivables		(.7%)	(10,576,666)
Net Assets		100.0%	1,568,170,401

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $43,643,130 and the value of the collateral was $44,454,513, consisting of cash collateral of $10,609,780 and U.S. Government & Agency securities valued at $33,844,733. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at August 31, 2023. These securities were valued at $41,397 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Industrials	19.0
Information Technology	16.0
Consumer Discretionary	12.7
Financials	12.6
Health Care	12.0
Real Estate	6.2
Energy	5.3
Materials	3.9
Utilities	3.8
Investment Companies	3.6
Consumer Staples	3.1
Communication Services	2.5
Consumer, Non-cyclical	.0
Communications	.0
100.7

† Based on net assets.

See notes to financial statements.

BNY Mellon Mid Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	32,165,379	399,832,183	(408,874,401)	23,123,161	1,501,733
Investment of Cash Collateral for Securities Loaned - .7%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	-	82,064,166	(71,454,386)	10,609,780	33,335	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	20,829,528	325,265,922	(346,095,450)	-	186,200	†††
Total - 2.2%	52,994,907	807,162,271	(826,424,237)	33,732,941	1,721,268

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 95.8%
Automobiles & Components - .9%
Gentherm, Inc.	37,177	[a]	2,238,427
Stoneridge, Inc.	86,345	[a]	1,774,390
Visteon Corp.	11,406	[a]	1,588,514
		5,601,331
Banks - 6.6%
BankUnited, Inc.	109,882		2,884,402
Banner Corp.	13,949		607,479
Capstar Financial Holdings, Inc.	29,650		387,229
Columbia Banking System, Inc.	151,493		3,102,577
CVB Financial Corp.	51,758		903,695
First Bancorp	24,783	[b]	734,568
First Bancorp / Puerto Rico	313,462		4,344,583
First Hawaiian, Inc.	49,393		934,022
First Interstate BancSystem, Inc., Cl. A	87,681		2,271,815
First Merchants Corp.	64,647		1,929,066
HarborOne Bancorp, Inc.	43,212		430,824
Heritage Commerce Corp.	65,018		563,706
Heritage Financial Corp.	48,486		834,929
National Bank Holdings Corp., Cl. A	45,747		1,442,860
Seacoast Banking Corp. of Florida	103,229		2,437,237
SouthState Corp.	27,509		1,988,901
Synovus Financial Corp.	88,905		2,752,499
Texas Capital Bancshares, Inc.	104,489	[a]	6,524,293
UMB Financial Corp.	42,573		2,691,039
United Community Banks, Inc.	84,151		2,272,077
Webster Financial Corp.	60,258		2,555,542
		42,593,343
Capital Goods - 12.4%
AerCap Holdings NV	23,963	[a]	1,474,204
AeroVironment, Inc.	18,087	[a]	1,754,982
Armstrong World Industries, Inc.	26,463		2,026,801
Astec Industries, Inc.	27,346		1,499,108
Boise Cascade Co.	7,665		838,321
BWX Technologies, Inc.	65,070		4,799,563
Construction Partners, Inc., Cl. A	181,598	[a]	6,310,530
Curtiss-Wright Corp.	12,716		2,644,801
Dycom Industries, Inc.	12,701	[a]	1,269,211
EMCOR Group, Inc.	19,232		4,312,776
Energy Recovery, Inc.	40,859	[a]	1,110,548
EnerSys	54,906		5,764,032
EnPro Industries, Inc.	13,389		1,826,126
Flowserve Corp.	122,113		4,832,011
Fluor Corp.	351,986	[a]	12,315,990
Gibraltar Industries, Inc.	25,136	[a]	1,885,954
GrafTech International Ltd.	39,091		138,382
Granite Construction, Inc.	43,390	[b]	1,791,573

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.8%(continued)
Capital Goods - 12.4% (continued)
Kratos Defense & Security Solutions, Inc.	83,994	[a]	1,351,463
Lindsay Corp.	9,081		1,126,952
Matrix Service Co.	298,529	[a]	2,480,776
MDU Resources Group, Inc.	55,240		1,124,686
Mercury Systems, Inc.	41,435	[a]	1,626,324
MSC Industrial Direct Co., Inc., Cl. A	19,835		2,024,360
Proto Labs, Inc.	34,705	[a]	1,023,798
SiteOne Landscape Supply, Inc.	23,846	[a]	4,082,197
Spirit AeroSystems Holdings, Inc., Cl. A	136,259	[b]	2,905,042
Terex Corp.	6,399		387,843
The AZEK Company, Inc.	98,838	[a]	3,361,480
Titan Machinery, Inc.	32,875	[a]	1,019,783
Zurn Elkay Water Solutions Corp.	24,391		722,461
		79,832,078
Commercial & Professional Services - 2.2%
CACI International, Inc., Cl. A	13,605	[a]	4,462,576
KBR, Inc.	62,472		3,843,277
Korn Ferry	29,753		1,516,808
Li-Cycle Holdings Corp.	113,415	[a,b]	503,563
The Brink's Company	53,754		4,075,091
		14,401,315
Consumer Discretionary Distribution - 3.9%
American Eagle Outfitters, Inc.	132,184		2,241,841
Citi Trends, Inc.	57,090	[a]	1,234,857
Designer Brands, Inc., Cl. A	166,114		1,745,858
Farfetch Ltd., Cl. A	314,116	[a,b]	895,231
Leslie's, Inc.	123,661	[a,b]	774,118
Ollie's Bargain Outlet Holdings, Inc.	167,505	[a]	12,911,285
RH	3,769	[a,b]	1,376,401
Urban Outfitters, Inc.	60,534	[a]	2,010,334
Warby Parker, Inc., Cl. A	198,260	[a,b]	2,381,103
		25,571,028
Consumer Durables & Apparel - 3.0%
Capri Holdings Ltd.	22,637	[a]	1,188,216
Carter's, Inc.	9,837	[b]	704,034
Cavco Industries, Inc.	5,949	[a]	1,662,864
Figs, Inc., Cl. A	133,527	[a]	825,197
GoPro, Inc., Cl. A	581,644	[a]	2,114,276
Meritage Homes Corp.	6,990		971,890
Oxford Industries, Inc.	1,362		137,548
Peloton Interactive, Inc., Cl. A	324,242	[a]	2,068,664
Skechers USA, Inc., Cl. A	26,353	[a]	1,325,819
Sonos, Inc.	57,983	[a]	799,006
The Lovesac Company	33,167	[a]	760,188
Toll Brothers, Inc.	9,061		742,368
Topgolf Callaway Brands Corp.	178,531	[a]	3,113,581

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.8%(continued)
Consumer Durables & Apparel - 3.0% (continued)
YETI Holdings, Inc.	60,492	[a]	3,021,575
		19,435,226
Consumer Services - 3.9%
Bloomin' Brands, Inc.	137,538		3,859,316
Bright Horizons Family Solutions, Inc.	23,950	[a]	2,261,359
Chuy's Holdings, Inc.	18,647	[a]	710,451
El Pollo Loco Holdings, Inc.	9,984	[a]	94,948
European Wax Center, Inc., Cl. A	73,203	[a,b]	1,270,804
Genius Sports Ltd.	1,184,430	[a]	7,864,615
Monarch Casino & Resort, Inc.	7,652		515,745
Papa John's International, Inc.	25,908		1,961,236
Planet Fitness, Inc., Cl. A	72,337	[a]	4,398,090
Six Flags Entertainment Corp.	91,760	[a]	2,106,810
		25,043,374
Consumer Staples Distribution - 1.0%
Grocery Outlet Holding Corp.	149,457	[a]	4,610,748
The Chefs' Warehouse, Inc.	58,482	[a]	1,669,076
		6,279,824
Energy - 9.2%
Antero Resources Corp.	54,569	[a]	1,509,924
Cactus, Inc., Cl. A	157,530		8,402,650
ChampionX Corp.	50,807		1,833,625
CNX Resources Corp.	291,652	[a]	6,518,422
Comstock Resources, Inc.	147,106	[b]	1,803,520
Dril-Quip, Inc.	176,751	[a]	4,874,793
EQT Corp.	150,343		6,497,824
Expro Group Holdings NV	158,706	[a]	3,731,178
Frontline PLC	135,008		2,378,841
Helix Energy Solutions Group, Inc.	154,979	[a]	1,571,487
Liberty Energy, Inc.	59,778		953,459
PBF Energy, Inc., Cl. A	200,850		9,417,856
Transocean Ltd.	407,869	[a]	3,336,368
Viper Energy Partners LP	229,990		6,398,322
		59,228,269
Equity Real Estate Investment - 3.3%
Agree Realty Corp.	34,010	[c]	2,102,498
EPR Properties	56,597	[c]	2,534,414
Equity Commonwealth	106,440	[c]	2,025,553
Highwoods Properties, Inc.	38,368	[c]	914,309
Pebblebrook Hotel Trust	168,136	[b,c]	2,432,928
Physicians Realty Trust	184,715	[c]	2,569,386
Potlatchdeltic Corp.	40,162	[b,c]	1,898,056
Rayonier, Inc.	34,104	[c]	1,019,710
STAG Industrial, Inc.	53,135	[c]	1,941,022
Sunstone Hotel Investors, Inc.	163,150	[c]	1,465,087
Terreno Realty Corp.	19,248	[c]	1,172,011

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.8%(continued)
Equity Real Estate Investment - 3.3% (continued)
Urban Edge Properties	96,357	[c]	1,576,401
		21,651,375
Financial Services - 4.7%
AvidXchange Holdings, Inc.	229,470	[a,b]	2,358,952
Bread Financial Holdings, Inc.	35,777		1,344,500
Cannae Holdings, Inc.	68,815	[a]	1,350,838
Cohen & Steers, Inc.	20,729		1,351,116
Essent Group Ltd.	160,555		8,063,072
Euronet Worldwide, Inc.	16,518	[a]	1,443,012
Federated Hermes, Inc.	53,794		1,869,879
Flywire Corp.	7,135	[a]	246,728
MarketWise, Inc.	121,071		163,446
PJT Partners, Inc., Cl. A	51,189		4,043,419
PRA Group, Inc.	166,286	[a]	3,239,251
PROG Holdings, Inc.	60,531	[a]	2,076,213
StepStone Group, Inc., Cl. A	33,182		1,024,328
WisdomTree, Inc.	218,905		1,598,007
		30,172,761
Food, Beverage & Tobacco - 1.4%
Fresh Del Monte Produce, Inc.	42,278		1,080,203
Freshpet, Inc.	61,272	[a,b]	4,626,649
J&J Snack Foods Corp.	10,090		1,635,892
Mission Produce, Inc.	25,613	[a]	243,836
The Boston Beer Company, Inc., Cl. A	4,047	[a,b]	1,478,895
		9,065,475
Health Care Equipment & Services - 9.8%
Acadia Healthcare Co., Inc.	60,607	[a]	4,672,800
AtriCure, Inc.	39,768	[a]	1,795,525
CONMED Corp.	24,582		2,739,910
Encompass Health Corp.	36,881		2,620,026
Evolent Health, Inc., Cl. A	208,683	[a]	5,323,503
Globus Medical, Inc., Cl. A	81,670	[a]	4,418,347
Guardant Health, Inc.	39,826	[a]	1,556,400
Health Catalyst, Inc.	86,060	[a]	1,006,041
Inspire Medical Systems, Inc.	7,751	[a]	1,758,547
iRhythm Technologies, Inc.	17,534	[a]	1,812,490
Merit Medical Systems, Inc.	5,085	[a]	331,949
ModivCare, Inc.	28,424	[a]	912,410
Omnicell, Inc.	92,904	[a]	5,282,521
Outset Medical, Inc.	79,076	[a]	1,076,224
Privia Health Group, Inc.	332,361	[a]	8,724,476
R1 RCM, Inc.	594,181	[a]	10,243,680
Select Medical Holdings Corp.	135,804		3,966,835
TransMedics Group, Inc.	77,290	[a]	5,072,543
		63,314,227
Household & Personal Products - 1.6%
Inter Parfums, Inc.	33,175		4,635,543

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.8%(continued)
Household & Personal Products - 1.6% (continued)
Spectrum Brands Holdings, Inc.	66,016		5,490,551
		10,126,094
Insurance - 1.7%
BRP Group, Inc., Cl. A	190,699	[a]	5,070,686
Palomar Holdings, Inc.	28,050	[a]	1,430,831
Selective Insurance Group, Inc.	19,866		1,970,906
The Hanover Insurance Group, Inc.	22,731		2,425,852
		10,898,275
Materials - 5.0%
Alamos Gold, Inc., Cl. A	745,856		9,576,791
Carpenter Technology Corp.	42,064		2,634,468
Constellium SE	145,765	[a]	2,623,770
Hecla Mining Co.	257,613	[b]	1,130,921
Knife River Corp.	25,774	[a]	1,326,330
Largo, Inc.	226,681	[a]	759,381
Livent Corp.	72,988	[a,b]	1,567,052
Materion Corp.	20,684		2,250,212
MP Materials Corp.	47,326	[a,b]	991,006
Royal Gold, Inc.	14,927		1,673,167
Schnitzer Steel Industries, Inc., Cl. A	42,508		1,411,266
The Chemours Company	120,632		4,103,901
Tronox Holdings PLC	162,152		2,211,753
		32,260,018
Media & Entertainment - 3.2%
Eventbrite, Inc., Cl. A	451,358	[a]	4,572,257
IMAX Corp.	73,580	[a]	1,407,585
John Wiley & Sons, Inc., Cl. A	23,542		874,821
Lions Gate Entertainment Corp., Cl. A	169,718	[a]	1,344,167
Lions Gate Entertainment Corp., Cl. B	181,806	[a]	1,354,455
Magnite, Inc.	442,316	[a]	3,649,107
Manchester United PLC, Cl. A	96,232	[a,b]	2,195,052
Scholastic Corp.	30,281		1,315,709
Shutterstock, Inc.	26,862	[b]	1,131,159
Stagwell, Inc.	74,914	[a]	408,281
TEGNA, Inc.	112,094		1,852,914
Ziff Davis, Inc.	13,205	[a]	880,113
		20,985,620
Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
10X Genomics, Inc., CI. A	19,561	[a]	1,014,238
Akero Therapeutics, Inc.	21,399	[a]	1,062,032
Alkermes PLC	320,699	[a]	9,361,204
Ascendis Pharma A/S, ADR	12,754	[a,b]	1,250,147
Beam Therapeutics, Inc.	17,394	[a]	403,193
Crinetics Pharmaceuticals, Inc.	77,708	[a]	1,345,903
Cytokinetics, Inc.	26,280	[a]	918,223
Denali Therapeutics, Inc.	163,023	[a]	3,764,201
ImmunoGen, Inc.	65,610	[a]	1,039,262

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.8%(continued)
Pharmaceuticals, Biotechnology & Life Sciences - 6.3% (continued)
Insmed, Inc.	194,230	[a]	4,251,695
Karuna Therapeutics, Inc.	7,158	[a]	1,343,986
Keros Therapeutics, Inc.	6,898	[a]	242,189
MeiraGTx Holdings PLC	32,520	[a]	204,551
Pacific Biosciences of California, Inc.	187,210	[a]	2,111,729
Prothena Corp. PLC	16,487	[a]	870,843
PTC Therapeutics, Inc.	45,273	[a]	1,788,283
Sarepta Therapeutics, Inc.	35,378	[a]	4,281,092
Twist Bioscience Corp.	57,173	[a]	1,257,234
Ultragenyx Pharmaceutical, Inc.	15,707	[a]	577,861
Xenon Pharmaceuticals, Inc.	96,835	[a]	3,774,628
		40,862,494
Real Estate Management & Development - .5%
Colliers International Group, Inc.	23,409		2,702,803
Douglas Elliman, Inc.	137,918		346,174
Newmark Group, Inc., Cl. A	24,142		171,167
		3,220,144
Semiconductors & Semiconductor Equipment - 2.1%
Diodes, Inc.	3,606	[a]	295,151
MaxLinear, Inc.	138,301	[a]	3,250,073
MKS Instruments, Inc.	27,304		2,736,680
Power Integrations, Inc.	32,853		2,760,309
SkyWater Technology, Inc.	45,165	[a]	302,606
Synaptics, Inc.	50,083	[a]	4,384,266
		13,729,085
Software & Services - 4.8%
A10 Networks, Inc.	86,146		1,282,714
DoubleVerify Holdings, Inc.	174,109	[a]	5,886,625
Edgio, Inc.	1,084,584	[a]	937,081
Everbridge, Inc.	24,912	[a]	618,067
HubSpot, Inc.	11,150	[a]	6,093,698
JFrog Ltd.	236,266	[a]	6,778,472
nCino, Inc.	19,604	[a,b]	644,383
Progress Software Corp.	20,016		1,217,773
Twilio, Inc., Cl. A	41,694	[a]	2,656,325
Zuora, Inc., Cl. A	534,207	[a]	4,866,626
		30,981,764
Technology Hardware & Equipment - 3.7%
ADTRAN Holdings, Inc.	316,761		2,708,307
Belden, Inc.	14,187		1,332,159
Calix, Inc.	59,976	[a]	2,789,484
Corsair Gaming, Inc.	94,281	[a]	1,482,097
Itron, Inc.	78,764	[a]	5,388,245
Knowles Corp.	148,081	[a]	2,373,738
Lumentum Holdings, Inc.	74,497	[a]	4,032,523
nLight, Inc.	172,678	[a]	1,970,256

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 95.8%(continued)
Technology Hardware & Equipment - 3.7% (continued)
Ondas Holdings, Inc.		75,101	[a,b]	75,101
Plexus Corp.		14,647	[a]	1,487,403
			23,639,313
Telecommunication Services - .1%
Bandwidth, Inc., Cl. A		34,439	[a]	494,888
Transportation - 1.6%
Alaska Air Group, Inc.		38,028	[a]	1,596,035
Heartland Express, Inc.		118,119		1,782,416
SkyWest, Inc.		124,251	[a]	5,603,720
Werner Enterprises, Inc.		27,113		1,128,172
			10,110,343
Utilities - 2.9%
Atlantica Sustainable Infrastructure PLC		49,464		1,110,467
Avista Corp.		39,529		1,315,920
Chesapeake Utilities Corp.		15,922		1,753,012
Clearway Energy, Inc., Cl. C		175,271		4,341,463
NextEra Energy Partners LP		95,061		4,741,643
NorthWestern Corp.		22,318		1,124,827
PNM Resources, Inc.		18,373		814,108
Portland General Electric Co.		43,155		1,892,778
Southwest Gas Holdings, Inc.		29,620		1,834,367
			18,928,585
Total Common Stocks(cost $533,000,767)			618,426,249
	1-Day Yield (%)
Investment Companies - 4.0%
Registered Investment Companies - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $25,668,861)	5.41	25,668,861	[d]	25,668,861

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,407,712)	5.41	8,407,712	[d]	8,407,712
Total Investments (cost $567,077,340)		101.1%	652,502,822
Liabilities, Less Cash and Receivables		(1.1%)	(6,818,610)
Net Assets		100.0%	645,684,212

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $21,025,115 and the value of the collateral was $21,583,912, consisting of cash collateral of $8,407,712 and U.S. Government & Agency securities valued at $13,176,200. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	16.2
Health Care	16.1
Financials	13.0
Consumer Discretionary	11.7
Information Technology	10.6
Energy	9.2
Investment Companies	5.3
Materials	5.0
Consumer Staples	3.9
Real Estate	3.9
Communication Services	3.3
Utilities	2.9
101.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 4.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.0%	24,504,649	162,996,255	(161,832,043)	25,668,861	1,061,147
Investment of Cash Collateral for Securities Loaned - 1.3%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	-	26,234,842	(17,827,130)	8,407,712	12,464	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	8,610,562	117,185,502	(125,796,064)	-	111,793	†††
Total - 5.3%	33,115,211	306,416,599	(305,455,237)	34,076,573	1,185,404

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon International Fund
Description	Shares	Value ($)
Common Stocks - 95.6%
Australia - 3.7%
AGL Energy Ltd.	95,820	[a] 688,540
Aristocrat Leisure Ltd.	27,816	737,156
ASX Ltd.	181,085	[a] 6,757,267
Brambles Ltd.	137,160	1,330,426
Macquarie Group Ltd.	11,864	1,364,723
		10,878,112
Austria - 1.3%
OMV AG	82,089	3,807,095
Bermuda - 1.9%
Hiscox Ltd.	430,899	5,444,982
Denmark - .3%
AP Moller - Maersk A/S, Cl. B	520	946,094
France - 18.5%
AXA SA	64,090	1,930,251
BNP Paribas SA	155,180	10,047,368
Cie Generale des Etablissements Michelin SCA	143,657	4,503,440
Euroapi SA	3,255	[b] 44,314
Klepierre SA	99,477	2,631,976
LVMH Moet Hennessy Louis Vuitton SE	3,631	3,079,736
Orange SA	757,236	8,505,046
Publicis Groupe SA	98,676	7,710,371
Sanofi	93,996	10,053,839
Teleperformance SE	14,434	2,001,045
Vinci SA	31,137	3,476,280
		53,983,666
Germany - 11.1%
Allianz SE	11,404	2,774,296
Bayer AG	138,334	7,581,125
Daimler Truck Holding AG	42,342	1,491,731
Deutsche Post AG	90,946	4,248,926
Evonik Industries AG	149,901	2,877,862
Heidelberg Materials AG	15,436	1,243,301
Mercedes-Benz Group AG	114,475	8,383,805
Muenchener Rueckversicherungs-Gesellschaft AG	9,647	3,747,031
		32,348,077
Hong Kong - .8%
Sun Hung Kai Properties Ltd.	204,000	2,296,914
Italy - 2.5%
Enel SPA	440,540	2,966,514
Eni SPA	273,698	4,239,269
		7,205,783
Japan - 16.1%
Advantest Corp.	11,200	1,409,478
Casio Computer Co. Ltd.	343,600	3,049,998
FUJIFILM Holdings Corp.	25,700	1,521,563

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 95.6%(continued)
Japan - 16.1% (continued)
Fujitsu Ltd.	27,700	3,465,951
ITOCHU Corp.	144,200	5,423,296
Mitsubishi Electric Corp.	180,600	2,357,190
Mizuho Financial Group, Inc.	84,500	1,399,670
Nippon Telegraph & Telephone Corp.	4,938,200	5,712,217
Renesas Electronics Corp.	148,500	[b] 2,501,112
Shionogi & Co. Ltd.	78,600	3,466,622
Sony Group Corp.	50,700	4,232,114
Sumitomo Mitsui Financial Group, Inc.	159,500	7,324,097
Tokyo Electron Ltd.	26,800	3,974,088
Trend Micro, Inc.	30,600	1,301,649
		47,139,045
Netherlands - 6.1%
ASML Holding NV	10,056	6,628,678
ING Groep NV	375,624	5,335,733
Koninklijke Ahold Delhaize NV	176,758	5,783,568
		17,747,979
Norway - .4%
Yara International ASA	33,851	[a] 1,238,245
Singapore - 1.4%
Singapore Exchange Ltd.	390,800	2,784,716
United Overseas Bank Ltd.	57,400	1,207,929
		3,992,645
Spain - .9%
ACS Actividades de Construccion y Servicios SA	74,412	2,613,505
Switzerland - 7.2%
Kuehne + Nagel International AG	10,532	3,170,271
Novartis AG	38,469	3,889,360
Roche Holding AG	34,541	10,178,324
Sonova Holding AG	9,686	2,562,538
STMicroelectronics NV	24,790	1,173,760
		20,974,253
United Kingdom - 23.4%
Ashtead Group PLC	42,778	2,993,520
BAE Systems PLC	289,057	3,689,237
BP PLC	437,254	2,700,328
Bunzl PLC	31,720	1,137,176
Burberry Group PLC	159,894	4,423,773
Diageo PLC	261,821	10,757,874
Ferguson PLC	20,337	3,309,246
GSK PLC	466,813	8,212,790
Haleon PLC	289,534	1,182,871
Imperial Brands PLC	206,380	4,678,508
Legal & General Group PLC	592,333	1,641,054
Melrose Industries PLC	216,248	1,404,232
Rio Tinto PLC	53,387	3,295,303

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.6%(continued)
United Kingdom - 23.4% (continued)
Shell PLC		286,579	8,754,668
SSE PLC		171,346	3,530,499
Tate & Lyle PLC		606,864	5,431,398
Unilever PLC		21,977	1,125,312
			68,267,789
Total Common Stocks(cost $260,230,582)			278,884,184

Exchange-Traded Funds - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF (cost $2,851,125)		40,710	[a] 2,911,986
	Preferred Dividend Rate (%)
Preferred Stocks - 1.7%
Germany - 1.7%
Volkswagen AG (cost $9,433,505)	24.93	39,262	4,812,537
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,009,721)	5.41	1,009,721	[c] 1,009,721

Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,981,093)	5.41	2,981,093	[c] 2,981,093
Total Investments (cost $276,506,026)		99.6%	290,599,521
Cash and Receivables (Net)		.4%	1,138,195
Net Assets		100.0%	291,737,716

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $5,711,092 and the value of the collateral was $5,955,660, consisting of cash collateral of $2,981,093 and U.S. Government & Agency securities valued at $2,974,567. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals, Biotechnology & Life Sciences	13.8
Capital Goods	9.5
Banks	8.7
Food, Beverage & Tobacco	7.1
Energy	6.7
Automobiles & Components	6.1
Semiconductors & Semiconductor Equipment	5.4
Insurance	5.3
Consumer Durables & Apparel	5.1
Telecommunication Services	4.9
Financial Services	3.7
Materials	3.0
Transportation	2.9
Media & Entertainment	2.6
Utilities	2.5
Investment Companies	2.3
Consumer Staples Distribution	2.0
Software & Services	1.6
Pharmaceuticals Biotechnology & Life Sciences	1.2
Commercial & Professional Services	1.1
Equity Real Estate Investment	.9
Health Care Equipment & Services	.9
Household & Personal Products	.8
Real Estate Management & Devel	.8
Technology Hardware & Equipment	.5
Consumer Services	.2
99.6

† Based on net assets.

See notes to financial statements.

BNY Mellon International Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	47,603	70,194,157	(69,232,039)	1,009,721	43,499
Investment of Cash Collateral for Securities Loaned - 1.0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.0%	-	16,305,168	(13,324,075)	2,981,093	1,984	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	4,839,849	138,210,394	(143,050,243)	-	9,180	†††
Total - 1.3%	4,887,452	224,709,719	(225,606,357)	3,990,814	54,663

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund
Description	Shares		Value ($)
Common Stocks - 98.1%
Australia - .6%
BHP Group Ltd.	70,778		2,038,904
Brazil - 6.6%
B3 SA - Brasil Bolsa Balcao	1,267,995		3,315,907
Banco Bradesco SA, ADR	1,815,368		5,427,950
Raia Drogasil SA	626,354		3,517,514
WEG SA	600,219		4,337,969
XP, Inc., Cl. A	172,716	[a]	4,376,623
		20,975,963
China - 21.5%
Alibaba Group Holding Ltd.	344,800	[a]	3,965,770
BY-HEALTH Co. Ltd., Cl. A	782,964		2,076,033
China Merchants Bank Co. Ltd., Cl. H	501,000		1,980,401
Foshan Haitian Flavouring & Food Co. Ltd., Cl. A	727,056		3,899,466
JD.com, Inc., Cl. A	143,600		2,358,436
Kingdee International Software Group Co. Ltd.	879,000		1,358,455
Meituan, Cl. B	521,360	[a,b]	8,542,689
NARI Technology Co. Ltd., Cl. A	1,556,337		5,085,176
NetEase, Inc.	161,900		3,381,540
Pharmaron Beijing Co. Ltd., Cl. H	552,150	[b,c]	1,288,433
Ping An Insurance Group Company of China Ltd., Cl. H	793,000		4,747,474
Shenzhen Inovance Technology Co. Ltd., CI. A	375,032		3,512,549
Silergy Corp.	144,000		1,297,725
Sungrow Power Supply Co. Ltd., CI. A	305,206		4,176,058
Tencent Holdings Ltd.	374,700		15,528,190
Yum China Holdings, Inc.	99,968		5,367,282
		68,565,677
France - 2.2%
TotalEnergies SE	112,104		7,058,988
Hong Kong - 3.3%
AIA Group Ltd.	750,600		6,814,631
Hong Kong Exchanges & Clearing Ltd.	49,900		1,934,318
Pacific Basin Shipping Ltd.	6,769,000		1,838,476
		10,587,425
India - 20.5%
Dr Lal PathLabs Ltd.	81,364	[b]	2,138,519
Godrej Consumer Products Ltd.	274,214	[a]	3,329,372
HDFC Bank Ltd.	558,720		10,605,633
HDFC Life Insurance Co. Ltd.	416,378	[b]	3,242,806
Hindustan Unilever Ltd.	129,020		3,904,049
ICICI Bank Ltd.	312,104		3,614,486
Info Edge India Ltd.	93,428		4,888,292
Infosys Ltd.	128,551		2,228,976
Jio Financial Services Ltd.	209,092	[a]	589,747
KEI Industries Ltd.	97,185		3,178,407

BNY Mellon Emerging Markets Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.1%(continued)
India - 20.5% (continued)
Marico Ltd.	654,239		4,504,962
Pidilite Industries Ltd.	53,636		1,629,432
Reliance Industries Ltd.	203,760		5,924,297
Sona Blw Precision Forgings Ltd.	496,521	[b]	3,572,186
Tata Consultancy Services Ltd.	104,757		4,247,665
Titan Co. Ltd.	122,739		4,602,662
Zomato Ltd.	2,750,225	[a]	3,242,350
		65,443,841
Indonesia - 3.1%
Bank Mandiri Persero TBK Pt	19,075,900		7,546,441
Bank Rakyat Indonesia Persero TBK Pt	6,350,900		2,314,346
		9,860,787
Japan - .7%
Advantest Corp.	17,000		2,139,386
Mexico - 5.4%
Fomento Economico Mexicano SAB de CV	474,162		5,308,790
Grupo Financiero Banorte SAB de CV, Cl. O	637,691		5,412,921
Wal-Mart de Mexico SAB de CV	1,686,963		6,650,694
		17,372,405
Netherlands - 2.2%
ASM International NV	7,595		3,666,506
ASML Holding NV	5,224		3,443,537
		7,110,043
Peru - 1.5%
Credicorp Ltd.	34,233		4,841,573
Philippines - .6%
Ayala Corp.	182,540		1,985,953
Poland - .9%
Dino Polska SA	31,010	[a,b]	2,847,926
Russia - .0%
Lukoil PJSC, ADR	85,809	[a,d]	0
Sberbank of Russia PJSC, ADR	884,047	[a,d]	0
X5 Retail Group NV, GDR	198,889	[a,d]	0
Yandex NV, Cl. A	34,166	[a,d]	0
Singapore - .3%
Sea Ltd., ADR	29,915	[a]	1,125,701
South Africa - 1.3%
Clicks Group Ltd.	278,112		4,027,727
South Korea - 8.4%
KT Corp.	117,476		2,933,012
LG Energy Solution Ltd.	5,899	[a]	2,427,884
Samsung Electronics Co. Ltd.	323,283		16,362,877
Samsung SDI Co. Ltd.	11,215		5,209,767
		26,933,540

BNY Mellon Emerging Markets Fund (continued)
Description		Shares	Value ($)
Common Stocks - 98.1%(continued)
Sweden - 1.3%
Epiroc AB, Cl. A		209,322	4,026,416
Taiwan - 12.6%
Airtac International Group		80,575	2,327,697
Chailease Holding Co. Ltd.		442,546	2,466,579
Delta Electronics, Inc.		248,000	2,694,425
MediaTek, Inc.		216,000	4,781,687
Taiwan Semiconductor Manufacturing Co. Ltd.		1,208,000	20,824,643
Uni-President Enterprises Corp.		2,024,000	4,493,329
Voltronic Power Technology Corp.		55,000	2,504,200
			40,092,560
United States - 2.5%
Lam Research Corp.		2,455	1,724,392
Livent Corp.		92,718	[a,c] 1,990,655
Schlumberger NV		72,559	4,278,079
			7,993,126
Uruguay - 2.6%
Globant SA		16,924	[a,c] 3,460,450
MercadoLibre, Inc.		3,555	[a] 4,878,740
			8,339,190
Total Common Stocks(cost $273,205,297)			313,367,131
	1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,362,241)	5.41	5,362,241	[e] 5,362,241

BNY Mellon Emerging Markets Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $960,211)	5.41	960,211	[e] 960,211
Total Investments (cost $279,527,749)		100.1%	319,689,583
Liabilities, Less Cash and Receivables		(.1%)	(364,595)
Net Assets		100.0%	319,324,988

ADR—American Depositary Receipt

GDR—Global Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $21,632,559 or 6.77% of net assets.

c Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $4,163,828 and the value of the collateral was $4,329,051, consisting of cash collateral of $960,211 and U.S. Government & Agency securities valued at $3,368,840. In addition, the value of collateral may include pending sales that are also on loan.

d The fund held Level 3 securities at August 31, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	13.1
Semiconductors & Semiconductor Equipment	11.9
Capital Goods	10.5
Media & Entertainment	7.8
Technology Hardware & Equipment	7.6
Food, Beverage & Tobacco	5.7
Energy	5.4
Consumer Services	5.4
Consumer Staples Distribution	5.3
Insurance	4.6
Financial Services	3.8
Software & Services	3.5
Consumer Discretionary Distribution	3.5
Household & Personal Products	2.9
Investment Companies	2.0
Materials	1.8
Consumer Durables & Apparel	1.4
Automobiles & Components	1.1
Telecommunication Services	.9
Health Care Equipment & Services	.7
Transportation	.6
Pharmaceuticals Biotechnology & Life Sciences	.4
Diversified Financials	.2
100.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	-	170,597,503	(165,235,262)	5,362,241	250,149
Investment of Cash Collateral for Securities Loaned - .3%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	-	1,762,929	(802,718)	960,211	1,806	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,883,109	21,209,849	(23,092,958)	-	6,379	†††
Total - 2.0%	1,883,109	193,570,281	(189,130,938)	6,322,452	258,334

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 94.0%
Australia - 6.8%
ANZ Group Holdings Ltd.	3,966	65,092
Aurizon Holdings Ltd.	125,281	296,292
BHP Group Ltd.	9,094	264,277
National Australia Bank Ltd.	15,238	285,935
SEEK Ltd.	7,194	107,724
Sonic Healthcare Ltd.	3,076	64,098
Suncorp Group Ltd.	4,307	38,038
Wesfarmers Ltd.	22,634	790,041
Westpac Banking Corp.	6,018	85,591
Woodside Energy Group Ltd.	1,656	39,723
		2,036,811
Belgium - .4%
Proximus SADP	15,341	116,079
Brazil - .6%
Cia Siderurgica Nacional SA	79,190	194,295
Canada - 8.6%
BCE, Inc.	1,379	58,418
Canadian Imperial Bank of Commerce	5,022	198,992
Enbridge, Inc.	12,163	427,037
Great-West Lifeco, Inc.	12,181	350,050
IGM Financial, Inc.	10,432	297,395
Keyera Corp.	8,651	213,714
Manulife Financial Corp.	14,628	270,432
Power Corporation of Canada	5,541	151,320
The Bank of Nova Scotia	4,284	203,294
The Toronto-Dominion Bank	6,590	401,974
		2,572,626
China - 6.8%
Alibaba Group Holding Ltd., ADR	2,283	[a,b] 212,091
Bank of China Ltd., Cl. H	587,580	199,298
Cosco Shipping Holdings Co. Ltd., Cl. H	334,150	342,998
Industrial & Commercial Bank of China Ltd., Cl. H	161,860	74,301
JD.com, Inc., Cl. A	321	5,272
Lenovo Group Ltd.	181,070	204,797
Meituan, Cl. B	823	[b,c] 13,485
Ping An Insurance Group Company of China Ltd., Cl. H	22,030	131,888
Shenzhou International Group Holdings Ltd.	5,600	57,483
Sinopharm Group Co. Ltd., Cl. H	55,600	161,291
Tencent Holdings Ltd.	9,130	378,362
Zhejiang Expressway Co. Ltd., Cl. H	331,050	247,369
		2,028,635
Czech Republic - 2.0%
CEZ AS	13,730	584,563

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 94.0%(continued)
Finland - 2.5%
Fortum OYJ	12,128	163,072
Nordea Bank Abp	42,692	468,624
Orion OYJ, Cl. B	1,514	62,040
Sampo OYJ, Cl. A	980	43,070
		736,806
France - 5.5%
AXA SA	26,784	806,676
Bouygues SA	2,171	75,097
Credit Agricole SA	3,692	46,664
Engie SA	3,004	48,503
Eutelsat Communications SA	14,134	[a] 86,133
Orange SA	800	8,985
Sanofi	2,610	279,166
TotalEnergies SE	4,821	303,570
		1,654,794
Germany - 5.7%
Allianz SE	1,017	247,410
BASF SE	3,881	196,909
Bayer AG	2,958	162,107
Bayerische Motoren Werke AG	1,230	129,601
Deutsche Post AG	11,110	519,051
Mercedes-Benz Group AG	3,706	271,416
SAP SE	1,244	173,769
		1,700,263
Hong Kong - 1.1%
China Medical System Holdings Ltd.	98,250	141,818
New World Development Co. Ltd.	24,000	50,985
PCCW Ltd.	291,880	138,825
		331,628
Israel - .5%
Bank Leumi Le-Israel BM	8,749	68,026
ICL Group Ltd.	14,689	88,063
		156,089
Italy - 2.6%
Enel SPA	18,968	127,727
Eni SPA	35,673	552,534
Poste Italiane SPA	8,864	[c] 98,568
		778,829
Japan - 13.1%
AGC, Inc.	4,100	144,083
Aisin Corp.	5,600	187,327
Canon, Inc.	8,490	209,369
Honda Motor Co. Ltd.	10,310	333,262
ITOCHU Corp.	4,420	166,234
Japan Tobacco, Inc.	13,000	285,116
Marubeni Corp.	17,700	290,083
Mitsubishi Corp.	3,480	172,116

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 94.0%(continued)
Japan - 13.1% (continued)
MS&AD Insurance Group Holdings, Inc.	7,010	252,465
Otsuka Corp.	4,460	199,098
Sumco Corp.	45,500	608,877
Sumitomo Corp.	22,030	454,091
Takeda Pharmaceutical Co. Ltd.	20,600	638,268
		3,940,389
Malaysia - .1%
British American Tobacco Malaysia Bhd	11,490	24,713
Malta - .0%
Lighthouse Properties PLC	4,442	1,275
Mexico - 1.1%
Grupo Mexico SAB de CV, Ser. B	71,700	342,720
Netherlands - 1.3%
ASML Holding NV	513	338,157
Randstad NV	744	43,710
		381,867
New Zealand - 2.0%
Spark New Zealand Ltd.	195,054	590,277
Norway - .5%
Mowi ASA	6,520	118,359
Telenor ASA	1,972	21,127
		139,486
Philippines - .1%
Manila Electric Co.	5,890	35,744
Poland - .9%
Powszechny Zaklad Ubezpieczen SA	28,408	284,583
Qatar - .8%
Industries Qatar Qsc	71,190	241,733
Singapore - .1%
DBS Group Holdings Ltd.	1,051	25,897
South Africa - .8%
Anglo American Platinum Ltd.	1,902	66,581
Kumba Iron Ore Ltd.	5,639	124,031
Resilient REIT Ltd.	9,288	19,491
Vodacom Group Ltd.	3,431	19,596
		229,699
South Korea - 1.3%
LG Display Co. Ltd.	4,400	44,608
Samsung Electronics Co. Ltd.	6,714	339,827
		384,435
Spain - 1.9%
ACS Actividades de Construccion y Servicios SA	7,206	253,090
Endesa SA	6,030	125,411
Telefonica SA	45,589	189,037
		567,538

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 94.0%(continued)
Sweden - 1.9%
Hennes & Mauritz AB, Cl. B	15,268	233,556
Svenska Handelsbanken AB, Cl. A	9,465	78,981
Tele2 AB, Cl. B	20,065	141,739
Telia Co. AB	60,436	122,048
		576,324
Switzerland - 7.5%
Nestle SA	3,596	433,140
Novartis AG	4,063	410,785
Partners Group Holding AG	297	321,157
Roche Holding AG	720	212,165
Swiss Re AG	5,121	497,984
Zurich Insurance Group AG	784	368,325
		2,243,556
Taiwan - 7.1%
ASE Technology Holding Co. Ltd.	45,000	166,737
Asia Cement Corp.	50,700	63,521
Asustek Computer, Inc.	17,550	221,810
Catcher Technology Co. Ltd.	27,940	158,359
China Steel Corp.	10,300	8,571
MediaTek, Inc.	10,000	221,374
Micro-Star International Co. Ltd.	22,510	112,739
Nan Ya Plastics Corp.	30,750	63,824
Pegatron Corp.	40,430	99,023
Quanta Computer, Inc.	35,140	279,716
Realtek Semiconductor Corp.	13,990	183,625
Taiwan Semiconductor Manufacturing Co. Ltd.	26,990	465,279
Uni-President Enterprises Corp.	2,020	4,484
United Microelectronics Corp.	63,300	90,439
		2,139,501
Turkey - 1.2%
Ford Otomotiv Sanayi AS	11,009	355,441
United Arab Emirates - .5%
Dubai Islamic Bank PJSC	37,475	57,544
Emirates Telecommunications Group Co. PJSC	18,483	99,837
		157,381
United Kingdom - 8.7%
abrdn PLC	88,956	186,050
Anglo American PLC	3,328	88,555
BP PLC	56,391	348,251
British American Tobacco PLC	14,033	466,202
GSK PLC	24,237	426,409
Imperial Brands PLC	27,094	614,204
Persimmon PLC	20,511	276,982
SSE PLC	3,299	67,974
Taylor Wimpey PLC	96,528	139,768
		2,614,395
Total Common Stocks(cost $25,683,784)		28,168,372

BNY Mellon International Equity Income Fund (continued)
Description		Shares	Value ($)
Exchange-Traded Funds - 1.5%
United States - 1.5%
iShares MSCI EAFE ETF (cost $427,584)		6,077	[a] 434,688
	Preferred Dividend Rate (%)
Preferred Stocks - 1.7%
Brazil - .6%
Gerdau SA	15.80	31,902	166,659
Germany - .9%
Volkswagen AG	25.08	2,177	266,846
South Korea - .2%
Samsung Electronics Co. Ltd.	2.00	1,462	59,730
Total Preferred Stocks(cost $561,081)			493,235
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $101,957)	5.41	101,957	[d] 101,957

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $72,149)	5.41	72,149	[d] 72,149
Total Investments (cost $26,846,555)		97.7%	29,270,401
Cash and Receivables (Net)		2.3%	697,574
Net Assets		100.0%	29,967,975

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $709,519 and the value of the collateral was $733,706, consisting of cash collateral of $72,149 and U.S. Government & Agency securities valued at $661,557. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $112,053 or .37% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Insurance	11.8
Pharmaceuticals, Biotechnology & Life Sciences	7.8
Banks	7.5
Semiconductors & Semiconductor Equipment	6.9
Food, Beverage & Tobacco	6.5
Energy	6.3
Capital Goods	6.0
Technology Hardware & Equipment	5.8
Materials	5.6
Automobiles & Components	5.2
Telecommunication Services	5.0
Transportation	4.7
Consumer Discretionary Distribution	4.1
Utilities	3.9
Financial Services	2.7
Investment Companies	2.0
Media & Entertainment	1.9
Consumer Durables & Apparel	1.6
Software & Services	1.2
Health Care Equipment & Services	.8
Real Estate Management & Development	.2
Commercial & Professional Services	.1
Equity Real Estate Investment	.1
Consumer Services	.0
97.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	298,075	9,113,407	(9,309,525)	101,957	4,044
Investment of Cash Collateral for Securities Loaned - .2%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	-	113,389	(41,240)	72,149	333	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,124,132	8,931,247	(10,055,379)	-	2,215	†††
Total - .5%	1,422,207	18,158,043	(19,406,144)	174,106	6,592

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.4%
Aerospace & Defense - .0%
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	250,000		223,378
Airlines - .1%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	231,191		206,265
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000		245,474
				451,739
Automobiles & Components - .0%
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	150,000		120,302
Banks - .9%
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	350,000	[a]	340,375
Barclays PLC, Sr. Unscd. Notes	7.33	11/2/2026	325,000		332,510
Citigroup, Inc., Sub. Notes	4.45	9/29/2027	240,000		229,546
Citigroup, Inc., Sub. Notes	6.17	5/25/2034	100,000		99,707
Citizens Bank NA/Providence RI, Sr. Unscd. Notes	2.25	4/28/2025	175,000		162,507
Deutsche Bank AG, Sr. Unscd. Notes	2.55	1/7/2028	365,000		322,878
HSBC Holdings PLC, Sr. Unscd. Notes	4.76	6/9/2028	175,000		167,961
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	290,000	[a,b]	266,887
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	375,000		336,588
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	260,000		247,797
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	255,000	[a,c]	242,248
Societe Generale SA, Sub. Notes	6.22	6/15/2033	350,000	[c]	329,157
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	385,000		408,466
UBS Group AG, Sr. Unscd. Notes	2.59	9/11/2025	175,000	[c]	168,817
				3,655,444
Beverage Products - .1%
Anheuser-Busch Companies LLC/Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes	4.90	2/1/2046	300,000		279,310
Chemicals - .0%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	215,000	[b]	214,803
Consumer Discretionary - .1%
Warnermedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	325,000		304,932
Warnermedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	275,000	[b]	242,785
				547,717
Diversified Financials - .4%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	300,000		270,095
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	425,000	[c]	366,286
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	275,000		232,217
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	200,000		180,896
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	310,000		256,387
Blue Owl Finance LLC, Gtd. Notes	4.13	10/7/2051	350,000	[c]	210,160
				1,516,041
Electronic Components - .1%
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	275,000		246,186
Energy - .3%
Boardwalk Pipelines LP, Gtd. Notes	3.60	9/1/2032	175,000		147,243
Diamondback Energy, Inc., Gtd. Notes	3.13	3/24/2031	200,000		172,099
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	125,000		125,769
Marathon Petroleum Corp., Sr. Unscd. Notes	3.80	4/1/2028	175,000		163,615

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 12.4% (continued)
Energy - .3% (continued)
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	4.50	5/15/2030	200,000	188,317
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.00	1/15/2028	250,000	240,794
TransCanada PipeLines Ltd., Sr. Unscd. Notes	2.50	10/12/2031	175,000	139,552
				1,177,389
Food Products - .1%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	300,000	233,358
Health Care - .3%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	285,000	257,057
Amgen, Inc., Sr. Unscd. Notes	5.60	3/2/2043	150,000	147,313
Amgen, Inc., Sr. Unscd. Notes	5.65	6/15/2042	80,000	78,805
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	360,000	322,590
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.65	5/19/2030	300,000	295,420
				1,101,185
Information Technology - .1%
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	275,000	234,932
Insurance - .1%
MetLife, Inc., Jr. Sub. Bonds, Ser. G	3.85	9/15/2025	100,000	[a,b] 92,460
Prudential Financial, Inc., Sr. Unscd. Notes	4.35	2/25/2050	275,000	229,103
				321,563
Internet Software & Services - .2%
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	350,000	306,100
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	300,000	284,335
Meta Platforms, Inc., Sr. Unscd. Notes	4.45	8/15/2052	380,000	322,741
				913,176
Media - .0%
Comcast Corp., Gtd. Notes	5.35	11/15/2027	215,000	218,114
Metals & Mining - .1%
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	225,000	[c] 179,308
Nucor Corp., Sr. Unscd. Notes	4.30	5/23/2027	125,000	121,302
				300,610
Municipal Securities - .0%
New York City, GO, Refunding, Ser. D	1.92	8/1/2031	175,000	139,916
Real Estate - .1%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.95	3/15/2034	225,000	178,278
Prologis LP, Sr. Unscd. Notes	2.25	1/15/2032	175,000	140,613
Prologis LP, Sr. Unscd. Notes	4.75	6/15/2033	100,000	95,946
Simon Property Group LP, Sr. Unscd. Notes	2.65	2/1/2032	200,000	160,790
				575,627
Retailing - .1%
McDonald's Corp., Sr. Unscd. Notes	4.60	9/9/2032	200,000	[b] 195,784
The Home Depot, Inc., Sr. Unscd. Notes	1.38	3/15/2031	280,000	219,392
				415,176
Semiconductors & Semiconductor Equipment - .2%
Broadcom, Inc., Gtd. Notes	2.45	2/15/2031	175,000	[c] 141,172
Broadcom, Inc., Sr. Unscd. Notes	3.19	11/15/2036	300,000	[c] 225,626
Foundry JV Holdco LLC, Sr. Scd. Notes	5.88	1/25/2034	225,000	[c] 222,148
Microchip Technology, Inc., Sr. Unscd. Notes	0.97	2/15/2024	125,000	122,145
Microchip Technology, Inc., Sr. Unscd. Notes	0.98	9/1/2024	100,000	95,269

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.4% (continued)
Semiconductors & Semiconductor Equipment - .2% (continued)
NXP BV/NXP Funding LLC, Gtd. Notes	5.35	3/1/2026	210,000		208,770
				1,015,130
Technology Hardware & Equipment - .0%
Dell International LLC/EMC Corp., Gtd. Notes	3.38	12/15/2041	200,000	[c]	141,012
Telecommunication Services - .1%
AT&T, Inc., Sr. Unscd. Notes	4.55	3/9/2049	345,000		276,398
T-Mobile USA, Inc., Gtd. Notes	3.00	2/15/2041	325,000		229,773
Verizon Communications, Inc., Sr. Unscd. Notes	3.40	3/22/2041	140,000		104,033
				610,204
Transportation - .1%
J.B. Hunt Transport Services, Inc., Gtd. Notes	3.88	3/1/2026	250,000		242,345
U.S. Government Agencies Collateralized Municipal-Backed Securities - .0%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	254,821		209,197
U.S. Government Agencies Mortgage-Backed - 3.4%
Federal Home Loan Mortgage Corp.:
1.50%, 10/1/2050			266,822	[d]	196,388
2.00%, 8/1/2041-2/1/2052			1,794,692	[d]	1,420,589
2.50%, 12/1/2035-12/1/2051			2,332,973	[d]	2,001,257
3.00%, 11/1/2051-1/1/2052			641,067	[d]	554,285
3.50%, 1/1/2052			315,589	[d]	282,327
4.00%, 1/1/2052			429,356	[d]	396,964
5.00%, 11/1/2052-6/1/2053			666,843	[d]	649,391
5.50%, 1/1/2053-4/1/2053			941,963	[d]	931,791
Federal National Mortgage Association:
1.50%, 1/1/2042			255,298	[d]	205,014
2.00%, 10/1/2050-1/1/2052			2,198,019	[d]	1,760,015
2.50%, 6/1/2051-11/1/2051			1,690,907	[d]	1,400,702
3.00%, 1/1/2035-1/1/2052			816,920	[d]	732,610
3.50%, 3/1/2052			564,138	[d]	505,261
4.00%, 4/1/2052-6/1/2052			699,966	[d]	646,789
4.50%, 3/1/2050-10/1/2052			701,308	[d]	667,393
Government National Mortgage Association II:
2.00%, 8/20/2051-9/20/2051			400,746		318,086
2.50%, 5/20/2051			516,880		424,940
3.00%, 6/20/2050-11/20/2051			686,990		604,970
3.50%, 1/20/2052			258,189		234,594
4.00%, 2/20/2051-5/20/2051			281,281		258,077
4.50%, 7/20/2052			406,862		388,207
				14,579,650
U.S. Treasury Securities - 5.5%
U.S. Treasury Bonds	1.88	11/15/2051	100,000		61,465
U.S. Treasury Bonds	2.25	2/15/2052	150,000		101,238
U.S. Treasury Bonds	3.00	8/15/2052	700,000		558,059
U.S. Treasury Bonds	3.63	5/15/2053	575,000		518,713
U.S. Treasury Bonds	3.63	2/15/2053	585,000		527,186
U.S. Treasury Bonds	3.88	2/15/2043	970,000		902,706
U.S. Treasury Bonds	4.00	11/15/2052	1,640,000		1,582,920

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.4% (continued)
U.S. Treasury Securities - 5.5% (continued)
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	353,662	[e]	331,209
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	661,758	[e]	616,888
U.S. Treasury Notes	0.25	6/15/2024	250,000	[b]	240,165
U.S. Treasury Notes	0.50	8/31/2027	515,000		442,578
U.S. Treasury Notes	0.63	5/15/2030	375,000		297,583
U.S. Treasury Notes	0.75	4/30/2026	100,000		90,453
U.S. Treasury Notes	0.88	1/31/2024	460,000	[b]	451,528
U.S. Treasury Notes	1.25	11/30/2026	320,000		289,062
U.S. Treasury Notes	1.50	2/15/2030	110,000		93,339
U.S. Treasury Notes	1.63	8/15/2029	865,000		749,306
U.S. Treasury Notes	1.75	12/31/2026	55,000		50,428
U.S. Treasury Notes	2.00	11/15/2026	395,000		365,776
U.S. Treasury Notes	2.38	5/15/2027	1,280,000		1,191,400
U.S. Treasury Notes	2.50	3/31/2027	980,000		918,444
U.S. Treasury Notes	2.50	5/31/2024	815,000		797,519
U.S. Treasury Notes	2.50	1/31/2024	185,000	[b]	182,778
U.S. Treasury Notes	2.63	7/31/2029	505,000		462,608
U.S. Treasury Notes	2.63	1/31/2026	300,000		285,926
U.S. Treasury Notes	2.75	7/31/2027	145,000		136,521
U.S. Treasury Notes	2.75	8/15/2032	535,000		480,309
U.S. Treasury Notes	2.88	4/30/2029	1,095,000		1,019,334
U.S. Treasury Notes	2.88	5/15/2032	460,000		418,115
U.S. Treasury Notes	3.00	7/31/2024	200,000		195,696
U.S. Treasury Notes	3.13	11/15/2028	75,000		71,024
U.S. Treasury Notes	3.25	6/30/2029	940,000		891,605
U.S. Treasury Notes	3.25	6/30/2027	100,000		96,016
U.S. Treasury Notes	3.38	5/15/2033	670,000	[b]	631,266
U.S. Treasury Notes	3.50	1/31/2028	345,000		333,666
U.S. Treasury Notes	3.50	1/31/2030	40,000		38,377
U.S. Treasury Notes	3.50	2/15/2033	555,000		528,637
U.S. Treasury Notes	3.63	3/31/2030	850,000	[b]	821,180
U.S. Treasury Notes	3.75	5/31/2030	145,000		141,109
U.S. Treasury Notes	3.88	12/31/2027	1,035,000		1,016,160
U.S. Treasury Notes	3.88	1/15/2026	1,050,000		1,030,271
U.S. Treasury Notes	4.00	2/29/2028	175,000		172,860
U.S. Treasury Notes	4.13	11/15/2032	895,000		894,755
U.S. Treasury Notes	4.25	12/31/2024	1,050,000		1,037,265
U.S. Treasury Notes	4.50	11/15/2025	200,000		198,812
U.S. Treasury Notes	4.63	6/30/2025	410,000		407,758
U.S. Treasury Notes	4.63	2/28/2025	690,000		685,283
U.S. Treasury Notes	4.75	7/31/2025	160,000	[b]	159,581
				23,514,877
Total Bonds and Notes (cost $57,937,131)			53,198,381

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 34.7%
Advertising - .1%
Omnicom Group, Inc.	1,670	135,287
The Interpublic Group of Companies, Inc.	3,450	112,505
		247,792
Aerospace & Defense - .5%
Howmet Aerospace, Inc.	2,930	144,947
L3Harris Technologies, Inc.	334	59,482
Lockheed Martin Corp.	1,056	473,458
Northrop Grumman Corp.	603	261,153
RTX Corp.	5,352	460,486
The Boeing Company	2,278	[f] 510,340
TransDigm Group, Inc.	275	[f] 248,559
		2,158,425
Agriculture - .3%
Altria Group, Inc.	5,696	251,877
Archer-Daniels-Midland Co.	2,185	173,270
Bunge Ltd.	685	78,309
Philip Morris International, Inc.	6,749	648,309
		1,151,765
Airlines - .1%
American Airlines Group, Inc.	7,020	[f] 103,405
Delta Air Lines, Inc.	4,405	188,886
Southwest Airlines Co.	2,715	85,794
		378,085
Automobiles & Components - .8%
BorgWarner, Inc.	2,925	119,194
Ford Motor Co.	21,985	266,678
General Motors Co.	4,770	159,843
Tesla, Inc.	10,508	[f] 2,711,905
		3,257,620
Banks - 1.0%
Bank of America Corp.	33,963	973,719
Citigroup, Inc.	6,456	266,568
Citizens Financial Group, Inc.	3,970	111,676
Fifth Third Bancorp	3,530	93,722
Huntington Bancshares, Inc.	9,700	107,573
JPMorgan Chase & Co.	10,809	1,581,681
KeyCorp	8,680	98,344
M&T Bank Corp.	874	109,294
Regions Financial Corp.	10,285	188,627
The PNC Financial Services Group, Inc.	1,641	198,118
Truist Financial Corp.	2,398	73,259
Wells Fargo & Co.	13,104	541,064
		4,343,645
Beverage Products - .6%
Constellation Brands, Inc., Cl. A	609	158,681
CVS Health Corp.	4,822	314,250
Molson Coors Beverage Co., Cl. B	1,915	121,583
Monster Beverage Corp.	6,138	[f] 352,383
PepsiCo, Inc.	5,365	954,541

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 34.7% (continued)
Beverage Products - .6% (continued)
The Coca-Cola Company	14,658	876,988
		2,778,426
Building Materials - .2%
Carrier Global Corp.	4,330	248,758
Johnson Controls International PLC	3,282	193,835
Trane Technologies PLC	1,301	267,043
		709,636
Chemicals - .6%
Air Products & Chemicals, Inc.	794	234,619
Albemarle Corp.	661	131,347
Celanese Corp.	800	101,088
CF Industries Holdings, Inc.	1,055	81,309
Dow, Inc.	2,970	162,043
DuPont de Nemours, Inc.	1,960	150,704
Eastman Chemical Co.	1,845	156,843
Ecolab, Inc.	820	150,724
FMC Corp.	803	69,243
Linde PLC	1,879	727,248
LyondellBasell Industries NV, Cl. A	1,520	150,130
PPG Industries, Inc.	836	118,511
The Sherwin-Williams Company	891	242,103
Vulcan Materials Co.	592	129,204
		2,605,116
Commercial & Professional Services - .4%
Automatic Data Processing, Inc.	1,922	489,360
Cintas Corp.	478	240,993
Equifax, Inc.	775	160,193
FLEETCOR Technologies, Inc.	399	[f] 108,420
S&P Global, Inc.	1,751	684,396
		1,683,362
Consumer Discretionary - .5%
Carnival Corp.	7,535	[f] 119,204
Chipotle Mexican Grill, Inc.	116	[f] 223,490
D.R. Horton, Inc.	1,923	228,875
Darden Restaurants, Inc.	1,052	163,597
Hasbro, Inc.	1,080	77,760
Hilton Worldwide Holdings, Inc.	1,179	175,258
Lennar Corp., Cl. A	1,527	181,850
Marriott International, Inc., Cl. A	1,197	243,601
MGM Resorts International	2,810	123,584
Newell Brands, Inc.	5,430	57,449
Royal Caribbean Cruises Ltd.	930	[f] 92,014
Starbucks Corp.	4,398	428,541
Whirlpool Corp.	695	97,272
Yum! Brands, Inc.	1,106	143,094
		2,355,589
Consumer Durables & Apparel - .2%
NIKE, Inc., Cl. B	5,011	509,669
Tapestry, Inc.	3,765	125,450

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 34.7% (continued)
Consumer Durables & Apparel - .2% (continued)
VF Corp.	3,610	71,334
		706,453
Consumer Staples - .4%
Church & Dwight Co., Inc.	1,370	132,575
Colgate-Palmolive Co.	4,370	321,064
The Procter & Gamble Company	9,259	1,429,034
		1,882,673
Diversified Financials - 1.5%
American Express Co.	3,600	568,764
BlackRock, Inc.	590	413,319
Capital One Financial Corp.	1,550	158,705
CME Group, Inc.	1,364	276,456
Discover Financial Services	1,780	160,325
Intercontinental Exchange, Inc.	2,071	244,357
Invesco Ltd.	7,300	116,216
Mastercard, Inc., Cl. A	3,109	1,282,898
Moody's Corp.	724	243,843
Morgan Stanley	5,650	481,097
Northern Trust Corp.	1,271	96,685
State Street Corp.	2,070	142,292
The Charles Schwab Corp.	5,760	340,704
The Goldman Sachs Group, Inc.	1,394	456,828
Visa, Inc., Cl. A	6,374	1,565,964
		6,548,453
Electronic Components - .6%
AMETEK, Inc.	1,268	202,259
Amphenol Corp., Cl. A	2,951	260,809
Emerson Electric Co.	2,740	269,205
Fastenal Co.	3,225	185,695
Fortive Corp.	920	72,542
Generac Holdings, Inc.	395	[f] 46,930
Honeywell International, Inc.	2,616	491,651
PACCAR, Inc.	3,487	286,945
Quanta Services, Inc.	1,610	337,891
TE Connectivity Ltd.	1,528	202,292
United Rentals, Inc.	547	260,667
		2,616,886
Energy - 1.5%
Baker Hughes Co.	3,570	129,198
Chevron Corp.	5,410	871,551
ConocoPhillips	6,135	730,249
Coterra Energy, Inc.	3,455	97,396
Devon Energy Corp.	2,410	123,127
Diamondback Energy, Inc.	1,569	238,143
EOG Resources, Inc.	3,708	476,923
EQT Corp.	1,450	62,669
Exxon Mobil Corp.	13,964	1,552,657
Halliburton Co.	4,120	159,114
Hess Corp.	1,707	263,731

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 34.7% (continued)
Energy - 1.5% (continued)
Kinder Morgan, Inc.	5,557		95,692
Marathon Oil Corp.	8,310		218,968
Marathon Petroleum Corp.	1,621		231,430
Occidental Petroleum Corp.	2,870		180,207
ONEOK, Inc.	2,005		130,726
Phillips 66	1,501		171,354
Pioneer Natural Resources Co.	519		123,486
Schlumberger NV	6,225		367,026
The Williams Companies, Inc.	4,010		138,465
Valero Energy Corp.	1,333		173,157
		6,535,269
Environmental Control - .1%
Waste Management, Inc.	1,407		220,589
Food & Staples Retailing - .5%
Costco Wholesale Corp.	1,689		927,734
Sysco Corp.	2,235		155,668
The Kroger Company	3,420		158,654
Walmart, Inc.	6,160		1,001,678
		2,243,734
Food Products - .3%
General Mills, Inc.	3,590		242,899
Lamb Weston Holdings, Inc.	1,145		111,534
Mondelez International, Inc., Cl. A	5,715		407,251
The Hershey Company	824		177,045
The J.M. Smucker Company	1,022		148,139
		1,086,868
Forest Products & Paper - .0%
International Paper Co.	3,235		112,966
Health Care - 4.6%
Abbott Laboratories	7,279		749,009
AbbVie, Inc.	6,977		1,025,340
Agilent Technologies, Inc.	2,643		319,988
Amgen, Inc.	2,342		600,348
Baxter International, Inc.	2,800		113,680
Becton, Dickinson & Co.	1,315		367,477
Biogen, Inc.	768	[f]	205,332
Boston Scientific Corp.	6,440	[f]	347,374
Bristol-Myers Squibb Co.	8,558		527,601
Cardinal Health, Inc.	2,550		222,691
Centene Corp.	2,495	[f]	153,817
Corteva, Inc.	2,893		146,125
Danaher Corp.	3,287		871,055
Dentsply Sirona, Inc.	1,995		73,995
DexCom, Inc.	1,413	[f]	142,685
Edwards Lifesciences Corp.	1,391	[f]	106,370
Elevance Health, Inc.	911		402,671
Eli Lilly & Co.	3,020		1,673,684
GE HealthCare Technologies, Inc.	1,755		123,640
Gilead Sciences, Inc.	4,645		355,250

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 34.7% (continued)
Health Care - 4.6% (continued)
HCA Healthcare, Inc.	1,049		290,888
Hologic, Inc.	1,510	[f]	112,857
Humana, Inc.	534		246,510
IDEXX Laboratories, Inc.	595	[f]	304,289
Illumina, Inc.	650	[f]	107,393
Intuitive Surgical, Inc.	1,370	[f]	428,372
IQVIA Holdings, Inc.	660	[f]	146,936
Johnson & Johnson	11,018		1,781,390
Laboratory Corp. of America Holdings	611		127,149
McKesson Corp.	551		227,188
Medtronic PLC	1,778		144,907
Merck & Co., Inc.	9,576		1,043,592
Organon & Co.	3,475		76,311
Pfizer, Inc.	24,921		881,705
Quest Diagnostics, Inc.	762		100,203
Regeneron Pharmaceuticals, Inc.	424	[f]	350,432
ResMed, Inc.	786		125,438
Steris PLC	608		139,591
Stryker Corp.	1,481		419,938
The Cigna Group	1,149		317,423
The Cooper Companies, Inc.	261		96,567
Thermo Fisher Scientific, Inc.	1,824		1,016,150
UnitedHealth Group, Inc.	3,658		1,743,330
Vertex Pharmaceuticals, Inc.	1,048	[f]	365,060
Waters Corp.	356	[f]	99,965
Zoetis, Inc.	2,225		423,885
		19,645,601
Household & Personal Products - .1%
Kimberly-Clark Corp.	2,269		292,315
Industrial - .9%
Caterpillar, Inc.	1,840		517,279
Copart, Inc.	4,546	[f]	203,797
Deere & Co.	1,207		496,005
Dover Corp.	1,046		155,122
Eaton Corp. PLC	1,647		379,419
General Electric Co.	5,073		580,656
Huntington Ingalls Industries, Inc.	338		74,468
Illinois Tool Works, Inc.	475		117,491
Ingersoll Rand, Inc.	2,470		171,937
Otis Worldwide Corp.	1,444		123,534
Parker-Hannifin Corp.	672		280,157
Rockwell Automation, Inc.	708		220,953
Snap-on, Inc.	705		189,363
Teledyne Technologies, Inc.	244	[f]	102,065
Textron, Inc.	1,610		125,113
Westinghouse Air Brake Technologies Corp.	931		104,756
		3,842,115
Information Technology - 4.0%
Activision Blizzard, Inc.	2,985		274,590

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 34.7% (continued)
Information Technology - 4.0% (continued)
Adobe, Inc.	1,790	[f]	1,001,219
Autodesk, Inc.	932	[f]	206,848
Cadence Design Systems, Inc.	1,967	[f]	472,945
Cognizant Technology Solutions Corp., Cl. A	2,355		168,642
eBay, Inc.	2,732		122,339
Electronic Arts, Inc.	1,180		141,576
Fidelity National Information Services, Inc.	2,830		158,084
Fiserv, Inc.	2,511	[f]	304,810
Global Payments, Inc.	1,454		184,207
International Business Machines Corp.	3,243		476,170
Intuit, Inc.	1,207		653,965
Jack Henry & Associates, Inc.	708		111,000
Microsoft Corp.	29,169		9,560,431
MSCI, Inc.	462		251,152
Oracle Corp.	6,013		723,905
Paychex, Inc.	1,826		223,192
PayPal Holdings, Inc.	5,056	[f]	316,051
Roper Technologies, Inc.	411		205,114
Salesforce, Inc.	3,868	[f]	856,607
ServiceNow, Inc.	772	[f]	454,577
Synopsys, Inc.	564	[f]	258,814
		17,126,238
Insurance - 1.3%
Aflac, Inc.	3,355		250,182
American International Group, Inc.	4,315		252,514
Aon PLC, Cl. A	1,054		351,393
Berkshire Hathaway, Inc., Cl. B	6,672	[f]	2,403,254
Chubb Ltd.	1,244		249,882
Cincinnati Financial Corp.	1,130		119,543
Lincoln National Corp.	2,560		65,690
Marsh & McLennan Cos., Inc.	1,605		312,959
MetLife, Inc.	2,325		147,266
Prudential Financial, Inc.	2,400		227,208
The Allstate Corp.	1,605		173,035
The Progressive Corp.	4,353		580,995
The Travelers Companies, Inc.	1,277		205,891
Willis Towers Watson PLC	631		130,466
		5,470,278
Internet Software & Services - 3.3%
Alphabet, Inc., Cl. A	21,600	[f]	2,941,272
Alphabet, Inc., Cl. C	22,134	[f]	3,040,105
Amazon.com, Inc.	34,988	[f]	4,828,694
Booking Holdings, Inc.	139	[f]	431,599
Etsy, Inc.	940	[f]	69,156
Match Group, Inc.	1,900	[f]	89,053
Meta Platforms, Inc., Cl. A	8,670	[f]	2,565,366
Verisign, Inc.	786	[f]	163,323
		14,128,568

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 34.7% (continued)
Materials - .1%
Sealed Air Corp.	2,320		85,979
WestRock Co.	5,065		165,676
		251,655
Media - .6%
Charter Communications, Inc., Cl. A	465	[f]	203,726
Comcast Corp., Cl. A	16,206		757,793
Fox Corp., Cl. A	3,125		103,313
Live Nation Entertainment, Inc.	1,125	[f]	95,096
Netflix, Inc.	1,779	[f]	771,517
News Corporation, Cl. A	6,050		130,015
The Walt Disney Company	3,783	[f]	316,561
Warner Bros Discovery, Inc.	9,945	[f]	130,677
		2,508,698
Metals & Mining - .1%
Freeport-McMoRan, Inc.	5,745		229,283
Nucor Corp.	1,088		187,245
		416,528
Real Estate - .8%
Alexandria Real Estate Equities, Inc.	881	[g]	102,496
American Tower Corp.	288	[g]	52,220
AvalonBay Communities, Inc.	672	[g]	123,527
CBRE Group, Inc., Cl. A	1,925	[f]	163,721
Crown Castle, Inc.	1,709	[g]	171,754
Digital Realty Trust, Inc.	1,366	[g]	179,930
Equinix, Inc.	351	[g]	274,264
Equity Residential	2,210	[g]	143,274
Essex Property Trust, Inc.	495	[g]	118,003
Extra Space Storage, Inc.	852	[g]	109,635
Federal Realty Investment Trust	1,200	[g]	117,528
Healthpeak Properties, Inc.	5,785	[g]	119,055
Invitation Homes, Inc.	3,060	[g]	104,315
Iron Mountain, Inc.	2,770	[g]	176,006
Prologis, Inc.	3,441	[g]	427,372
Public Storage	1,169	[g]	323,088
Regency Centers Corp.	2,065	[g]	128,443
Simon Property Group, Inc.	1,964	[g]	222,894
UDR, Inc.	3,370	[g]	134,463
VICI Properties, Inc.	5,290	[g]	163,144
Welltower, Inc.	2,125	[g]	176,120
Weyerhaeuser Co.	3,105	[g]	101,689
		3,632,941
Retailing - 1.0%
AutoZone, Inc.	113	[f]	286,040
CarMax, Inc.	890	[f]	72,695
Dollar General Corp.	1,022		141,547
Dollar Tree, Inc.	1,058	[f]	129,457
Domino's Pizza, Inc.	177		68,570
Lowe's Cos., Inc.	2,524		581,732
McDonald's Corp.	2,617		735,770

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 34.7% (continued)
Retailing - 1.0% (continued)
O'Reilly Automotive, Inc.	305	[f]	286,608
Target Corp.	1,972		249,557
The Home Depot, Inc.	3,913		1,292,464
The TJX Companies, Inc.	4,182		386,751
Tractor Supply Co.	862		188,347
		4,419,538
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc.	6,244	[f]	660,116
Analog Devices, Inc.	2,182		396,644
Applied Materials, Inc.	3,442		525,800
Broadcom, Inc.	1,599		1,475,701
Intel Corp.	16,443		577,807
KLA Corp.	783		392,964
Lam Research Corp.	511		358,926
Microchip Technology, Inc.	2,521		206,319
Micron Technology, Inc.	4,440		310,534
Monolithic Power Systems, Inc.	173		90,169
NVIDIA Corp.	9,796		4,834,816
NXP Semiconductors NV	894		183,914
ON Semiconductor Corp.	1,455	[f]	143,259
Teradyne, Inc.	607		65,477
Texas Instruments, Inc.	3,687		619,637
		10,842,083
Technology Hardware & Equipment - 3.3%
Accenture PLC, Cl. A	3,173		1,027,322
Apple, Inc.	58,698		11,027,593
Corning, Inc.	3,560		116,839
DXC Technology Co.	2,375	[f]	49,258
F5, Inc.	516	[f]	84,449
Fortinet, Inc.	4,620	[f]	278,170
HP, Inc.	4,506		133,873
Juniper Networks, Inc.	4,985		145,163
Keysight Technologies, Inc.	1,270	[f]	169,291
Leidos Holdings, Inc.	1,525		148,703
Motorola Solutions, Inc.	428		121,368
Palo Alto Networks, Inc.	1,117	[f]	271,766
Qualcomm, Inc.	4,969		569,100
Seagate Technology Holdings PLC	1,240		87,780
Western Digital Corp.	2,040	[f]	91,800
		14,322,475
Telecommunication Services - .5%
Arista Networks, Inc.	1,371	[f]	267,660
AT&T, Inc.	7,615		112,626
Cisco Systems, Inc.	14,030		804,620
T-Mobile US, Inc.	3,239	[f]	441,314
Verizon Communications, Inc.	20,738		725,415
		2,351,635
Transportation - .5%
CSX Corp.	7,083		213,907

BNY Mellon Asset Allocation Fund (continued)
Description		Shares	Value ($)
Common Stocks - 34.7% (continued)
Transportation - .5% (continued)
FedEx Corp.		1,061	276,942
Norfolk Southern Corp.		1,474	302,185
Union Pacific Corp.		3,100	683,767
United Parcel Service, Inc., Cl. B		2,995	507,353
			1,984,154
Utilities - .9%
Ameren Corp.		1,865	147,839
American Electric Power Co., Inc.		2,538	198,979
American Water Works Co., Inc.		1,539	213,521
CenterPoint Energy, Inc.		5,555	154,929
CMS Energy Corp.		2,315	130,080
Consolidated Edison, Inc.		3,475	309,136
Constellation Energy Corp.		1,723	179,468
Dominion Energy, Inc.		2,575	124,991
DTE Energy Co.		1,447	149,591
Duke Energy Corp.		2,585	229,548
Edison International		3,225	222,041
Entergy Corp.		1,156	110,109
Evergy, Inc.		3,000	164,910
Exelon Corp.		6,320	253,558
FirstEnergy Corp.		4,450	160,511
NextEra Energy, Inc.		8,137	543,552
NiSource, Inc.		3,805	101,822
Public Service Enterprise Group, Inc.		3,125	190,875
The Southern Company		2,945	199,465
			3,784,925
Total Common Stocks (cost $75,570,585)		148,643,099
	Preferred Dividend Rate (%)
Preferred Stocks - .1%
Telecommunication Services - .1%
AT&T, Inc., Ser. A (cost $375,000)	5.00	15,000	304,950
		Number of Rights
Rights - .0%
Health Care - .0%
Abiomed, Inc. (cost $0)		390	[h] 398

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 52.9%
Registered Investment Companies - 52.9%
BNY Mellon Corporate Bond Fund, Cl. M		1,602,586	[i]	18,654,106
BNY Mellon Developed Markets Real Estate Securities Fund, CI. Y		1,246,316	[i]	9,372,297
BNY Mellon Emerging Markets Fund, Cl. M		2,024,158	[i]	19,391,435
BNY Mellon Floating Rate Income Fund, Cl. Y		778,047	[i]	8,589,643
BNY Mellon High Yield Fund, Cl. I		2,267,630	[i]	11,814,352
BNY Mellon Income Stock Fund, Cl. M		2,940,366	[i]	22,934,851
BNY Mellon Intermediate Bond Fund, Cl. M		2,192,593	[i]	25,456,010
BNY Mellon International Equity Fund, Cl. Y		1,091,079	[i]	22,956,302
BNY Mellon International Fund, Cl. M		20,170	[i]	275,522
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		1,341,163	[i]	23,456,943
BNY Mellon Research Growth Fund Inc, Cl. Y		1,595,195	[i]	25,108,369
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		241,259	[i]	5,310,119
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y		493,011	[i]	10,294,069
BNY Mellon Short-Term U.S. Government Securities Fund, Cl. M		1,146,210	[i]	12,390,529
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		489,144	[i]	9,606,788
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5.41	1,191,576	[i]	1,191,576
Total Investment Companies (cost $219,178,552)		226,802,911

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $612,720)	5.41	612,720	[i]	612,720
Total Investments (cost $353,673,988)		100.2%	429,562,459
Liabilities, Less Cash and Receivables		(0.2%)	(742,338)
Net Assets		100.0%	428,820,121

GO—General Obligation

a Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

b Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $3,428,283 and the value of the collateral was $3,530,423, consisting of cash collateral of $612,720 and U.S. Government & Agency securities valued at $2,917,703. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $2,225,934 or .52% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust within the United States.

h The fund held Level 3 securities at August 31, 2023. These securities were valued at $398 or .0% of net assets.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	53.0
Technology	9.8
Consumer, Non-cyclical	7.3
Financial	6.0
Government	5.5
Communications	5.2
Consumer, Cyclical	3.6
Mortgage Securities	3.5
Industrial	2.8
Energy	1.8
Utilities	.9
Basic Materials	.8
100.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 52.9%
BNY Mellon Corporate Bond Fund, Cl. M - 4.3%	18,101,111	703,194	-	-	(150,199)	18,654,106	703,194
BNY Mellon Developed Markets Real Estate Securities Fund, CI. Y - 2.2%	9,685,917	645,959	-	-	(959,579)	9,372,297	645,959
BNY Mellon Emerging Markets Fund, Cl. M - 4.5%	15,169,116	5,969,702	-	-	(1,747,383)	19,391,435	1,800,435
BNY Mellon Floating Rate Income Fund, Cl. Y - 2.0%	11,919,561	964,885	(4,378,847)	(687,724)	771,768	8,589,643	964,884
BNY Mellon High Yield Fund, Cl. I - 2.8%	11,093,722	737,825	-	-	(17,195)	11,814,352	741,788
BNY Mellon Income Stock Fund, Cl. M - 5.3%	17,148,000	20,634,832	(12,877,883)	(940,054)	(1,030,044)	22,934,851	4,099,641
BNY Mellon Intermediate Bond Fund, Cl. M - 5.9%	25,139,781	659,350	-	-	(343,121)	25,456,010	659,350
BNY Mellon International Equity Fund, Cl. Y - 5.4%	16,274,442	4,813,363	-	-	1,868,497	22,956,302	614,384
BNY Mellon International Fund, Cl. M - .1%	226,000	10,887	-	-	38,635	275,522	10,887
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M - 5.5%	24,005,465	3,012,489	(3,199,365)	(236,207)	(125,439)	23,456,943	2,835,360
BNY Mellon Research Growth Fund Inc, Cl. Y - 5.9%	6,273,531	17,202,266	-	-	1,632,572	25,108,369	286,842
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y - 1.2%	20,529,815	401,028	(14,259,060)	(2,037,441)	675,777	5,310,119	401,028

BNY Mellon Asset Allocation Fund (continued)
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 52.9% (continued)
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y - 2.4%	25,151,772	1,266,075	(14,259,969)	(4,690,636)	2,826,827	10,294,069	1,266,075
BNY Mellon Short-Term U.S. Government Securities Fund, Cl. M - 2.9%	-	21,190,480	(8,695,936)	(48,561)	(55,454)	12,390,529	515,147
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M - 2.2%	4,630,763	8,460,327	(4,318,857)	256,890	577,665	9,606,788	350,480
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	28,211,101	28,858,618	(55,878,143)	-	-	1,191,576	347,530
Investment of Cash Collateral for Securities Loaned - .1%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	-	5,923,927	(5,311,207)	-	-	612,720	898	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	2,420,356	34,319,235	(36,739,591)	-	-	-	5,465	†††
Total - 53.0%	235,980,453	155,774,442	(159,918,858)	(8,383,733)	3,963,327	227,415,631	16,249,347

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2023

	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon International Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	330,197,406	1,545,014,126	618,426,249	286,608,707
Affiliated issuers	12,657,325	33,732,941	34,076,573	3,990,814
Cash denominated in foreign currency†††	-	-	-	537,413
Receivable for investment securities sold	2,155,238	736,895	755,292	-
Dividends and securities lending income receivable	783,320	1,685,306	766,594	809,101
Receivable for shares of Beneficial Interest subscribed	162,027	361,456	1,690,149	-
Tax reclaim receivable	91,755	29,199	7,818	3,264,637
Prepaid expenses	64,089	39,748	35,324	28,330
	346,111,160	1,581,599,671	655,757,999	295,239,002
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)	246,970	1,227,264	559,938	232,655
Cash overdraft due to Custodian	378,432	-	-	-
Payable for investment securities purchased	2,461,272	566,341	697,000	-
Payable for shares of Beneficial Interest redeemed	495,696	899,047	354,481	234,277
Trustees’ fees and expenses payable	10,279	43,969	18,593	9,957
Liability for securities on loan—Note 1(c)	-	10,609,780	8,407,712	2,981,093
Other accrued expenses	58,184	82,869	36,063	43,304
	3,650,833	13,429,270	10,073,787	3,501,286
Net Assets ($)	342,460,327	1,568,170,401	645,684,212	291,737,716
Composition of Net Assets ($):
Paid-in capital	271,361,829	654,888,392	572,299,616	349,876,928
Total distributable earnings (loss)	71,098,498	913,282,009	73,384,596	(58,139,212)
Net Assets ($)	342,460,327	1,568,170,401	645,684,212	291,737,716
† Investments at cost ($)
Unaffiliated issuers	277,058,519	787,516,419	533,000,767	272,515,212
Affiliated issuers	12,657,325	33,732,941	34,076,573	3,990,814
†† Value of securities on loan ($)	4,494,059	43,643,130	21,025,115	5,711,092
††† Cash denominated in foreign currency (cost) ($)	-	-	-	548,139

	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon International Fund
Net Asset Value Per Share
Class M
Net Assets ($)	282,598,264	1,445,233,506	619,375,014	276,642,156
Shares Outstanding	36,217,415	82,624,883	31,539,322	20,251,327
Net Asset Value Per Share ($)	7.80	17.49	19.64	13.66
Investor Shares
Net Assets ($)	16,305,500	122,936,895	26,309,198	15,095,560
Shares Outstanding	2,041,962	7,239,762	1,453,850	1,029,339
Net Asset Value Per Share ($)	7.99	16.98	18.10	14.67
Class A
Net Assets ($)	3,081,538	-	-	-
Shares Outstanding	394,334	-	-	-
Net Asset Value Per Share ($)	7.81	-	-	-
Class C
Net Assets ($)	1,055,051	-	-	-
Shares Outstanding	135,973	-	-	-
Net Asset Value Per Share ($)	7.76	-	-	-
Class I
Net Assets ($)	39,110,270	-	-	-
Shares Outstanding	5,010,233	-	-	-
Net Asset Value Per Share ($)	7.81	-	-	-
Class Y
Net Assets ($)	309,704	-	-	-
Shares Outstanding	39,770	-	-	-
Net Asset Value Per Share ($)	7.79	-	-	-

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon Emerging Markets Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	313,367,131	29,096,295	202,146,828
Affiliated issuers	6,322,452	174,106	227,415,631
Cash	59,926	-	-
Cash denominated in foreign currency†††	1,538,388	94,815	-
Dividends, interest and securities lending income receivable	307,521	64,265	897,817
Tax reclaim receivable	46,938	682,931	-
Prepaid expenses	32,282	12,562	27,238
Receivable for shares of Beneficial Interest subscribed	13,270	-	42,200
	321,687,908	30,124,974	430,529,714
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	486,786	54,590	179,339
Cash overdraft due to Custodian	-	-	560,366
Liability for securities on loan—Note 1(c)	960,211	72,149	612,720
Foreign capital gains tax payable	499,489	-	-
Payable for investment securities purchased	207,187	-	264,476
Payable for shares of Beneficial Interest redeemed	161,755	25,410	40,161
Trustees’ fees and expenses payable	9,618	1,095	12,768
Other accrued expenses	37,874	3,755	39,763
	2,362,920	156,999	1,709,593
Net Assets ($)	319,324,988	29,967,975	428,820,121
Composition of Net Assets ($):
Paid-in capital	634,268,934	96,366,741	350,748,336
Total distributable earnings (loss)	(314,943,946)	(66,398,766)	78,071,785
Net Assets ($)	319,324,988	29,967,975	428,820,121
† Investments at cost ($)
Unaffiliated issuers	273,205,297	26,672,449	133,882,716
Affiliated issuers	6,322,452	174,106	219,791,272
†† Value of securities on loan ($)	4,163,828	709,519	3,428,283
††† Cash denominated in foreign currency (cost) ($)	2,043,583	95,003	-
Net Asset Value Per Share
Class M
Net Assets ($)	299,278,196	29,325,187	420,930,124
Shares Outstanding	31,227,437	2,289,215	34,876,529
Net Asset Value Per Share ($)	9.58	12.81	12.07
Investor Shares
Net Assets ($)	20,046,792	642,788	7,889,997
Shares Outstanding	2,029,868	49,471	645,890
Net Asset Value Per Share ($)	9.88	12.99	12.22

See notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended August 31, 2023

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon International Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	11,376,129	†	22,532,188	†	6,503,019	†	13,224,703	†
Affiliated issuers	729,452		1,501,733		1,061,147		43,499
Interest	-		2,597		1,523		3,248
Income from securities lending—Note 1(c)	81,852		219,535		124,257		11,164
Total Income	12,187,433		24,256,053		7,689,946		13,282,614
Expenses:
Management fee—Note 3(a)	2,638,584		12,637,196		5,000,720		2,715,061
Administration fee—Note 3(a)	548,672		2,277,985		795,961		432,029
Registration fees	95,677		36,926		41,697		33,643
Shareholder servicing costs—Note 3(c)	86,729		308,997		68,627		38,685
Professional fees	53,246		97,433		58,940		48,670
Trustees’ fees and expenses—Note 3(d)	50,900		192,792		68,637		35,343
Custodian fees—Note 3(c)	22,014		54,204		36,780		80,499
Chief Compliance Officer fees—Note 3(c)	19,899		34,852		24,153		20,177
Prospectus and shareholders’ reports	16,942		31,334		21,621		17,307
Distribution fees—Note 3(b)	8,493		-		-		-
Loan commitment fees—Note 2	8,027		39,350		11,720		8,024
Interest expense—Note 2	-		-		-		2,797
Miscellaneous	27,256		80,880		34,256		35,996
Total Expenses	3,576,439		15,791,949		6,163,112		3,468,231
Less—reduction in expenses due to undertakings—Note 3(a)	(16,472)		-		-		(259,918)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,755)		(6,820)		(4,497)		(1,207)
Net Expenses	3,557,212		15,785,129		6,158,615		3,207,106
Net Investment Income	8,630,221		8,470,924		1,531,331		10,075,508
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	29,503,507		228,664,992		2,277,020		(11,323,021)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	8,754,579		(74,299,868)		8,560,854		65,089,352
Net Realized and Unrealized Gain (Loss) on Investments	38,258,086		154,365,124		10,837,874		53,766,331
Net Increase in Net Assets Resulting from Operations	46,888,307		162,836,048		12,369,205		63,841,839
† Net of foreign taxes withheld at source ($)	76,578		64,682		30,466		1,584,264

See notes to financial statements.

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	7,581,148	†	1,979,731	†	2,417,993	†
Affiliated issuers	250,149		4,044		6,961,899
Interest	-		-		1,773,073
Income from securities lending—Note 1(c)	8,185		2,548		6,363
Total Income	7,839,482		1,986,323		11,159,328
Expenses:
Management fee—Note 3(a)	4,559,099		332,017		1,461,767
Administration fee—Note 3(a)	535,604		52,756		259,228
Custodian fees—Note 3(b)	466,904		90,100		11,847
Professional fees	254,611		63,273		52,525
Shareholder servicing costs—Note 3(b)	58,806		2,044		20,664
Registration fees	50,939		30,075		32,758
Trustees’ fees and expenses—Note 3(c)	41,576		4,449		50,570
Chief Compliance Officer fees—Note 3(b)	20,249		20,841		23,636
Prospectus and shareholders’ reports	19,766		11,127		12,369
Interest expense—Note 2	11,351		6,809		454
Loan commitment fees—Note 2	7,621		768		9,257
Miscellaneous	39,794		20,343		27,012
Total Expenses	6,066,320		634,602		1,962,087
Less—reduction in expenses due to undertakings—Note 3(a)	(602,995)		-		(89,511)
Less—reduction in fees due to earnings credits—Note 3(b)	(1,552)		(392)		(504)
Net Expenses	5,461,773		634,210		1,872,072
Net Investment Income	2,377,709		1,352,113		9,287,256
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	21,178,639		3,756,451		836,646
Affiliated issuers	-		-		(8,383,733)
Capital gain distributions from affiliated issuers	-		-		9,281,085
Net Realized Gain (Loss)	21,178,639		3,756,451		1,733,998
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(25,391,354)		1,225,629		14,968,997
Affiliated issuers	-		-		3,963,327
Net Change in Unrealized Appreciation (Depreciation)	(25,391,354)		1,225,629		18,932,324
Net Realized and Unrealized Gain (Loss) on Investments	(4,212,715)		4,982,080		20,666,322
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,835,006)		6,334,193		29,953,578
† Net of foreign taxes withheld at source ($)	1,138,596		241,258		479

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income	8,630,221	9,984,516	8,470,924	7,239,499
Net realized gain (loss) on investments	29,503,507	122,871,363	228,664,992	230,322,444
Net change in unrealized appreciation (depreciation) on investments	8,754,579	(107,737,504)	(74,299,868)	(714,575,601)
Net Increase (Decrease) in Net Assets Resulting from Operations	46,888,307	25,118,375	162,836,048	(477,013,658)
Distributions ($):
Distributions to shareholders:
Class M	(87,444,071)	(93,310,187)	(196,813,310)	(317,016,965)
Investor Shares	(4,763,858)	(3,313,325)	(15,403,777)	(21,460,398)
Class A	(485,432)	(315,573)	-	-
Class C	(263,029)	(116,701)	-	-
Class I	(5,665,128)	(1,615,290)	-	-
Class Y	(95,500)	(143,557)	-	-
Total Distributions	(98,717,018)	(98,814,633)	(212,217,087)	(338,477,363)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	57,583,320	74,655,179	24,028,695	131,500,513
Investor Shares	10,370,344	10,656,309	31,682,207	53,270,204
Class A	1,564,153	857,076	-	-
Class C	304,483	729,804	-	-
Class I	36,122,103	14,293,701	-	-
Class Y	152,500	137,730	-	-
Distributions reinvested:
Class M	37,719,277	36,772,633	83,609,366	137,487,779
Investor Shares	3,941,927	2,638,670	12,858,168	17,357,474
Class A	469,489	300,209	-	-
Class C	263,029	116,700	-	-
Class I	5,462,493	1,423,072	-	-
Class Y	95,418	143,558	-	-
Cost of shares redeemed:
Class M	(195,766,769)	(167,054,538)	(432,608,133)	(521,361,999)
Investor Shares	(15,108,064)	(7,052,622)	(51,301,437)	(60,295,702)
Class A	(752,994)	(602,310)	-	-
Class C	(421,895)	(308,796)	-	-
Class I	(18,519,236)	(4,743,897)	-	-
Class Y	(309,160)	(531,015)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(76,829,582)	(37,568,537)	(331,731,134)	(242,041,731)
Total Increase (Decrease) in Net Assets	(128,658,293)	(111,264,795)	(381,112,173)	(1,057,532,752)
Net Assets ($):
Beginning of Period	471,118,620	582,383,415	1,949,282,574	3,006,815,326
End of Period	342,460,327	471,118,620	1,568,170,401	1,949,282,574

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Capital Share Transactions (Shares):
Class Ma
Shares sold	7,342,643	8,206,558	1,425,243	6,578,749
Shares issued for distributions reinvested	5,020,059	4,122,850	5,088,824	6,509,838
Shares redeemed	(24,756,998)	(17,260,801)	(25,544,120)	(26,114,942)
Net Increase (Decrease) in Shares Outstanding	(12,394,296)	(4,931,393)	(19,030,053)	(13,026,355)
Investor Shares[a]
Shares sold	1,246,774	1,120,882	1,909,515	2,653,269
Shares issued for distributions reinvested	512,322	289,772	804,641	842,187
Shares redeemed	(1,910,963)	(750,347)	(3,132,310)	(3,074,523)
Net Increase (Decrease) in Shares Outstanding	(151,867)	660,307	(418,154)	420,933
Class A
Shares sold	198,293	92,777	-	-
Shares issued for distributions reinvested	62,317	33,516	-	-
Shares redeemed	(93,122)	(65,122)	-	-
Net Increase (Decrease) in Shares Outstanding	167,488	61,171	-	-
Class C
Shares sold	36,859	80,514	-	-
Shares issued for distributions reinvested	35,191	13,106	-	-
Shares redeemed	(56,462)	(34,126)	-	-
Net Increase (Decrease) in Shares Outstanding	15,588	59,494	-	-
Class I
Shares sold	4,579,158	1,587,310	-	-
Shares issued for distributions reinvested	725,766	158,997	-	-
Shares redeemed	(2,359,396)	(504,841)	-	-
Net Increase (Decrease) in Shares Outstanding	2,945,528	1,241,466	-	-
Class Y
Shares sold	20,075	15,185	-	-
Shares issued for distributions reinvested	12,707	16,079	-	-
Shares redeemed	(41,277)	(58,289)	-	-
Net Increase (Decrease) in Shares Outstanding	(8,495)	(27,025)	-	-

[a]

During the period ended August 31, 2023, 798,427 Class M shares representing $6,603,512 were exchanged for 782,059 Investor shares for BNY Mellon Income Stock Fund and 1,861,521 Class M shares representing $31,747,018 were exchanged for 1,914,614 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund. During the period ended August 31, 2022, 865,951 Class M shares representing $8,231,963 were exchanged for 851,272 Investor shares for BNY Mellon Income Stock Fund and 2,550,351 class M shares representing $52,469,790 were exchanged for 2,614,151 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund.

See notes to financial statements.

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon International Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income (loss)	1,531,331	(132,459)	10,075,508	12,385,807
Net realized gain (loss) on investments	2,277,020	9,897,545	(11,323,021)	(24,320,821)
Net change in unrealized appreciation (depreciation) on investments	8,560,854	(132,545,919)	65,089,352	(113,651,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,369,205	(122,780,833)	63,841,839	(125,586,542)
Distributions ($):
Distributions to shareholders:
Class M	(14,102,454)	(105,858,494)	(14,122,101)	(10,972,686)
Investor Shares	(788,902)	(4,329,154)	(614,959)	(328,535)
Total Distributions	(14,891,356)	(110,187,648)	(14,737,060)	(11,301,221)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	169,879,822	184,363,598	1,539,915	42,310,492
Investor Shares	8,547,597	14,479,458	5,922,525	10,715,219
Distributions reinvested:
Class M	6,518,743	50,813,496	1,951,475	1,913,533
Investor Shares	682,264	3,704,720	491,619	252,819
Cost of shares redeemed:
Class M	(138,382,108)	(361,562,211)	(111,519,603)	(178,260,338)
Investor Shares	(10,963,920)	(14,661,356)	(9,102,533)	(10,023,297)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	36,282,398	(122,862,295)	(110,716,602)	(133,091,572)
Total Increase (Decrease) in Net Assets	33,760,247	(355,830,776)	(61,611,823)	(269,979,335)
Net Assets ($):
Beginning of Period	611,923,965	967,754,741	353,349,539	623,328,874
End of Period	645,684,212	611,923,965	291,737,716	353,349,539
Capital Share Transactions (Shares):
Class Ma
Shares sold	8,893,817	8,335,456	119,965	2,960,185
Shares issued for distributions reinvested	352,937	2,273,534	155,993	129,118
Shares redeemed	(7,235,651)	(16,893,699)	(8,895,585)	(13,494,214)
Net Increase (Decrease) in Shares Outstanding	2,011,103	(6,284,709)	(8,619,627)	(10,404,911)
Investor Shares[a]
Shares sold	482,153	700,102	433,884	712,127
Shares issued for distributions reinvested	40,016	178,713	36,552	15,921
Shares redeemed	(619,250)	(730,791)	(666,991)	(681,847)
Net Increase (Decrease) in Shares Outstanding	(97,081)	148,024	(196,555)	46,201

[a]

During the period ended August 31, 2023, 398,945 Class M shares representing $7,650,485 were exchanged for 431,908 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 468,621 Class M shares representing $5,964,188 were exchanged for 436,964 Investor shares for BNY Mellon International Fund. During the period ended August 31, 2022, 626,736 Class M shares representing $13,896,251 were exchanged for 674,698 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 746,476 class M shares representing $10,488,986 were exchanged for 697,461 Investor shares for BNY International Fund.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income	2,377,709	34,678,017	1,352,113	2,804,350
Net realized gain (loss) on investments	21,178,639	61,318,116	3,756,451	4,606,067
Net change in unrealized appreciation (depreciation) on investments	(25,391,354)	(320,397,241)	1,225,629	(17,590,829)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,835,006)	(224,401,108)	6,334,193	(10,180,412)
Distributions ($):
Distributions to shareholders:
Class M	(51,953,342)	(18,779,410)	(1,691,697)	(3,259,273)
Investor Shares	(3,129,603)	(615,834)	(33,747)	(61,322)
Total Distributions	(55,082,945)	(19,395,244)	(1,725,444)	(3,320,595)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	9,128,427	119,038,625	36,000	3,770,663
Investor Shares	11,434,080	20,385,715	233,785	1,466,682
Distributions reinvested:
Class M	9,131,665	3,324,382	432,680	959,726
Investor Shares	2,318,745	481,300	28,140	47,898
Cost of shares redeemed:
Class M	(187,263,379)	(428,652,989)	(28,512,770)	(28,270,733)
Investor Shares	(19,454,797)	(16,863,324)	(1,130,744)	(1,122,709)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(174,705,259)	(302,286,291)	(28,912,909)	(23,148,473)
Total Increase (Decrease) in Net Assets	(231,623,210)	(546,082,643)	(24,304,160)	(36,649,480)
Net Assets ($):
Beginning of Period	550,948,198	1,097,030,841	54,272,135	90,921,615
End of Period	319,324,988	550,948,198	29,967,975	54,272,135
Capital Share Transactions (Shares):
Class Ma
Shares sold	941,252	9,370,815	2,953	290,682
Shares issued for distributions reinvested	969,391	254,937	37,188	72,459
Shares redeemed	(19,150,518)	(36,309,720)	(2,372,351)	(2,237,040)
Net Increase (Decrease) in Shares Outstanding	(17,239,875)	(26,683,968)	(2,332,210)	(1,873,899)
Investor Shares[a]
Shares sold	1,126,206	1,584,701	19,850	111,155
Shares issued for distributions reinvested	238,554	35,891	2,357	3,573
Shares redeemed	(1,946,863)	(1,338,697)	(98,998)	(85,326)
Net Increase (Decrease) in Shares Outstanding	(582,103)	281,895	(76,791)	29,402

[a]

During the period ended August 31, 2023, 797,769 Class M shares representing $7,860,887 were exchanged for 775,085 Investor shares for BNY Mellon Emerging Markets Fund and 20,131 Class M shares representing $233,772 were exchanged for 19,849 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2022, 1,498,829 Class M shares representing $18,733,686 were exchanged for 1,459,974 Investor shares for BNY Mellon Emerging Markets Fund and 112,677 class M shares representing $1,466,682 were exchanged for 111,155 Investor shares for BNY International Equity Income Fund.

See notes to financial statements.

	BNY Mellon Asset Allocation Fund
	Year Ended August 31,
	2023	2022
Operations ($):
Net investment income	9,287,256	7,336,007
Net realized gain (loss) on investments	1,733,998	43,981,881
Net change in unrealized appreciation (depreciation) on investments	18,932,324	(115,663,116)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,953,578	(64,345,228)
Distributions ($):
Distributions to shareholders:
Class M	(44,026,923)	(33,007,312)
Investor Shares	(861,566)	(502,061)
Total Distributions	(44,888,489)	(33,509,373)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	27,701,028	35,128,163
Investor Shares	1,752,698	4,703,594
Distributions reinvested:
Class M	27,922,755	16,573,744
Investor Shares	714,831	471,584
Cost of shares redeemed:
Class M	(52,548,193)	(60,211,965)
Investor Shares	(3,069,506)	(2,532,696)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,473,613	(5,867,576)
Total Increase (Decrease) in Net Assets	(12,461,298)	(103,722,177)
Net Assets ($):
Beginning of Period	441,281,419	545,003,596
End of Period	428,820,121	441,281,419
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,363,423	2,505,076
Shares issued for distributions reinvested	2,502,740	1,123,931
Shares redeemed	(4,409,837)	(4,232,492)
Net Increase (Decrease) in Shares Outstanding	456,326	(603,485)
Investor Shares[a]
Shares sold	143,842	339,791
Shares issued for distributions reinvested	63,031	31,836
Shares redeemed	(254,228)	(183,067)
Net Increase (Decrease) in Shares Outstanding	(47,355)	188,560

[a]

During the period ended August 31, 2023, 143,246 Class M shares representing $1,727,467 were exchanged for 141,676 Investor shares and during the period ended August 31, 2022, 324,018 Class M shares representing $4,437,580 were exchanged for 320,858 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Income Stock Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.84	10.36	7.34	8.70	9.78
Investment Operations:
Net investment income[a]	.17	.19	.18	.20	.22
Net realized and unrealized gain (loss) on investments	.79	.24	3.02	(.66)	(.33)
Total From Investment Operations	.96	.43	3.20	(.46)	(.11)
Distributions:
Dividends from net investment income	(.17)	(.19)	(.18)	(.19)	(.21)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(2.00)	(1.95)	(.18)	(.90)	(.97)
Net asset value, end of period	7.80	8.84	10.36	7.34	8.70
Total Return (%)	12.06	4.22	44.06	(6.38)	(.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.83	.83	.81	.80
Ratio of net expenses to average net assets	.86	.83	.83	.81	.80
Ratio of net investment income to average net assets	2.15	1.99	2.02	2.53	2.47
Portfolio Turnover Rate	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	282,598	429,623	554,602	578,269	930,683

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Income Stock Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	9.00	10.52	7.44	8.82	9.90
Investment Operations:
Net investment income[a]	.15	.17	.16	.19	.20
Net realized and unrealized gain (loss) on investments	.82	.23	3.08	(.69)	(.33)
Total from Investment Operations	.97	.40	3.24	(.50)	(.13)
Distributions:
Dividends from net investment income	(.15)	(.16)	(.16)	(.17)	(.19)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(1.98)	(1.92)	(.16)	(.88)	(.95)
Net asset value, end of period	7.99	9.00	10.52	7.44	8.82
Total Return (%)	11.93	3.87	43.91	(6.77)	(.60)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.08	1.08	1.06	1.05
Ratio of net expenses to average net assets	1.11	1.08	1.08	1.06	1.05
Ratio of net investment income to average net assets	1.90	1.76	1.77	2.26	2.24
Portfolio Turnover Rate	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	16,305	19,747	16,125	12,282	23,913

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class A
	Year Ended August 31,
BNY Mellon Income Stock Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.85	10.37	7.34	8.71	9.79
Investment Operations:
Net investment income[a]	.15	.16	.15	.17	.19
Net realized and unrealized gain (loss) on investments	.79	.24	3.03	(.66)	(.33)
Total from Investment Operations	.94	.40	3.18	(.49)	(.14)
Distributions:
Dividends from net investment income	(.15)	(.16)	(.15)	(.17)	(.18)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(1.98)	(1.92)	(.15)	(.88)	(.94)
Net asset value, end of period	7.81	8.85	10.37	7.34	8.71
Total Return (%)[b]	11.72	3.85	43.74	(6.81)	(.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.20	1.20	1.21	1.10
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	1.10
Ratio of net investment income to average net assets	1.84	1.68	1.68	2.18	2.20
Portfolio Turnover Rate	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	3,082	2,007	1,718	1,193	1,506

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Class C
	Year Ended August 31,
BNY Mellon Income Stock Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.80	10.33	7.32	8.68	9.76
Investment Operations:
Net investment income[a]	.09	.09	.09	.11	.12
Net realized and unrealized gain (loss) on investments	.79	.23	3.01	(.65)	(.33)
Total from Investment Operations	.88	.32	3.10	(.54)	(.21)
Distributions:
Dividends from net investment income	(.09)	(.09)	(.09)	(.11)	(.11)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(1.92)	(1.85)	(.09)	(.82)	(.87)
Net asset value, end of period	7.76	8.80	10.33	7.32	8.68
Total Return (%)[b]	11.00	3.03	42.59	(7.44)	(1.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94	1.93	1.93	1.91	1.88
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.88
Ratio of net investment income to average net assets	1.11	.93	.96	1.43	1.36
Portfolio Turnover Rate	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	1,055	1,060	629	747	1,158

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended August 31,
BNY Mellon Income Stock Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.84	10.36	7.34	8.71	9.78
Investment Operations:
Net investment income[a]	.17	.18	.17	.20	.22
Net realized and unrealized gain (loss) on investments	.80	.24	3.03	(.67)	(.33)
Total from Investment Operations	.97	.42	3.20	(.47)	(.11)
Distributions:
Dividends from net investment income	(.17)	(.18)	(.18)	(.19)	(.20)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(2.00)	(1.94)	(.18)	(.90)	(.96)
Net asset value, end of period	7.81	8.84	10.36	7.34	8.71
Total Return (%)	12.16	4.13	43.96	(6.54)	(.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.89	.89	.87	.84
Ratio of net expenses to average net assets	.90	.89	.89	.87	.84
Ratio of net investment income to average net assets	2.11	1.96	1.96	2.51	2.41
Portfolio Turnover Rate	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	39,110	18,255	8,530	7,887	10,135

a Based on average shares outstanding.

See notes to financial statements.

	Class Y
	Year Ended August 31,
BNY Mellon Income Stock Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.83	10.35	7.33	8.70	9.78
Investment Operations:
Net investment income[a]	.19	.20	.18	.20	.22
Net realized and unrealized gain (loss) on investments	.77	.23	3.02	(.67)	(.33)
Total from Investment Operations	.96	.43	3.20	(.47)	(.11)
Distributions:
Dividends from net investment income	(.17)	(.19)	(.18)	(.19)	(.21)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)
Total Distributions	(2.00)	(1.95)	(.18)	(.90)	(.97)
Net asset value, end of period	7.79	8.83	10.35	7.33	8.70
Total Return (%)	12.09	4.21	44.11	(6.51)	(.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.83	.83	.83	.82
Ratio of net expenses to average net assets	.87	.83	.83	.83	.82
Ratio of net investment income to average net assets	2.20	2.00	2.01	2.63	2.43
Portfolio Turnover Rate	83.54	83.04	69.79	78.02	59.45
Net Assets, end of period ($ x 1,000)	310	426	779	541	382

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.86	24.69	19.28	17.45	19.24
Investment Operations:
Net investment income[a]	.09	.06	.04	.09	.08
Net realized and unrealized gain (loss) on investments	1.65	(4.01)	6.99	2.36	(.63)
Total from Investment Operations	1.74	(3.95)	7.03	2.45	(.55)
Distributions:
Dividends from net investment income	(.08)	(.02)	(.08)	(.04)	(.05)
Dividends from net realized gain on investments	(2.03)	(2.86)	(1.54)	(.58)	(1.19)
Total Distributions	(2.11)	(2.88)	(1.62)	(.62)	(1.24)
Net asset value, end of period	17.49	17.86	24.69	19.28	17.45
Total Return (%)	10.50	(17.82)	38.15	14.24	(1.54)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.90	.90	.90	.89
Ratio of net expenses to average net assets	.92	.90	.90	.90	.89
Ratio of net investment income to average net assets	.52	.31	.18	.50	.45
Portfolio Turnover Rate	26.34	22.23	31.74	41.86	44.44
Net Assets, end of period ($ x 1,000)	1,445,234	1,816,047	2,831,948	2,433,885	2,610,739

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.40	24.16	18.90	17.13	18.90
Investment Operations:
Net investment income (loss)[a]	.04	.01	(.02)	.04	.04
Net realized and unrealized gain (loss) on investments	1.60	(3.91)	6.86	2.31	(.60)
Total from Investment Operations	1.64	(3.90)	6.84	2.35	(.56)
Distributions:
Dividends from net investment income	(.03)	-	(.04)	-	(.02)
Dividends from net realized gain on investments	(2.03)	(2.86)	(1.54)	(.58)	(1.19)
Total Distributions	(2.06)	(2.86)	(1.58)	(.58)	(1.21)
Net asset value, end of period	16.98	17.40	24.16	18.90	17.13
Total Return (%)	10.18	(18.00)	37.83	13.93	(1.70)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.15	1.15	1.15	1.14
Ratio of net expenses to average net assets	1.17	1.15	1.15	1.15	1.14
Ratio of net investment income (loss) to average net assets	.27	.06	(.08)	.26	.21
Portfolio Turnover Rate	26.34	22.23	31.74	41.86	44.44
Net Assets, end of period ($ x 1,000)	122,937	133,236	174,867	106,907	118,579

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.76	26.07	19.28	17.12	23.16
Investment Operations:
Net investment income (loss) [a]	.05	(.00)[b]	(.05)	.00[b]	.02
Net realized and unrealized gain (loss) on investments	.34	(3.37)	6.99	2.77	(3.16)
Total from Investment Operations	.39	(3.37)	6.94	2.77	(3.14)
Distributions:
Dividends from net investment income	-	-	-	(.03)	-
Dividends from net realized gain on investments	(.51)	(2.94)	(.15)	(.58)	(2.90)
Total Distributions	(.51)	(2.94)	(.15)	(.61)	(2.90)
Net asset value, end of period	19.64	19.76	26.07	19.28	17.12
Total Return (%)	2.15	(14.23)	36.05	16.42	(11.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.01	1.01	1.03	1.02
Ratio of net expenses to average net assets	1.04	1.01	1.01	1.03	1.02
Ratio of net investment income (loss) to average net assets	.27	(.01)	(.19)	.02	.10
Portfolio Turnover Rate	56.56	52.04	55.94	74.33	71.58
Net Assets, end of period ($ x 1,000)	619,375	583,546	933,506	466,531	405,350

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.30	24.41	18.11	16.12	22.08
Investment Operations:
Net investment income (loss) [a]	.00[b]	(.05)	(.10)	(.04)	(.02)
Net realized and unrealized gain (loss) on investments	.31	(3.12)	6.55	2.61	(3.04)
Total from Investment Operations	.31	(3.17)	6.45	2.57	(3.06)
Distributions:
Dividends from net realized gain on investments	(.51)	(2.94)	(.15)	(.58)	(2.90)
Net asset value, end of period	18.10	18.30	24.41	18.11	16.12
Total Return (%)	1.88	(14.40)	35.68	16.20	(12.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.26	1.26	1.28	1.27
Ratio of net expenses to average net assets	1.29	1.26	1.26	1.28	1.27
Ratio of net investment income (loss) to average net assets	.02	(.26)	(.44)	(.22)	(.13)
Portfolio Turnover Rate	56.56	52.04	55.94	74.33	71.58
Net Assets, end of period ($ x 1,000)	26,309	28,378	34,249	20,474	18,823

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.71	15.38	12.78	12.31	13.45
Investment Operations:
Net investment income[a]	.41	.33	.27	.21	.31
Net realized and unrealized gain (loss) on investments	2.10	(3.71)	2.64	.60	(1.20)
Total from Investment Operations	2.51	(3.38)	2.91	.81	(.89)
Distributions:
Dividends from net investment income	(.56)	(.29)	(.31)	(.34)	(.25)
Net asset value, end of period	13.66	11.71	15.38	12.78	12.31
Total Return (%)	21.91	(22.39)	23.04	6.47	(6.50)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.03	1.03	1.03	1.02
Ratio of net expenses to average net assets	.99	1.03	1.03	1.03	1.02
Ratio of net investment income to average net assets	3.17	2.33	1.86	1.67	2.47
Portfolio Turnover Rate	63.06	78.04	56.01	66.41	59.03
Net Assets, end of period ($ x 1,000)	276,642	337,994	603,937	552,883	897,080

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon International Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.53	16.44	13.65	13.12	14.32
Investment Operations:
Net investment income[a]	.40	.31	.25	.20	.29
Net realized and unrealized gain (loss) on investments	2.26	(3.97)	2.81	.64	(1.27)
Total from Investment Operations	2.66	(3.66)	3.06	.84	(.98)
Distributions:
Dividends from net investment income	(.52)	(.25)	(.27)	(.31)	(.22)
Net asset value, end of period	14.67	12.53	16.44	13.65	13.12
Total Return (%)	21.64	(22.57)	22.66	6.28	(6.74)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.28	1.28	1.28	1.27
Ratio of net expenses to average net assets	1.24	1.28	1.28	1.28	1.27
Ratio of net investment income to average net assets	2.92	2.08	1.62	1.53	2.20
Portfolio Turnover Rate	63.06	78.04	56.01	66.41	59.03
Net Assets, end of period ($ x 1,000)	15,096	15,355	19,392	14,473	16,755

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.77	14.15	11.35	10.14	10.72
Investment Operations:
Net investment income[a]	.06	.50	.24	.07	.14
Net realized and unrealized gain (loss) on investments	.03	(3.61)	2.71	1.27	(.64)
Total from Investment Operations	.09	(3.11)	2.95	1.34	(.50)
Distributions:
Dividends from net investment income	(1.28)	(.27)	(.15)	(.13)	(.08)
Net asset value, end of period	9.58	10.77	14.15	11.35	10.14
Total Return (%)	1.02	(22.31)	26.19	13.24	(4.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52	1.43	1.39	1.39	1.39
Ratio of net expenses to average net assets	1.36	1.43	1.39	1.39	1.39
Ratio of net investment income to average net assets	.61	4.00	1.78	.71	1.37
Portfolio Turnover Rate	121.64	60.15	63.29	34.44	90.09
Net Assets, end of period ($ x 1,000)	299,278	522,075	1,063,203	762,408	819,164

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.05	14.52	11.64	10.41	11.01
Investment Operations:
Net investment income[a]	.04	.48	.21	.04	.12
Net realized and unrealized gain (loss) on investments	.04	(3.71)	2.80	1.30	(.67)
Total from Investment Operations	.08	(3.23)	3.01	1.34	(.55)
Distributions:
Dividends from net investment income	(1.25)	(.24)	(.13)	(.11)	(.05)
Net asset value, end of period	9.88	11.05	14.52	11.64	10.41
Total Return (%)	.87	(22.52)	25.97	12.85	(4.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77	1.68	1.64	1.64	1.64
Ratio of net expenses to average net assets	1.61	1.68	1.64	1.64	1.64
Ratio of net investment income to average net assets	.36	3.75	1.53	.36	1.10
Portfolio Turnover Rate	121.64	60.15	63.29	34.44	90.09
Net Assets, end of period ($ x 1,000)	20,047	28,873	33,827	20,919	20,970

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.43	13.79	11.27	12.20	13.86
Investment Operations:
Net investment income[a]	.41	.47	.37	.37	.59
Net realized and unrealized gain (loss) on investments	1.46	(2.28)	2.62	(.82)	(1.69)
Total from Investment Operations	1.87	(1.81)	2.99	(.45)	(1.10)
Distributions:
Dividends from net investment income	(.49)	(.55)	(.47)	(.48)	(.56)
Net asset value, end of period	12.81	11.43	13.79	11.27	12.20
Total Return (%)	16.79	(13.65)	27.02	(3.94)	(7.98)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62	1.25	1.20	1.14	1.07
Ratio of net expenses to average net assets	1.62	1.25	1.20	1.14	1.07
Ratio of net investment income to average net assets	3.47	3.61	2.95	3.05	4.53
Portfolio Turnover Rate	56.71	45.62	44.35	55.03	45.49
Net Assets, end of period ($ x 1,000)	29,325	52,810	89,568	111,258	282,061

a Based on average shares outstanding.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.58	13.97	11.42	12.35	14.00
Investment Operations:
Net investment income[a]	.38	.45	.36	.36	.53
Net realized and unrealized gain (loss) on investments	1.49	(2.32)	2.63	(.85)	(1.67)
Total from Investment Operations	1.87	(1.87)	2.99	(.49)	(1.14)
Distributions:
Dividends from net investment income	(.46)	(.52)	(.44)	(.44)	(.51)
Net asset value, end of period	12.99	11.58	13.97	11.42	12.35
Total Return (%)	16.54	(13.88)	26.62	(4.15)	(8.21)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87	1.50	1.45	1.39	1.32
Ratio of net expenses to average net assets	1.87	1.50	1.45	1.39	1.32
Ratio of net investment income to average net assets	3.22	3.36	2.80	2.97	4.09
Portfolio Turnover Rate	56.71	45.62	44.35	55.03	45.49
Net Assets, end of period ($ x 1,000)	643	1,463	1,354	930	2,318

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.56	15.34	12.88	12.27	13.16
Investment Operations:
Net investment income[a]	.26	.21	.16	.21	.19
Net realized and unrealized gain (loss) on investments	.57	(2.01)	2.81	1.31	(.33)
Total from Investment Operations	.83	(1.80)	2.97	1.52	(.14)
Distributions:
Dividends from net investment income	(.26)	(.35)	(.21)	(.23)	(.26)
Dividends from net realized gain on investments	(1.06)	(.63)	(.30)	(.68)	(.49)
Total Distributions	(1.32)	(.98)	(.51)	(.91)	(.75)
Net asset value, end of period	12.07	12.56	15.34	12.88	12.27
Total Return (%)	7.53	(12.62)	23.59	12.78	(.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.46	.42	.40	.39	.39
Ratio of net expenses to average net assets[b]	.44	.41	.32	.31	.31
Ratio of net investment income to average net assets[b]	2.20	1.50	1.14	1.76	1.55
Portfolio Turnover Rate	32.54	29.76	17.71	35.71	28.14
Net Assets, end of period ($ x 1,000)	420,930	432,481	537,189	463,184	454,093

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

	Investor Shares
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.69	15.48	13.00	12.37	13.25
Investment Operations:
Net investment income[a]	.24	.17	.12	.18	.13
Net realized and unrealized gain (loss) on investments	.57	(2.02)	2.83	1.32	(.29)
Total from Investment Operations	.81	(1.85)	2.95	1.50	(.16)
Distributions:
Dividends from net investment income	(.22)	(.31)	(.17)	(.19)	(.23)
Dividends from net realized gain on investments	(1.06)	(.63)	(.30)	(.68)	(.49)
Total Distributions	(1.28)	(.94)	(.47)	(.87)	(.72)
Net asset value, end of period	12.22	12.69	15.48	13.00	12.37
Total Return (%)	7.29	(12.85)	23.29	12.51	(.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.71	.67	.65	.64	.64
Ratio of net expenses to average net assets[b]	.69	.66	.57	.56	.56
Ratio of net investment income to average net assets[b]	1.97	1.25	.86	1.52	1.09
Portfolio Turnover Rate	32.54	29.76	17.71	35.71	28.14
Net Assets, end of period ($ x 1,000)	7,890	8,800	7,815	6,443	7,083
a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of nineteen series, including the following diversified funds: BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), which serves as each fund’s investment adviser. BNY Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. Newton Investment Management North America, LLC (“NIMNA”), also an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser serves as a sub-adviser of (i) BNY Mellon Income Stock Fund; (ii) BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy; (iii) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy; (iv) BNY Mellon International Fund and (v) BNY Mellon International Equity Income Fund. NIMNA, subject to the Adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund’s assets or the portion of the respective fund’s assets allocated to the strategies described above. Effective March 31, 2023, NIMNA entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to NIMNA for the benefit of the funds, including, but not limited to, portfolio management services. NIM is subject to the supervision of the NIMNA and the Adviser. NIM, also an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser for BNY Mellon Emerging Markets Fund. Effective March 31, 2023, NIM entered into a sub-sub-investment advisory agreement with its affiliate, NIMNA, to enable NIMNA to provide certain advisory services to NIM for the benefit of the funds, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the NIM and the Adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares. Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.

NOTES TO FINANCIAL STATEMENTS (continued)

U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following below summarizes the inputs used as of August 31, 2023 in valuing each fund’s investments:

BNY Mellon Income Stock Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	330,197,406	-	-	330,197,406
Investment Companies	12,657,325	-	-	12,657,325

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Mid Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,523,449,844	-		-	1,523,449,844
Escrow Shares	-	8,847	††	-	8,847
Exchange-Traded Funds	21,514,038	-		-	21,514,038
Investment Companies	33,732,941	-		-	33,732,941
Rights	-	-		41,397	41,397

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 8/31/2022	-
Purchases/Issuances	0
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	41,397
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 8/31/2023†	41,397
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 8/31/2023	41,397

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

BNY Mellon Small Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	618,426,249	-	-	618,426,249
Investment Companies	34,076,573	-	-	34,076,573

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon International Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	278,884,184	-	-	278,884,184
Equity Securities - Preferred Stocks	4,812,537	-	-	4,812,537
Exchange-Traded Funds	2,911,986	-	-	2,911,986
Investment Companies	3,990,814	-	-	3,990,814

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Emerging Markets Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	313,367,131	-	0	313,367,131
Investment Companies	6,322,452	-	-	6,322,452

† See Statement of Investments for additional detailed categorizations, if any.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 8/31/2022†	0
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 8/31/2023†	0
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 8/31/2023	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

BNY Mellon International Equity Income Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	28,168,372	-	-	28,168,372
Equity Securities - Preferred Stocks	493,235	-	-	493,235
Exchange-Traded Funds	434,688	-	-	434,688
Investment Companies	174,106	-	-	174,106

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Asset Allocation Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	14,754,741	-	14,754,741
Equity Securities - Common Stocks	148,643,099	-	-	148,643,099
Equity Securities - Preferred Stocks	304,950	-	-	304,950
Investment Companies	227,415,631	-	-	227,415,631
Municipal Securities	-	139,916	-	139,916
Rights	-	-	398	398
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	209,197	-	209,197
U.S. Government Agencies Mortgage-Backed	-	14,579,650	-	14,579,650
U.S. Treasury Securities	-	23,514,877	-	23,514,877

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 8/31/2022	-
Purchases/Issuances	0
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	398
Transfers into Level 3	0
Transfer out of Level 3	-
Balances as of 8/31/2023†	398
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 8/31/2023	398

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: Each relevant fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the funds’ understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of August 31, 2023, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 1 summarizes the amount BNY Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2023.

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Securities Lending Agreement ($)

BNY Mellon Income Stock Fund	11,161
BNY Mellon Mid Cap Multi-Strategy Fund	29,922
BNY Mellon Small Cap Multi-Strategy Fund	16,934
BNY Mellon International Fund	1,521
BNY Mellon Emerging Markets Fund	1,115
BNY Mellon International Equity Income Fund	347
BNY Mellon Asset Allocation Fund	865

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent each fund invests in foreign securities, each fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Emerging Market Risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

ETF And Other Investment Company Risk: To the extent each relevant fund invests in pooled investment vehicles, such as ETFs and other investment companies, each relevant fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets each relevant fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When each relevant fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of each relevant fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

Debt Risk: Each relevant fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from net investment income monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from net investment income quarterly. BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from net investment income annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2023, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2023, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2023.

Table 3 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2023 and August 31, 2022.

During the period ended August 31, 2023, as a result of permanent book to tax differences, where indicated each identified fund increased (decreased) total distributable earnings (loss) and increased (decreased) paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes for BNY Mellon Income Stock Fund and BNY Mellon Mid Cap Multi-Strategy Fund. Net assets and net asset value per share were not affected by these reclassifications.

Table 2—Components of Accumulated Earnings
	Undistributed Ordinary Income($)	Undistributed Capital Gains ($)	Accumulated Capital (Losses) ($)	Unrealized Appreciation (Depreciation) ($)
BNY Mellon Income Stock Fund	758,904	21,352,668	-	48,986,926
BNY Mellon Mid Cap Multi-Strategy Fund	3,835,511	171,890,608	-	737,583,560
BNY Mellon Small Cap Multi-Strategy Fund	890,025	2,126,045	-	70,368,526
BNY Mellon International Fund	10,210,068	-	(78,972,109)	10,622,829
BNY Mellon Emerging Markets Fund	4,450,474	-	(354,425,404)	35,030,984
BNY Mellon International Equity Income Fund	646,439	-	(69,064,926)	2,019,721
BNY Mellon Asset Allocation Fund	877,197	1,776,311	-	75,418,277

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)†	Total ($)
BNY Mellon International Fund	74,687,758	4,284,351	78,972,109
BNY Mellon Emerging Markets Fund	340,447,445	13,977,959	354,425,404
BNY Mellon International Equity Income Fund	36,404,842	32,660,084	69,064,926

† These capital losses can be carried forward for an unlimited period.

Table 4— Tax Character of Distributions Paid
	2023		2022
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Income Stock Fund	24,138,230	74,578,788	12,657,456	86,157,177
BNY Mellon Mid Cap Multi-Strategy Fund	7,702,473	204,514,614	52,286,726	286,190,637
BNY Mellon Small Cap Multi-Strategy Fund	-	14,891,356	36,895,850	73,291,798
BNY Mellon International Fund	14,737,060	-	11,301,221	-
BNY Mellon Emerging Markets Fund	55,082,945	-	19,395,244	-
BNY Mellon International Equity Income Fund	1,725,444	-	3,320,595	-
BNY Mellon Asset Allocation Fund	8,916,913	35,971,576	12,911,973	20,597,400

Table 5—Return of Capital Statement of Position
	Total Distributable Earnings (Loss) ($)	Paid-in Capital ($)
BNY Mellon Income Stock Fund	(5,660,980)	5,660,980
BNY Mellon Mid Cap Multi-Strategy Fund	(21,528,419)	21,528,419

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2023, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund did not borrow under the Facilities.

During the period ended August 31, 2023, BNY Mellon International Fund was charged $2,797 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2023 for the fund was approximately $51,233, with a related weighted average annualized interest rate of 5.46%.

During the period ended August 31, 2023, BNY Mellon Emerging Markets Fund was charged $11,351 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2023 for the fund was approximately $218,356, with a related weighted average annualized interest rate of 5.20%.

During the period ended August 31, 2023, BNY Mellon International Equity Income Fund was charged $6,809 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2023 for the fund was approximately $127,123, with a related weighted average annualized interest rate of 5.36%.

During the period ended August 31, 2023, BNY Mellon Asset Allocation Fund was charged $454 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2023 for the fund was approximately $7,397, with a related weighted average annualized interest rate of 6.14%.

NOTE 3—Management Fee, Administration Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rate: .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, ..85% of BNY Mellon International Equity Income Fund and .65% (equity securities), .40% (debt securities) and .15% (money market instruments and other underlying funds, which may consist of affiliated funds and unaffiliated open-end funds, closed-end funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of Class A, Class C, Class I and Class Y share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $16,472 during the period ended August 31, 2023.

For BNY Mellon International Fund, effective April 1, 2023, the Adviser has contractually agreed to waive receipt of a portion of its management fee in the amount of .20% of the value of the fund’s average daily net assets until April 1, 2024. On or after April 1, 2024, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking amounted to $259,918 during the period ended August 31, 2023.

For BNY Mellon Emerging Markets Fund, effective January 1, 2023 through March 31, 2023, the Adviser had agreed to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund’s average daily net assets. Effective April 1, 2023, the Adviser has contractually agreed to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund’s average daily net assets until April 1, 2024. On or after April 1, 2024, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertakings, amounted to $602,995 during the period ended August 31, 2023.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of neither class of fund shares (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ..87% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $89,511 during the period ended August 31, 2023.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and NIMNA and NIM for each relevant fund, the Adviser pays NIMNA and NIM for each relevant fund a monthly fee at an annual rate set forth below in Table 6 of the respective fund’s average daily net assets or the portion of the respective fund’s average daily net assets allocated to the strategies sub-advised by NIMNA and NIM for each relevant fund.

NOTES TO FINANCIAL STATEMENTS (continued)

Table 6—Annual Fee (as a percentage of average daily net assets allocated to the strategies sub-advised by NIMNA and NIM for each relevant fund)

BNY Mellon Income Stock Fund	.195
BNY Mellon Mid Cap Multi-Strategy Fund	.40
BNY Mellon Small Cap Multi-Strategy Fund	.55
BNY Mellon International Fund	.255
BNY Mellon Emerging Markets Fund	.345
BNY Mellon International Equity Income Fund	.25

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended August 31, 2023, the Distributor retained $2,107 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares and $1,089 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2023, Class C shares were charged $8,493 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended August 31, 2023, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—Shareholder Services Plan Fees

BNY Mellon Income Stock Fund
Investor Shares	$48,023
Class A	6,495
Class C	2,831
BNY Mellon Mid Cap Multi-Strategy Fund	308,961
BNY Mellon Small Cap Multi-Strategy Fund	68,619
BNY Mellon International Fund	38,611
BNY Mellon Emerging Markets Fund	58,733
BNY Mellon International Equity Income Fund	1,970
BNY Mellon Asset Allocation Fund	20,664

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as an expense offset in the Statements of Operations.

The funds have an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency services for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares and cash management services for the funds. The majority of Transfer Agent fees for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust, excluding BNY Mellon Income Stock Fund, Class A, Class C, Class I and Class Y shares. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2023, which is included in Shareholder servicing costs in the Statements of Operations. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 8.

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2023 pursuant to the custody agreement.

Table 9—Custody Agreement Fees

BNY Mellon Income Stock Fund	$22,014
BNY Mellon Mid Cap Multi-Strategy Fund	54,204
BNY Mellon Small Cap Multi-Strategy Fund	36,780
BNY Mellon International Fund	80,499
BNY Mellon Emerging Markets Fund	466,904
BNY Mellon International Equity Income Fund	90,100
BNY Mellon Asset Allocation Fund	11,847

Table 10 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended August 31, 2023.

Table 10—Chief Compliance Officer Fees

BNY Mellon Income Stock Fund	$19,899
BNY Mellon Mid Cap Multi-Strategy Fund	34,852
BNY Mellon Small Cap Multi-Strategy Fund	24,153
BNY Mellon International Fund	20,177
BNY Mellon Emerging Markets Fund	20,249
BNY Mellon International Equity Income Fund	20,841
BNY Mellon Asset Allocation Fund	23,636

Table 8—Transfer Agent Fees
Transfer Agent Fees ($)		Transfer Agent Earnings Credits ($)
BNY Mellon Income Stock Fund	4,063	(2,755)
BNY Mellon Mid Cap Multi-Strategy Fund	-	(6,820)
BNY Mellon Small Cap Multi-Strategy Fund	-	(4,497)
BNY Mellon International Fund	-	(1,207)
BNY Mellon Emerging Markets Fund	-	(1,552)
BNY Mellon International Equity Income Fund	-	(392)
BNY Mellon Asset Allocation Fund	-	(504)

NOTES TO FINANCIAL STATEMENTS (continued)

Table 11 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2023.

Table 13 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2023.

Table 11—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agent Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Income Stock Fund	193,977	39,672	672	4,455	4,800	3,274	852	(732)
BNY Mellon Mid Cap Multi-Strategy Fund	998,970	179,142	-	25,887	16,800	6,465	-	-
BNY Mellon Small Cap Multi-Strategy Fund	462,322	72,500	-	5,669	14,000	5,447	-	-
BNY Mellon International Fund	214,761	34,032	-	3,183	28,000	3,323	-	(50,644)
BNY Mellon Emerging Markets Fund	321,146	37,514	-	4,354	190,000	3,586	-	(69,814)
BNY Mellon International Equity Income Fund	21,899	3,376	-	136	25,500	3,679	-	-
BNY Mellon Asset Allocation Fund	148,116	22,867	-	1,652	2,800	3,904	-	-

Table 12—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Income Stock Fund	322,447,579	484,702,288
BNY Mellon Mid Cap Multi-Strategy Fund	437,137,324	966,340,563
BNY Mellon Small Cap Multi-Strategy Fund	343,944,985	321,835,008
BNY Mellon International Fund	196,978,287	311,500,586
BNY Mellon Emerging Markets Fund	474,513,321	691,926,301
BNY Mellon International Equity Income Fund	21,726,767	50,496,206
BNY Mellon Asset Allocation Fund	138,221,407	134,841,014

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Income Stock Fund	293,867,805	55,571,959	6,585,033	48,986,926
BNY Mellon Mid Cap Multi-Strategy Fund	841,163,523	782,323,200	44,739,656	737,583,544
BNY Mellon Small Cap Multi-Strategy Fund	582,134,296	138,737,367	68,368,841	70,368,526
BNY Mellon International Fund	279,936,304	33,378,641	22,715,424	10,663,217
BNY Mellon Emerging Markets Fund	283,653,324	63,952,133	27,915,874	36,036,259
BNY Mellon International Equity Income Fund	27,223,397	4,931,562	2,884,558	2,047,004
BNY Mellon Asset Allocation Fund	354,144,182	88,607,496	13,189,219	75,418,277

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund, (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 23, 2023

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Income Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 58.30% of ordinary income dividends paid during the fiscal year ended August 31, 2023 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $15,429,172 as ordinary income dividends paid during the fiscal year ended August 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.5093 per share as a capital gain dividend paid on December 7, 2022 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.3192 as a short-term capital gain dividend paid on December 7, 2022 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2023 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $7,702,473 as ordinary income dividends paid during the fiscal year ended August 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.0296 as a long-term capital gain dividend paid on December 13, 2022 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

The fund reports the maximum amount allowable but not less than $.5121 per share as a long-term capital gain dividend paid on December 16, 2022 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $14,748,358 as income sourced from foreign countries for the fiscal year ended August 31, 2023 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,584,264 as taxes paid from foreign countries for the fiscal year ended August 31, 2023 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2023 calendar year with Form 1099-DIV which will be mailed in early 2023. Also the fund reports the maximum amount allowable, but not less than $16,321,324 as ordinary income dividends paid during the fiscal year ended August 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $10,703,589 as income sourced from foreign countries for the fiscal year ended August 31, 2023 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,152,044 as taxes paid from foreign countries for the fiscal year ended August 31, 2023 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2023 calendar year with Form 1099-DIV which will be mailed in early 2024. Also the fund reports the maximum amount allowable, but not less than $39,495,140 as ordinary income dividends paid during the fiscal year ended August 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $2,266,525 as income sourced from foreign countries for the fiscal year ended August 31, 2023 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $232,484 as taxes paid from foreign countries for the fiscal year ended August 31, 2023 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2023 calendar year with Form 1099-DIV which will be mailed in early 2024. Also, the fund reports the maximum amount allowable, but not less than $1,919,311 as ordinary income dividends paid during the fiscal year ended August 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 28.53% of ordinary income dividends paid during the fiscal year ended August 31, 2023 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $4,966,886 as ordinary income dividends paid during the fiscal year ended August 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.0634 per share as a capital gain dividend paid on December 30, 2022 n accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND EACH RELEVANT FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 20-21, 2023, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon is responsible for the provision of administrative services to the funds (together, the “Management Agreement”); (ii) the separate Sub-Investment Advisory Agreements with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which (a) Boston Partners Global Investors, Inc. (“Boston Partners”) provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy, (b) Geneva Capital Management, LLC (“Geneva”) provides day-to-day management of the portion of the fund’s investments allocated to the Geneva Mid Cap Growth Strategy, and (c) Newton Investment Management North America, LLC (“NIMNA”) provides day-to-day management of the portion of the fund’s investments allocated to the Opportunistic Mid Cap Value Strategy and Mid Cap Growth Strategy; (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Small Cap Multi-Strategy Fund, pursuant to which NIMNA provides day-to-day management of the portion of the fund’s investments allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy; (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Income Stock Fund, pursuant to which NIMNA provides day-to-day management of the fund’s investments; (v) the Sub-Investment Advisory Agreement with respect to BNY Mellon International Equity Income Fund, pursuant to which NIMNA provides day-to-day management of the fund’s investments; (vi) the Sub-Investment Advisory Agreement with respect to BNY Mellon International Fund, pursuant to which NIMNA provides day-to-day management of the fund’s investments; and (vii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Emerging Markets Fund, pursuant to which Newton Investment Management Limited (“NIM”) provides day-to-day management of the fund’s investments. The Management Agreement, together with the Sub-Investment Advisory Agreements, are referred to as the “Agreements,” Boston Partners, Geneva, NIMNA and NIM are each referred to as a “Sub-Adviser” and collectively as the “Sub-Advisers,” and BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Income Stock Fund, BNY Mellon International Equity Fund, BNY Mellon International Fund, and BNY Mellon Small Cap Multi-Strategy Fund are referred to collectively as the “Sub-Advised Funds.” The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as, for the Sub-Advised Funds, the Adviser’s supervisory activities over the Sub-Adviser(s). The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional funds in the particular Lipper classification (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional funds in the particular Lipper classification, excluding outliers (the “Expense Universe”). At the Adviser’s request, the Board also reviewed reports prepared by Broadridge with respect to BNY Mellon Asset Allocation Fund, a “fund of funds,” which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of funds of funds selected by Broadridge as comparable to the fund (the “Funds of Funds Performance Group”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Funds of Funds Performance Group (the “Funds of Funds Expense Group”) and with a broader group of funds consisting of the funds in the Funds of Funds Expense Group and the fund’s Expense Universe (the “Funds of Funds Expense Universe”). The information for each comparison was derived, in part, from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe and representatives of the Adviser informed the Board of the methodology Broadridge used to select the funds in the Funds of Funds Performance Group and the Funds of Funds Expense Group and the funds in the Funds of Funds Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected. The Board also considered the funds’ performance in light of overall financial market conditions.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser and the Sub-Advisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

For the Sub-Advised Funds, the Board considered the fee payable to the Sub-Adviser(s) in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser(s) and the Adviser. The Board also took into consideration that each Sub-Adviser’s fee is paid by the Adviser, out of its fee from the relevant fund, and not the fund.

For each of BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund and BNY Mellon Emerging Markets Fund, representatives of the Adviser reviewed with the Board the management or advisory fees paid by any funds advised by the Adviser in the same Lipper category as the fund (the “Similar Fund(s)”) and explained the nature of the Similar Fund(s). They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. For each such fund, the Board considered the relevance of the fee information provided for the Similar Fund(s) to evaluate the appropriateness of the fund’s management fee. For each such fund, representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or, for the Sub-Advised Funds, the Sub-Adviser(s), that are considered to have similar investment strategies and policies as the fund.

For each of BNY Mellon Income Stock Fund and BNY Mellon International Fund, representatives of the Adviser reviewed with the Board the management or advisory fees (1) paid by any Similar Fund(s) and (2) paid to the Adviser or its affiliates for advising the one or more separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (together with the Similar Funds, the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. For each such fund, the Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. For BNY Mellon International Equity Income Fund, representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND EACH RELEVANT FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as equity income funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Adviser, the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods and was the highest in the Performance Group for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board noted that the fund had a four star rating for each of the three-, five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of Class A, C, I or Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

BNY Mellon Mid Cap Multi-Strategy Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as mid-cap growth funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Advisers the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the five- and ten-year periods when the fund’s total return performance was slightly below the Performance Group and Performance Universe medians. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2022, which showed that three out of the fund’s five strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted the fund’s returns were at or above the returns of the index in five of the ten calendar years shown. It was noted that the Performance Group and Performance Universe were comprised of institutional mid-cap growth funds, whereas the fund allocates its assets among multiple investment strategies which include mid-cap growth, value and core investment strategies. Management confirmed that the fund continued to apply consistent investment strategies and performed in a manner management expected under then-current market conditions.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s actual total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Small Cap Multi-Strategy Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as small-cap core funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the one-, two- and ten-year periods when the fund’s total return performance was below the Performance Group median, and was above the Performance Universe medians for all periods, except for the one- and two-year periods when the fund’s total return performance was below the Performance Universe median. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2022, which showed that two out of the fund’s three strategies performed better than the respective benchmark index. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the most recent periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns six out of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s actual total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon International Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as international multi-cap core funds by Lipper.

The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median and the Performance Universe median for all periods. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe and noted that the portfolio manager is very experienced and continued to apply a consistent investment strategy. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 1, 2024, to waive receipt of a portion of its management fee in the amount of .20% of the value of the fund’s average daily net assets.

BNY Mellon Emerging Market Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as emerging markets funds by Lipper.

The Board discussed with representatives of the Adviser and Sub-Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except the four-year period when the fund’s total return performance was just below the Performance Group median, and was above the Performance Universe median for all periods, except the ten-year period when the fund’s total return performance was slightly below the Performance Group median. The Adviser also provided a comparison for the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 1, 2024, to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund’s average daily net assets.

BNY Mellon International Equity Income Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as international equity income funds by Lipper.

The Board discussed with representatives of the Adviser and Sub-Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one- and two-year periods when the fund’s total return performance was above and at the Performance Group median, respectively, and above the Performance Universe median. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio manager is very experienced and continued to apply a

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND EACH RELEVANT FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses. The Board noted the small asset size of the fund.

BNY Mellon Asset Allocation Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as mixed-asset target allocation growth funds by Lipper and to that of its Funds of Funds Performance Group consisted of funds classified as mixed-asset target allocation growth funds of funds.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the three- and five-year periods when the fund’s total return performance was slightly above the Performance Group median, and was above the Performance Universe median for all periods, except for the ten-year period when the fund’s total return performance was below the Performance Universe median. The Board also considered that the fund’s total return performance was above the Funds of Funds Performance Group median for all periods. The Board also reviewed performance attribution information relating to each fund strategy to which fund assets were allocated and the managers and underlying funds responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2022, which showed that five out of the sixteen managers/underlying funds in the strategies to which fund assets were allocated performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

The Board considered that the fund invests a portion of its assets in underlying mutual funds (“Acquired Funds”) and that the fund’s pro rata share of the expenses of the Acquired Funds was included in the fund’s total expenses used to determine its rankings in the Expense Group, Expense Universe, Funds of Funds Expense Group and Funds of Funds Expense Universe (even though not all other funds in the Expense Group and Expense Universe invest in underlying funds). The Board considered that the fund’s contractual management fee was lower than the Expense Group median and higher than the Funds of Funds Expense Group median contractual management fee; the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee (lowest in the Expense Group) and higher than the Funds of Funds Expense Group median and the Funds of Funds Expense Universe median actual management fee; and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses and slightly higher than the Funds of Funds Expense Group median and higher than the Funds of Funds Expense Universe median total expenses (all including Acquired Fund expenses). The Board determined that the fee payable by the fund pursuant to the Management Agreement was based on services provided that were in addition to, rather than duplicative of, the services provided under the advisory contracts of the Acquired Funds in which the fund invested.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual operating expenses of neither share class (including indirect fees and expenses of the underlying funds, but excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87% of the fund’s average daily net assets.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also considered the expense limitation arrangements for certain funds and the effect each such arrangement had on profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

As to each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser(s), including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays each Sub-Adviser pursuant to the respective Sub-Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Advisers from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading certain fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund, and by the each Sub-Adviser to the applicable Sub-Advised Fund, are adequate and appropriate.

• With respect to BNY Mellon Asset Allocation Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, the Board determined each fund’s overall relative performance was satisfactory in light of the totality of the information presented.

• With respect to and BNY Mellon Income Stock Fund, the Board was satisfied with the fund’s performance.

• With respect to BNY Mellon Emerging Markets Fund, the Board generally was satisfied with the fund’s relative performance.

• With respect to each fund, as applicable, the Board concluded that the fees paid to the Adviser and the Sub-Advisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the fees charged by the Adviser under the Management Agreement with respect BNY Mellon Asset Allocation Fund were for services in addition to, and not duplicative of, services provided under the advisory contracts of the Acquired Funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the respective Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Advisers, of the Adviser (and, for the Sub-Advised Funds, the Sub-Adviser(s)) and the services provided to the fund pursuant to the respective Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the funds and the investment management and other services provided under the respective Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreements, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND EACH RELEVANT FUND’S SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

conclusions may be based, in part, on its consideration of the respective fund’s arrangements, or substantially similar arrangements for the funds in the Trust, in prior years. The Board determined to renew the Agreement(s) for each fund.

*******

At the meeting of the Trust’s Board of Trustees held on March 20-21, 2023, the Board also considered the approval of (i) a delegation arrangement between NIMNA and its affiliate, NIM, which permits NIMNA, as the sub-investment adviser with respect to BNY Mellon Income Stock Fund, BNY Mellon International Equity Income Fund, BNY Mellon International Fund, BNY Mellon Mid Cap Multi-Strategy Fund (Opportunistic Mid Cap Value Strategy and Mid Cap Growth Strategy) and BNY Mellon Small Cap Multi-Strategy Fund (Opportunistic Small Cap Strategy, Small Cap Value Strategy and Small Cap Growth Strategy), to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of such funds’ investments; and (ii) a delegation arrangement between NIM and its affiliate, NIMNA, which permits NIM, as the sub-investment adviser with respect to BNY Mellon Emerging Markets Fund, to use the Investment Advisory Services available at its sister company, NIMNA, in providing the day-to-day management of such fund’s investments. In connection therewith, the Board considered the approval of separate sub-sub-investment advisory agreements (each, the “SSIA Agreement”) with respect to each such fund (the “Newton Sub-Advised Funds”). In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and NIMNA and NIM (together, the “Newton Sub-Advisers”) recommended the approval of the SSIA Agreement to enable NIM and NIMNA to each provide Investment Advisory Services for the benefit of the Newton Sub-Advised Funds, as applicable, including, but not limited to, portfolio management services, subject to the supervision of the respective Newton Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit each Newton Sub-Adviser to use investment personnel employed primarily by its sister company as primary portfolio managers of the Newton Sub-Advised Fund it sub-advises and to use the investment research services of its sister company in the day-to-day management of such Newton Sub-Advised Fund’s investments; and (ii) there would be no material changes to the Newton Sub-Advised Funds’ investment objectives, strategies or policies, no reduction in the nature or level of services provided to the funds, and no increases in the management fee payable by the Newton Sub-Advised Funds or the sub-advisory fee payable by the Adviser to the Newton Sub-Advisers as a result of the delegation arrangements. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangements.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and each Newton Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangements and how it is expected to enhance investment capabilities for the benefit of each Newton Sub-Advised Fund; (iii) information regarding the Newton Sub-Advisers; and (iv) an opinion of counsel that the proposed delegation arrangements would not result in an “assignment” of the respective Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and each Newton Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by the Newton Sub-Advisers under the SSIA Agreement with respect to each Newton Sub-Advised Fund, the Board considered: (i) each Newton Sub-Adviser’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding each Newton Sub-Adviser’s compliance program; and (iv) the investment strategy for the Newton Sub-Advised Fund, which would remain the same. The Board also considered that enabling each Newton Sub-Adviser to use the proposed Investment Advisory Services provided by its sister company, the Newton Sub-Advisers would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the respective Newton Sub-Advised Fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by each Newton Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered each Newton Sub-Advised Fund’s investment performance and that of the investment team managing such fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage each Newton Sub-Advised Fund’s assets and that enabling the Sub-Advisers to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the respective Newton Sub-Advised Fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fees payable by each Newton Sub-Advised Fund pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to each Newton Sub-Adviser pursuant to the respective Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fees payable by each Newton Sub-Advised Fund to the Adviser and the sub-investment advisory fees payable by the Adviser to each Newton Sub-Adviser, would not change in connection with the proposed delegation arrangements. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA and NIM, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to each Newton Sub-Advised Fund by the Adviser and each Newton Sub-Adviser, as applicable, under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by each Newton Sub-Advised Fund pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to each Newton Sub-Adviser pursuant to the respective Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of each Newton Sub-Advised Fund had been adequately considered by the Adviser in connection with the fee rate charged to the Newton Sub-Advised Fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with such fund, the Board would seek to have those economies of scale shared with the Newton Sub-Advised Fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Newton Sub-Advisers as a result of its relationship with each respective Newton Sub-Advised Fund after the delegation arrangements, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangements and the SSIA Agreement for each Newton Sub-Advised Fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, each fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that each fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Patrick J. O’Connor (80)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002); and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 19

———————

John R. Alchin (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Ronald R. Davenport (87)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Kim D. Kelly (67)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 19

———————

Kevin C. Phelan (79)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Colliers International Mortgage Banker, (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 19

———————

Patrick J. Purcell (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 – 2018)

No. of Portfolios for which Board Member Serves: 19

———————

Thomas F. Ryan, Jr. (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-May 2022)

No. of Portfolios for which Board Member Serves: 19

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 19

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014. He is 59 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020, and Director- BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since April 2015.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 51 years old and has been an employee of BNYM Investment Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of BNYM Investment Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by BNYM Investment Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 115 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Newton Investment
Management Limited
160 Queen Victoria Street
London, EC4V, 4LA. UK

Geneva Capital Management LLC

411 East Wisconsin Avenue

Suite 2320,

Milwaukee, WI 53202

Boston Partners Global Investors, Inc.

One Grand Central Place

60 East 42nd Street – Suite 1550

New York, NY 10165

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation	MFTAR0823-EQ

BNY Mellon Funds Trust

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2023

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through August 31, 2023, as provided by John F. Flahive, CFA, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Bond Fund’s (the “fund”) Class M shares produced a total return of −1.05%, and Investor shares produced a total return of −1.38%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), produced a total return of −1.19% for the same period.2

The Index declined due to pressure on bond prices driven by rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund produced mixed performance relative to the Index, with positive credit and duration exposure balanced by underperformance in a small number of asset classes.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (BNY Mellon Investment Adviser) actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Rising Interest Rates Pressure Bond Prices and Increase Yields

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which generally move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Different asset classes within the Index responded to these developments in different ways. Treasury securities, particularly long-term Treasury bonds, underperformed. The Treasury yield curve remained inverted throughout the period, with the two-year Treasury rate exceeding the 10-year Treasury rate. Securitized instruments, most notably mortgage-backed securities, underperformed as well. On the other hand, government-related bonds and investment-grade corporates registered modest gains, while high yield corporates produced still stronger returns. In general, bonds characterized by lower credit quality and shorter duration tended to outperform their higher-credit-quality, longer-duration counterparts. Yields grew increasingly attractive across the bond spectrum.

Seeking Yield Advantage While Adjusting Credit Exposure

Prior to the beginning of the period, we took several steps to position the fund defensively in consideration of the prevailing environment of high inflation, rising rates and potentially slowing economic growth. Specifically, we trimmed the fund’s corporate exposure, while maintaining a mildly overweight position relative to the Index, with an emphasis on higher-yielding, lower-quality corporate bonds. At the same time, in recognition of increased inflationary pressures and the likelihood of further interest-rate increases, the fund maintained relatively short average duration to reduce interest-rate sensitivity. These moves made positive contributions to performance relative to the Index. Within the corporate sector, returns benefited from the fund’s overweight exposure to lower-credit-quality, BBB rated bonds and corresponding underweight exposure to higher-quality, AAA and A rated bonds. As credit outperformed, and relative valuations began to look less attractive, we trimmed the fund’s credit exposure. Within the Treasury sector, relatively short duration proved additive. Conversely, issue selection detracted from returns in the mortgage-backed area, despite the positive impact of the fund’s underweight exposure. Out-of-Index exposure to TIPS (Treasury Inflation-Protected Securities) also had a negative impact on relative returns.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. The fund currently holds a well-diversified portfolio of corporate securities. Average duration stands slightly short but near-neutral relative to the Index, with overweight exposure to the long- and short-end of the yield curve where we find the greatest yield advantage, and underweight exposure to the middle of the curve. From a credit perspective, the fund holds overweight exposure to lower-rated BBB credits, and underweight exposure to higher-rated AA and AAA credits. Treasury exposure is slightly underweight, while securitized exposure remains neutral. The fund also maintains a small, out-of-Index position in TIPS.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

2

For the period from September 1, 2022, through August 31, 2023, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Intermediate Bond Fund’s (the “fund”) Class M shares produced a total return of 1.26%, and Investor shares produced a total return of 1.03%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of 0.55% for the same period.2

Intermediate-term bonds gained modest ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund outperformed the Index due primarily to favorable asset-class allocation and credit and duration positioning.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in bonds. The BNY Mellon Investment Adviser, Inc. (BNY Mellon Investment Adviser) actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk.

Investments in bonds may include government securities, corporate bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select bonds and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Rising Interest Rates Pressure Bond Prices and Increase Yields

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which generally move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Different intermediate bond asset classes responded to these developments in different ways. Treasury securities, particularly long-term Treasury bonds, underperformed. The Treasury yield curve remained inverted throughout the period, with the two-year Treasury rate exceeding the 10-year Treasury rate. Securitized instruments, most notably mortgage-backed securities, underperformed as well. On the other hand, government-related bonds, investment-grade corporates and municipal bonds registered modest gains, while high yield corporates produced still stronger returns. In general, bonds characterized by lower credit quality and shorter duration tended to outperform their higher-credit-quality, longer-duration counterparts. Yields grew increasingly attractive across the bond spectrum.

Duration, Allocation and Credit Positioning Bolster Relative Performance

During the reporting period, the fund maintained shorter average duration than the Index at a time when shorter-duration instruments outperformed longer-duration instruments. Much of the fund’s short position was concentrated among Treasury holdings, where performance was further enhanced by the fund’s underweight allocation. Conversely, the fund held overweight exposure to local authority municipal bonds, which added value. The fund also held overweight exposure to corporates, particularly lower-credit-quality BBB bonds, which further bolstered relative returns, as did the short average duration of corporate holdings. Among corporate industry sectors, only real estate detracted slightly from performance due to issue selection. During the period, as municipals and corporates outperformed, and spreads tightened, making them less attractive on a relative basis, we trimmed the fund’s overweight positions in both areas. We also increased the fund’s average duration, moving closer to neutral relative to the Index.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. The fund currently holds a well-diversified portfolio of securities, with underweight exposure to Treasury securities, and overweight exposure to corporates, municipals and, to a slight degree, agencies. Average duration stands slightly short, but near-neutral relative to the Index. From a credit perspective, the fund continues to hold overweight exposure to lower-rated BBB credits, and underweight exposure to higher-rated credits.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg U.S. Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through August 31, 2023, as provided by John F. Flahive, CFA, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Corporate Bond Fund’s (the “fund”) Class M shares produced a total return of 3.06%, and Investor shares produced a total return of 2.82%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Credit Index (the “Index”), produced a total return of 1.81%, and the Bloomberg U.S. Credit Index, the fund’s secondary benchmark, produced a total return of 0.85% for the same period.2,3

Corporate bonds gained modest ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund outperformed the Index due primarily to favorable credit positioning.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba/BB (or the unrated equivalent as determined by the investment adviser) in the case of mortgage-related and asset-backed securities.

BNY Mellon Investment Adviser, Inc. uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund’s portfolio managers analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Rising Interest Rates Pressure Bond Prices and Increase Yields

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which generally move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. In this environment, corporate bonds produced modest gains, with lower-credit-quality and shorter-duration instruments tending to outperform their higher-credit-quality, longer-duration counterparts. Yields grew increasingly attractive across the corporate bond spectrum, with the greatest yield advantages in the short end and long end of the yield curve.

Seeking Yield Advantage While Adjusting Credit Exposure

Unlike the Index, which includes a significant allocation to government-related issues, including agencies, local authorities, sovereigns and supranationals, the fund held relatively little exposure outside of corporate bonds. Among corporates, the fund benefited most significantly from heavily overweight exposure to lower-rated BBB credits and underweight exposure to higher-rated AA and A credits. While the fund’s average duration was slightly longer than that of the Index, the timing of the fund’s duration exposure proved additive, with longer duration early in the period and shorter duration later. From a sector perspective, positioning in industrials and finance enhanced returns, while only real estate positioning detracted slightly.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. The fund currently holds a well-diversified portfolio of corporate securities. Average duration stands slightly long but near-neutral relative to the Index, with overweight exposure to the long- and short-end of the yield curve where we find the greatest yield advantage, and underweight exposure to the middle of the curve. From a credit perspective, the fund continues to hold overweight exposure to lower-rated BBB credits, and underweight exposure to higher-rated credits. Among sectors, the fund holds overweight exposure to finance, industrials and energy. The fund also holds overweight exposure to REITs (real estate investment trusts), with an emphasis on specialty REITs rather than bonds in the more troubled office real estate area. Conversely, the fund holds relatively underweight exposure to the utilities sector, which tends to include higher-quality credits.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

4

For the period from September 1, 2022, through August 31, 2023, as provided by Lawrence R. Dunn, CFA, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Short-Term U.S. Government Securities Fund’s (the “fund”) Class M shares produced a total return of 1.33%, and Investor shares produced a total return of 1.09%.1 In comparison, the Bloomberg U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of 1.29% for the same period.2

Short-term U.S. government bonds gained modest ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund generated mixed performance compared to the Index, with relatively strong returns in some areas balanced by relatively weak returns in others.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Yields Rise as Interest Rates Increase

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which tend to move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Yields continued to rise across the maturity spectrum during the period, and the yield curve continued to flatten, with short-term interest rates rising faster than long-term yields. Lower-credit-quality, higher-yielding issues tended to outperform Treasury securities and high-quality, lower-yielding non-Treasury instruments.

Mixed Returns from Allocations

Compared to the Index, the fund’s performance benefited from relatively short duration at a time of rising interest rates. In addition, overweight exposure to non-Treasury bonds bolstered returns by adding yield. Specifically, the fund sought to increase yield relative to the Index by investing a substantial proportion of assets in a variety of short-term agency mortgage instruments, most of them and backed by government-sponsored enterprises, and taxable municipal bonds. The main headwinds to performance arose in March and April 2023, when a few regional bank failures caused mortgage-backed securities (“MBS”) to cheapen sharply amid fears that bank weakness would spread. Contributing to the trend were worries of sudden forced liquidations of MBS securities in connection with resolving those bank failures. MBS spreads later retightened as monetary authorities contained the situation.

Continuing to Seek Yield Advantage While Controlling Risk

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

As of August 31, 2023, the fund’s duration position is nearly neutral relative the Index, reflecting our belief that, while short-term rates are not likely to rise significantly from current levels, the Fed does not appear poised to lower rates any time soon. The fund maintains modest exposure to securities with average maturities longer than three years but holds overweight exposure to 0-to-one-year maturities. We have reduced the fund’s exposure to MBS and taxable municipals.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. – The Bloomberg U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The Index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

5

FUND PERFORMANCE (Unaudited)

BNY Mellon Bond Fund (Class M shares)
BNY Mellon Bond Fund (Investor shares)
Bloomberg U.S. Aggregate Bond Index†
15,000
13,750
12,500
11,250
10,000
Dollars
$11,586
$11,445
$11,164
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	-1.05%	.43%	1.36%
Investor shares	-1.38%	.18%	1.11%
Bloomberg U.S. Aggregate Bond Index	-1.19%	.49%	1.48%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

14,000
13,000
12,000
11,000
10,000
Dollars
BNY Mellon Intermediate Bond Fund (Class M shares)
BNY Mellon Intermediate Bond Fund (Investor shares)
Bloomberg U.S. Intermediate Government/Credit Index†
$11,559
$11,373
$11,107
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Intermediate Government/Credit Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	1.26%	1.15%	1.30%
Investor shares	1.03%	.92%	1.06%
Bloomberg U.S. Intermediate Government/Credit Index	.55%	1.16%	1.46%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Intermediate Credit Index and the Bloomberg U.S. Credit Index.

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	3.06%	2.25%	2.92%
Investor shares	2.82%	1.99%	2.67%
Bloomberg U.S. Intermediate Credit Index	1.81%	1.71%	2.20%
Bloomberg U.S. Credit Index	.85%	1.32%	2.47%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Corporate Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in each of the Bloomberg U.S. Intermediate Credit Index and the Bloomberg U.S. Credit Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Bloomberg U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

12,000
11,500
11,000
10,500
10,000
Dollars
BNY Mellon Short-Term U.S. Government Securities Fund (Class M shares)
BNY Mellon Short-Term U.S. Government Securities Fund (Investor shares)
Bloomberg U.S. Government 1-3 Year Bond Index ("the Index")†
$10,861
$10,534
$10,282
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Government 1-3 Year Bond Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	1.33%	.76%	.52%
Investor shares	1.09%	.52%	.28%
Bloomberg U.S. Government 1-3 Year Bond Index	1.29%	1.02%	.83%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.88	$4.14
Ending value (after expenses)	$1,007.00	$1,005.40
Annualized expense ratio (%)	.57	.82
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.95	$4.22
Ending value (after expenses)	$1,017.50	$1,017.60
Annualized expense ratio (%)	.58	.83
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,024.20	$1,022.60
Annualized expense ratio (%)	.59	.84
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.54	$3.81
Ending value (after expenses)	$1,016.90	$1,015.20
Annualized expense ratio (%)	.50	.75
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.91	$4.18
Ending value (after expenses)	$1,022.33	$1,021.07
Annualized expense ratio (%)	.57	.82
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.96	$4.23
Ending value (after expenses)	$1,022.28	$1,021.02
Annualized expense ratio (%)	.58	.83
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,022.68	$1,021.42
Annualized expense ratio (%)	.50	.75
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

STATEMENT OF INVESTMENTS

August 31, 2023

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7%
Aerospace & Defense - .5%
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	6,000,000		5,361,067
Airlines - .6%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,690,044		3,292,198
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000		4,148,509
				7,440,707
Automobiles & Components - .2%
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	3,100,000		2,486,236
Banks - 7.4%
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	8,650,000	[a,b]	8,412,125
Barclays PLC, Sr. Unscd. Notes	7.33	11/2/2026	7,000,000		7,161,747
Citigroup, Inc., Sub. Notes	4.45	9/29/2027	5,100,000		4,877,844
Citigroup, Inc., Sub. Notes	6.17	5/25/2034	2,400,000		2,392,962
Citizens Bank NA/Providence RI, Sr. Unscd. Notes	2.25	4/28/2025	4,575,000		4,248,406
Deutsche Bank AG, Sr. Unscd. Notes	2.55	1/7/2028	8,490,000		7,510,232
HSBC Holdings PLC, Sr. Unscd. Notes	4.76	6/9/2028	6,000,000		5,758,653
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	5,475,000	[a,b]	5,038,643
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	8,000,000		7,180,536
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	5,500,000		5,241,865
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[b,c]	4,065,971
Societe Generale SA, Sub. Notes	6.22	6/15/2033	8,000,000	[c]	7,523,594
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	8,000,000		8,487,610
UBS Group AG, Sr. Unscd. Notes	1.31	2/2/2027	6,500,000	[c]	5,795,167
UBS Group AG, Sr. Unscd. Notes	2.59	9/11/2025	4,825,000	[c]	4,654,527
				88,349,882
Beverage Products - .5%
Anheuser-Busch Companies LLC/Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes	4.90	2/1/2046	6,250,000		5,818,951
Consumer Discretionary - 1.0%
Warnermedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	7,185,000	[a]	6,741,339
Warnermedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	6,225,000	[a]	5,495,773
				12,237,112
Diversified Financials - 2.9%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	6,500,000		5,852,055
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	9,500,000	[c]	8,187,558
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	6,000,000	[a]	5,066,561
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	3,800,000	[a]	3,437,027
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	6,890,000		5,698,405
Blue Owl Capital Corp., Sr. Unscd. Notes	2.63	1/15/2027	2,500,000		2,169,144
Blue Owl Finance LLC, Gtd. Notes	4.13	10/7/2051	7,650,000	[c]	4,593,494
				35,004,244
Electronic Components - .4%
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	5,500,000		4,923,718
Energy - 2.4%
Boardwalk Pipelines LP, Gtd. Notes	3.60	9/1/2032	3,825,000		3,218,316
Diamondback Energy, Inc., Gtd. Notes	3.13	3/24/2031	4,800,000		4,130,383
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	3,375,000	[a]	3,395,757
Marathon Petroleum Corp., Sr. Unscd. Notes	3.80	4/1/2028	4,825,000		4,511,107
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	4.50	5/15/2030	4,000,000		3,766,346
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.00	1/15/2028	5,750,000		5,538,251
TransCanada PipeLines Ltd., Sr. Unscd. Notes	2.50	10/12/2031	4,825,000		3,847,659
				28,407,819
Food Products - .4%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	6,500,000	[a]	5,056,086

12

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
Foreign Governmental - .3%
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	4,000,000	[a]	3,684,855
Health Care - 2.0%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	6,000,000		5,411,721
Amgen, Inc., Sr. Unscd. Notes	5.60	3/2/2043	3,350,000		3,289,992
Amgen, Inc., Sr. Unscd. Notes	5.65	6/15/2042	1,605,000		1,581,027
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	7,250,000		6,496,599
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.65	5/19/2030	6,520,000		6,420,471
				23,199,810
Industrial - .3%
LBJ Infrastructure Group, Sr. Scd. Bonds	3.80	12/31/2057	5,000,000	[c]	3,206,764
Information Technology - .3%
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	4,790,000		4,092,090
Insurance - .6%
MetLife, Inc., Jr. Sub. Bonds, Ser. G	3.85	9/15/2025	1,900,000	[a,b]	1,756,741
Prudential Financial, Inc., Sr. Unscd. Notes	4.35	2/25/2050	6,375,000		5,311,017
				7,067,758
Internet Software & Services - 1.5%
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	7,000,000	[a]	6,122,003
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	5,500,000		5,212,811
Meta Platforms, Inc., Sr. Unscd. Notes	4.45	8/15/2052	7,700,000		6,539,744
				17,874,558
Media - .4%
Comcast Corp., Gtd. Notes	5.35	11/15/2027	5,120,000		5,194,165
Metals & Mining - .6%
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	4,775,000	[c]	3,805,306
Nucor Corp., Sr. Unscd. Notes	4.30	5/23/2027	2,875,000		2,789,940
				6,595,246
Municipal Securities - .6%
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	3.49	6/1/2036	3,000,000		2,370,485
New York City, GO, Refunding, Ser. D	1.92	8/1/2031	3,825,000		3,058,165
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	3.41	1/1/2043	2,000,000		1,518,638
				6,947,288
Real Estate - .9%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.95	3/15/2034	4,775,000		3,783,465
Prologis LP, Sr. Unscd. Notes	2.25	1/15/2032	2,825,000		2,269,893
Prologis LP, Sr. Unscd. Notes	4.75	6/15/2033	1,900,000		1,822,968
Simon Property Group LP, Sr. Unscd. Notes	2.65	2/1/2032	4,000,000		3,215,792
				11,092,118
Retailing - .8%
McDonald's Corp., Sr. Unscd. Notes	4.60	9/9/2032	4,800,000	[a]	4,698,826
The Home Depot, Inc., Sr. Unscd. Notes	1.38	3/15/2031	5,595,000		4,383,927
				9,082,753
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom, Inc., Gtd. Notes	2.45	2/15/2031	4,000,000	[c]	3,226,779
Broadcom, Inc., Sr. Unscd. Notes	3.19	11/15/2036	6,000,000	[c]	4,512,511
Foundry JV Holdco LLC, Sr. Scd. Notes	5.88	1/25/2034	5,275,000	[c]	5,208,142
Microchip Technology, Inc., Sr. Unscd. Notes	0.97	2/15/2024	3,000,000		2,931,487
Microchip Technology, Inc., Sr. Unscd. Notes	0.98	9/1/2024	2,000,000		1,905,380
NXP BV/NXP Funding LLC, Gtd. Notes	5.35	3/1/2026	4,500,000		4,473,643
				22,257,942
Technology Hardware & Equipment - .3%
Dell International LLC/EMC Corp., Gtd. Notes	3.38	12/15/2041	4,800,000	[c]	3,384,283
Telecommunication Services - 1.3%
AT&T, Inc., Sr. Unscd. Notes	4.55	3/9/2049	7,000,000		5,608,075

13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
Telecommunication Services - 1.3% (continued)
T-Mobile USA, Inc., Gtd. Notes	3.00	2/15/2041	6,675,000		4,719,176
Verizon Communications, Inc., Sr. Unscd. Notes	2.99	10/30/2056	8,498,000		5,083,388
				15,410,639
Transportation - .4%
J.B. Hunt Transport Services, Inc., Gtd. Notes	3.88	3/1/2026	5,000,000		4,846,906
U.S. Government Agencies Collateralized Municipal-Backed Securities - .4%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	5,708,786		4,686,670
U.S. Government Agencies Mortgage-Backed - 26.5%
Federal Home Loan Mortgage Corp.:
1.50%, 10/1/2050			5,494,104	[d]	4,043,804
2.00%, 8/1/2041-2/1/2052			39,036,792	[d]	30,886,885
2.50%, 12/1/2035-12/1/2051			49,377,501	[d]	42,369,687
3.00%, 11/1/2051-1/1/2052			14,237,760	[d]	12,311,153
3.50%, 1/1/2052			7,011,730	[d]	6,272,724
4.00%, 1/1/2052			9,418,264	[d]	8,707,704
5.00%, 11/1/2052-6/1/2053			14,721,596	[d]	14,336,580
5.50%, 1/1/2053-4/1/2053			20,162,138	[d]	19,944,614
Federal National Mortgage Association:
1.50%, 1/1/2042			5,544,885	[d]	4,452,755
2.00%, 10/1/2050-1/1/2052			45,895,275	[d]	36,747,309
2.50%, 6/1/2051-11/1/2051			35,762,838	[d]	29,625,274
3.00%, 1/1/2035-1/1/2052			17,862,636	[d]	16,019,884
3.50%, 3/1/2052			12,399,915	[d]	11,105,767
4.00%, 4/1/2052-6/1/2052			15,004,827	[d]	13,864,834
4.50%, 3/1/2050-10/1/2052			15,018,793	[d]	14,294,467
Government National Mortgage Association II:
2.00%, 8/20/2051-9/20/2051			8,762,681		6,955,263
2.50%, 5/20/2051			11,403,299		9,374,937
3.00%, 6/20/2050-11/20/2051			14,636,923		12,886,436
3.50%, 1/20/2052			5,577,764		5,068,030
4.00%, 2/20/2051-6/20/2051			8,630,303		7,918,381
4.50%, 7/20/2052			8,615,060		8,220,058
				315,406,546
U.S. Treasury Securities - 43.3%
U.S. Treasury Bonds	2.25	2/15/2052	7,745,000		5,227,270
U.S. Treasury Bonds	2.88	5/15/2052	2,750,000		2,135,439
U.S. Treasury Bonds	3.00	8/15/2052	18,500,000		14,748,691
U.S. Treasury Bonds	3.63	2/15/2053	12,500,000		11,264,649
U.S. Treasury Bonds	3.63	5/15/2053	12,390,000		11,177,135
U.S. Treasury Bonds	3.88	2/15/2043	19,900,000		18,519,438
U.S. Treasury Bonds	4.00	11/15/2052	22,940,000		22,141,580
U.S. Treasury Bonds	4.13	8/15/2053	4,000,000		3,947,188
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	6,315,400	[e]	5,914,444
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	9,895,440	[e]	9,224,488
U.S. Treasury Notes	0.25	6/15/2024	13,250,000	[a]	12,728,769
U.S. Treasury Notes	0.75	4/30/2026	11,315,000		10,234,771
U.S. Treasury Notes	1.63	8/15/2029	16,810,000		14,561,663
U.S. Treasury Notes	1.75	12/31/2026	7,000,000		6,418,125
U.S. Treasury Notes	2.38	5/15/2027	18,300,000		17,033,297
U.S. Treasury Notes	2.50	3/31/2027	19,500,000		18,275,156
U.S. Treasury Notes	2.50	2/28/2026	15,000,000	[a]	14,244,727
U.S. Treasury Notes	2.63	7/31/2029	12,790,000		11,716,339

14

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.7% (continued)
U.S. Treasury Securities - 43.3% (continued)
U.S. Treasury Notes	2.63	1/31/2026	14,500,000	[a]	13,819,746
U.S. Treasury Notes	2.75	8/15/2032	11,840,000		10,629,638
U.S. Treasury Notes	2.88	5/15/2032	9,700,000		8,816,770
U.S. Treasury Notes	2.88	4/30/2029	15,965,000		14,861,794
U.S. Treasury Notes	3.00	7/31/2024	10,490,000		10,264,263
U.S. Treasury Notes	3.13	11/15/2028	1,685,000		1,595,682
U.S. Treasury Notes	3.25	6/30/2029	25,750,000		24,424,277
U.S. Treasury Notes	3.25	6/30/2027	12,615,000		12,112,371
U.S. Treasury Notes	3.38	5/15/2033	14,500,000	[a]	13,661,719
U.S. Treasury Notes	3.50	1/31/2030	9,295,000		8,917,754
U.S. Treasury Notes	3.50	1/31/2028	5,265,000		5,092,037
U.S. Treasury Notes	3.50	2/15/2033	23,500,000		22,383,750
U.S. Treasury Notes	3.50	4/30/2030	10,000,000		9,589,063
U.S. Treasury Notes	3.63	3/31/2030	21,545,000	[a]	20,814,490
U.S. Treasury Notes	3.75	5/31/2030	15,000,000		14,597,461
U.S. Treasury Notes	4.00	2/29/2028	4,200,000		4,148,648
U.S. Treasury Notes	4.00	2/28/2030	13,000,000		12,836,484
U.S. Treasury Notes	4.13	11/15/2032	9,435,000		9,432,420
U.S. Treasury Notes	4.13	8/31/2030	15,500,000		15,435,820
U.S. Treasury Notes	4.25	12/31/2024	10,000,000		9,878,711
U.S. Treasury Notes	4.50	11/30/2024	10,000,000		9,911,523
U.S. Treasury Notes	4.50	11/15/2025	3,950,000		3,926,547
U.S. Treasury Notes	4.63	2/28/2025	10,345,000		10,274,282
U.S. Treasury Notes	4.63	6/30/2025	4,755,000		4,728,996
U.S. Treasury Notes	4.75	7/31/2025	10,750,000	[a]	10,721,865
U.S. Treasury Notes	5.00	8/31/2025	23,000,000		23,066,484
				515,455,764
Total Bonds and Notes (cost $1,279,247,367)			1,174,571,977
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .4%
Telecommunication Services - .4%
AT&T, Inc., Ser. A (cost $6,500,000)	5.00		260,000		5,285,800
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,489,986)	5.41		4,489,986	[f]	4,489,986

15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $33,666,019)	5.41	33,666,019	[f] 33,666,019
Total Investments (cost $1,323,903,372)		102.3%	1,218,013,782
Liabilities, Less Cash and Receivables		(2.3%)	(27,946,893)
Net Assets		100.0%	1,190,066,889

GO—General Obligation

a Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $87,745,727 and the value of the collateral was $90,403,355, consisting of cash collateral of $33,666,019 and U.S. Government & Agency securities valued at $56,737,336. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $58,164,096 or 4.89% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	44.2
Mortgage Securities	26.9
Financial	11.9
Communications	3.7
Investment Companies	3.2
Consumer, Non-cyclical	2.9
Consumer, Cyclical	2.6
Technology	2.5
Energy	2.4
Industrial	1.5
Basic Materials	.5
102.3

† Based on net assets.

See notes to financial statements.

16

BNY Mellon Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	9,985,554	230,459,006	(235,954,574)	4,489,986	332,350
Investment of Cash Collateral for Securities Loaned - 2.8%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.8%	-	146,138,605	(112,472,586)	33,666,019	14,117	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	40,564,922	446,505,681	(487,070,603)	-	99,703	†††
Total - 3.2%	50,550,476	823,103,292	(835,497,763)	38,156,005	446,170

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.4%
Aerospace & Defense - .4%
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	2,275,000		2,239,300
Airlines - 1.2%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,299,722		2,943,959
Delta Air Lines Pass Through Trust, Ser. 2020-1, Cl. AA	2.00	6/10/2028	3,282,473		2,893,429
				5,837,388
Automobiles & Components - 2.1%
American Honda Finance Corp., Sr. Unscd. Notes	1.30	9/9/2026	3,250,000		2,902,845
General Motors Financial Co., Inc., Sr. Unscd. Notes	6.05	10/10/2025	4,500,000		4,507,363
Toyota Motor Credit Corp., Sr. Unscd. Notes	2.00	10/7/2024	3,650,000		3,516,386
				10,926,594
Banks - 9.2%
Bank of America Corp., Sub. Notes, Ser. L	3.95	4/21/2025	4,680,000		4,533,039
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	3,050,000		3,017,037
Barclays PLC, Sr. Unscd. Notes	2.28	11/24/2027	4,000,000		3,554,370
Citigroup, Inc., Sub. Bonds	4.40	6/10/2025	5,000,000		4,879,213
Cooperatieve Rabobank UA, Gtd. Notes	3.75	7/21/2026	4,835,000		4,540,418
HSBC Holdings PLC, Sr. Unscd. Notes	2.25	11/22/2027	3,135,000		2,797,342
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	4,235,000	[a,b]	3,897,470
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	3,710,000	[a]	3,641,395
Societe Generale SA, Sub. Notes	4.75	11/24/2025	3,500,000	[c]	3,370,079
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	0.95	1/12/2026	3,475,000		3,124,643
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.95	10/21/2027	5,185,000		4,616,066
UBS Group AG, Sr. Unscd. Notes	2.59	9/11/2025	5,500,000	[c]	5,305,678
				47,276,750
Beverage Products - .8%
Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes	4.75	1/23/2029	4,195,000		4,158,309
Consumer Discretionary - .7%
Warnermedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	3,665,000		3,438,693
Diversified Financials - 3.3%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	3,750,000		3,376,185
Air Lease Corp., Sr. Unscd. Notes	2.30	2/1/2025	4,500,000		4,262,025
American Express Co., Sr. Unscd. Notes	3.38	5/3/2024	3,350,000		3,296,647
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	1,725,000		1,456,636
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2027	1,250,000	[a]	1,100,999
Ares Capital Corp., Sr. Unscd. Notes	3.88	1/15/2026	1,500,000		1,404,341
The Andrew W. Mellon Foundation, Unscd. Bonds, Ser. 2020	0.95	8/1/2027	2,350,000		2,032,701
				16,929,534
Energy - 2.1%
Cimarex Energy Co., Sr. Unscd. Notes	4.38	3/15/2029	3,000,000		2,419,103
ONEOK, Inc., Gtd. Notes	4.00	7/13/2027	3,400,000		3,219,331
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.88	6/30/2026	2,500,000		2,512,117
Spectra Energy Partners LP, Gtd. Notes	3.50	3/15/2025	2,760,000		2,664,502
				10,815,053
Food Products - .7%
McCormick & Co., Inc., Sr. Unscd. Notes	0.90	2/15/2026	3,840,000		3,458,755
Health Care - 5.1%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	4,185,000		3,774,676
Amgen, Inc., Sr. Unscd. Notes	2.20	2/21/2027	3,960,000		3,600,753
Astrazeneca Finance LLC, Gtd. Notes	1.20	5/28/2026	3,540,000		3,196,636
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	4,000,000		3,843,930
Elevance Health, Inc., Sr. Unscd. Notes	2.38	1/15/2025	3,000,000		2,869,943
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.75	5/19/2033	2,820,000		2,776,469
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.20	9/23/2026	3,770,000		3,542,085

18

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.4% (continued)
Health Care - 5.1% (continued)
UnitedHealth Group, Inc., Sr. Unscd. Notes	1.15	5/15/2026	2,915,000	2,638,155
				26,242,647
Industrial - 2.5%
Caterpillar Financial Services Corp., Sr. Unscd. Notes	0.90	3/2/2026	2,830,000	2,561,906
John Deere Capital Corp., Sr. Unscd. Notes	1.05	6/17/2026	4,250,000	3,823,378
Parker-Hannifin Corp., Sr. Unscd. Notes	2.70	6/14/2024	3,325,000	3,246,644
Snap-On, Inc., Sr. Unscd. Notes	3.25	3/1/2027	3,300,000	3,119,765
				12,751,693
Information Technology - 2.1%
Fiserv, Inc., Sr. Unscd. Notes	3.50	7/1/2029	4,000,000	3,653,850
Microsoft Corp., Sr. Unscd. Notes	3.13	11/3/2025	3,200,000	3,089,174
Oracle Corp., Sr. Unscd. Notes	2.50	4/1/2025	4,215,000	4,015,489
				10,758,513
Internet Software & Services - 1.4%
Amazon.com, Inc., Sr. Unscd. Notes	0.80	6/3/2025	3,670,000	3,409,979
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	4,000,000	3,791,135
				7,201,114
Media - .6%
Discovery Communications LLC, Gtd. Notes	4.90	3/11/2026	3,150,000	3,096,818
Metals & Mining - .6%
Glencore Funding LLC, Gtd. Notes	1.63	9/1/2025	3,500,000	[c] 3,239,708
Municipal Securities - 2.5%
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. B	1.28	11/15/2028	2,500,000	2,104,805
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.05	1/1/2026	2,500,000	2,274,522
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	1.75	3/15/2028	4,155,000	3,657,175
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.71	7/1/2027	5,315,000	4,696,538
				12,733,040
Real Estate - .8%
Healthcare Realty Holdings LP, Gtd. Notes	3.63	1/15/2028	2,375,000	2,146,072
UDR, Inc., Gtd. Notes	2.95	9/1/2026	2,205,000	2,034,438
				4,180,510
Retailing - 1.5%
Target Corp., Sr. Unscd. Notes	2.25	4/15/2025	3,300,000	3,152,044
The TJX Companies, Inc., Sr. Unscd. Notes	1.15	5/15/2028	5,500,000	4,676,485
				7,828,529
Semiconductors & Semiconductor Equipment - 2.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.88	1/15/2027	3,600,000	3,421,563
Broadcom, Inc., Sr. Unscd. Notes	4.00	4/15/2029	4,000,000	[c] 3,691,612
Foundry JV Holdco LLC, Sr. Scd. Notes	5.88	1/25/2034	2,000,000	[c] 1,974,651
Microchip Technology, Inc., Sr. Unscd. Notes	0.97	2/15/2024	4,000,000	3,908,649
				12,996,475
Technology Hardware & Equipment - .5%
Apple, Inc., Sr. Unscd. Notes	2.05	9/11/2026	2,830,000	2,615,805
Telecommunication Services - 3.2%
AT&T, Inc., Sr. Unscd. Notes	1.65	2/1/2028	6,000,000	5,133,321
Motorola Solutions, Inc., Sr. Unscd. Notes	4.60	5/23/2029	2,420,000	2,333,422
T-Mobile USA, Inc., Gtd. Notes	3.88	4/15/2030	4,700,000	4,291,581
Verizon Communications, Inc., Sr. Unscd. Notes	2.63	8/15/2026	5,000,000	4,657,308
				16,415,632
U.S. Government Agencies Collateralized Municipal-Backed Securities - .5%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	3,007,152	2,468,744

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.4% (continued)
U.S. Government Agencies Mortgage-Backed - 1.4%
Federal Home Loan Mortgage Corp.:
3.50%, 6/1/2035			5,286,748	[d]	5,056,167
4.50%, 2/1/2034			230,739	[d]	227,497
Federal National Mortgage Association:
2.91%, 4/1/2026			2,000,000	[d]	1,876,142
				7,159,806
U.S. Government Agencies Obligations - 5.5%
Federal Farm Credit Bank Funding Corp., Bonds	3.33	4/12/2027	6,845,000		6,496,928
Federal Home Loan Bank, Bonds	2.20	3/28/2025	2,400,000		2,288,093
Federal Home Loan Bank, Bonds	3.00	3/25/2027	6,800,000		6,386,799
Federal Home Loan Mortgage Corp., Notes	4.05	8/28/2025	4,900,000	[d]	4,783,086
Federal National Mortgage Association, Notes	0.55	8/19/2025	9,250,000	[a,d]	8,465,312
				28,420,218
U.S. Treasury Securities - 46.6%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	13,893,880	[e]	13,011,776
U.S. Treasury Notes	0.25	10/31/2025	4,720,000		4,285,797
U.S. Treasury Notes	0.25	9/30/2025	5,440,000		4,957,200
U.S. Treasury Notes	0.63	5/15/2030	5,950,000		4,721,650
U.S. Treasury Notes	0.75	1/31/2028	3,000,000		2,573,555
U.S. Treasury Notes	1.13	2/28/2025	32,705,000		30,853,846
U.S. Treasury Notes	1.38	11/15/2031	1,300,000		1,053,762
U.S. Treasury Notes	1.63	5/15/2026	12,740,000		11,784,500
U.S. Treasury Notes	1.63	8/15/2029	5,245,000		4,543,481
U.S. Treasury Notes	2.00	4/30/2024	7,750,000		7,579,200
U.S. Treasury Notes	2.38	2/29/2024	7,750,000	[a]	7,634,238
U.S. Treasury Notes	2.50	3/31/2027	8,575,000		8,036,383
U.S. Treasury Notes	2.63	4/15/2025	10,760,000		10,359,022
U.S. Treasury Notes	2.75	7/31/2027	6,250,000		5,884,521
U.S. Treasury Notes	2.88	4/30/2029	5,345,000		4,975,652
U.S. Treasury Notes	3.00	7/15/2025	11,000,000		10,626,172
U.S. Treasury Notes	3.00	7/31/2024	15,000,000		14,677,211
U.S. Treasury Notes	3.13	8/15/2025	3,635,000		3,517,288
U.S. Treasury Notes	3.13	11/15/2028	8,890,000		8,418,761
U.S. Treasury Notes	3.38	5/15/2033	7,000,000	[a]	6,595,312
U.S. Treasury Notes	3.50	4/30/2028	7,750,000	[a]	7,493,433
U.S. Treasury Notes	3.50	9/15/2025	16,000,000		15,585,625
U.S. Treasury Notes	3.63	5/15/2026	1,000,000		975,391
U.S. Treasury Notes	3.75	5/31/2030	2,075,000		2,019,315
U.S. Treasury Notes	3.88	12/31/2029	9,765,000		9,570,081
U.S. Treasury Notes	4.00	2/15/2026	2,250,000		2,214,756
U.S. Treasury Notes	4.13	1/31/2025	19,500,000		19,229,590
U.S. Treasury Notes	4.38	10/31/2024	14,875,000		14,723,345
U.S. Treasury Notes	4.50	11/15/2025	1,735,000		1,724,698
				239,625,561
Utilities - .6%
Black Hills Corp., Sr. Unscd. Notes	3.05	10/15/2029	3,500,000		3,020,040
Total Bonds and Notes (cost $533,767,174)			505,835,229
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .6%
Telecommunication Services - .6%
AT&T, Inc., Ser. A (cost $3,750,000)	5.00		150,000		3,049,500

20

BNY Mellon Intermediate Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,657,876)	5.41	1,657,876	[f] 1,657,876

Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,751,395)	5.41	4,751,395	[f] 4,751,395
Total Investments (cost $543,926,445)		100.3%	515,294,000
Liabilities, Less Cash and Receivables		(0.3%)	(1,292,781)
Net Assets		100.0%	514,001,219

a Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $30,236,329 and the value of the collateral was $32,291,411, consisting of cash collateral of $4,751,395 and U.S. Government & Agency securities valued at $27,540,016. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $17,581,728 or 3.42% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	54.6
Financial	13.3
Consumer, Non-cyclical	6.6
Communications	5.8
Consumer, Cyclical	5.5
Technology	5.1
Industrial	2.9
Energy	2.1
Mortgage Securities	1.9
Investment Companies	1.3
Basic Materials	.6
Utilities	.6
100.3

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	4,007,071	91,029,398	(93,378,593)	1,657,876	109,504
Investment of Cash Collateral for Securities Loaned - .9%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	-	12,926,439	(8,175,044)	4,751,395	6,658	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	39,424,308	344,789,402	(384,213,710)	-	77,282	†††
Total - 1.2%	43,431,379	448,745,239	(485,767,347)	6,409,271	193,444

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

22

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 95.7%
Aerospace & Defense - 1.2%
Rtx Corp., Sr. Unscd. Notes	2.25	7/1/2030	2,500,000		2,079,586
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	3,250,000		2,999,820
				5,079,406
Airlines - 3.3%
Air Canada Pass Through Trust, Ser. 2015-1, Cl. A	3.60	3/15/2027	1,939,874	[a]	1,810,877
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,242,675		2,893,063
JetBlue Pass Through Trust, Ser. 2019-1, CI. A	2.95	5/15/2028	4,207,464		3,647,254
United Airlines Pass Through Trust, Ser. 2016-2, Cl. A	3.10	10/7/2028	6,217,367		5,405,311
				13,756,505
Automobiles & Components - 1.5%
Ford Motor Credit Co., LLC, Sr. Unscd. Notes	5.58	3/18/2024	3,000,000		2,987,329
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.70	8/20/2027	1,750,000		1,558,084
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	2,000,000		1,604,023
				6,149,436
Banks - 21.9%
BAC Capital Trust XIV, Ltd. Gtd. Notes, Ser. G, (3 Month LIBOR +0.40%)	5.95	10/6/2023	3,000,000	[b,c]	2,374,731
Banco Santander SA, Sr. Unscd. Notes	1.72	9/14/2027	2,500,000		2,199,124
Bank of America Corp., Jr. Sub. Bonds, Ser. FF	5.88	3/15/2028	3,000,000	[c]	2,772,450
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	1,500,000	[c]	1,458,750
Bank of Ireland Group PLC, Sr. Unscd. Notes	2.03	9/30/2027	3,500,000	[a]	3,085,251
Barclays PLC, Jr. Sub. Notes	8.00	3/15/2029	2,000,000	[c]	1,792,720
Barclays PLC, Sr. Unscd. Notes	5.30	8/9/2026	1,500,000		1,478,571
BNP Paribas SA, Sr. Unscd. Notes	1.32	1/13/2027	2,500,000	[a]	2,249,402
BPCE SA, Sub. Notes	3.12	10/19/2032	4,000,000	[a]	3,095,461
Citigroup, Inc., Sub. Notes	6.17	5/25/2034	2,500,000		2,492,669
Citizens Financial Group, Inc., Sub. Notes	3.75	2/11/2031	5,000,000		4,136,776
Cooperatieve Rabobank UA, Gtd. Notes	4.38	8/4/2025	2,750,000		2,667,619
Credit Agricole SA, Sub. Notes	4.00	1/10/2033	3,500,000	[a]	3,140,638
Danske Bank A/S, Sr. Unscd. Notes	0.98	9/10/2025	3,000,000	[a]	2,839,282
Deutsche Bank AG, Sr. Unscd. Notes	3.96	11/26/2025	2,500,000		2,414,625
Deutsche Bank AG, Sub. Notes	4.88	12/1/2032	5,000,000		4,387,331
HSBC Holdings PLC, Sr. Unscd. Notes	3.80	3/11/2025	2,750,000		2,716,263
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	4,000,000	[c]	3,920,040
Lloyds Banking Group PLC, Sub. Notes	4.58	12/10/2025	2,500,000		2,408,686
M&T Bank Corp., Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000	[c]	4,290,100
Morgan Stanley, Sr. Unscd. Notes	6.30	10/18/2028	3,000,000		3,078,844
NatWest Group PLC, Sr. Unscd. Notes	4.80	4/5/2026	2,000,000		1,948,079
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a,c]	3,291,727
Santander UK Group Holdings PLC, Sr. Unscd. Notes	1.09	3/15/2025	3,000,000		2,908,978
Societe Generale SA, Sub. Notes	6.22	6/15/2033	2,500,000	[a]	2,351,123
Standard Chartered PLC, Sr. Unscd. Notes	3.97	3/30/2026	3,500,000	[a]	3,378,960
The Bank of Nova Scotia, Jr. Sub. Notes, (3 Month TSFR +2.91%)	8.21	1/12/2024	4,000,000	[b,c,d]	3,563,822
The Goldman Sachs Group, Inc., Sub. Notes	4.25	10/21/2025	2,250,000		2,184,302
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		2,802,340
UBS Group AG, Sr. Unscd. Notes	2.59	9/11/2025	5,250,000	[a]	5,064,511
Westpac Banking Corp., Sub. Notes	4.32	11/23/2031	3,000,000		2,803,138
Zions Bancorp NA, Sub. Notes	3.25	10/29/2029	3,550,000		2,791,456
				92,087,769
Beverage Products - 1.3%
Constellation Brands, Inc., Gtd. Notes	3.15	8/1/2029	3,000,000		2,682,770
Suntory Holdings Ltd., Sr. Unscd. Notes	2.25	10/16/2024	3,000,000	[a]	2,878,155
				5,560,925

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 95.7% (continued)
Building Materials - 1.2%
CRH America Finance, Inc., Gtd. Notes	3.40	5/9/2027	2,000,000	[a]	1,872,292
Masco Corp., Sr. Unscd. Notes	1.50	2/15/2028	3,500,000	[d]	2,982,447
				4,854,739
Chemicals - 1.4%
Huntsman International LLC, Sr. Unscd. Notes	4.50	5/1/2029	3,500,000		3,244,033
Yara International ASA, Sr. Unscd. Notes	4.75	6/1/2028	3,000,000	[a]	2,849,739
				6,093,772
Commercial & Professional Services - 1.0%
Global Payments, Inc., Sr. Unscd. Notes	3.20	8/15/2029	3,000,000		2,614,443
Grand Canyon University, Scd. Bonds	3.25	10/1/2023	1,750,000		1,730,313
				4,344,756
Consumer Discretionary - 3.8%
Hasbro, Inc., Sr. Unscd. Notes	3.90	11/19/2029	3,000,000		2,722,509
Leggett & Platt, Inc., Sr. Unscd. Notes	4.40	3/15/2029	2,000,000		1,891,214
Marriott International, Inc., Sr. Unscd. Notes, Ser. II	2.75	10/15/2033	3,000,000		2,348,755
Warnermedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	3,000,000		2,814,755
Warnermedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	3,500,000	[d]	3,089,993
Whirlpool Corp., Sr. Unscd. Notes	4.75	2/26/2029	3,000,000	[d]	2,921,280
				15,788,506
Consumer Durables & Apparel - .7%
Michael Kors USA, Inc., Gtd. Notes	4.25	11/1/2024	3,000,000	[a]	2,949,840
Diversified Financials - 6.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	5.75	6/6/2028	4,000,000		3,968,570
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	1,000,000	[a]	861,848
Aircastle Ltd., Sr. Unscd. Notes	4.25	6/15/2026	3,000,000		2,849,255
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	5,000,000		4,222,134
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	3,000,000		2,713,442
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	5,000,000		4,135,272
Blue Owl Capital Corp., Sr. Unscd. Notes	2.63	1/15/2027	4,000,000		3,470,630
Blue Owl Finance LLC, Gtd. Notes	4.38	2/15/2032	1,000,000	[a]	802,235
Goldman Sachs BDC, Inc., Sr. Unscd. Notes	3.75	2/10/2025	3,000,000	[d]	2,905,508
Stifel Financial Corp., Sr. Unscd. Bonds	4.25	7/18/2024	2,000,000		1,966,874
				27,895,768
Electronic Components - 1.3%
Arrow Electronics, Inc., Sr. Unscd. Notes	2.95	2/15/2032	1,500,000		1,204,966
Arrow Electronics, Inc., Sr. Unscd. Notes	4.00	4/1/2025	1,500,000		1,457,510
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	3,000,000		2,685,665
				5,348,141
Energy - 11.2%
Cenovus Energy, Inc., Sr. Unscd. Notes	2.65	1/15/2032	3,000,000		2,418,909
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	2.74	12/31/2039	2,000,000	[a]	1,550,812
Cheniere Energy, Inc., Sr. Scd. Notes	4.63	10/15/2028	2,000,000		1,884,625
Diamondback Energy, Inc., Gtd. Notes	3.50	12/1/2029	3,250,000		2,942,394
El Paso Natural Gas Co., LLC, Gtd. Notes	3.50	2/15/2032	3,000,000	[a]	2,519,761
Enbridge, Inc., Gtd. Notes	4.25	12/1/2026	2,000,000		1,931,532
Energy Transfer LP, Sr. Unscd. Bonds	5.50	6/1/2027	1,500,000		1,492,116
Energy Transfer LP, Sr. Unscd. Notes	4.15	9/15/2029	1,500,000		1,380,920
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	1,500,000		1,509,225
EQM Midstream Partners LP, Sr. Unscd. Notes	4.00	8/1/2024	936,000		914,071
EQT Corp., Sr. Unscd. Notes	3.90	10/1/2027	3,000,000		2,804,078
Helmerich & Payne, Inc., Sr. Unscd. Notes	2.90	9/29/2031	3,000,000		2,440,109
MPLX LP, Sr. Unscd. Notes	4.25	12/1/2027	1,500,000		1,428,536
MPLX LP, Sr. Unscd. Notes	4.95	9/1/2032	2,000,000		1,890,430
Ovintiv, Inc., Gtd. Notes	5.65	5/15/2025	2,000,000		1,995,551

24

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 95.7% (continued)
Energy - 11.2% (continued)
Petroleos Mexicanos, Gtd. Notes	6.49	1/23/2027	3,500,000		3,068,487
Sabal Trail Transmission LLC, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	2,853,421
Targa Resources Corp., Gtd. Notes	5.20	7/1/2027	3,000,000		2,971,533
The Williams Companies, Inc., Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		2,825,503
Transcontinental Gas Pipe Line Co., LLC, Sr. Unscd. Notes	3.25	5/15/2030	2,000,000		1,764,735
Valero Energy Corp., Sr. Unscd. Notes	2.80	12/1/2031	2,500,000		2,053,972
Var Energi ASA, Sr. Unscd. Notes	7.50	1/15/2028	2,310,000	[a]	2,402,723
				47,043,443
Environmental Control - .5%
Waste Connections, Inc., Sr. Unscd. Notes	3.50	5/1/2029	2,500,000		2,306,008
Financials - .8%
Apollo Management Holdings LP, Gtd. Notes	4.00	5/30/2024	1,750,000	[a]	1,722,541
Apollo Management Holdings LP, Gtd. Notes	4.95	1/14/2050	2,000,000	[a]	1,841,253
				3,563,794
Food Products - 1.6%
Flowers Foods, Inc., Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		1,879,229
Grupo Bimbo SAB de CV, Gtd. Notes	3.88	6/27/2024	3,000,000	[a]	2,960,040
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes	3.00	2/2/2029	2,000,000		1,717,515
				6,556,784
Foreign Governmental - .6%
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	2,603,088
Health Care - 5.7%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	2,750,000		2,480,372
Amgen, Inc., Sr. Unscd. Notes	5.25	3/2/2033	3,000,000		2,985,659
Centene Corp., Sr. Unscd. Notes	2.50	3/1/2031	3,500,000		2,790,387
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	2,000,000		1,792,165
HCA, Inc., Gtd. Notes	3.63	3/15/2032	2,000,000		1,720,828
HCA, Inc., Gtd. Notes	5.88	2/1/2029	1,500,000		1,510,061
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.65	5/19/2030	3,000,000		2,954,205
Royalty Pharma PLC, Gtd. Notes	2.20	9/2/2030	3,000,000	[a,d]	2,392,637
Takeda Pharmaceutical Co. Ltd., Sr. Unscd. Notes	5.00	11/26/2028	3,000,000		2,977,232
The Cigna Group, Gtd. Notes	4.38	10/15/2028	2,500,000		2,408,964
				24,012,510
Industrial - 3.0%
Carlisle Companies, Inc., Sr. Unscd. Notes	3.75	12/1/2027	2,500,000		2,359,405
Flowserve Corp., Sr. Unscd. Notes	2.80	1/15/2032	2,500,000		1,987,934
Hillenbrand, Inc., Gtd. Notes	5.00	9/15/2026	2,500,000		2,434,425
Huntington Ingalls Industries, Inc., Gtd. Notes	3.48	12/1/2027	3,000,000		2,765,089
Oshkosh Corp., Sr. Unscd. Notes	4.60	5/15/2028	3,000,000		2,934,184
				12,481,037
Information Technology - 1.5%
Fidelity National Information Services, Inc., Gtd. Notes	4.50	7/15/2025	2,000,000		1,961,576
Fiserv, Inc., Sr. Unscd. Notes	3.50	7/1/2029	2,000,000		1,826,925
Oracle Corp., Sr. Unscd. Notes	1.65	3/25/2026	3,000,000		2,734,734
				6,523,235
Insurance - 2.8%
Assured Guaranty US Holdings, Inc., Gtd. Notes	3.15	6/15/2031	3,000,000		2,555,334
MetLife, Inc., Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	3,500,000	[c]	3,285,450
Prudential Financial, Inc., Jr. Sub. Notes	5.70	9/15/2048	3,000,000		2,844,496
Reinsurance Group of America, Inc., Sr. Unscd. Notes	3.90	5/15/2029	3,500,000		3,202,105
				11,887,385
Internet Software & Services - .5%
eBay, Inc., Sr. Unscd. Notes	5.95	11/22/2027	2,000,000	[d]	2,051,749

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 95.7% (continued)
Materials - .4%
WRKCo, Inc., Gtd. Notes	4.00	3/15/2028	2,000,000		1,871,046
Media - .5%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	4.40	4/1/2033	2,500,000	[d]	2,202,869
Metals & Mining - 1.8%
Anglo American Capital PLC, Gtd. Notes	4.50	3/15/2028	3,000,000	[a,d]	2,858,631
Glencore Funding LLC, Gtd. Notes	1.63	9/1/2025	1,500,000	[a]	1,388,446
Glencore Funding LLC, Gtd. Notes	5.40	5/8/2028	1,500,000	[a]	1,486,258
Nucor Corp., Sr. Unscd. Notes	3.13	4/1/2032	2,000,000		1,707,973
				7,441,308
Municipal Securities - 2.9%
Detroit, GO, Ser. B1	4.00	4/1/2044	5,000,000		3,741,816
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	3.49	6/1/2036	4,000,000		3,160,646
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000		2,223,836
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000		3,261,203
				12,387,501
Real Estate - 6.0%
Alexandria Real Estate Equities, Inc., Gtd. Notes	3.95	1/15/2027	3,000,000		2,840,875
Brandywine Operating Partnership LP, Gtd. Notes	4.55	10/1/2029	2,000,000		1,565,683
EPR Properties, Gtd. Notes	4.95	4/15/2028	4,000,000		3,587,454
Extra Space Storage LP, Gtd. Notes	2.35	3/15/2032	2,500,000		1,946,595
Extra Space Storage LP, Gtd. Notes	4.00	6/15/2029	3,000,000		2,750,154
Healthcare Realty Holdings LP, Gtd. Notes	3.10	2/15/2030	3,000,000		2,559,904
Healthpeak Op LLC, Gtd. Notes	2.13	12/1/2028	3,000,000		2,566,550
Highwoods Realty LP, Sr. Unscd. Notes	4.20	4/15/2029	3,000,000		2,556,271
Phillips Edison Grocery Center Operating Partnership I LP, Gtd. Notes	2.63	11/15/2031	3,000,000		2,250,551
Spirit Realty LP, Gtd. Notes	4.00	7/15/2029	3,000,000		2,701,254
				25,325,291
Retailing - 3.8%
7-Eleven, Inc., Sr. Unscd. Notes	1.80	2/10/2031	3,750,000	[a]	2,943,854
Alimentation Couche-Tard, Inc., Gtd. Notes	3.55	7/26/2027	3,000,000	[a,d]	2,804,304
AutoNation, Inc., Sr. Unscd. Notes	3.85	3/1/2032	2,000,000	[d]	1,694,339
Dick's Sporting Goods, Inc., Sr. Unscd. Notes	3.15	1/15/2032	3,000,000	[d]	2,393,795
Dollar Tree, Inc., Sr. Unscd. Notes	2.65	12/1/2031	3,500,000	[d]	2,829,170
Kohl's Corp., Sr. Unscd. Notes	4.63	5/1/2031	1,000,000		737,150
O'Reilly Automotive, Inc., Sr. Unscd. Notes	4.70	6/15/2032	2,500,000		2,391,714
				15,794,326
Semiconductors & Semiconductor Equipment - 4.0%
Broadcom, Inc., Sr. Unscd. Notes	3.14	11/15/2035	2,000,000	[a]	1,527,480
Broadcom, Inc., Sr. Unscd. Notes	3.47	4/15/2034	3,000,000	[a]	2,452,649
Foundry JV Holdco LLC, Sr. Scd. Notes	5.88	1/25/2034	2,500,000	[a]	2,468,314
Microchip Technology, Inc., Gtd. Notes	4.25	9/1/2025	3,000,000		2,920,700
NXP BV/NXP Funding LLC, Gtd. Notes	4.88	3/1/2024	2,000,000		1,988,302
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes	4.40	6/1/2027	2,000,000		1,926,200
Renesas Electronics Corp., Sr. Unscd. Notes	2.17	11/25/2026	4,000,000	[a]	3,553,993
				16,837,638
Technology Hardware & Equipment - .8%
Dell International LLC/EMC Corp., Sr. Unscd. Notes	8.10	7/15/2036	3,000,000		3,449,527
Telecommunication Services - 2.1%
Motorola Solutions, Inc., Sr. Unscd. Notes	4.60	5/23/2029	3,000,000		2,892,672
T-Mobile USA, Inc., Gtd. Notes	3.88	4/15/2030	3,500,000		3,195,858
26

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 95.7% (continued)
Telecommunication Services - 2.1% (continued)
Verizon Communications, Inc., Sr. Unscd. Notes	2.10	3/22/2028	3,000,000	2,623,490
				8,712,020
Total Bonds and Notes (cost $442,733,428)			402,960,122
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - 1.3%
Diversified Financials - .7%
Air Lease Corp., Ser. A	6.15		120,000	2,868,000
Telecommunication Services - ..6%
AT&T, Inc., Ser. A	5.00		140,000	2,846,200
Total Preferred Stocks (cost $6,500,000)			5,714,200
	1-Day Yield (%)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,760,654)	5.41		8,760,654	[e] 8,760,654

Investment of Cash Collateral for Securities Loaned - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,423,207)	5.41		10,423,207	[e] 10,423,207
Total Investments (cost $468,417,289)			101.6%	427,858,183
Liabilities, Less Cash and Receivables			(1.6%)	(6,902,478)
Net Assets			100.0%	420,955,705

GO—General Obligation

LIBOR—London Interbank Offered Rate

TSFR—Term Secured Overnight Financing Rate Reference Rates

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $84,851,546 or 20.16% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $16,574,454 and the value of the collateral was $17,135,478, consisting of cash collateral of $10,423,207 and U.S. Government & Agency securities valued at $6,712,271. In addition, the value of collateral may include pending sales that are also on loan.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	38.9
Consumer, Cyclical	12.9
Energy	11.2
Consumer, Non-cyclical	9.6
Industrial	7.6
Technology	6.4
Investment Companies	4.6
Communications	3.7
Government	3.5
Basic Materials	3.2
101.6

† Based on net assets.

See notes to financial statements.

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.1%	8,814,007	105,826,941	(105,880,294)	8,760,654	258,285
Investment of Cash Collateral for Securities Loaned - 2.5%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.5%	-	19,603,417	(9,180,210)	10,423,207	27,162	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	10,057,024	78,318,220	(88,375,244)	-	88,092	†††
Total - 4.6%	18,871,031	203,748,578	(203,435,748)	19,183,861	373,539

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

28

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8%
Municipal Securities - 6.3%
California Earthquake Authority, Revenue Bonds, Ser. A	5.49	7/1/2024	2,000,000		1,990,909
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	2,008,000	[a]	2,055,795
Connecticut, GO, Ser. A	0.92	6/1/2025	250,000		232,772
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. D	2.08	11/1/2023	500,000		496,980
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. C	0.49	3/15/2024	1,750,000		1,705,296
Tennessee School Bond Authority, Revenue Bonds, Refunding, Ser.A	0.22	11/1/2023	1,500,000		1,487,180
				7,968,932
U.S. Government Agencies Collateralized Mortgage Obligations - 16.3%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3563, Cl. BD	4.00	8/15/2024	34,804	[b]	34,505
Federal Home Loan Mortgage Corp., REMIC, Ser. 3627, Cl. QH	4.00	1/15/2025	161,176	[b]	158,811
Federal Home Loan Mortgage Corp., REMIC, Ser. 3640, Cl. GM	4.00	3/15/2025	104,669	[b]	103,197
Federal Home Loan Mortgage Corp., REMIC, Ser. 3780, Cl. AV	4.00	4/15/2031	300,926	[b]	292,654
Federal Home Loan Mortgage Corp., REMIC, Ser. 3810, Cl. QB	3.50	2/15/2026	211,055	[b]	206,036
Federal Home Loan Mortgage Corp., REMIC, Ser. 3816, Cl. HA	3.50	11/15/2025	496,219	[b]	483,985
Federal Home Loan Mortgage Corp., REMIC, Ser. 3820, Cl. TB	3.50	3/15/2026	310,903	[b]	303,204
Federal Home Loan Mortgage Corp., REMIC, Ser. 3830, Cl. NB	4.50	2/15/2039	58,747	[b]	58,553
Federal Home Loan Mortgage Corp., REMIC, Ser. 3909, Cl. NG	4.00	8/15/2026	435,841	[b]	425,377
Federal Home Loan Mortgage Corp., REMIC, Ser. 3964, Cl. QA	3.00	11/15/2026	217,222	[b]	210,348
Federal Home Loan Mortgage Corp., REMIC, Ser. 3987, Cl. A	2.00	9/15/2026	15,647	[b]	15,438
Federal Home Loan Mortgage Corp., REMIC, Ser. 3998, Cl. KG	2.00	11/15/2026	366,583	[b]	360,948
Federal Home Loan Mortgage Corp., REMIC, Ser. 4020, Cl. PC	1.75	3/15/2027	87,527	[b]	83,422
Federal Home Loan Mortgage Corp., REMIC, Ser. 4029, Cl. LA	2.00	1/15/2027	385,672	[b]	375,494
Federal Home Loan Mortgage Corp., REMIC, Ser. 4216, Cl. KC	1.75	6/15/2028	458,763	[b]	435,736
Federal Home Loan Mortgage Corp., REMIC, Ser. 4287, Cl. AB	2.00	12/15/2026	122,899	[b]	115,251
Federal Home Loan Mortgage Corp., REMIC, Ser. 4304, Cl. DA	2.50	1/15/2027	37,139	[b]	36,782
Federal Home Loan Mortgage Corp., REMIC, Ser. 4313, Cl. ME	3.00	4/15/2039	614,369	[b]	581,065
Federal Home Loan Mortgage Corp., REMIC, Ser. 4340, Cl. VD	3.00	7/15/2037	455,155	[b]	445,347
Federal Home Loan Mortgage Corp., REMIC, Ser. 4386, Cl. AB	3.00	9/15/2029	178,693	[b]	173,684
Federal Home Loan Mortgage Corp., REMIC, Ser. 4425, Cl. VM	4.00	1/15/2035	1,228,724	[b]	1,220,520
Federal Home Loan Mortgage Corp., REMIC, Ser. 4465, Cl. BA	2.50	12/15/2039	182,232	[b]	179,039
Federal Home Loan Mortgage Corp., REMIC, Ser. 4569, Cl. DV	3.00	8/15/2027	790,687	[b]	751,198
Federal Home Loan Mortgage Corp., REMIC, Ser. 5058, Cl. CD	1.00	6/15/2027	492,401	[b]	468,477
Federal National Mortgage Association, REMIC, Ser. 2005-63, Cl. HB	5.00	7/25/2025	8,781	[b]	8,704
Federal National Mortgage Association, REMIC, Ser. 2010-112, Cl. CY	4.00	10/25/2025	225,329	[b]	222,221
Federal National Mortgage Association, REMIC, Ser. 2011-88, Cl. M	3.50	9/25/2026	173,949	[b]	169,737
Federal National Mortgage Association, REMIC, Ser. 2012-127, Cl. DH	4.00	11/25/2027	200	[b]	199
Federal National Mortgage Association, REMIC, Ser. 2012-148, Cl. DC	1.50	1/25/2028	648,500	[b]	610,068
Federal National Mortgage Association, REMIC, Ser. 2012-152, CI. PC	1.75	8/25/2042	984,929	[b]	951,744
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/2027	162,284	[b]	153,601
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	535,502	[b]	504,136
Federal National Mortgage Association, REMIC, Ser. 2013-137, Cl. V	3.50	10/25/2028	89,191	[b]	85,195
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	188,144	[b]	176,865

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 16.3% (continued)
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. MP	1.75	5/25/2028	605,480	[b]	569,928
Federal National Mortgage Association, REMIC, Ser. 2014-34, Cl. LC	2.50	6/25/2029	220,477	[b]	211,004
Federal National Mortgage Association, REMIC, Ser. 2015-33, Cl. P	2.50	6/25/2045	804,450	[b]	750,370
Federal National Mortgage Association, REMIC, Ser. 2017-9, Cl. HA	3.00	12/25/2042	341,342	[b]	333,789
Federal National Mortgage Association, REMIC, Ser. 2017-99, Cl. VM	3.50	3/25/2029	1,419,225	[b]	1,351,439
Federal National Mortgage Association, REMIC, Ser. 2020-28, Cl. V	3.50	2/25/2048	689,221	[b]	670,792
Government National Mortgage Association, Ser. 2010-6, Cl. AB	3.00	11/20/2039	315,690		304,792
Government National Mortgage Association, Ser. 2012-101, Cl. MA	2.50	5/20/2040	350,385		333,307
Government National Mortgage Association, Ser. 2012-51, Cl. VQ	3.50	4/20/2025	313,392		305,781
Government National Mortgage Association, Ser. 2016-23, CI. KA	4.17	1/20/2031	94,431		92,494
Government National Mortgage Association, Ser. 2022-152, Cl. BC	3.00	10/20/2035	1,724,490		1,655,985
Government National Mortgage Association, Ser. 2022-87, Cl. A	3.50	1/20/2040	1,529,028		1,470,049
Government National Mortgage Association, Ser. 2022-90, CI. KB	3.00	9/20/2044	1,395,862		1,316,986
Government National Mortgage Association, Ser. 2022-94, Cl. A	3.50	8/20/2031	893,916		881,303
				20,649,560
U.S. Government Agencies Collateralized Municipal-Backed Securities - 28.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K044, Cl. A2	2.81	1/25/2025	1,429,540	[b]	1,379,207
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K045, Cl. A2	3.02	1/25/2025	1,349,619	[b]	1,304,966
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K724, Cl. A2	3.06	11/25/2023	1,519,530	[b]	1,510,224
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K725, Cl. A2	3.00	1/25/2024	704,239	[b]	696,622
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC03, Cl. A2	3.50	1/25/2026	1,480,742	[b]	1,426,599
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL1P, Cl. A1P	2.54	10/25/2025	1,292,925	[b]	1,246,206
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KLU1, Cl. A1	2.38	1/25/2025	469,150	[b]	451,758
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KW02, Cl. A1	2.90	4/25/2026	1,781,866	[b]	1,746,496
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X2FX, Cl. A2	2.41	9/25/2025	697,699	[b]	662,637
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X3FX, Cl. A1FX	3.00	3/25/2025	1,505,063	[b]	1,466,470
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB22, Cl. A7F	1.98	9/25/2023	93,696	[b]	93,292
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB25, Cl. A7F	2.58	10/25/2023	47,699	[b]	47,500
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB41, Cl. A10F	2.94	9/25/2027	1,598,014	[b]	1,473,365
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB51, CI. A5H, (1 Month SOFR +0.81%)	5.92	4/25/2038	574,829	[b,c]	570,554
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB61, Cl. A5F	2.86	1/25/2024	1,257,355	[b]	1,246,022
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB67, CI. A5H	2.24	8/25/2039	681,171	[b]	656,847

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 28.7% (continued)
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB68, CI. A5H	2.39	8/25/2039	359,709	[b]	350,388
Federal National Mortgage Association, ACES, Ser. 2014-M13, Cl. A2	3.02	8/25/2024	222,101	[b]	216,575
Federal National Mortgage Association, ACES, Ser. 2014-M3, Cl. A2	3.50	1/25/2024	428,794	[b]	424,119
Federal National Mortgage Association, ACES, Ser. 2017-M10, CI. AV2	2.62	7/25/2024	1,800,391	[b]	1,758,740
Government National Mortgage Association, Ser. 2011-103, Cl. B	3.70	7/16/2051	770,979		721,994
Government National Mortgage Association, Ser. 2012-142, CI. BC	2.46	3/16/2049	1,200,057		1,097,112
Government National Mortgage Association, Ser. 2012-150, CI. A	1.90	11/16/2052	609,803		517,640
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	338,636		331,124
Government National Mortgage Association, Ser. 2013-142, Cl. V	3.10	2/16/2025	487,542		472,501
Government National Mortgage Association, Ser. 2013-158, Cl. AB	3.01	8/16/2053	1,290,685		1,196,823
Government National Mortgage Association, Ser. 2013-29, CI. AB	1.77	10/16/2045	155,943		141,583
Government National Mortgage Association, Ser. 2013-29, CI. AD	1.51	8/16/2041	291,109		283,207
Government National Mortgage Association, Ser. 2014-82, Cl. VG	2.87	12/16/2046	892,357		854,042
Government National Mortgage Association, Ser. 2015-188, CI. VD	2.50	3/16/2032	436,933		405,195
Government National Mortgage Association, Ser. 2017-70, CI. A	2.50	10/16/2057	81,320		80,327
Government National Mortgage Association, Ser. 2017-94, CI. AK	2.40	5/16/2051	1,199,377		1,095,182
Government National Mortgage Association, Ser. 2018-123, Cl. D	3.10	1/16/2059	1,254,478		1,187,695
Government National Mortgage Association, Ser. 2018-149, CI. A	3.00	7/16/2048	261,294		247,111
Government National Mortgage Association, Ser. 2019-34, Cl. AL	3.15	5/16/2059	1,250,346		1,200,020
Government National Mortgage Association, Ser. 2019-55, Cl. AE	3.00	12/16/2059	1,035,392		952,463
Government National Mortgage Association, Ser. 2022-147, CI. A	2.20	10/16/2062	1,965,741		1,795,178
Government National Mortgage Association, Ser. 2022-3, CI. AM	1.60	9/16/2051	963,739		807,083
Government National Mortgage Association, Ser. 2022-53, Cl. AE	1.50	4/16/2046	2,809,911		2,488,783
Government National Mortgage Association, Ser. 2022-82, Cl. AC	2.00	5/16/2048	1,919,482		1,718,199
				36,321,849
U.S. Government Agencies Mortgage-Backed - 23.6%
Federal Home Loan Mortgage Corp.:
2.50%, 3/1/2027-12/1/2027			1,948,357	[b]	1,865,417
3.50%, 10/1/2026-5/1/2027			279,252	[b]	267,058
4.50%, 11/1/2024-2/1/2034			316,773	[b]	312,090
Federal National Mortgage Association:
1.91%, 9/1/2051, (1 Month SOFR +2.35%)			2,493,401	[b,c]	2,298,081
2.25%, 1/1/2024			240,483	[b]	238,134
2.39%, 6/1/2025			522,066	[b]	505,381
2.45%, 4/1/2025			2,682,828	[b]	2,559,356
2.50%, 11/1/2026-3/1/2028			2,374,890	[b]	2,241,589

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8% (continued)
U.S. Government Agencies Mortgage-Backed - 23.6% (continued)
2.72%, 3/1/2024			2,000,000	[b]	1,960,649
2.75%, 1/1/2050, (1 Month LIBOR +1.59%)			1,204,280	[b,c]	1,188,617
2.88%, 6/1/2024			899,022	[b]	874,410
2.89%, 4/1/2024-1/1/2025			3,000,000	[b]	2,921,692
2.94%, 9/1/2047, (1 Month LIBOR +1.62%)			1,666,496	[b,c]	1,643,851
2.95%, 11/1/2025			1,000,000	[b]	954,517
2.96%, 11/1/2049, (1 Month LIBOR +1.61%)			1,744,513	[b,c]	1,720,424
3.00%, 1/1/2028			290,918	[b]	279,701
3.11%, 12/1/2024			1,869,478	[b]	1,810,032
3.17%, 11/1/2049, (1 Month LIBOR +1.62%)			1,454,374	[b,c]	1,411,654
3.45%, 7/1/2025			1,642,571	[b]	1,583,914
3.50%, 2/1/2031			1,505,576	[b]	1,442,629
4.00%, 7/1/2029-3/1/2034			696,614	[b]	683,241
5.00%, 3/1/2027			23,553	[b]	23,300
5.10%, 10/1/2024			667,733	[b]	660,051
Government National Mortgage Association I:
4.00%, 8/15/2024-7/15/2027			167,511		165,037
Government National Mortgage Association II:
3.50%, 3/20/2026			86,915		85,117
4.50%, 7/20/2024-5/20/2025			196,195		190,816
				29,886,758
U.S. Government Agencies Obligations - 1.2%
Federal Home Loan Bank, Bonds	3.13	4/28/2025	1,500,000		1,448,823
U.S. Treasury Securities - 22.7%
U.S. Treasury Notes	1.50	8/15/2026	6,000,000		5,500,547
U.S. Treasury Notes	2.75	5/15/2025	4,000,000		3,854,844
U.S. Treasury Notes	3.13	8/15/2025	4,000,000		3,870,469
U.S. Treasury Notes	3.63	5/15/2026	1,250,000		1,219,238
U.S. Treasury Notes	3.75	4/15/2026	3,000,000		2,935,547
U.S. Treasury Notes	3.88	1/15/2026	4,000,000		3,924,844
U.S. Treasury Notes	4.00	2/15/2026	4,250,000		4,183,428
U.S. Treasury Notes	4.50	7/15/2026	3,250,000		3,244,414
				28,733,331
Total Bonds and Notes (cost $130,400,406)			125,009,253
	1-Day Yield (%)		Shares
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,457,842)	5.41		1,457,842	[d]	1,457,842
Total Investments (cost $131,858,248)			100.0%	126,467,095
Cash and Receivables (Net)			0.0%	32,998
Net Assets			100.0%	126,500,093

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

32

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	68.6
Government	30.2
Investment Companies	1.2
100.0

† Based on net assets.

See notes to financial statements.

BNY Mellon Short-Term U.S. Government Securities Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.2%	3,369,717	74,057,555	(75,969,430)	1,457,842	71,118
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	2,975,863	29,369,518	(32,345,381)	-	10,869	††
Total - 1.2%	6,345,580	103,427,073	(108,314,811)	1,457,842	81,987

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

33

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2023

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,179,857,777	508,884,729	408,674,322	125,009,253
Affiliated issuers	38,156,005	6,409,271	19,183,861	1,457,842
Dividends, interest and securities lending income receivable	7,822,841	3,704,791	5,002,328	438,316
Receivable for shares of Beneficial Interest subscribed	2,593,690	885,814	1,519,800	25,000
Receivable for investment securities sold	-	1,231,624	-	-
Prepaid expenses	34,439	30,825	20,793	26,306
	1,228,464,752	521,147,054	434,401,104	126,956,717
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	547,295	244,825	200,441	50,191
Cash overdraft due to Custodian	2,673,450	949,224	983,015	201,088
Liability for securities on loan—Note 1(b)	33,666,019	4,751,395	10,423,207	-
Payable for shares of Beneficial Interest redeemed	1,431,130	1,152,408	1,795,189	162,549
Trustees’ fees and expenses payable	36,153	14,558	12,909	4,445
Other accrued expenses	43,816	33,425	30,638	38,351
	38,397,863	7,145,835	13,445,399	456,624
Net Assets ($)	1,190,066,889	514,001,219	420,955,705	126,500,093
Composition of Net Assets ($):
Paid-in capital	1,393,821,089	558,522,838	479,782,024	151,575,561
Total distributable earnings (loss)	(203,754,200)	(44,521,619)	(58,826,319)	(25,075,468)
Net Assets ($)	1,190,066,889	514,001,219	420,955,705	126,500,093
† Investments at cost ($)
Unaffiliated issuers	1,285,747,367	537,517,174	449,233,428	130,400,406
Affiliated issuers	38,156,005	6,409,271	19,183,861	1,457,842
†† Value of securities on loan ($)	87,745,727	30,236,329	16,574,454	-
Net Asset Value Per Share
Class M
Net Assets ($)	1,181,266,963	506,244,879	416,864,477	124,885,301
Shares Outstanding	109,663,521	43,592,149	35,805,199	11,550,543
Net Asset Value Per Share ($)	10.77	11.61	11.64	10.81
Investor Shares
Net Assets ($)	8,799,926	7,756,340	4,091,228	1,614,792
Shares Outstanding	817,651	666,038	350,770	149,093
Net Asset Value Per Share ($)	10.76	11.65	11.66	10.83

See notes to financial statements.

34

STATEMENTS OF OPERATIONS

Year Ended August 31, 2023

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	39,401,614	16,698,793	19,464,304	4,093,761
Dividends:
Unaffiliated issuers	325,000	239,062	454,823	-
Affiliated issuers	332,350	109,504	258,285	71,118
Income from securities lending—Note 1(b)	113,820	83,940	115,254	10,869
Total Income	40,172,784	17,131,299	20,292,666	4,175,748
Expenses:
Management fee—Note 3(a)	4,620,890	2,271,296	1,869,636	584,091
Administration fee—Note 3(a)	1,563,011	767,836	631,728	225,597
Trustees’ fees and expenses—Note 3(c)	140,194	68,226	55,196	18,878
Professional fees	81,367	58,871	49,089	39,123
Registration fees	48,791	34,628	35,722	32,838
Loan commitment fees—Note 2	29,784	10,877	9,053	3,687
Shareholder servicing costs—Note 3(b)	21,898	18,625	11,896	4,433
Custodian fees—Note 3(b)	21,093	10,138	9,461	13,016
Chief Compliance Officer fees—Note 3(b)	19,196	19,196	19,196	19,196
Prospectus and shareholders’ reports	13,618	13,336	14,611	11,181
Miscellaneous	33,447	26,243	35,211	30,807
Total Expenses	6,593,289	3,299,272	2,740,799	982,847
Less—reduction in expenses due to undertakings—Note 3(a)	-	-	-	(141,213)
Less—reduction in fees due to earnings credits—Note 3(b)	(2,239)	(1,693)	(759)	(531)
Net Expenses	6,591,050	3,297,579	2,740,040	841,103
Net Investment Income	33,581,734	13,833,720	17,552,626	3,334,645
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(47,956,363)	(9,432,627)	(14,407,534)	(2,055,376)
Net change in unrealized appreciation (depreciation) on investments	368,189	1,803,607	8,694,512	788,161
Net Realized and Unrealized Gain (Loss) on Investments	(47,588,174)	(7,629,020)	(5,713,022)	(1,267,215)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,006,440)	6,204,700	11,839,604	2,067,430

See notes to financial statements.

35

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income	33,581,734	26,308,931	13,833,720	13,631,805
Net realized gain (loss) on investments	(47,956,363)	(33,559,114)	(9,432,627)	(1,834,562)
Net change in unrealized appreciation (depreciation) on investments	368,189	(158,390,689)	1,803,607	(60,548,888)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,006,440)	(165,640,872)	6,204,700	(48,751,645)
Distributions ($):
Distributions to shareholders:
Class M	(34,897,052)	(31,131,402)	(14,538,574)	(14,937,727)
Investor Shares	(232,299)	(258,946)	(170,450)	(183,563)
Total Distributions	(35,129,351)	(31,390,348)	(14,709,024)	(15,121,290)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	291,478,797	333,337,287	84,021,568	108,679,466
Investor Shares	11,898,300	26,277,220	9,219,708	11,904,817
Distributions reinvested:
Class M	4,663,377	4,723,355	2,835,812	2,746,258
Investor Shares	212,724	213,651	158,217	159,629
Cost of shares redeemed:
Class M	(238,452,930)	(309,635,386)	(191,680,079)	(208,148,635)
Investor Shares	(13,711,107)	(25,060,677)	(9,364,779)	(12,401,272)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	56,089,161	29,855,450	(104,809,553)	(97,059,737)
Total Increase (Decrease) in Net Assets	6,953,370	(167,175,770)	(113,313,877)	(160,932,672)
Net Assets ($):
Beginning of Period	1,183,113,519	1,350,289,289	627,315,096	788,247,768
End of Period	1,190,066,889	1,183,113,519	514,001,219	627,315,096
Capital Share Transactions (Shares):
Class Ma
Shares sold	26,675,235	27,208,027	7,211,295	8,832,056
Shares issued for distributions reinvested	426,937	388,791	243,788	223,630
Shares redeemed	(21,882,809)	(25,328,155)	(16,475,737)	(16,716,541)
Net Increase (Decrease) in Shares Outstanding	5,219,363	2,268,663	(9,020,654)	(7,660,855)
Investor Shares[a]
Shares sold	1,086,373	2,120,229	788,157	954,596
Shares issued for distributions reinvested	19,498	17,670	13,558	12,965
Shares redeemed	(1,254,004)	(2,035,089)	(800,546)	(1,007,444)
Net Increase (Decrease) in Shares Outstanding	(148,133)	102,810	1,169	(39,883)

[a]

During the period ended August 31, 2023, 1,082,559 Class M Shares representing $11,872,237 were exchanged for 1,084,011 Investor Shares for BNY Mellon Bond Fund and 789,125 Class M Shares representing $9,208,810 were exchanged for 787,230 Investor Shares for BNY Mellon Intermediate Bond Fund. During the period ended August 31, 2022, 2,048,875 Class M Shares representing $25,474,778 were exchanged for 2,053,071 Investor Shares for BNY Mellon Bond Fund and 944,952 Class M Shares representing $11,762,042 were exchanged for 943,238 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

36

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income	17,552,626	21,829,429	3,334,645	1,306,023
Net realized gain (loss) on investments	(14,407,534)	1,466,603	(2,055,376)	(575,281)
Net change in unrealized appreciation (depreciation) on investments	8,694,512	(109,031,132)	788,161	(6,677,551)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,839,604	(85,735,100)	2,067,430	(5,946,809)
Distributions ($):
Distributions to shareholders:
Class M	(17,881,046)	(26,586,001)	(4,252,621)	(2,978,102)
Investor Shares	(170,429)	(235,509)	(36,011)	(57,884)
Total Distributions	(18,051,475)	(26,821,510)	(4,288,632)	(3,035,986)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	83,138,892	127,212,542	52,230,516	78,219,789
Investor Shares	7,435,178	7,793,456	3,205,934	3,339,486
Distributions reinvested:
Class M	4,530,497	6,552,719	1,335,099	604,805
Investor Shares	140,455	161,297	31,635	54,388
Cost of shares redeemed:
Class M	(229,512,790)	(214,957,748)	(102,015,925)	(68,839,960)
Investor Shares	(8,785,368)	(7,827,067)	(3,258,383)	(6,224,947)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(143,053,136)	(81,064,801)	(48,471,124)	7,153,561
Total Increase (Decrease) in Net Assets	(149,265,007)	(193,621,411)	(50,692,326)	(1,829,234)
Net Assets ($):
Beginning of Period	570,220,712	763,842,123	177,192,419	179,021,653
End of Period	420,955,705	570,220,712	126,500,093	177,192,419
Capital Share Transactions (Shares):
Class Ma
Shares sold	7,172,574	9,931,460	4,812,237	7,047,458
Shares issued for distributions reinvested	391,659	510,095	123,335	53,785
Shares redeemed	(19,881,528)	(17,228,465)	(9,413,860)	(6,095,882)
Net Increase (Decrease) in Shares Outstanding	(12,317,295)	(6,786,910)	(4,478,288)	1,005,361
Investor Shares[a]
Shares sold	646,334	597,375	295,504	295,516
Shares issued for distributions reinvested	12,144	12,616	2,917	4,811
Shares redeemed	(758,321)	(610,242)	(299,992)	(554,957)
Net Increase (Decrease) in Shares Outstanding	(99,843)	(251)	(1,571)	(254,630)

[a]

During the period ended August 31, 2023, 637,707 Class M Shares representing $7,323,820 were exchanged for 636,952 Investor Shares for BNY Mellon Corporate Bond Fund and 292,365 Class M Shares representing $3,167,818 were exchanged for 291,983 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund. During the period ended August 31, 2022, 528,874 Class M Shares representing $6,850,398 were exchanged for 528,459 Investor Shares for BNY Mellon Corporate Bond Fund and 252,548 Class M Shares representing $2,857,242 were exchanged for 252,487 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.22	13.10	13.63	13.14	12.32
Investment Operations:
Net investment income [a]	.32	.25	.23	.30	.35
Net realized and unrealized gain (loss) on investments	(.44)	(1.83)	(.17)	.54	.84
Total from Investment Operations	(.12)	(1.58)	.06	.84	1.19
Distributions:
Dividends from net investment income	(.33)	(.30)	(.31)	(.35)	(.37)
Dividends from net realized gain on investments	-	-	(.28)	-	-
Total Distributions	(.33)	(.30)	(.59)	(.35)	(.37)
Net asset value, end of period	10.77	11.22	13.10	13.63	13.14
Total Return (%)	(1.05)	(12.19)	.50	6.49	9.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.55	.55	.55	.55
Ratio of net expenses to average net assets	.57	.55	.55	.55	.55
Ratio of net investment income to average net assets	2.91	2.07	1.71	2.30	2.77
Portfolio Turnover Rate	45.46	88.66	72.04	93.11	79.56
Net Assets, end of period ($ x 1,000)	1,181,267	1,172,292	1,339,003	1,268,576	1,220,362

a  Based on average shares outstanding.

See notes to financial statements.

38

	Investor Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.21	13.08	13.60	13.11	12.29
Investment Operations:
Net investment income [a]	.29	.23	.20	.28	.32
Net realized and unrealized gain (loss) on investments	(.44)	(1.83)	(.16)	.52	.84
Total from Investment Operations	(.15)	(1.60)	.04	.80	1.16
Distributions:
Dividends from net investment income	(.30)	(.27)	(.28)	(.31)	(.34)
Dividends from net realized gain on investments	-	-	(.28)	-	-
Total Distributions	(.30)	(.27)	(.56)	(.31)	(.34)
Net asset value, end of period	10.76	11.21	13.08	13.60	13.11
Total Return (%)	(1.38)	(12.39)	.30	6.22	9.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.80	.80	.80	.80
Ratio of net expenses to average net assets	.82	.80	.80	.80	.80
Ratio of net investment income to average net assets	2.66	1.82	1.46	2.08	2.47
Portfolio Turnover Rate	45.46	88.66	72.04	93.11	79.56
Net Assets, end of period ($ x 1,000)	8,800	10,822	11,286	9,204	8,697

a  Based on average shares outstanding.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.77	12.93	13.11	12.72	12.26
Investment Operations:
Net investment income [a]	.28	.24	.24	.25	.27
Net realized and unrealized gain (loss) on investments	(.13)	(1.13)	(.16)	.41	.47
Total from Investment Operations	.15	(.89)	.08	.66	.74
Distributions:
Dividends from net investment income	(.31)	(.27)	(.26)	(.27)	(.28)
Net asset value, end of period	11.61	11.77	12.93	13.11	12.72
Total Return (%)	1.26	(6.93)	.62	5.23	6.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.56	.56	.55	.55
Ratio of net expenses to average net assets	.58	.56	.56	.55	.55
Ratio of net investment income to average net assets	2.44	1.98	1.85	1.97	2.15
Portfolio Turnover Rate	26.10	31.46	19.07	41.86	33.30
Net Assets, end of period ($ x 1,000)	506,245	619,470	779,123	891,782	985,280

a  Based on average shares outstanding.

See notes to financial statements.

40

	Investor Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.80	12.95	13.12	12.73	12.26
Investment Operations:
Net investment income [a]	.25	.22	.21	.22	.23
Net realized and unrealized gain (loss) on investments	(.13)	(1.13)	(.16)	.40	.48
Total from Investment Operations	.12	(.91)	.05	.62	.71
Distributions:
Dividends from net investment income	(.27)	(.24)	(.22)	(.23)	(.24)
Net asset value, end of period	11.65	11.80	12.95	13.12	12.73
Total Return (%)	1.03	(7.11)	.42	4.93	5.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.81	.81	.80	.80
Ratio of net expenses to average net assets	.83	.81	.81	.80	.80
Ratio of net investment income to average net assets	2.19	1.73	1.59	1.68	1.88
Portfolio Turnover Rate	26.10	31.46	19.07	41.86	33.30
Net Assets, end of period ($ x 1,000)	7,756	7,845	9,125	8,293	6,225

a  Based on average shares outstanding.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.74	13.80	13.69	13.36	12.52
Investment Operations:
Net investment income [a]	.43	.40	.43	.45	.46
Net realized and unrealized gain (loss) on investments	(.08)	(1.96)	.15	.35	.86
Total from Investment Operations	.35	(1.56)	.58	.80	1.32
Distributions:
Dividends from net investment income	(.45)	(.43)	(.47)	(.47)	(.48)
Dividends from net realized gain on investments	-	(.07)	-	-	-
Total Distributions	(.45)	(.50)	(.47)	(.47)	(.48)
Net asset value, end of period	11.64	11.74	13.80	13.69	13.36
Total Return (%)	3.06	(11.58)	4.29	6.16	10.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.56	.56	.56	.56
Ratio of net expenses to average net assets	.58	.56	.56	.56	.56
Ratio of net investment income to average net assets	3.76	3.15	3.10	3.39	3.65
Portfolio Turnover Rate	11.99	25.87	18.34	25.67	30.95
Net Assets, end of period ($ x 1,000)	416,864	564,925	757,617	849,166	907,433

a  Based on average shares outstanding.

See notes to financial statements.

42

	Investor Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.75	13.81	13.70	13.37	12.53
Investment Operations:
Net investment income [a]	.40	.37	.40	.43	.43
Net realized and unrealized gain (loss) on investments	(.08)	(1.97)	.14	.34	.85
Total from Investment Operations	.32	(1.60)	.54	.77	1.28
Distributions:
Dividends from net investment income	(.41)	(.39)	(.43)	(.44)	(.44)
Dividends from net realized gain on investments	-	(.07)	-	-	-
Total Distributions	(.41)	(.46)	(.43)	(.44)	(.44)
Net asset value, end of period	11.66	11.75	13.81	13.70	13.37
Total Return (%)	2.82	(11.82)	4.02	5.87	10.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.81	.81	.81	.81
Ratio of net expenses to average net assets	.83	.81	.81	.81	.81
Ratio of net investment income to average net assets	3.51	2.90	2.85	3.12	3.41
Portfolio Turnover Rate	11.99	25.87	18.34	25.67	30.95
Net Assets, end of period ($ x 1,000)	4,091	5,296	6,225	5,448	2,693

a  Based on average shares outstanding.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
BNY Mellon Short-Term	Year Ended August 31,
U.S. Government Securities Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.95	11.60	11.81	11.70	11.52
Investment Operations:
Net investment income [a]	.22	.09	.11	.19	.21
Net realized and unrealized gain (loss) on investments	(.08)	(.52)	(.13)	.15	.20
Total from Investment Operations	.14	(.43)	(.02)	.34	.41
Distributions:
Dividends from net investment income	(.28)	(.22)	(.19)	(.23)	(.23)
Net asset value, end of period	10.81	10.95	11.60	11.81	11.70
Total Return (%)	1.33	(3.77)	(.15)	2.95	3.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.59	.55	.55	.55
Ratio of net expenses to average net assets	.50	.50	.54	.55	.55
Ratio of net investment income to average net assets	2.00	.84	.89	1.65	1.84
Portfolio Turnover Rate	51.74	65.86	114.85	65.00	119.53
Net Assets, end of period ($ x 1,000)	124,885	175,541	174,319	234,920	255,767

a  Based on average shares outstanding.

See notes to financial statements.

44

	Investor Shares
BNY Mellon Short-Term	Year Ended August 31,
U.S. Government Securities Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.96	11.60	11.80	11.68	11.50
Investment Operations:
Net investment income [a]	.19	.07	.08	.11	.18
Net realized and unrealized gain (loss) on investments	(.07)	(.53)	(.12)	.21	.20
Total from Investment Operations	.12	(.46)	(.04)	.32	.38
Distributions:
Dividends from net investment income	(.25)	(.18)	(.16)	(.20)	(.20)
Net asset value, end of period	10.83	10.96	11.60	11.80	11.68
Total Return (%)	1.09	(3.99)	(.37)	2.73	3.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.84	.80	.80	.80
Ratio of net expenses to average net assets	.75	.75	.79	.80	.80
Ratio of net investment income to average net assets	1.75	.59	.64	.98	1.54
Portfolio Turnover Rate	51.74	65.86	114.85	65.00	119.53
Net Assets, end of period ($ x 1,000)	1,615	1,652	4,703	5,308	1,727

a  Based on average shares outstanding.

See notes to financial statements.

45

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of nineteen series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), which serves as each fund’s investment adviser. BNY Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge. Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with

46

respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each relevant fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following below summarizes the inputs used as of August 31, 2023 in valuing each fund’s investments:

BNY Mellon Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	328,390,854	-	328,390,854
Equity Securities - Preferred Stocks	5,285,800	-	-	5,285,800
Foreign Governmental	-	3,684,855	-	3,684,855
Investment Companies	38,156,005	-	-	38,156,005
Municipal Securities	-	6,947,288	-	6,947,288
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	4,686,670	-	4,686,670
U.S. Government Agencies Mortgage-Backed	-	315,406,546	-	315,406,546
U.S. Treasury Securities	-	515,455,764	-	515,455,764

† See Statement of Investments for additional detailed categorizations, if any.

47

NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon Intermediate Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	215,427,860	-	215,427,860
Equity Securities - Preferred Stocks	3,049,500	-	-	3,049,500
Investment Companies	6,409,271	-	-	6,409,271
Municipal Securities	-	12,733,040	-	12,733,040
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	2,468,744	-	2,468,744
U.S. Government Agencies Mortgage-Backed	-	7,159,806	-	7,159,806
U.S. Government Agencies Obligations	-	28,420,218	-	28,420,218
U.S. Treasury Securities	-	239,625,561	-	239,625,561

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Corporate Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	387,969,533	-	387,969,533
Equity Securities - Preferred Stocks	5,714,200	-	-	5,714,200
Foreign Governmental	-	2,603,088	-	2,603,088
Investment Companies	19,183,861	-	-	19,183,861
Municipal Securities	-	12,387,501	-	12,387,501

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Short-Term U.S. Government Securities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	1,457,842	-	-	1,457,842
Municipal Securities	-	7,968,932	-	7,968,932
U.S. Government Agencies Collateralized Mortgage Obligations	-	20,649,560	-	20,649,560
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	36,321,849	-	36,321,849
U.S. Government Agencies Mortgage-Backed	-	29,886,758	-	29,886,758
U.S. Government Agencies Obligations	-	1,448,823	-	1,448,823
U.S. Treasury Securities	-	28,733,331	-	28,733,331

† See Statement of Investments for additional detailed categorizations, if any.

48

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 1 summarizes the amount BNY Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2023.

Table 1—Securities Lending Agreement

BNY Mellon Bond Fund	$ 15,517
BNY Mellon Intermediate Bond Fund	11,444
BNY Mellon Corporate Bond Fund	15,714
BNY Mellon Short-Term U.S. Government Securities Fund	1,482

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(d) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

Mortgage-Related Securities Risk: Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield and/or cause the fund’s share

49

NOTES TO FINANCIAL STATEMENTS (continued)

price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Short-Term Trading Risk: At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

Debt Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from net investment income monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2023, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2023, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2023.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2023 and August 31, 2022.

Table 2—Components of Accumulated Earnings
	Undistributed Ordinary Income ($)	Accumulated Capital (Losses) ($)	Unrealized (Depreciation) ($)
BNY Mellon Bond Fund	920,170	(96,516,813)	(108,157,557)
BNY Mellon Intermediate Bond Fund	773,734	(15,332,781)	(29,962,572)
BNY Mellon Corporate Bond Fund	594,304	(17,414,729)	(42,005,894)
BNY Mellon Short-Term U.S. Government Securities Fund	106,253	(19,466,338)	(5,715,383)

50

Table 3—Capital Loss Carryover
	Short-Term Losses ($)	† Long-Term Losses ($)
			† Total ($)
BNY Mellon Bond Fund	47,138,366	49,378,447	96,516,813
BNY Mellon Intermediate Bond Fund	3,049,194	12,283,587	15,332,781
BNY Mellon Corporate Bond Fund	2,384,809	15,029,920	17,414,729
BNY Mellon Short-Term U.S. Government Securities Fund	8,397,908	11,068,430	19,466,338

† These capital losses can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid
	2023		2022
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	35,129,351	-	31,390,348	-
BNY Mellon Intermediate Bond Fund	14,709,024	-	15,121,290	-
BNY Mellon Corporate Bond Fund	18,051,475	-	23,075,813	3,745,697
BNY Mellon Short-Term U.S. Government Securities Fund	4,288,632	-	3,035,986	-

(g) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2023, the funds did not borrow under the Facilities.

NOTE 3—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and

51

NOTES TO FINANCIAL STATEMENTS (continued)

computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

For BNY Mellon Short-Term U.S. Government Securities Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $141,213 during the period ended August 31, 2023.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor shares were charged during the period ended August 31, 2023, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 21,762
BNY Mellon Intermediate Bond Fund	18,467
BNY Mellon Corporate Bond Fund	11,829
BNY Mellon Short-Term U.S. Government Securities Fund	3,982

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as an expense offset in the Statements of Operations.

The funds have an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. These fees, if any, are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits for each fund, also summarized in Table 6.

Table 6—Transfer Agent Fees
Transfer Agenet Earnings Credits ($)
BNY Mellon Bond Fund	(2,239)
BNY Mellon Intermediate Bond Fund	(1,693)
BNY Mellon Corporate Bond Fund	(759)
BNY Mellon Short-Term U.S. Government Securities Fund	(531)

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2023 pursuant to the custody agreement.

Table 7—Custodian Fees

BNY Mellon Bond Fund	$ 21,093
BNY Mellon Intermediate Bond Fund	10,138
BNY Mellon Corporate Bond Fund	9,461
BNY Mellon Short-Term U.S. Government Securities Fund	13,016

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 8 summarizes the amount each fund was charged during the

52

period ended August 31, 2023 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—BNY Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 111
BNY Mellon Intermediate Bond Fund	158
BNY Mellon Corporate Bond Fund	67
BNY Mellon Short-Term U.S. Government Securities Fund	26

During the period ended August 31, 2023, each fund was charged $19,196 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2023.

Table 11 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2023.

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Bond Fund	399,664	135,483	1,923	7,200	3,025	-
BNY Mellon Intermediate Bond Fund	176,540	59,592	1,668	4,000	3,025	-
BNY Mellon Corporate Bond Fund	143,410	48,658	848	4,500	3,025	-
BNY Mellon Short-Term U.S. Government Securities Fund	38,559	14,839	343	4,400	3,025	(10,975)

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	578,426,030	520,517,918
BNY Mellon Intermediate Bond Fund	143,791,074	248,257,321
BNY Mellon Corporate Bond Fund	54,956,111	197,929,191
BNY Mellon Short-Term U.S. Government Securities Fund	84,714,415	130,796,565

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,326,171,339	1,736,206	109,893,763	(108,157,557)
BNY Mellon Intermediate Bond Fund	545,256,572	11,544	29,974,116	(29,962,572)
BNY Mellon Corporate Bond Fund	469,864,077	702,859	42,708,753	(42,005,894)
BNY Mellon Short-Term U.S. Government Securities Fund	132,182,478	7,311	5,722,694	(5,715,383)

53

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 23, 2023

54

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 90.18% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 89.45% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 69.44% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 99.84% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

55

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 20-21, 2023, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon is responsible for the provision of administrative services to the funds (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional funds in the particular Lipper classification (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional funds in the particular Lipper classification, excluding outliers (the “Expense Universe”). The information for each comparison was derived, in part, from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected. The Board also considered the funds’ performance in light of overall financial market conditions.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

For BNY Mellon Bond Fund, representatives of the Adviser reviewed with the Board the management or advisory fees paid by any funds advised by the Adviser in the same Lipper category as the fund (the “Similar Fund(s)”) and explained the nature of the Similar Fund(s). They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. For such fund, the Board considered the relevance of the fee information provided for the Similar Fund(s) to evaluate the appropriateness of the fund’s management fee. As to each other fund, representatives of the Adviser noted that there were no Similar Fund(s).

As to each fund, representatives of the Adviser noted that there were no separate accounts and/or other types of client

56

portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as core bond funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the one- and two-year periods when the fund’s total return performance was above or at, respectively, the Performance Group median, and was below the Performance Universe median for all periods, except for the one- and two-year periods when the fund’s total return performance was above the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe median for all ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance and yield performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expense were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Intermediate Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as short-intermediate investment grade debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and was below the Performance Universe median for all periods, except for the four-year period when the fund’s total return performance was at the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the nine one-year periods ended December 31st and above the Performance Universe median for seven of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance and yield performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns of the fund’s benchmark index.

Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Corporate Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as BBB-rated corporate debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median and Performance Universe median for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group medians for eight out of the nine one-year periods ended December 31st and above the Performance Universe medians for eight of the nine one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a five-star rating for each of the five- and ten-year periods, a four-star rating for the 3-year period, and a five-star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were slightly higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon Short-Term U.S. Government Securities Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe

57

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

consisted of funds classified as short U.S. government funds by Lipper.

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and above the Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was above the Performance Group median for five of the nine one-year periods ended December 31st and above the Performance Universe median for eight of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four-star rating for the three-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were equal to the Expense Group median total expenses and higher than the Expense Universe total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 30, 2023 to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the fund’s average daily net assets.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also considered the expense limitation arrangement for BNY Mellon Short-Term U.S. Government Securities Fund and the effect such arrangement had on profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

As to each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Intermediate Bond Fund, the Board determined each fund’s overall relative performance was satisfactory in light of the totality of the information presented.

• With respect to and BNY Mellon Short-Term U.S. Government Securities Fund, the Board was satisfied with the fund’s relative performance.

58

• With respect to each fund, the Board concluded that the fees paid pursuant to the Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the funds and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the respective fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

59

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, each fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that each fund maintains sufficient highly liquid assets to meet expected fund redemptions.

60

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Patrick J. O’Connor (80)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002); and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 19

———————

John R. Alchin (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Ronald R. Davenport (87)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Kim D. Kelly (67)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 19

———————

Kevin C. Phelan (79)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Colliers International Mortgage Banker, (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 19

———————

Patrick J. Purcell (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 – 2018)

No. of Portfolios for which Board Member Serves: 19

———————

Thomas F. Ryan, Jr. (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-May 2022)

No. of Portfolios for which Board Member Serves: 19

———————

61

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 19

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

62

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014. He is 59 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020, and Director- BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since April 2015.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 51 years old and has been an employee of BNYM Investment Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of BNYM Investment Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by BNYM Investment Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 115 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

63

This page intentionally left blank.

64

This page intentionally left blank.

65

This page intentionally left blank.

66

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation	MFTAR0823-TB

BNY Mellon Funds Trust

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2023

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through August 31, 2023, as provided by John F. Flahive, CFA and Mary Collette O’Brien, Portfolio Managers with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon National Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 2.13%, and Investor shares produced a total return of 1.96%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.77%.2

Intermediate municipal bonds gained ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund outperformed its benchmark largely due to the positive impact of credit and duration positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. 5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Outperform Investment-Grade Corporate and Treasury Securities

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which tend to move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Different asset classes responded to these developments in different ways. Treasury securities, particularly long-term Treasury bonds, underperformed. The Treasury yield curve remained inverted throughout the period, with short-term Treasury rates exceeding long-term rates. On the other hand, investment-grade corporates registered modest gains, while municipal securities performed stronger still.

Municipal bonds benefited from declining fund outflows and a constrained supply of new issues, which helped support prices. The characteristics of the municipal yield curve further supported the asset class. Municipal yields rose less dramatically than yields for most other fixed-income asset classes. As a result, the municipal yield curve was not completely inverted, with one-year municipal yields approximately equivalent to 15-year municipal yields. For all fixed-income asset classes, municipals included, lower-credit-quality securities tended to outperform their higher-credit-quality counterparts. Short-duration instruments outperformed early in the period, with strength shifting to longer-duration issues later. Yields grew increasingly attractive across the bond spectrum during the period.

Credit and Duration Positioning Bolster Relative Returns

The fund outperformed the Index primarily due to credit and duration positioning. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality municipals, with the greatest overweight exposure among BBB-rated securities. Within each credit rating group, the fund outperformed the Index due to strong issue selection and positive impact of sector-driven positions, including overweight exposure to health care, housing transportation and IDR/PCR (industry development revenue/pollution control revenue). Duration positioning proved positive as well, with fund duration shifting from relatively short compared to the Index at the start of the period, when the market rewarded shorter durations, to approximately neutral toward the end of the period. Returns also benefited from the positive impact of a small allocation to Treasury bond futures, positions designed to dampen volatility and lower the fund’s effective duration. These positions bolstered the fund’s absolute and relative performance as Treasury yields rose more than municipal bond yields. Of the few positions that detracted from relative returns, the most notable was issue-specific underperformance in the utilities sector.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Furthermore, most U.S. municipalities are in strong financial shape, buoyed by rising tax revenues and federal government support. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. Specifically, we have maintained the fund’s relatively neutral duration position, with overweight exposure to the short and long ends of the yield curve, where we find the most attractive yield opportunities, and underweight exposure to the middle of the curve. Regarding credit, we continue to emphasize lower-credit-quality issues rated BBB and A, while holding underweight exposure to higher-rated AA and AAA credits. From a geographic perspective, the fund holds overweight exposure to New York and, to a lesser degree, New Jersey and Pennsylvania, and underweight exposure to California. In terms of sectors, the fund holds overweight positions in high yield, housing, transportation and IDR/PCR, and underweight positions in state and local general obligations and utilities, which tend to be higher rated and lower yielding.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

2

For the period from September 1, 2022, through August 31, 2023, as provided by John F. Flahive, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon National Short-Term Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 1.68%, and Investor shares produced a total return of 1.43%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index2 (the “Index”), produced a total return of 1.54%.

Short-term municipal bonds gained modest ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund generated mixed performance compared to the Index, with relatively strong returns in some areas balanced by relatively weak returns in others.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Municipal Bonds Outperform Investment-Grade Corporate and Treasury Securities

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which tend to move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Different asset classes responded to these developments in different ways. Treasury securities, particularly long-term Treasury bonds, underperformed. The Treasury yield curve remained inverted throughout the period, with short-term Treasury rates exceeding long-term rates. On the other hand, investment-grade corporates registered modest gains, while municipal securities performed stronger still.

Municipal bonds benefited from declining fund outflows and a constrained supply of new issues, which helped support prices. The characteristics of the municipal yield curve further supported the asset class. Municipal yields rose less dramatically than yields for most other fixed-income asset classes. As a result, the municipal yield curve was not completely inverted, with one-year municipal yields approximately equivalent to 15-year municipal yields. For all fixed-income asset classes, municipals included, lower-credit-quality securities tended to outperform their higher-credit-quality counterparts. Short-duration instruments outperformed early in the period, with strength shifting to longer-duration issues later. Yields grew increasingly attractive across the bond spectrum during the period.

Mixed Returns from Sector Allocation and Security Selection

During the period, the fund held an average duration shorter than that of the Index, a position that added value, particularly in the earlier portion of the period. From a credit perspective, the fund held slightly overweight exposure to lower-credit-quality bonds rated BBB and A, and underweight exposure to higher-credit-quality bonds rated AA and AAA, with every credit position bolstering relative performance. Most sector positions added value as well, with overweight exposure to lower-credit-quality, higher-yielding revenue bonds in the housing and IDR/PCR (industry development revenue/pollution control revenue), and underweight exposure to higher-credit-quality, lower-yielding prerefunded and state and local general obligation bonds. However, issue-specific underperformance detracted from relative returns in some areas.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Furthermore, most U.S. municipalities are in strong financial shape, buoyed by rising tax revenues and federal government support. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. Specifically, we continue to emphasize lower-credit-quality issues rated BBB and A, while holding underweight exposure to higher-rated AA and AAA credits. In terms of sectors, the fund holds overweight positions in relatively high-yielding revenue sectors and underweight positions in lower-yielding state and local general obligation bonds.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard &Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal bonds may be subject to state and local taxes. Capital gains, if any, are taxable.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through August 31, 2023, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 1.98%, and Investor shares produced a total return of 1.72%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.77%. 2

Intermediate municipal bonds gained ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund generated mixed performance compared to the Index, with relatively strong returns in some areas balanced by relatively weak returns in others.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania, as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Buck Negative Corporate and Treasury Trends

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive 0.75% rate hikes in September and November, followed by additional increases of 0.50% in December and 0.25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices generally declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, most short-duration, fixed-income instruments outperformed their longer-duration counterparts during the period.

The municipal bond market bucked the broadly negative trend among Treasury and corporate fixed-income asset classes, delivering positive returns despite headwinds from rising interest rates. While municipal bond yields fluctuated, they generally trended lower during the period. Within the asset class, longer-duration instruments outperformed shorter-duration ones, and higher-credit-quality securities outperformed lower-credit-quality ones.

Curve Positioning Impactful

The fund’s returns relative to the Index benefited from duration positioning, with fund duration shifting from relatively short, compared to the Index at the start of the period when the market rewarded shorter durations, to approximately neutral toward the end of the period. Returns also benefited from the positive impact of overweight exposure to lower-credit-quality, higher-yielding revenue bonds in the education, health care, housing and IDR/PCR (industry development revenue/pollution control revenue) sectors, and underweight exposure to higher-credit-quality, lower-yielding state and local general obligation bonds and utilities. The fund’s credit positioning produced mixed returns, with significantly overweight exposure to lower-quality, higher-yielding BBB securities detracting.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Furthermore, states and municipalities are generally in strong financial shape, buoyed by rising tax revenues and federal government support. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. Specifically, we have maintained the fund’s relatively neutral duration position, with overweight exposure to the short and long ends of the yield curve, where we find the most attractive yield opportunities, and underweight exposure to the middle of the curve. Regarding credit, we continue to emphasize lower-credit-quality issues rated BBB and A, while holding underweight exposure to higher-rated AA and AAA credits. In terms of sectors, the fund holds overweight positions in health care, education and housing, and underweight positions in state and local general obligations and utilities, which tend to be higher rated and lower yielding.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are fully taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2022, through August 31, 2023, as provided by Mary Collette O’Brien and Stephen J. O’Brien, portfolio managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 2.27%, and Investor shares produced a total return of 2.01%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.77%.2

Intermediate municipal bonds gained ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund outperformed its benchmark largely due to the positive impact of duration and sector positioning.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Outperform Investment-Grade Corporate and Treasury Securities

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which tend to move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Different asset classes responded to these developments in different ways. Treasury securities, particularly long-term Treasury bonds, underperformed. The Treasury yield curve remained inverted throughout the period, with short-term Treasury rates exceeding long-term rates. On the other hand, investment-grade corporates registered modest gains, while municipal securities performed stronger still.

Municipals benefited from declining fund outflows and a constrained supply of new issues, which helped support prices. The characteristics of the municipal yield curve further supported the asset class. Municipal yields rose less dramatically than yields for most other fixed-income asset classes. As a result, the municipal yield curve was not completely inverted, with one-year municipal yields approximately equivalent to 15-year municipal yields. For all fixed-income asset classes, municipals included, lower-credit-quality securities tended to outperform their higher-credit-quality counterparts. Short-duration instruments outperformed early in the period, with strength shifting to longer-duration issues later. Yields grew increasingly attractive across the bond spectrum during the period.

Duration Positioning Bolsters Relative Returns

The fund outperformed the Index due primarily to duration positioning, with fund duration shifting from relatively short compared to the Index at the start of the period, when the market rewarded shorter durations, to approximately neutral toward the end of the period. Returns also benefited from the positive impact of overweight exposure to lower-credit-quality, higher yielding revenue bonds in the education, health care, housing and Industry Development Revenue/Pollution Control Revenue (IDR/PCR) sectors, and underweight exposure to higher-credit-quality, lower-yielding state and local general obligation bonds and utilities. The fund’s credit positioning produced mixed returns, with significantly overweight exposure to lower-quality, higher-yielding BBB securities detracting.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Furthermore, states and municipalities are generally in strong financial shape, buoyed by rising tax revenues and federal government support. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. Specifically, we have maintained the fund’s relatively neutral duration position, with overweight exposure to the short and long ends of the yield curve, where we find the most attractive yield opportunities, and underweight exposure to the middle of the curve. Regarding credit, we continue to emphasize lower-credit-quality issues rated BBB and A, while holding underweight exposure to higher-rated AA and AAA credits. In terms of sectors, the fund holds overweight positions in education, health care, housing and IDR/PCR, and underweight positions in state and local general obligations and utilities, which tend to be higher rated and lower yielding.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through August 31, 2023, as provided by John F. Flahive and Gregory J. Conant, portfolio managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s (the “fund”) Class M shares produced a total return of 2.14%, and Investor shares produced a total return of 1.98%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.77% for the same period.2

Intermediate municipal bonds gained ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund outperformed its benchmark largely due to the positive impact of duration and sector positioning.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York State and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York State and New York City personal income taxes. These municipal bonds include those issued by New York State and New York City, as well as those issued by U.S. territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Generally, the fund’s average effective portfolio maturity will be between three and ten years.

Municipal Bonds Outperform Investment-Grade Corporate and Treasury Securities

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which tend to move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Different asset classes responded to these developments in different ways. Treasury securities, particularly long-term Treasury bonds, underperformed. The Treasury yield curve remained inverted throughout the period, with short-term Treasury rates exceeding long-term rates. On the other hand, investment-grade corporates registered modest gains, while municipal securities performed stronger still.

Municipals benefited from declining fund outflows and a constrained supply of new issues, which helped support prices. The characteristics of the municipal yield curve further supported the asset class. Municipal yields rose less dramatically than yields for most other fixed-income asset classes. As a result, the municipal yield curve was not completely inverted, with one-year municipal yields approximately equivalent to 15-year municipal yields. For all fixed-income asset classes, municipals included, lower-credit-quality securities tended to outperform their higher-credit-quality counterparts. Short-duration instruments outperformed early in the period, with strength shifting to longer-duration issues later. Yields grew increasingly attractive across the bond spectrum during the period.

Duration Positioning Bolsters Relative Returns

The fund outperformed the Index due primarily to duration positioning, with fund duration shifting from relatively short compared to the Index at the start of the period, when the market rewarded shorter durations, to approximately neutral toward the end of the period. Returns also benefited from the positive impact of overweight exposure to lower-credit-quality, higher yielding revenue bonds in the education and IDR/PCR (industry development revenue/pollution control revenue) sectors, and underweight exposure to higher-credit-quality, lower yielding state and local general obligation bonds. Among utilities, overweight exposure to public power enhanced returns. Issue-specific factors contributed positively to returns as well, bolstered by sharply improving spreads in the New York market in 2023 after more challenging conditions in 2022. The fund’s credit positioning produced mixed returns.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Furthermore, states and municipalities are generally in strong financial shape, buoyed by rising tax revenues and federal government support. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. Specifically, we have maintained the fund’s relatively neutral duration position, with overweight exposure to the short and long ends of the yield curve, where we find the most attractive yield opportunities, and underweight exposure to the middle of the curve. Regarding credit, we continue to emphasize lower-credit-quality issues rated BBB and A, while holding underweight exposure to higher-rated AA and AAA credits. In terms of sectors, the fund holds overweight positions in education and IDR/PCR, and underweight positions in state and local general obligations, which tend to be higher rated and lower yielding.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2022, through August 31, 2023, as provided by John F. Flahive, CFA, portfolio manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Municipal Opportunities Fund’s (the “fund”) Class M shares produced a total return of 2.60%, and Investor shares produced a total return of 2.26%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Municipal Bond Index (the “Index”), produced a total return of 1.70% for the same period.2

Municipal bonds gained modest ground amid aggressive rate hikes implemented by the U.S. Federal Reserve (the “Fed”) in an effort to constrain inflation. The fund outperformed its benchmark largely due to the positive impact of interest-rate hedges.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated, foreign-debt securities, such as Brady bonds and sovereign-debt obligations.

BNY Mellon Investment Adviser, Inc. seeks to deliver value-added, excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative-value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Municipal Bonds Outperform Investment-Grade Corporate and Treasury Securities

Bond yields generally rose during the reporting period as the Fed sharply increased the federal funds rate in an effort to curb high levels of inflation. At the same time, bond prices, which tend to move in the opposite direction of yields, declined. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. U.S. inflation levels dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Different asset classes responded to these developments in different ways. Treasury securities, particularly long-term Treasury bonds, underperformed. The Treasury yield curve remained inverted throughout the period, with short-term Treasury rates exceeding long-term rates. On the other hand, investment-grade corporates registered modest gains, while municipal securities performed stronger still.

Municipal bonds benefited from declining fund outflows and a constrained supply of new issues, which helped support prices. The characteristics of the municipal yield curve further supported the asset class. Municipal yields rose less dramatically than yields for most other fixed-income asset classes. As a result, the municipal yield curve was not completely inverted, with one-year municipal yields approximately equivalent to 15-year municipal yields. For all fixed-income asset classes, municipals included, lower-credit-quality securities tended to outperform their higher-credit-quality counterparts. Short-duration instruments outperformed early in the period, with strength shifting to longer-duration issues later. Yields grew increasingly attractive across the bond spectrum during the period.

Interest-Rate Futures Enhance Relative Returns

The fund outperformed the Index primarily due to the positive impact of Treasury bond futures, positions designed to dampen volatility and lower the fund’s effective duration. These positions shortened the fund’s effective duration by approximately 1.25–1.50 years, significantly bolstering the fund’s absolute and relative performance as Treasury yields rose more than municipal bond yields. As a result, the fund held effectively overweight exposure to the long end of the yield curve, where yields were most attractive, generating approximately 1.5% greater yield than the Index.

Several other facets of the fund’s multi-pronged investment approach further enhanced the fund’s relative performance. From a credit-quality perspective, the fund held overweight exposure to better-performing, lower-credit-quality municipals, with the greatest overweight exposure among BBB-rated securities. Within each credit rating group, the fund outperformed the Index due to strong issue selection and positive impact of sector-driven positions, including overweight exposure to transportation, charter schools and, to a lesser degree, health care. Duration positioning proved positive, with fund duration shifting from relatively neutral compared to the Index at the start of the period, when the market rewarded shorter durations, to significantly long as of the end of the period. Geographic positioning added value as well, with positive relative performance from major state issuers, led by New York and including California, Texas and Massachusetts. However, the vast majority of the fund’s outperformance was distributed widely across the broad spectrum of state issuers. Of the few positions that detracted from relative returns, the most notable was a small, out-of-Index allocation to bonds from Puerto Rico, some of which were undermined by a negative preliminary court ruling.

Well Positioned for the Prevailing Environment

While the economy has remained resilient in the face of the Fed’s aggressive efforts to combat inflation, cracks have begun to appear in some areas, including increasing consumer delinquencies and tightening bank credit, with impacts on commercial real estate and commercial and industrial loans. We expect to see further effects if, as expected, the Fed maintains rates at or near current levels for an extended period of time. On the other hand, the level of inflation has declined substantially, and the labor market remains healthy, with the overall economy continuing to benefit from several recent federal programs designed to stimulate growth, including the CHIPS and Science Act, the $1 trillion bipartisan infrastructure bill and the Inflation Reduction Act of 2022. Furthermore, most U.S. municipalities are in strong financial shape, buoyed by rising tax revenues and federal government support. Accordingly, while we expect economic growth to slow modestly in the near term, we do not anticipate a steep recession.

In light of these countervailing forces, we continue to maintain the fund’s yield advantage, while remaining cautious regarding the valuations of positions we add to the portfolio. Specifically, we have maintained the fund’s long-duration position, while continuing to employ Treasury futures to shorten the effective duration. We have also maintained the fund’s overweight exposure to lower-credit-quality issues, particularly those rated BBB. At the same time, we have moderately increased exposure to higher-credit-quality securities rated AA and AAA, emphasizing AA-rated bonds in essential services with 5% and greater coupons in the 20-year range, thereby embedding additional liquidity in the fund. We have also added liquidity by moderately increasing the fund’s cash position.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

FUND PERFORMANCE (Unaudited)

16,000
14,500
13,000
11,500
10,000
Dollars
BNY Mellon National Intermediate Municipal Bond Fund (Class M shares)
BNY Mellon National Intermediate Municipal Bond Fund (Investor shares)
S&P Municipal Bond Investment Grade Intermediate Index†
$12,854
$12,439
$12,131
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	2.13%	1.48%	2.21%
Investor shares	1.96%	1.23%	1.95%
S&P Municipal Bond Investment Grade Intermediate Index	1.77%	1.65%	2.54%

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

12,000
11,500
11,000
10,500
10,000
Dollars
BNY Mellon National Short-Term Municipal Bond Fund (Class M shares)
BNY Mellon National Short-Term Municipal Bond Fund (Investor shares)
S&P Municipal Bond Investment Grade Intermediate Index†
$11,090
$10,808
$10,541
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Fund Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Short Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	1.68%	.82%	.78%
Investor shares	1.43%	.57%	.53%
S&P Municipal Bond Investment Grade Short Index	1.54%	1.07%	1.04%

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. For the avoidance of doubt, the lowest rating is used in determining if a bond is eligible for the index. S&P Dow Jones Indices looks at the long term rating, either insured or uninsured, and the underlying rating for index inclusion. Bonds that are pre-refunded or escrowed to maturity are included in this index. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

FUND PERFORMANCE (Unaudited) (continued)

16,000
14,500
13,000
11,500
10,000
Dollars
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (Class M shares)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (Investor shares)
S&P Municipal Bond Investment Grade Intermediate Index†
$12,854
$12,228
$11,928
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	1.98%	1.35%	2.03%
Investor shares	1.72%	1.12%	1.78%
S&P Municipal Bond Investment Grade Intermediate Index	1.77%	1.65%	2.54%

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

16,000
14,500
13,000
11,500
10,000
Dollars
BNY Mellon Massachusetts Intermediate Municipal Bond Fund (Class M shares)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund (Investor shares)
S&P Municipal Bond Investment Grade Intermediate Index†
$12,854
$12,185
$11,885
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	2.27%	1.43%	2.00%
Investor shares	2.01%	1.18%	1.74%
S&P Municipal Bond Investment Grade Intermediate Index	1.77%	1.65%	2.54%

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

FUND PERFORMANCE (Unaudited) (continued)

16,000
14,500
13,000
11,500
10,000
Dollars
BNY Mellon New York Intermediate Tax-Exempt Bond Fund (Class M shares)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund (Investor shares)
S&P Municipal Bond Investment Grade Intermediate Index†
$12,854
$12,275
$11,973
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Years	10 Years
Class M shares	2.14%	1.24%	2.07%
Investor shares	1.98%	.99%	1.82%
S&P Municipal Bond Investment Grade Intermediate Index	1.77%	1.65%	2.54%

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

BNY Mellon Municipal Opportunities Fund (Class M shares)
BNY Mellon Municipal Opportunities Fund (Investor shares)
Bloomberg U.S. Municipal Bond Index†
Dollars
17,000
15,250
13,500
11,750
10,000
$13,970
$13,620
$13,194
13
14
15
16
17
18
19
20
21
22
23
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

Average Annual Total Returns as of 8/31/2023
	1 Year	5 Year	10 Years
Class M shares	2.60%	1.55%	3.40%
Investor shares	2.26%	1.28%	3.14%
Bloomberg U.S. Municipal Bond Index	1.70%	1.52%	2.81%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Municipal Opportunities Fund on 8/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.58	$3.85
Ending value (after expenses)	$1,008.90	$1,007.60
Annualized expense ratio (%)	.51	.76
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.18	$3.45
Ending value (after expenses)	$1,013.50	$1,012.20
Annualized expense ratio (%)	.43	.68
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.99	$4.25
Ending value (after expenses)	$1,008.20	$1,006.90
Annualized expense ratio (%)	.59	.84
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.79	$4.05
Ending value (after expenses)	$1,011.10	$1,009.80
Annualized expense ratio (%)	.55	.80
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.99	$4.25
Ending value (after expenses)	$1,008.90	$1,007.60
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.91	$5.17
Ending value (after expenses)	$1,013.70	$1,012.50
Annualized expense ratio (%)	.77	1.02
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.60	$3.87
Ending value (after expenses)	$1,022.63	$1,021.37
Annualized expense ratio (%)	.51	.76
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.19	$3.47
Ending value (after expenses)	$1,023.04	$1,021.78
Annualized expense ratio (%)	.43	.68
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.92	$5.19
Ending value (after expenses)	$1,021.32	$1,020.06
Annualized expense ratio (%)	.77	1.02
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

15

STATEMENT OF INVESTMENTS

August 31, 2023

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3%
Alabama - 2.0%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	4,250,000	[a]	4,155,398
Black Belt Energy Gas District, Revenue Bonds (Gas Project) Ser. F	5.50	12/1/2028	8,000,000	[a]	8,337,684
Black Belt Energy Gas District, Revenue Bonds (Project No. 6) Ser. B	4.00	12/1/2026	15,000,000	[a]	14,666,112
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 4) Ser. B1	5.00	8/1/2028	2,150,000	[a]	2,193,877
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 5) Ser. A	5.25	7/1/2029	8,075,000	[a]	8,373,116
				37,726,187
Alaska - .2%
Alaska Housing Finance Corp., Revenue Bonds, Ser. A	3.00	6/1/2051	4,450,000		4,236,596
Arizona - 2.8%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		1,715,866
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2035	850,000		901,319
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2034	1,000,000		1,066,311
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2033	900,000		963,213
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2025	650,000		607,839
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2027	525,000		460,591
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2029	675,000		559,508
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2028	1,000,000		853,838
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2026	600,000		547,373
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2035	795,000		702,533
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2036	820,000		708,024
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2034	770,000		694,295
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2035	3,050,000		3,175,218
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000		10,427,731
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group) Ser. B	5.00	1/1/2034	15,935,000		17,496,665
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2035	6,000,000		6,453,617
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2029	5,000,000		5,427,033
				52,760,974
California - 4.9%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000		1,524,679
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000	[a]	9,692,207
California, GO, Refunding	3.00	9/1/2030	8,785,000		8,665,997
California Community Choice Financing Authority, Revenue Bonds (Green Bond) (Clean Energy Project)	5.25	10/1/2031	3,000,000	[a]	3,111,631
California Community Choice Financing Authority, Revenue Bonds (Green Bond) (Clean Energy Project) Ser. E1	5.00	3/1/2031	5,000,000	[a]	5,240,096
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	1,475,000	[a]	1,443,859

16

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
California - 4.9% (continued)
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	250,000		271,652
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	300,000		326,186
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	5.00	11/15/2049	5,375,000		5,420,373
California Health Facilities Financing Authority, Revenue Bonds (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	11/15/2047	1,120,000		1,056,519
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group) Ser. A	4.00	3/1/2033	6,990,000		6,693,123
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital of Orange County Obligated Group)	3.00	11/1/2036	1,250,000		1,072,771
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Stanford Health Care Obligated Group)	3.00	8/15/2025	255,000	[a]	253,319
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2035	315,000		307,386
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2036	385,000		369,970
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2034	250,000		245,967
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2031	315,000		313,153
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2032	225,000		222,964
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2033	235,000		231,857
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2028	470,000		484,481
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2029	425,000		441,110
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	4.21	6/1/2050	7,250,000		5,193,381
Los Angeles Department of Airports, Revenue Bonds (Green Bond)	5.00	5/15/2031	5,875,000		6,441,008
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2033	2,055,000		2,250,128
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2031	4,470,000		4,900,648
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000		1,553,182
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000		1,266,170
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[b]	2,723,259
Sacramento County Water Financing Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. B, (3 Month LIBOR +0.55%)	4.23	6/1/2034	7,885,000	[c]	7,458,530
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000		4,416,678
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. G	5.00	5/1/2027	5,045,000		5,263,585
Santa Maria Joint Union High School District, GO	3.00	8/1/2040	2,390,000		1,972,583
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2037	2,000,000		2,124,090

17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
California - 4.9% (continued)
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2034	500,000	541,974
				93,494,516
Colorado - 2.0%
Colorado, COP, Ser. A	4.00	12/15/2036	3,000,000	3,013,791
Colorado Energy Public Authority, Revenue Bonds	6.13	11/15/2023	1,275,000	1,279,803
Colorado Health Facilities Authority, Revenue Bonds, Refunding (AdventHealth Obligated Group) Ser. B	5.00	11/15/2030	10,000,000	[a] 10,941,247
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	2,965,000	2,944,434
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	3,230,000	3,171,618
Denver City & County, COP, Refunding	5.00	12/1/2035	3,250,000	3,710,881
Denver City & County Airport System, Revenue Bonds, Ser. A	5.00	11/15/2033	5,000,000	5,003,784
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,450,000	1,461,249
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2032	1,300,000	1,410,618
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	7/15/2032	1,905,000	2,065,864
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2029	1,400,000	1,494,849
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2030	1,000,000	1,077,891
				37,576,029
Connecticut - 1.1%
Connecticut, GO, Ser. B	4.00	1/15/2037	4,425,000	4,492,754
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Connecticut College) Ser. M	4.00	7/1/2038	1,045,000	993,101
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. R	3.25	7/1/2035	1,785,000	1,620,910
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	4.00	7/1/2035	4,000,000	3,863,470
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2034	4,215,000	4,526,899
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2032	2,000,000	2,166,114
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	795,000	787,997
Windsor, GO, Refunding	2.00	6/15/2030	1,420,000	1,257,622
Windsor, GO, Refunding	2.00	6/15/2029	1,420,000	1,276,141
				20,985,008
District of Columbia - 2.1%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School)	5.00	6/1/2036	3,200,000	3,225,560
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2042	5,955,000	5,970,656
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2037	4,925,000	4,996,486
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2037	1,010,000	1,024,660
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	10,000,000	10,499,433
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2038	1,000,000	976,166
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2036	1,250,000	1,249,943
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	5,080,000	5,397,065

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
District of Columbia - 2.1% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2026	7,000,000		7,259,049
				40,599,018
Florida - 4.4%
Broward County Tourist Development, Revenue Bonds, Refunding (Convention Center Expansion Project)	4.00	9/1/2036	5,000,000		4,975,566
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2035	1,000,000		1,018,993
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2030	1,100,000		1,196,876
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2029	1,300,000		1,413,524
Florida Municipal Power Agency, Revenue Bonds, Ser. A	3.00	10/1/2033	3,610,000		3,283,788
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. C	4.00	11/1/2038	5,000,000	[d]	5,000,000
Manatee County Public Utilities, Revenue Bonds, Refunding	5.00	10/1/2041	3,000,000		3,284,465
Miami-Dade County, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,000,000		10,052,962
Miami-Dade County, Revenue Bonds, Ser. A	5.00	4/1/2044	9,665,000		10,207,105
Miami-Dade County Educational Facilities Authority, Revenue Bonds, Refunding (University of Miami) (Insured; American Municipal Bond Assurance Corp.) Ser. B	5.25	4/1/2028	8,360,000		8,961,498
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	5,000,000		5,112,374
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2036	5,000,000		5,023,955
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2025	3,000,000		3,089,302
Palm Beach County, Revenue Bonds, Ser. C	5.00	5/1/2042	3,345,000		3,644,168
Palm Beach County School District, COP, Ser. B	5.25	8/1/2036	5,400,000		6,114,872
Sarasota, Revenue Bonds	5.00	9/1/2041	2,095,000		2,282,645
Sarasota, Revenue Bonds	5.00	9/1/2042	1,100,000		1,194,575
Sarasota, Revenue Bonds	5.00	9/1/2043	2,260,000		2,443,548
Sarasota, Revenue Bonds	5.00	9/1/2040	1,000,000		1,093,085
Tampa Sports Authority, Revenue Bonds, Refunding	5.00	1/1/2024	90,000		90,304
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000		5,585,966
				85,069,571
Georgia - 1.8%
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2026	3,000,000		3,024,944
Main Street Natural Gas, Revenue Bonds, Ser. A	4.00	9/1/2027	10,000,000	[a]	9,917,218
Main Street Natural Gas, Revenue Bonds, Ser. B	5.00	6/1/2029	10,230,000	[a]	10,465,956
Main Street Natural Gas, Revenue Bonds, Ser. C	5.00	9/1/2030	5,000,000	[a]	5,193,391
The Burke County Development Authority, Revenue Bonds, Refunding (Georgia Power Co.)	2.88	8/19/2025	5,650,000	[a]	5,474,588
				34,076,097
Hawaii - .2%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2038	2,200,000		2,322,691
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2030	1,420,000		1,525,859
				3,848,550
Idaho - .3%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2034	400,000		398,606
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2035	275,000		271,018
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2033	575,000		575,394
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2030	500,000		546,063

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Idaho - .3% (continued)
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2031	400,000	441,716
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2032	400,000	445,844
Idaho Housing & Finance Association, Revenue Bonds, Ser. A	5.00	8/15/2038	1,030,000	1,138,280
Idaho Housing & Finance Association, Revenue Bonds, Ser. A	5.00	8/15/2037	1,140,000	1,268,266
				5,085,187
Illinois - 9.7%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2035	1,000,000	1,037,126
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	10,010,000	10,135,551
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000	3,800,728
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	3,000,000	3,070,747
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	8,000,000	8,433,382
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	10,000,000	10,626,488
Chicago II, GO, Ser. A	5.00	1/1/2026	1,430,000	1,446,777
Chicago II, GO, Ser. A	5.00	1/1/2024	4,500,000	4,512,822
Chicago II, GO, Ser. A	5.00	1/1/2026	1,570,000	1,602,410
Chicago Il, GO, Refunding, Ser. A	5.75	1/1/2034	3,585,000	3,800,640
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding	5.00	1/1/2025	375,000	382,741
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding	5.00	1/1/2024	1,095,000	1,100,464
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding	5.00	1/1/2025	1,735,000	1,760,240
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding	5.00	1/1/2024	1,905,000	1,912,353
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000	3,185,978
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	1,000,000	1,014,968
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2038	5,000,000	5,095,649
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2037	2,350,000	2,566,151
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2035	2,000,000	2,230,023
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2036	2,000,000	2,205,221
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	1,000,000	975,826
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2035	4,250,000	4,192,322
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2032	1,000,000	1,000,569
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2034	10,210,000	10,163,780
Chicago Park District, GO, Refunding, Ser. D	4.00	1/1/2032	960,000	960,546
Chicago Park District, GO, Refunding, Ser. E	4.00	1/1/2034	1,760,000	1,752,033
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2026	975,000	999,842
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2028	1,550,000	1,637,364
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2030	1,700,000	1,828,637
Cook County Community Consolidated School District No. 34, GO, Ser. A	3.00	12/1/2036	6,265,000	5,476,258
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2031	1,000,000	1,042,423
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2030	1,220,000	1,275,820

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Illinois - 9.7% (continued)
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2029	1,480,000		1,540,527
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2029	3,750,000		4,088,990
Cook County ll, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000		6,388,232
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000		5,322,364
DuPage County School District No. 60, GO, Ser. A	4.00	12/30/2032	1,500,000		1,506,789
Illinois, GO	5.50	1/1/2030	1,855,000		2,056,726
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000		5,148,449
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000		4,101,602
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000		2,026,189
Illinois, GO, Refunding, Ser. A	5.00	10/1/2023	1,200,000		1,200,956
Illinois, GO, Ser. A	5.00	3/1/2030	5,750,000		6,225,524
Illinois, GO, Ser. A	5.00	3/1/2031	480,000		524,809
Illinois, GO, Ser. A	5.00	3/1/2032	2,045,000		2,229,840
Illinois, GO, Ser. D	5.00	11/1/2028	10,120,000		10,638,750
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	3,225,000		3,358,252
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000		4,559,579
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000		5,118,408
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B2	5.00	11/15/2026	3,000,000	[a]	3,090,022
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2042	3,120,000		3,368,588
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding (Elgin Community College)	3.00	12/15/2032	5,000,000		4,841,697
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000		2,289,047
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. A	5.00	1/1/2037	3,530,000		3,754,720
				184,605,939
Indiana - 1.5%
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2027	740,000		770,863
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2028	775,000		813,691
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. B	2.10	11/1/2026	2,700,000	[a]	2,525,312
Indiana Finance Authority, Revenue Bonds (Indiana University Health Obligated Group) Ser. B1	5.00	7/1/2028	5,000,000	[a]	5,331,443
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	4.00	12/1/2039	5,100,000	[d]	5,100,000
Whiting, Revenue Bonds, Refunding (BP Products North America)	5.00	6/5/2026	14,430,000	[a]	14,786,252
				29,327,561
Iowa - .4%
Iowa Finance Authority, Revenue Bonds, Refunding (Green Bonds)	5.00	8/1/2039	2,240,000		2,497,303
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	5,150,000	[a]	5,200,187
				7,697,490
Kentucky - 2.8%
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2029	2,395,000		2,631,933
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2028	2,275,000		2,469,938

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Kentucky - 2.8% (continued)
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000		5,350,648
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000		3,104,629
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	8,000,000	[a]	8,008,029
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	10,325,000	[a]	10,281,581
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	16,500,000	[a]	16,511,058
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000		5,214,439
				53,572,255
Louisiana - .2%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. A	1.30	2/1/2028	5,000,000	[a]	4,183,127
Maine - .4%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2035	5,255,000		5,325,731
Maine State Housing Authority, Revenue Bonds, Ser. B1	3.50	11/15/2046	1,460,000		1,453,954
				6,779,685
Maryland - 1.3%
Howard County Housing Commission, Revenue Bonds, Refunding, Ser. A	1.20	6/1/2027	2,000,000		1,807,871
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	2,210,000		2,185,332
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	9/1/2037	2,805,000		3,097,662
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	3/1/2031	7,585,000		8,514,514
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[e]	10,193,229
				25,798,608
Massachusetts - 1.9%
Massachusetts, GO, Refunding, Ser. B	5.00	5/1/2041	9,890,000		10,901,578
Massachusetts, GO, Ser. C	5.00	10/1/2035	10,000,000		11,460,014
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000		2,016,639
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000		5,054,738
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	800,000		835,751
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2031	620,000		651,064
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2032	770,000		806,398
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2030	700,000		735,239
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,000,000		1,029,854
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000		1,024,999
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	1,010,000		1,030,513
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding (MWRA Program) Ser. A	5.75	8/1/2029	380,000		380,625
				35,927,412
Michigan - 1.3%
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2032	1,000,000		1,005,884
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2031	1,000,000		1,007,496

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Michigan - 1.3% (continued)
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000		1,363,176
Grand Traverse County Hospital Finance Authority, Revenue Bonds, Refunding (Munson Healthcare Obligated Group) (LOC; PNC Bank NA) Ser. C	3.95	7/1/2041	5,900,000	[d]	5,900,000
Grand Valley University, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	4.06	12/1/2031	1,800,000	[d]	1,800,000
Michigan Finance Authority, Revenue Bonds (Drinking Water Revolving Fund)	5.00	10/1/2043	3,100,000		3,372,167
Michigan Finance Authority, Revenue Bonds, Refunding (McLaren Health Care Corp. Obligated Group) Ser. D2	1.20	4/13/2028	5,000,000	[a]	4,343,493
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Corp. Obligated Group)	4.00	12/1/2036	3,000,000		2,970,705
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Corp. Obligated Group)	4.00	12/1/2035	2,500,000		2,498,253
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2029	600,000		656,344
				24,917,518
Minnesota - .0%
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	480,000		475,631
Missouri - 1.6%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2030	2,000,000		2,155,971
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2031	2,100,000		2,279,749
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2032	2,200,000		2,398,566
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2029	1,700,000		1,818,207
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2026	1,000,000		1,033,009
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2027	1,400,000		1,465,377
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2028	1,655,000		1,753,600
Grain Valley No R-V School District, GO, Ser. A	5.00	3/1/2038	5,250,000		5,508,604
Kansas Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2035	2,000,000		2,016,535
Kansas Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2034	3,500,000		3,545,753
Ladue School District, GO	2.00	3/1/2032	5,000,000		4,299,651
The Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. C	4.20	3/1/2040	1,500,000	[d]	1,500,000
				29,775,022
Montana - .1%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	1,110,000		1,096,080
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2027	500,000		533,697
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2029	1,200,000		1,310,395
				2,940,172

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Nebraska - .5%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	5,000,000	[a] 4,969,353
Nebraska Investment Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. C	5.50	9/1/2053	2,500,000	2,627,840
Nebraska Public Power District, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,750,000	2,954,531
				10,551,724
Nevada - 1.6%
Clark County, Revenue Bonds	5.00	7/1/2040	10,000,000	10,891,960
Clark County School District, GO, Ser. A	5.00	6/15/2038	4,120,000	4,529,222
Clark County Water Reclamation District, GO, Refunding	3.00	7/1/2031	2,520,000	2,379,311
Las Vegas Valley Water District, GO, Refunding, Ser. C	4.00	6/1/2036	6,295,000	6,469,890
Nevada, GO, Refunding, Ser. A	3.00	5/1/2035	4,755,000	4,397,617
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	1,895,000	1,873,446
				30,541,446
New Jersey - 4.1%
Fair Lawn, GO	2.00	9/1/2032	1,580,000	1,347,499
Fair Lawn, GO	2.00	9/1/2031	1,315,000	1,140,277
Fair Lawn, GO	2.00	9/1/2029	2,215,000	1,984,179
Morris County, GO	2.00	2/1/2031	4,315,000	3,771,400
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	3.00	6/1/2032	5,000,000	4,648,923
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	4.00	6/15/2034	1,000,000	1,023,750
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2026	1,000,000	1,046,048
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2024	1,000,000	1,012,438
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2025	1,060,000	1,089,649
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000	4,409,162
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2028	5,000,000	5,401,197
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2033	5,000,000	5,343,448
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2034	2,500,000	2,774,176
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2035	2,000,000	2,203,981
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2036	2,500,000	2,729,979
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2035	1,000,000	1,086,755
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2036	3,000,000	3,234,943
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2037	1,500,000	1,605,207
Sussex County, GO, Refunding	2.00	6/15/2030	1,945,000	1,722,588
Sussex County, GO, Refunding	2.00	6/15/2029	1,945,000	1,747,954
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,400,000	8,951,166
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000	12,811,535

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
New Jersey - 4.1% (continued)
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000		6,414,144
				77,500,398
New Mexico - .1%
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	3/1/2053	1,920,000		1,828,009
New York - 18.6%
Battery Park Authority, Revenue Bonds	5.00	11/1/2048	4,500,000		4,829,625
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	10,000,000		10,570,003
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2038	8,445,000		8,920,357
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	10,000,000	[a]	10,074,858
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/15/2027	2,365,000		2,486,256
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B1	5.00	11/15/2036	5,000,000		5,223,024
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	10,285,000		11,144,342
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2026	10,185,000		10,582,849
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	2,500,000		2,624,279
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	7,400,000		7,591,984
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2037	1,580,000		1,631,445
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000		10,309,095
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligation, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		5,008,204
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A2	4.00	10/1/2038	7,500,000	[d]	7,500,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	4.25	4/1/2038	4,300,000	[d]	4,300,000
New York City, GO, Refunding, Ser. F1	5.00	8/1/2035	2,000,000		2,266,403
New York City, GO, Refunding, Ser. F1	5.00	8/1/2030	10,000,000		11,206,221
New York City, GO, Refunding, Ser. F1	5.00	8/1/2036	2,000,000		2,240,913
New York City, GO, Ser. B4	3.95	10/1/2046	5,500,000	[d]	5,500,000
New York City, GO, Ser. D1	4.00	3/1/2042	1,500,000		1,452,322
New York City, GO, Ser. E1	5.00	4/1/2037	5,000,000		5,545,601
New York City Housing Development Corp., Revenue Bonds	2.15	11/1/2028	1,290,000		1,177,521
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		2,944,733
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2028	1,350,000		1,437,049
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2029	2,000,000		2,158,243
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. B1	3.92	6/15/2049	6,100,000	[d]	6,100,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,000,000		1,003,052
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		10,737,676
New York City Transitional Finance Authority, Revenue Bonds (LOC; Sumitomo Mitsui Banking) Ser. C5	4.00	11/1/2041	1,000,000	[d]	1,000,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	5.00	5/1/2043	5,520,000		5,955,774

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
New York - 18.6% (continued)
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	5.00	2/1/2037	5,000,000		5,135,593
New York City Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2044	8,145,000		8,749,666
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[f]	14,739,175
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[f]	3,487,951
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	1.45	11/15/2029	5,000,000		4,262,719
New York Liberty Development Corp., Revenue Bonds, Refunding, Ser. 1WTC	3.00	2/15/2042	5,000,000		3,832,367
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2037	5,000,000		5,459,593
New York State Dormitory Authority, Revenue Bonds, Refunding (The New York & Presbyterian Hospital Obligated Group) Ser. A	5.00	8/1/2036	5,000,000		5,628,981
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2034	7,500,000		7,913,910
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2038	5,000,000		5,001,677
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2039	4,900,000		4,860,589
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A1	5.00	3/15/2040	10,000,000		10,936,892
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2038	8,815,000		9,186,193
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 189	3.25	4/1/2025	1,000,000		989,427
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 220	2.40	10/1/2034	10,545,000		8,831,691
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	7,020,000		5,988,244
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	20,000,000		20,042,798
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,492,073
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2041	2,000,000		2,000,365
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207	5.00	9/15/2024	10,000,000		10,146,254
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2042	700,000		759,637
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2041	730,000		792,862
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2040	1,000,000		1,090,099
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 234	5.25	8/1/2047	5,000,000		5,314,989
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2032	595,000		630,261
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2031	2,525,000		2,704,019
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2032	2,500,000		2,686,347
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2037	1,150,000		1,154,053
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2034	1,170,000		1,224,618

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
New York - 18.6% (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	5.00	11/15/2037	1,500,000		1,662,310
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	5.00	11/15/2030	3,000,000		3,386,640
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	5.00	11/15/2036	1,500,000		1,679,948
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (Green Bond) Ser. A	4.00	11/15/2035	5,000,000		5,186,269
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (Green Bond) Ser. A	4.00	11/15/2037	4,980,000		5,013,529
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[b]	7,872,143
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	3.00	5/15/2033	4,800,000		4,630,686
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	5.00	5/15/2040	3,480,000		3,764,465
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2031	1,625,000		1,752,738
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2030	1,180,000		1,055,064
				355,568,664
North Carolina - .2%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		3,641,430
Ohio - 1.4%
Cuyahoga County, Revenue Bonds (Ballpark Imp Project) Ser. A	4.00	1/1/2037	4,185,000		4,196,717
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2037	695,000		681,550
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	5.00	8/1/2036	500,000		530,953
Ohio Air Quality Development Authority, Revenue Bonds (Ohio Valley Electric Corp.)	2.60	10/1/2029	2,500,000	[a]	2,164,963
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2042	3,205,000		2,736,213
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2037	4,835,000		4,390,002
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	830,000		828,757
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	1,480,000		1,468,234
The University of Akron, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2033	5,000,000		5,139,956
Wadsworth School District, GO	3.00	12/1/2045	2,040,000		1,561,459
Wadsworth School District, GO	4.00	12/1/2056	1,500,000		1,334,551
Warrensville Heights School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2044	600,000		606,257
Warrensville Heights School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2024	1,440,000	[e]	1,469,890
				27,109,502
Oklahoma - .2%
Oklahoma, GO	2.00	3/1/2029	5,190,000		4,685,495
Oregon - 1.9%
Oregon Business Development Commission, Revenue Bonds (Intel Corp. Project) Ser. 232	3.80	6/15/2028	7,000,000	[a]	6,991,726
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	980,000		974,375
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000		13,790,307
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000		11,727,542

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Oregon - 1.9% (continued)
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Salem Health Project) Ser. A	5.00	5/15/2038	2,095,000		2,169,072
				35,653,022
Pennsylvania - 6.2%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2029	1,005,000		1,077,756
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System Obligated Group) Ser. A	4.00	10/1/2037	2,105,000		2,040,034
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	3,500,000		3,715,259
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000		4,257,593
Delaware County Industrial Development Authority, Revenue Bonds, Refunding (United Parcel Service)	4.10	9/1/2045	9,000,000	[d]	9,000,000
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		870,500
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	12,665,000	[a]	13,177,973
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	5,000,000	[a]	5,341,544
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,155,000		1,140,486
Pennsylvania, GO	3.00	5/15/2035	3,000,000		2,788,535
Pennsylvania, GO	3.00	5/15/2034	5,280,000		4,886,622
Pennsylvania, GO	3.50	3/1/2031	5,000,000		5,015,391
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		3,674,577
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2030	1,795,000		1,967,724
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,372,969
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,544,622
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT1	5.00	6/15/2029	5,000,000		5,205,144
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	4,690,000		4,556,762
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	4.00	10/1/2046	785,000		779,888
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 118B	3.80	10/1/2035	3,000,000		2,916,824
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	10,000,000		10,429,769
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2033	5,000,000		5,296,070
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		8,249,791
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,145,089
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2029	1,000,000		1,064,667
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2028	1,000,000		1,056,137
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2025	850,000		869,378
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000		5,190,553

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Pennsylvania - 6.2% (continued)
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2042	5,000,000	5,182,639
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000	527,051
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000	519,633
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000	607,852
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000	512,842
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000	1,042,193
				118,023,867
Rhode Island - 1.6%
Rhode Island, GO, Ser. A	5.00	8/1/2038	14,075,000	15,599,919
Rhode Island Health & Educational Building Corp., Revenue Bonds (Providence College)	5.00	11/1/2047	2,045,000	2,076,388
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2032	405,000	449,590
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2033	435,000	481,212
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70	4.00	10/1/2049	3,130,000	3,095,252
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	3.00	10/1/2051	6,860,000	6,539,591
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	10/1/2026	300,000	312,785
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	4/1/2029	535,000	577,077
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	4/1/2027	500,000	524,813
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	10/1/2028	525,000	565,325
				30,221,952
South Carolina - 1.1%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000	[a] 4,988,512
South Carolina Public Service Authority, Revenue Bonds (Santee Cooper) Ser. A	4.00	12/1/2037	2,750,000	2,692,388
South Carolina Public Service Authority, Revenue Bonds (Santee Cooper) Ser. A	5.00	12/1/2033	3,750,000	4,090,529
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2032	1,340,000	1,460,746
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2033	1,400,000	1,520,074
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2031	2,245,000	2,435,697
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2029	1,705,000	1,822,002
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2030	2,140,000	2,305,181
				21,315,129
Tennessee - 1.7%
Knoxville, GO, Refunding	3.00	5/1/2036	2,830,000	2,595,202
Nashville & Davidson County Metropolitan Government, GO, Refunding	2.50	1/1/2029	5,000,000	4,663,957
Nashville & Davidson County Metropolitan Government, GO, Ser. B	4.00	1/1/2031	10,000,000	10,664,358

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Tennessee - 1.7% (continued)
Tennessee Housing Development Agency, Revenue Bonds, Ser. 1B	3.50	1/1/2047	645,000	635,066
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	625,000	618,487
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,900,000	1,954,383
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2027	1,800,000	1,874,658
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	2,870,000	3,019,877
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2039	6,000,000	6,213,404
				32,239,392
Texas - 12.1%
Alief Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2040	3,445,000	3,411,638
Alief Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2039	3,605,000	3,596,774
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000	4,262,517
Arlington Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2039	1,000,000	1,091,143
Arlington Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2040	2,000,000	2,172,768
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2025	5,000,000	5,104,961
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000	1,159,648
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	3,500,000	3,531,610
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2028	1,210,000	1,314,945
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program) Ser. T	4.00	8/15/2035	1,100,000	1,117,475
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program) Ser. T	4.00	8/15/2033	2,220,000	2,296,566
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2031	5,000,000	5,596,046
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2030	10,000,000	11,069,059
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2031	5,000,000	5,417,763
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2036	1,000,000	939,152
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2038	2,000,000	1,813,828
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2028	2,220,000	2,232,173
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2035	2,000,000	1,915,999
Dallas Hotel Occupancy, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	8/15/2038	1,000,000	922,721
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	690,000	521,460
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.75	8/15/2034	1,000,000	977,021
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	3/1/2036	4,330,000	3,898,714
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	3/1/2035	4,310,000	3,975,593
Greater Texoma Utility Authority, Revenue Bonds (Sherman Water & Sewer System Project) (Insured; Build America Mutual) Ser. A	5.00	10/1/2039	5,635,000	6,061,913

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Texas - 12.1% (continued)
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Memorial Hermann Health System Obligated Group)	5.00	12/1/2026	10,795,000	[a]	11,274,340
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Texas Children's Hospital Obligated Group)	5.00	10/1/2031	5,000,000	[a]	5,600,157
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2037	1,545,000		1,441,179
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2038	1,855,000		1,715,571
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2034	500,000		522,880
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2035	700,000		725,498
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2036	1,000,000		1,027,710
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2033	500,000		526,829
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2029	250,000		262,547
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2028	100,000		104,326
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2030	500,000		528,759
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2032	300,000		317,594
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2031	485,000		514,530
Houston, GO, Refunding, Ser. A	3.00	3/1/2037	2,305,000		1,936,777
Houston, GO, Refunding, Ser. A	3.00	3/1/2036	1,500,000		1,305,986
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2035	1,145,000		1,133,246
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2036	2,000,000		1,979,149
Houston Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,225,000		1,314,259
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000		16,637,440
Houston Community College System, GO, Refunding	4.00	2/15/2036	5,000,000		5,014,262
Houston Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000		1,448,261
Houston Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000		1,827,295
Houston Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000		1,820,933
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000		5,073,901
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000		3,046,943
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000		8,982,003
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000		1,941,378
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000		1,813,062
Pewitt Consolidated Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2039	1,110,000		1,208,850
Pewitt Consolidated Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2037	1,005,000		1,111,561
San Antonio Texas Electric & Gas Systems, Revenue Bonds, Refunding	4.00	2/1/2030	5,740,000		5,779,633
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2029	5,000,000		5,246,643
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2028	4,500,000		4,724,667

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Texas - 12.1% (continued)
Southwest Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/1/2041	2,000,000		2,150,545
Southwest Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/1/2040	1,965,000		2,119,431
Southwest Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/1/2039	1,500,000		1,623,686
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (CHRISTUS Health Obligated Group) Ser. A	5.00	7/1/2032	2,750,000	[a]	2,998,110
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Methodist Hospitals of Dallas Obligated Group)	5.00	10/1/2037	1,475,000		1,581,842
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group) (LOC; TD Bank NA) Ser. B	3.90	10/1/2041	2,500,000	[d]	2,500,000
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2036	1,400,000		1,572,216
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2035	1,520,000		1,729,615
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2034	2,500,000		2,864,418
Texas, GO, Ser. A	4.15	6/1/2043	600,000	[d]	600,000
Texas, GO, Ser. A	4.15	6/1/2044	1,000,000	[d]	1,000,000
Texas, GO, Ser. B	4.15	12/1/2043	2,400,000	[d]	2,400,000
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2035	1,250,000		1,204,660
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2035	1,330,000		1,284,612
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2033	1,215,000		1,186,442
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2033	2,750,000		2,687,035
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2034	1,500,000		1,457,180
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2034	1,500,000		1,459,332
Texas Tech University System, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2040	3,750,000		4,104,965
Texas Water Development Board, Revenue Bonds	4.50	10/15/2037	5,700,000		6,059,835
Texas Water Development Board, Revenue Bonds	5.00	8/1/2031	9,575,000		10,846,153
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000		5,181,829
				230,921,562
U.S. Related - .3%
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.50	10/1/2023	1,000,000	[e]	1,001,524
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000		2,046,070
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000		2,049,725
Puerto Rico, GO, Ser. A	0.00	7/1/2024	3,221	[b]	2,948
Puerto Rico, GO, Ser. A	0.00	7/1/2033	25,549	[b]	15,567
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	15,316		13,780
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	20,824		18,008
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	21,657		18,029
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	17,845		16,401
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	19,853		18,590
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	22,111		22,532
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	21,911		22,852
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	21,555		22,806
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	20,937		22,644

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.3% (continued)
U.S. Related - .3% (continued)
Puerto Rico, Notes	0.01	11/1/2043	130,816	[d]	67,534
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2028	2,500,000	[g]	681,250
				6,040,260
Utah - .9%
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2042	4,000,000		4,322,526
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2038	3,000,000		3,309,612
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2037	2,000,000		2,222,342
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000		2,501,872
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000		2,083,773
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000		2,603,450
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2030	215,000		237,713
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2031	235,000		262,537
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2028	225,000		242,224
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2029	200,000		218,634
				18,004,683
Vermont - .6%
University of Vermont & Agricultural College, Revenue Bonds, Refunding	5.00	10/1/2040	740,000		750,294
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center Obligated Group) Ser. A	5.00	12/1/2032	10,000,000		10,311,125
				11,061,419
Washington - 4.0%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding (Green Bond) Ser. S1	3.00	11/1/2036	10,000,000		8,918,225
Energy Northwest, Revenue Bonds, Refunding (Columbia Generating Station) Ser. A	5.00	7/1/2036	12,395,000		13,911,889
Franklin County School District No. 1, GO, Refunding (Insured; School Board Guaranty)	5.00	12/1/2038	5,000,000		5,520,730
King County Housing Authority, Revenue Bonds (Kirkland Heights Project) Ser. A	5.00	1/1/2028	5,225,000		5,359,273
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2028	5,000,000		5,278,151
Port of Seattle, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2030	2,800,000		3,016,542
Port of Seattle, Revenue Bonds, Ser. A	5.00	5/1/2026	5,000,000		5,140,879
Washington, GO, Ser. A	5.00	8/1/2038	11,705,000		13,064,970
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	3.00	12/1/2034	435,000	[f]	386,741
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	3.00	12/1/2035	445,000	[f]	383,809
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	3/1/2038	4,500,000		4,537,441
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2032	2,500,000		2,604,941
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2027	2,175,000		2,251,307
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2026	2,000,000		2,047,248

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.3% (continued)
Washington - 4.0% (continued)
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2025	1,700,000	1,722,486
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2029	500,000	536,676
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2027	500,000	522,534
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2032	500,000	540,603
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2031	790,000	855,017
				76,599,462
Wisconsin - .2%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Ascension Health Credit Group) Ser. A	5.00	11/15/2039	4,000,000	4,060,897
Total Investments (cost $1,995,909,308)			100.3%	1,917,026,466
Liabilities, Less Cash and Receivables			(0.3%)	(6,335,689)
Net Assets			100.0%	1,910,690,777

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $18,997,676 or .99% of net assets.

g Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
General	21.8
General Obligation	16.4
Medical	11.2
Transportation	10.1
Airport	8.8
Education	7.1
Water	5.7
Development	4.7
School District	3.9
Single Family Housing	3.3
Power	2.4
Tobacco Settlement	2.3
Prerefunded	.7
Multifamily Housing	.6
Utilities	.3
Housing	.3
Pollution	.3
Special Tax	.2
Nursing Homes	.2
100.3

† Based on net assets.

See notes to financial statements.

34

BNY Mellon National Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Ultra Long Bond	41	12/19/2023	5,228,166	5,308,219	(80,053)
Ultra 10 Year U.S. Treasury Notes	167	12/19/2023	19,195,041	19,390,266	(195,225)
Gross Unrealized Depreciation				(275,278)

See notes to financial statements.

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7%
Alabama - 3.0%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2023	2,000,000		1,999,729
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2024	3,000,000		2,992,584
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	5,000,000	[a]	4,959,963
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2026	450,000		448,950
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	12/1/2024	325,000		325,091
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2024	275,000		275,069
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	12/1/2025	420,000		419,245
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2025	300,000		299,800
Southeast Energy Authority A Cooperative District, Revenue Bonds, Ser. B1	5.00	8/1/2025	1,500,000		1,519,905
Southeast Energy Authority A Cooperative District, Revenue Bonds, Ser. B1	5.00	8/1/2024	1,000,000		1,006,694
				14,247,030
Arizona - 3.0%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2024	870,000		871,148
Chandler Industrial Development Authority, Revenue Bonds (Intel Corp.)	5.00	6/3/2024	7,000,000	[a]	7,026,978
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. A1	5.00	5/15/2026	2,750,000	[a]	2,850,365
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management Project) Ser. A2	2.20	6/3/2024	3,350,000	[a]	3,301,539
				14,050,030
Arkansas - .2%
Arkansas Development Finance Authority, Revenue Bonds (Arkansas Division of Emergency Management Project)	4.00	6/1/2029	1,000,000		1,017,410
California - 4.7%
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. B	4.00	11/1/2025	1,025,000		1,030,752
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	3.65	1/31/2024	7,500,000	[a,b]	7,460,953
California Pollution Control Financing Authority, Revenue Bonds, Refunding (American Water Capital Project)	0.60	9/1/2023	1,000,000	[a]	1,000,000
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. B3	2.13	11/15/2027	3,000,000	[b]	2,912,214
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	2.38	11/15/2028	1,000,000	[b]	964,507
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2025	500,000		508,008
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2024	700,000		705,802
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2026	600,000		616,374
Vernon Electric System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000		1,262,374
Western Placer Unified School District, BAN	2.00	6/1/2025	5,000,000		4,777,979
Western Placer Unified School District, BAN	2.00	6/1/2025	1,000,000		958,811
				22,197,774
Colorado - 1.2%
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association Collateral) Ser. K	3.88	5/1/2050	2,020,000		1,987,953
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association) Ser. B	3.00	5/1/2051	2,265,000		2,174,405

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Colorado - 1.2% (continued)
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	1,445,000		1,418,882
				5,581,240
Connecticut - .9%
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2024	340,000		342,220
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2026	200,000		205,240
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2025	600,000		594,558
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2024	650,000		647,314
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	4.00	11/15/2045	2,595,000		2,566,121
				4,355,453
District of Columbia - 4.7%
District of Columbia Water & Sewer Authority, Revenue Bonds, Ser. C	1.75	10/1/2024	21,000,000	[a]	20,439,239
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2025	1,500,000		1,531,989
				21,971,228
Florida - 3.5%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2024	1,900,000		1,927,862
Broward County Port Facilities, Revenue Bonds, Ser. B	5.00	9/1/2025	1,875,000		1,917,369
Broward County School District, COP, Ser. A	5.00	7/1/2025	5,660,000		5,810,233
Florida Insurance Assistance Interlocal Agency, Revenue Bonds, Refunding, Ser. A1	5.00	9/1/2027	2,500,000		2,605,974
Palm Beach County Housing Finance Authority, Revenue Bonds (Lakeside Commons)	5.00	4/1/2025	4,060,000	[a]	4,111,942
				16,373,380
Georgia - .9%
Main Street Natural Gas, Revenue Bonds, Ser. B	4.00	12/2/2024	2,600,000	[a]	2,595,293
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2025	1,000,000		991,243
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2024	700,000		696,851
				4,283,387
Illinois - 5.7%
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2024	850,000		847,054
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2025	5,000,000		5,061,844
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2024	500,000		501,425
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,000,000		2,027,546
Illinois Finance Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group)	5.00	5/1/2025	2,500,000	[c]	2,559,168
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,750,000	[a]	2,768,501
Illinois Housing Development Authority, Revenue Bonds (Berry Manor Apartments)	4.00	9/1/2024	1,000,000	[a]	997,970
Illinois Housing Development Authority, Revenue Bonds (Ogden Commons)	4.00	7/1/2025	2,315,000	[a]	2,306,131
Illinois Housing Development Authority, Revenue Bonds (South Shore) (Insured; Federal Housing Administration)	4.00	6/1/2025	1,000,000	[a]	997,671
Illinois Housing Development Authority, Revenue Bonds, Refunding (Insured; GNMA,FNMA,FHLMC) Ser. A2	3.15	8/1/2024	1,185,000		1,173,570
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2033	2,500,000		2,510,780

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Illinois - 5.7% (continued)
Springfield IL Electric, Revenue Bonds, Refunding	5.00	3/1/2027	5,200,000		5,268,781
				27,020,441
Indiana - 3.0%
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	4.00	12/1/2039	4,200,000	[d]	4,200,000
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. B	0.95	4/1/2026	3,300,000	[a]	2,947,751
Indiana Finance Authority, Revenue Bonds, Ser. D	5.00	8/1/2031	5,000,000		5,257,432
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	11/1/2025	690,000		696,438
Indiana Housing & Community Development Authority, Revenue Bonds (Emerald Pointe Apartments)	5.00	11/1/2024	1,135,000	[a]	1,143,437
				14,245,058
Iowa - 3.1%
Iowa Finance Authority, Revenue Bonds (Green Bond) (Gevo NW Iowa RNG) (LOC; Citibank NA)	1.50	4/1/2024	3,000,000	[a]	2,939,629
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2025	570,000		579,089
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2023	515,000		515,280
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2024	540,000		544,837
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	10,000,000	[a]	10,097,451
				14,676,286
Kentucky - 1.8%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	[a]	2,489,487
Owen County, Revenue Bonds, Refunding (Kentucky-American Water Co. Obligated Group) Ser. 2020	0.70	9/1/2023	2,500,000	[a]	2,500,000
Rural Water Financing Agency, Revenue Bonds (Public Construction Project) Ser. A	3.90	11/1/2025	3,250,000		3,224,945
				8,214,432
Louisiana - 1.8%
Louisiana Gasoline & Fuels Tax, Revenue Bonds, Refunding, Ser. A	4.50	5/1/2025	5,000,000	[c]	5,086,561
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds (Louisiana Insurance Guaranty Association)	5.00	8/15/2025	3,150,000		3,236,672
				8,323,233
Maine - .9%
Maine Housing Authority, Revenue Bonds, Ser. C	4.00	11/15/2050	1,945,000		1,923,518
Maine Housing Authority, Revenue Bonds, Ser. F	4.25	11/15/2048	2,150,000		2,137,128
				4,060,646
Maryland - .4%
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	3/1/2026	2,000,000		2,083,234
Massachusetts - 2.2%
Massachusetts, Revenue Bonds, Ser. A	3.68	7/15/2026	10,000,000		9,661,908
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2024	720,000		728,789
				10,390,697
Michigan - 2.1%
Central Michigan University, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. A	4.06	10/1/2032	2,900,000	[d]	2,900,000
Michigan Strategic Fund, Revenue Bonds (Consumers Energy Co.)	1.80	10/1/2024	6,650,000	[a]	6,471,815

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Michigan - 2.1% (continued)
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2026	450,000		471,603
				9,843,418
Minnesota - .2%
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.50	7/1/2050	1,035,000		1,007,725
Missouri - 1.2%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2025	650,000		663,549
Jackson County, Revenue Bonds (RIRR Right Of Way Project)	4.00	12/1/2026	1,345,000		1,362,914
Missouri Board of Public Buildings, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2026	2,000,000		2,001,054
Missouri Housing Development Commission, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.50	11/1/2050	1,740,000		1,695,516
				5,723,033
Montana - .1%
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2025	325,000		334,869
Nebraska - 1.4%
Nebraska Investment Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	9/1/2045	4,195,000		4,017,663
Nebraska Investment Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. E	3.75	9/1/2049	2,670,000		2,617,959
				6,635,622
Nevada - 1.1%
Clark County, GO, Refunding, Ser. B	5.00	11/1/2028	5,000,000		5,262,859
New Hampshire - 1.3%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	[a]	3,934,617
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000	[a]	1,967,308
				5,901,925
New Jersey - 2.8%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. N1	5.50	9/1/2025	1,250,000		1,299,046
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. GGG	5.25	9/1/2024	5,000,000	[b]	5,077,464
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2025	400,000		409,648
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Ser. H	3.00	10/1/2052	4,785,000		4,540,944
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2024	1,750,000		1,779,803
				13,106,905
New Mexico - 1.6%
New Mexico Mortgage Finance Authority, Revenue Bonds (Santa Fe Apartments)	5.00	6/1/2025	2,100,000	[a]	2,121,441
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	5,500,000	[a]	5,571,120
				7,692,561
New York - 13.2%
Long Island Power Authority, Revenue Bonds, Ser. B	1.65	9/1/2024	7,000,000	[a]	6,840,039
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,200,000	[a]	2,216,469
New York City, GO (LOC; U.S. Bank NA) Ser. L4	4.25	4/1/2038	4,700,000	[d]	4,700,000
New York City, GO, Refunding, Ser. F1	5.00	8/1/2026	2,000,000		2,105,635
New York City, GO, Ser. B5	3.95	10/1/2046	300,000	[d]	300,000
39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7% (continued)
New York - 13.2% (continued)
New York City Housing Development Corp., Revenue Bonds (Insured; Federal Housing Administration) Ser. D2	0.70	11/1/2024	2,000,000	[a]	1,907,181
New York City Housing Development Corp., Revenue Bonds (Insured; Federal Housing Administration) Ser. F2	0.60	7/1/2025	1,965,000	[a]	1,823,220
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. B1	3.92	6/15/2049	5,000,000	[d]	5,000,000
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA) Ser. M2	0.75	11/1/2025	5,000,000		4,619,351
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.85	11/1/2024	415,000		398,670
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.95	5/1/2025	1,000,000		943,304
New York State Housing Finance Agency, Revenue Bonds, Ser. P	1.60	11/1/2024	3,895,000		3,778,518
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 186	3.95	4/1/2025	2,860,000		2,854,369
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 191	3.00	10/1/2024	1,000,000		989,234
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2024	1,000,000		1,012,846
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2025	2,260,000		2,316,690
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2024	16,875,000	[a]	16,607,359
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B2	5.00	5/15/2026	3,500,000	[a]	3,621,360
				62,034,245
Ohio - 1.7%
American Municipal Power, Revenue Bonds, Refunding (Combined Hydroelectric) Ser. A2	1.00	8/15/2024	2,000,000	[a]	1,940,931
Lancaster Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2025	4,260,000	[a]	4,296,214
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.25	3/1/2050	1,675,000		1,622,810
				7,859,955
Oklahoma - 1.0%
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2024	5,000,000		4,910,659
Oregon - 1.8%
Oregon Business Development Commission, Revenue Bonds (Intel Corp. Project) Ser. 232	3.80	6/15/2028	3,000,000	[a]	2,996,454
Oregon Housing & Community Services Department, Revenue Bonds, Ser. C	3.00	1/1/2052	3,520,000		3,378,544
Oregon Housing & Community Services Department, Revenue Bonds, Ser. D	4.75	1/1/2050	2,080,000		2,086,171
				8,461,169
Pennsylvania - 2.8%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2026	1,660,000		1,715,019
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2025	500,000		510,752
Delaware County Industrial Development Authority, Revenue Bonds, Refunding (United Parcel Service)	4.10	9/1/2045	1,600,000	[d]	1,600,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds (System of Higher Education)	0.74	6/15/2024	4,000,000		3,856,982
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	1.75	8/1/2024	5,000,000	[a]	4,892,622

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Pennsylvania - 2.8% (continued)
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2024	500,000		500,660
				13,076,035
Rhode Island - 2.9%
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence Public Building Authority) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/2027	9,915,000		10,145,844
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.00	10/1/2050	1,620,000		1,555,775
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.50	10/1/2050	2,015,000		1,964,616
				13,666,235
South Carolina - 1.9%
South Carolina Housing Finance & Development Authority, Revenue Bonds, Ser. B	3.25	1/1/2052	2,625,000		2,539,593
South Carolina Ports Authority, Revenue Bonds	5.25	7/1/2025	1,445,000	[c]	1,481,441
South Carolina Ports Authority, Revenue Bonds	5.25	7/1/2025	5,000,000	[c]	5,126,093
				9,147,127
Texas - 16.1%
Alamo Heights Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	3.00	2/1/2026	2,500,000	[a]	2,468,060
Aldine Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2032	3,000,000		3,015,048
Austin Affordable Public Facility Corp., Revenue Bonds (Bridge at Turtle Creek)	0.42	12/1/2023	3,350,000	[a]	3,314,870
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2027	1,250,000		1,337,388
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2026	1,250,000		1,313,369
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2026	2,085,000		2,154,781
Dallas Housing Finance Corp., Revenue Bonds (Ash Creek Housing) (Insured; Federal Housing Administration)	5.00	12/1/2025	1,750,000	[a]	1,785,794
Denton County, GO, Refunding	4.00	7/15/2032	3,700,000		3,722,837
Denton County Housing Finance Corp., Revenue Bonds (Pathway on Woodrow Apartments)	5.00	2/1/2025	3,000,000	[a]	3,042,929
El Paso Housing Finance Corp., Revenue Bonds (Columbia Apartments Project)	4.50	3/1/2025	2,000,000	[a]	2,012,730
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	0.72	8/1/2026	1,680,000	[a]	1,485,936
Housing Options, Revenue Bonds (Estelle Village Apartments)	3.90	2/1/2025	3,150,000	[a]	3,126,347
Houston Housing Finance Corp., Revenue Bonds (Summerdale Apartments)	5.00	8/1/2026	2,500,000	[a]	2,561,244
Hutto Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. 2015	2.00	8/1/2025	2,000,000	[a]	1,936,704
Lone Star College System, GO, Refunding	5.00	2/15/2027	3,750,000		3,895,782
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.)	5.00	5/15/2025	2,125,000		2,183,950
Lubbock County, GO, Ser. A	5.00	2/15/2025	2,170,000		2,221,344
Matagorda County Navigation District No. 1, Revenue Bonds, Refunding	0.90	9/1/2023	3,750,000	[a]	3,750,000
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000	[a]	3,903,059
Permanent University Fund - University of Texas System, Revenue Bonds, Refunding, Ser. B	3.50	7/1/2027	9,740,000		9,741,590
Prosper Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	8/15/2025	5,805,000	[a]	5,693,909
Rankin Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2028	2,555,000		2,650,064

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Texas - 16.1% (continued)
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	1.75	12/1/2025	2,500,000	[a]	2,341,777
San Antonio Water System, Revenue Bonds, Ser. 2013-F	1.00	11/1/2026	1,275,000	[a]	1,126,966
Ysleta Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2025	5,000,000	[c]	5,154,402
				75,940,880
U.S. Related - .3%
Puerto Rico, Notes	0.01	11/1/2051	1,722,505	[d]	891,396
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. A	5.00	7/1/2062	271,068		267,341
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. B	0.00	7/1/2032	176,158	[e]	113,401
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. C	5.00	7/1/2053	301,333	[f]	190,970
				1,463,108
Virginia - 1.3%
Greater Richmond Convention Center Authority, Revenue Bonds, Refunding	5.00	6/15/2025	1,250,000	[c]	1,284,001
Halifax County Industrial Development Authority, Revenue Bonds (Virginia Electric & Power Co.)	1.65	5/31/2024	1,750,000	[a]	1,709,313
Louisa Industrial Development Authority, Revenue Bonds (Virginia Electric & Power Co.)	1.65	5/31/2024	3,000,000	[a]	2,930,250
				5,923,564
Washington - 2.6%
Benton County School District No. 17, GO (Insured; School Bond Guaranty)	5.00	12/1/2031	1,100,000		1,126,334
Everett Housing Authority, Revenue Bonds (Baker Heights Legacy)	0.30	9/1/2023	1,000,000	[a]	1,000,000
King County Housing Authority, Revenue Bonds, Refunding	2.00	10/1/2023	100,000		99,860
King County Housing Authority, Revenue Bonds, Refunding	3.00	10/1/2025	150,000		147,754
King County Housing Authority, Revenue Bonds, Refunding	3.00	10/1/2024	100,000		99,285
King County Housing Authority, Revenue Bonds, Refunding	4.00	10/1/2026	150,000		151,018
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2026	4,600,000		4,745,926
Seattle Housing Authority, Revenue Bonds (LAM BOW Apartments Project)	1.25	6/1/2024	1,500,000		1,471,315
Spokane County School District No. 356, GO (Insured; School Bond Guaranty)	5.00	12/1/2031	2,500,000		2,557,726
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	12/1/2025	275,000	[b]	281,751
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	12/1/2024	200,000	[b]	203,297
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	12/1/2023	250,000	[b]	250,810
				12,135,076
Wisconsin - 2.3%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group)	5.00	6/24/2026	1,200,000	[a]	1,245,022
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group) Ser. B2	5.00	6/24/2026	1,000,000	[a]	1,037,519
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B5	5.00	12/3/2024	4,660,000	[a]	4,724,692
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Refunding, Ser. B	0.40	11/1/2023	1,840,000	[a]	1,827,181

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Wisconsin - 2.3% (continued)
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Refunding, Ser. B	0.50	11/1/2024	2,000,000	[a] 1,899,748
				10,734,162
Total Investments (cost $488,625,340)			100.7%	473,952,091
Liabilities, Less Cash and Receivables			(0.7%)	(3,275,917)
Net Assets			100.0%	470,676,174

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $17,150,996 or 3.64% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

Portfolio Summary (Unaudited) †	Value (%)
General	23.2
Multifamily Housing	10.1
Development	9.2
Single Family Housing	8.8
Water	7.1
School District	6.3
General Obligation	6.1
Education	6.0
Prerefunded	4.4
Medical	4.1
Power	3.8
Airport	3.5
Utilities	2.0
Pollution	1.6
Transportation	1.5
Special Tax	1.2
Nursing Homes	.8
Housing	.6
Facilities	.4
100.7

† Based on net assets.

See notes to financial statements.

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7%
Alabama - .9%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	750,000	[a]	733,305
Illinois - 3.7%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	500,000		531,324
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		527,086
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		511,791
Chicago II, GO, Ser. A	5.00	1/1/2024	500,000		501,425
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	1,140,000		1,112,441
				3,184,067
Iowa - .6%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	525,000	[a]	530,116
Kentucky - 2.3%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,000,000	[a]	995,795
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	1,000,000	[a]	1,000,670
				1,996,465
New Jersey - 2.2%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000		936,395
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000		935,743
				1,872,138
New York - 5.9%
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,675,000		1,503,342
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b]	2,153,451
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,350,000		1,352,889
				5,009,682
Pennsylvania - 84.8%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000		1,033,144
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University) Ser. A	4.00	3/1/2037	1,000,000		977,254
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2030	1,000,000		1,047,258
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	7/15/2034	690,000		742,728
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2038	850,000		718,393
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2036	800,000		704,950
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2035	775,000		702,616
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2038	600,000		572,258
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2034	1,000,000		1,059,456
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	1,500,000		1,591,537
Cumberland Valley School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2042	500,000		536,236
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project) Ser. A	5.00	6/1/2029	1,000,000		1,031,725
Delaware County Industrial Development Authority, Revenue Bonds, Refunding (United Parcel Service)	4.10	9/1/2045	1,300,000	[c]	1,300,000
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		870,500

44

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Pennsylvania - 84.8% (continued)
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2028	425,000		439,692
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2029	355,000		368,681
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2027	595,000		613,791
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2035	1,100,000		1,177,921
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	500,000	[a]	520,252
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	1,005,000	[a]	1,073,650
Haverford Township, GO, Ser. A	5.00	10/1/2044	1,000,000		1,094,991
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Masonic Homes Project) (LOC; JPMorgan Chase Bank NA) Ser. D	3.90	7/1/2034	1,300,000	[c]	1,300,000
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2028	110,000		111,421
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2031	175,000		177,507
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2030	135,000		136,748
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2029	150,000		152,247
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2024	80,000		80,132
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2027	145,000		146,347
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2026	150,000		150,850
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2025	115,000		115,482
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/15/2031	1,500,000		1,539,103
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000		461,125
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000		516,160
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000		512,455
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		987,434
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000		1,159,723
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000		1,058,213
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lafayette College) Ser. A	5.00	11/1/2023	1,000,000	[d]	1,002,455
Pennsylvania, GO	3.00	5/15/2034	1,000,000		925,497
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	10/15/2037	1,375,000		1,339,422
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build American Mutual) Ser. AT1	5.00	6/15/2027	1,000,000		1,047,792
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2033	1,000,000		1,091,760
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		1,953,418
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2029	1,115,000		1,208,672

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Pennsylvania - 84.8% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2035	1,200,000		1,239,020
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences in Philadelphia)	5.00	11/1/2025	1,000,000		1,022,798
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	1,070,000		1,039,602
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 141A	5.75	10/1/2053	1,250,000		1,321,632
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 2019-131A	3.50	4/1/2049	1,160,000		1,141,305
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2040	1,260,000		1,308,710
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,000,000		1,084,025
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,230,000		1,282,862
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2035	650,000		739,718
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,058,942
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,000,000		1,017,857
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,042,199
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,520,000		1,584,519
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2027	850,000		889,103
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2026	850,000		878,889
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Obligated Group Project)	4.00	7/1/2036	1,000,000		1,002,712
Philadelphia Water & Wastewater, Revenue Bonds, Ser. C	5.00	6/1/2037	1,000,000		1,080,743
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2033	325,000		299,803
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2032	500,000		472,202
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,062,227
Radnor Township School District, GO (Insured; State Aid Withholding)	4.00	8/15/2036	1,000,000		1,018,977
Southeastern Pennsylvania Transportation Authority, Revenue Bonds	5.00	6/1/2038	1,500,000		1,647,250
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding) Ser. R	3.00	5/15/2031	1,730,000		1,668,319
Swarthmore Borough Authority, Revenue Bonds, Refunding (Swarthmore College)	5.00	9/15/2045	1,030,000		1,113,895
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2023	1,260,000		1,263,870
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2042	2,000,000		2,073,056
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000		1,057,533
The Philadelphia School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2034	650,000		697,422
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	500,000		534,263
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2034	240,000		257,062
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2026	275,000	[d]	286,477
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2026	250,000	[d]	260,434

46

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.7% (continued)
Pennsylvania - 84.8% (continued)
Upper Moreland Township School District, GO, Refunding (Insured; State Aid Withholding)	4.00	10/1/2033	610,000	618,873
Upper St. Clair Township School District, GO (Insured; State Aid Withholding)	5.00	10/1/2041	1,000,000	1,014,171
West Chester Area School District, GO, Refunding (Insured; State Aid Withholding)	2.00	3/15/2031	820,000	713,484
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000	1,039,478
Whitemarsh Township, GO, Refunding	4.00	11/15/2039	1,000,000	972,042
				72,156,470
U.S. Related - .3%
Puerto Rico, Notes	2.28	11/1/2051	560,320	[c] 233,233
Total Investments (cost $89,739,399)			100.7%	85,715,476
Liabilities, Less Cash and Receivables			(0.7%)	(594,212)
Net Assets			100.0%	85,121,264

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $2,153,451 or 2.53% of net assets.

c The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Education	19.9
Medical	16.5
School District	11.3
General Obligation	10.3
Development	9.1
Transportation	6.4
General	6.1
Tobacco Settlement	5.3
Airport	4.3
Single Family Housing	4.1
Water	2.8
Prerefunded	1.8
Nursing Homes	1.5
Facilities	1.3
100.7

† Based on net assets.

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
Ultra 10 Year U.S. Treasury Notes	8	12/19/2023	919,523	928,875	(9,352)
Gross Unrealized Depreciation				(9,352)

See notes to financial statements.

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.0%
Alabama - .8%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	1,500,000	[a]	1,466,611
Illinois - 3.2%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	1,000,000		1,062,649
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	1,000,000		1,054,173
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	2,100,000		2,049,234
Illinois, GO, Ser. D	5.00	11/1/2026	1,500,000		1,559,257
				5,725,313
Iowa - .6%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	1,000,000	[a]	1,009,745
Kentucky - 3.0%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	[a]	2,489,487
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	3,000,000	[a]	3,002,011
				5,491,498
Massachusetts - 87.7%
Barnstable, BAN	6.00	6/7/2024	2,000,000		2,039,886
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2028	1,000,000		1,065,966
Boston, GO, Ser. A	3.00	11/1/2034	2,035,000		1,941,615
Boston, GO, Ser. A	5.00	11/1/2042	1,330,000		1,482,369
Boston, GO, Ser. A	5.00	11/1/2037	3,100,000		3,554,392
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2026	565,000		599,396
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/1/2026	615,000		645,474
Gloucester, GO, Refunding	3.00	9/15/2033	725,000		691,556
Gloucester, GO, Refunding	3.00	9/15/2032	925,000		886,320
Groton, BAN	4.50	6/21/2024	2,000,000		2,015,562
Groton, GO	3.00	8/15/2033	390,000		377,417
Hingham, GO	3.00	2/15/2036	375,000		346,476
Hingham, GO	3.00	2/15/2034	1,240,000		1,192,434
Lowell Collegiate Charter School, Revenue Bonds	4.00	6/15/2024	110,000		109,222
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2039	1,330,000		1,281,532
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2029	485,000		487,835
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2034	845,000		865,656
Marlborough, BAN	4.50	6/13/2024	2,500,000		2,521,184
Massachusetts, GO, Refunding, Ser. A	5.00	7/1/2037	1,000,000		1,023,470
Massachusetts, GO, Refunding, Ser. B	5.00	5/1/2037	1,000,000		1,134,154
Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2035	2,500,000		2,596,115
Massachusetts, GO, Ser. A	3.00	2/1/2037	2,000,000		1,789,307
Massachusetts, GO, Ser. A	5.00	5/1/2043	1,000,000		1,094,880
Massachusetts, GO, Ser. A	5.00	5/1/2041	500,000		551,141
Massachusetts, GO, Ser. C	5.00	10/1/2052	2,500,000		2,663,578
Massachusetts, GO, Ser. C	5.00	10/1/2035	2,500,000		2,865,003
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding, Ser. A1	4.00	7/1/2036	4,000,000		4,093,010
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding, Ser. A1	5.00	7/1/2038	600,000		674,498
Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A	5.00	7/1/2038	600,000		674,498
Massachusetts College Building Authority, Revenue Bonds (Green Bond) Ser. A	3.00	5/1/2033	535,000		506,339
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2033	2,500,000		2,614,733
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000		286,286

48

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.0% (continued)
Massachusetts - 87.7% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000	172,442
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000	349,967
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000	334,736
Massachusetts Development Finance Agency, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. C	4.00	11/1/2046	500,000	444,236
Massachusetts Development Finance Agency, Revenue Bonds (The Trustees of The Deerfield Academy)	5.00	10/1/2032	1,150,000	1,339,131
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2024	550,000	554,696
Massachusetts Development Finance Agency, Revenue Bonds, Refunding	5.00	7/1/2032	1,910,000	1,962,832
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2036	825,000	820,868
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2035	1,000,000	1,004,808
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Obligated Group) Ser. E	5.00	7/1/2025	500,000	509,281
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. I	5.00	7/1/2029	2,000,000	2,073,882
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000	1,283,903
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000	1,014,833
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000	945,987
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2036	500,000	500,260
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000	356,295
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000	395,895
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000	376,228
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	5.00	7/1/2037	1,600,000	1,575,743
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University) Ser. A	5.00	7/15/2027	2,000,000	2,109,611
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000	476,327
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. E	5.00	11/1/2038	2,500,000	2,505,151
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. F	5.00	11/1/2037	725,000	799,526
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. F	5.00	11/1/2038	755,000	825,645
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000	2,467,177
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	5.00	7/1/2037	705,000	742,012
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2033	1,500,000	1,505,996
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2040	1,730,000	1,662,408
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2024	465,000	465,575
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2039	1,430,000	1,431,767

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.0% (continued)
Massachusetts - 87.7% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2039	70,000		70,087
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000		1,017,240
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000		707,421
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2024	530,000		533,289
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2028	750,000		773,968
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2025	500,000		506,819
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2028	1,000,000		1,062,645
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	1,000,000		1,034,076
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2036	2,000,000		2,121,067
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6E-R	3.80	10/1/2042	1,900,000	[b]	1,900,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of The College of The Holy Cross) (LOC; Bank of America NA) Ser. A	3.95	9/1/2037	400,000	[b]	400,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2025	2,375,000		2,412,393
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2036	1,340,000		1,363,710
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellesley College)	4.00	7/1/2036	2,000,000		2,047,758
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2027	475,000		500,561
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000		503,752
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000		504,569
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	1,500,000		1,426,197
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000		998,560
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000		434,841
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000		209,419
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000		146,397
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000		887,980
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A2	5.00	7/1/2037	2,460,000		2,642,421
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2032	515,000		557,956
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2035	400,000		424,073
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2036	450,000		472,695

50

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.0% (continued)
Massachusetts - 87.7% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000		213,789
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000		172,990
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000		215,348
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	3,000,000		3,025,880
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Baystate Medical Center) (LOC; TD Bank NA)	3.80	7/1/2039	100,000	[b]	100,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Museum of Fine Arts) Ser. A1	3.87	12/1/2037	3,100,000	[b]	3,100,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Partners Healthcare) (LOC; TD Bank NA) Ser. F3	4.00	7/1/2040	2,200,000	[b]	2,200,000
Massachusetts Housing Finance Agency, Revenue Bonds (Insured; Federal Housing Administration) Ser. A1	2.55	12/1/2040	1,500,000		1,114,840
Massachusetts Housing Finance Agency, Revenue Bonds (Insured; Federal Housing Administration) Ser. A3	0.88	12/1/2023	915,000		908,849
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 195	4.00	12/1/2048	555,000		549,316
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 220	3.00	12/1/2050	1,660,000		1,593,770
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 183	3.50	12/1/2046	280,000		276,282
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207	4.00	6/1/2049	1,530,000		1,512,658
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 211	3.50	12/1/2049	620,000		605,192
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 221	3.00	12/1/2050	1,355,000		1,300,547
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000		917,813
Massachusetts Municipal Wholesale Electric Co., Revenue Bonds (Project 2015-A) Ser. A	4.00	7/1/2035	650,000		654,909
Massachusetts Port Authority, Revenue Bonds (Green Bond) Ser. A	5.00	7/1/2034	1,500,000		1,656,770
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	865,000		917,854
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2029	1,000,000		1,062,931
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2035	500,000		527,247
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000		2,096,735
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000		2,127,098
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2030	1,635,000		1,760,372
Massachusetts Transportation Fund, Revenue Bonds (Bridge Program) Ser. A	5.00	6/1/2044	1,500,000		1,509,493
Medway, GO	3.00	9/1/2031	500,000		495,349
Medway, GO	3.00	9/1/2032	700,000		683,327
Middleborough, GO, Refunding	3.00	10/1/2034	1,455,000		1,373,729
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2027	525,000		554,273
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2030	315,000		315,413
Natick, GO	4.00	7/15/2033	3,000,000		3,083,369
Plainville, GO	4.00	10/15/2030	1,210,000		1,246,225
Quincy, GO, Refunding, Ser. A	4.00	6/1/2038	500,000		508,657

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.0% (continued)
Massachusetts - 87.7% (continued)
Rockland, GO, Refunding	3.00	10/1/2032	1,000,000	957,988
Sharon, GO	3.00	2/15/2033	1,750,000	1,673,772
Shrewsbury, GO	3.00	1/15/2034	2,160,000	2,078,530
Somerville, GO, Refunding	3.00	6/1/2035	1,125,000	1,053,475
Somerville, GO, Refunding	3.00	6/1/2034	1,045,000	1,002,535
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2033	2,300,000	2,358,798
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 21	5.00	8/1/2035	2,250,000	2,437,325
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding (MWRA Program) Ser. A	5.75	8/1/2029	155,000	155,255
Waltham, GO	3.00	10/15/2032	1,160,000	1,115,792
Westborough, BAN, Refunding	5.00	3/28/2024	3,000,000	3,029,365
Winchester, GO, Refunding	4.00	3/15/2038	1,065,000	1,070,729
Worcester, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	2/15/2033	2,000,000	1,675,086
				158,328,091
Nebraska - 1.6%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	3,000,000	[a] 2,981,611
New York - 2.5%
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	2,675,000	2,400,860
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[c] 2,153,451
				4,554,311
U.S. Related - .6%
Puerto Rico, Notes	2.28	11/1/2051	455,259	[b] 189,502
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2029	285,000	301,409
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2028	260,000	272,643
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2027	310,000	321,517
				1,085,071
Total Investments (cost $189,735,300)			100.0%	180,642,251
Liabilities, Less Cash and Receivables			0.0%	(70,641)
Net Assets			100.0%	180,571,610

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $2,153,451 or 1.19% of net assets.

52

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	24.6
Education	20.4
General	13.0
Medical	12.4
School District	8.3
Airport	5.6
Development	3.7
Single Family Housing	3.2
Water	2.7
Multifamily Housing	2.3
Student Loan	1.7
Power	1.0
Transportation	.8
Housing	.3
100.0

† Based on net assets.

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
Ultra 10 Year U.S. Treasury Notes	16	12/19/2023	1,839,046	1,857,750	(18,704)
Gross Unrealized Depreciation				(18,704)

See notes to financial statements.

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.3%
Alabama - .7%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	750,000	[a]	733,306
Illinois - 2.4%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	500,000		531,324
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		527,086
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		511,791
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	1,000,000		975,826
				2,546,027
Iowa - .5%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	525,000	[a]	530,116
Kentucky - 1.4%
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	1,500,000	[a]	1,501,005
Nebraska - .9%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	1,000,000	[a]	993,871
New Jersey - 1.5%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000		802,624
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000		802,066
				1,604,690
New York - 90.5%
Albany Capital Resource Corp., Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. D	4.00	11/1/2046	500,000		444,236
Battery Park Authority, Revenue Bonds	5.00	11/1/2048	1,000,000		1,073,250
Berne-Knox-Westerlo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	7/1/2031	1,160,000		1,017,954
Brookhaven, GO, Refunding, Ser. C	2.00	1/15/2030	1,000,000		906,421
Build NYC Resource Corp., Revenue Bonds (KIPP NYC Public Charter Schools)	5.00	7/1/2042	1,000,000		1,004,896
Colonie, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.00	3/1/2030	1,025,000		908,503
Dutchess County Local Development Corp., Revenue Bonds (Marist College Project) Ser. A	5.00	7/1/2040	1,000,000		1,014,364
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000		1,040,148
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	1,150,000		1,189,842
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000		536,224
Dutchess County Local Development Corp., Revenue Bonds, Ser. B	5.00	7/1/2026	1,000,000		1,016,583
Huntington, GO, Ser. A	2.00	6/15/2031	1,635,000		1,442,573
Island Trees Union Free School District, GO, Refunding (Insured; State Aid Withholding)	2.00	5/15/2032	1,545,000		1,310,143
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	1,000,000		1,057,000
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,300,000	[a]	2,317,217
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,028,524
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,027,059
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,245,584
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,027,003

54

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.3% (continued)
New York - 90.5% (continued)
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,026,564
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,128,585
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,007,046
Nassau County, GO, Ser. B	5.00	4/1/2024	1,500,000	[b]	1,514,717
Nassau County Local Economic Assistance Corp., Revenue Bonds (Roosevelt Children's Academy Charter School) Ser. A	4.00	7/1/2033	730,000		714,428
New York City, GO (LOC; U.S. Bank NA) Ser. L4	4.25	4/1/2038	3,000,000	[c]	3,000,000
New York City, GO, Ser. E1	5.00	4/1/2038	1,500,000		1,646,426
New York City Housing Development Corp., Revenue Bonds	2.40	11/1/2030	720,000		644,099
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		981,578
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2033	1,540,000		1,407,529
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2030	1,600,000		1,747,402
New York City Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	4.25	6/15/2035	1,000,000	[c]	1,000,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. DD	3.00	6/15/2038	500,000		421,436
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,096,080
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	1,000,000		1,073,768
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. E1	5.00	11/1/2038	1,000,000		1,097,453
New York City Transitional Finance Authority, Revenue Bonds, Ser. B	5.00	5/1/2035	1,000,000		1,143,924
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	4.00	2/1/2040	1,075,000		1,062,430
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,500,000		1,346,277
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[d]	1,914,179
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[d]	1,494,836
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	1.90	11/15/2031	1,000,000		853,606
New York Liberty Development Corp., Revenue Bonds, Refunding, Ser. 1WTC	3.00	2/15/2042	500,000		383,237
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2037	225,000		226,040
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2038	275,000		273,689
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2039	250,000		246,134
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2040	250,000		244,034
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	4.00	7/1/2037	350,000		350,864
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2036	1,000,000		1,082,168

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.3% (continued)
New York - 90.5% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,420,000		1,450,817
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2025	110,000	[b]	113,273
New York State Dormitory Authority, Revenue Bonds, Refunding (The New York & Presbyterian Hospital Obligated Group) Ser. A	5.00	8/1/2038	1,200,000		1,327,824
New York State Dormitory Authority, Revenue Bonds, Refunding (The Rockefeller University) Ser. A	5.00	7/1/2035	1,000,000		1,105,945
New York State Dormitory Authority, Revenue Bonds, Ser. A1	4.00	7/1/2027	990,000		1,007,107
New York State Environmental Facilities Corp., Revenue Bonds, Refunding	5.00	6/15/2041	1,100,000		1,205,184
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000		1,000,208
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. L1	1.50	11/1/2029	520,000		443,235
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 203	3.10	10/1/2032	1,500,000		1,373,718
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	1,000,000		853,026
New York State Mortgage Agency, Revenue Bonds, Ser. 226	1.70	4/1/2027	1,270,000		1,189,413
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. E	4.00	3/15/2036	1,050,000		1,073,372
New York Transportation Development Corp., Revenue Bonds	4.00	10/31/2034	500,000		482,616
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,575,000		1,578,370
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2026	925,000		947,745
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2024	1,050,000		1,055,547
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2025	1,330,000		1,348,027
Onondaga County Trust for Cultural Resources, Revenue Bonds, Refunding (Syracuse University Project)	5.00	12/1/2040	1,350,000		1,450,564
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2036	1,000,000		1,019,930
South Glens Falls Central School District, GO, Refunding (Insured; State Aid Withholding) Ser. A	2.00	7/15/2030	1,000,000		871,634
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2038	250,000		255,029
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2040	575,000		581,883
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2037	250,000		256,338
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000		1,037,764
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2035	710,000		741,540
The New York City Cultural Resources Trust, Revenue Bonds, Refunding (Lincoln Center for the Performing Arts) Ser. A	4.00	12/1/2035	1,275,000		1,310,525
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2038	1,500,000		1,487,620
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2028	1,500,000	[a]	1,359,937
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2036	1,525,000		1,596,682
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	3.00	5/15/2032	2,500,000		2,462,484
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	5/15/2044	1,000,000		1,076,916
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2028	1,270,000		1,354,032

56

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.3% (continued)
New York - 90.5% (continued)
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	500,000	503,610
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2034	1,500,000	1,569,809
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE-1	5.00	12/15/2035	2,360,000	2,725,726
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2031	1,105,000	968,348
Westchester County, GO, Ser. A	2.00	10/15/2032	1,000,000	848,463
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000	1,008,740
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000	1,232,244
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000	1,115,961
Westchester County Local Development Corp., Revenue Bonds, Refunding (Westchester Medical Center)	5.00	11/1/2028	1,000,000	1,003,175
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2024	1,000,000	1,010,347
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	4.00	10/15/2029	200,000	188,063
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	320,000	298,490
				97,627,334
U.S. Related - .4%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2029	140,000	148,060
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2028	120,000	125,835
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2027	140,000	145,201
				419,096
Total Investments (cost $111,289,235)			98.3%	105,955,445
Cash and Receivables (Net)			1.7%	1,869,525
Net Assets			100.0%	107,824,970

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $3,409,015 or 3.16% of net assets.

57

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	18.0
General	17.0
Development	10.6
General Obligation	10.5
Transportation	8.1
Medical	6.1
Airport	4.1
Power	4.0
School District	3.9
Water	3.4
Single Family Housing	3.2
Tobacco Settlement	2.9
Multifamily Housing	2.8
Housing	2.2
Prerefunded	1.5
98.3

† Based on net assets.

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
Ultra 10 Year U.S. Treasury Notes	9	12/19/2023	1,034,463	1,044,984	(10,521)
Gross Unrealized Depreciation				(10,521)

See notes to financial statements.

58

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .9%
Commercial & Professional Services - .4%
Southern California University, Sr. Unscd. Bonds	4.98	10/1/2053	7,500,000		7,370,367
Health Care - .3%
AHS Hospital Corp., Sr. Unscd. Bonds, Ser. 2021	2.78	7/1/2051	5,000,000		3,145,264
WakeMed, Unscd. Notes, Ser. A	3.29	10/1/2052	5,000,000		3,459,812
				6,605,076
Industrial - .2%
LBJ Infrastructure Group, Sr. Scd. Bonds	3.80	12/31/2057	5,000,000	[a]	3,206,764
Total Bonds and Notes (cost $22,500,000)			17,182,207

Long-Term Municipal Investments - 100.8%
Alabama - 1.4%
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		5,182,077
Black Belt Energy Gas District, Revenue Bonds (Project No. 6) Ser. B	4.00	12/1/2026	10,000,000	[b]	9,777,408
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 3) Ser. A1	5.50	12/1/2029	5,000,000	[b]	5,244,954
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 4) Ser. B1	5.00	8/1/2028	5,000,000	[b]	5,102,040
Southeast Energy Authority A Cooperative District, Revenue Bonds (Project No. 5) Ser. A	5.25	7/1/2029	2,500,000	[b]	2,592,296
				27,898,775
Arizona - 2.2%
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects)	5.00	7/1/2049	1,000,000	[a]	905,883
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.50	7/1/2038	1,165,000	[a]	1,174,385
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.63	7/1/2048	2,000,000	[a]	1,985,276
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.75	7/1/2053	3,260,000	[a]	3,255,076
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000		1,526,360
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000		1,282,631
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		1,715,866
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,625,000		1,649,755
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2043	1,750,000		1,138,825
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2049	1,400,000		728,749
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2043	1,650,000		898,184
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2061	3,700,000		2,883,034
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2041	720,000		636,594
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2051	1,750,000		1,428,246
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[a]	614,637
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[a]	376,178
Arizona Industrial Development Authority, Revenue Bonds (MACOMBS Facility Project) Ser. A	4.00	7/1/2041	950,000		839,951

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Arizona - 2.2% (continued)
Arizona Industrial Development Authority, Revenue Bonds (NCCU Properties) (Insured; Build America Mutual) Ser. A	4.00	6/1/2044	2,000,000		1,831,656
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	3.00	2/1/2045	1,600,000		1,189,820
Arizona Industrial Development Authority, Revenue Bonds (Somerset Academy of Las Vegas)	4.00	12/15/2041	500,000	[a]	400,814
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. 2019 F	3.00	1/1/2049	3,000,000		2,148,839
Maricopa County Pollution Control Corp., Revenue Bonds, Refunding (Southern California Edison)	2.40	6/1/2035	5,000,000		3,878,560
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		8,017,767
Pinal County Industrial Development Authority, Revenue Bonds (WOF SW GGP 1 Project) Ser. A	5.50	10/1/2033	2,056,000	[a]	1,936,052
				42,443,138
Arkansas - .9%
Arkansas Development Finance Authority, Revenue Bonds (Green Bond) (U.S. Steel Corp.)	5.45	9/1/2052	2,500,000		2,439,523
Arkansas Development Finance Authority, Revenue Bonds (Green Bond) (U.S. Steel Corp.)	5.70	5/1/2053	7,000,000		7,029,542
Arkansas Development Finance Authority, Revenue Bonds, Green Bonds, Ser. A	6.88	7/1/2048	2,500,000	[a]	2,559,682
Arkansas University, Revenue Bonds (Fayetteville Campus)	5.00	11/1/2042	5,990,000		6,208,589
				18,237,336
California - 15.6%
Alameda Corridor Transportation Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2052	2,000,000		2,116,718
California, GO	5.00	4/1/2049	2,500,000		2,647,148
California, GO, Refunding	5.00	10/1/2045	5,095,000		5,600,721
California, GO, Refunding	5.25	10/1/2045	4,000,000		4,483,647
California, GO, Refunding	5.25	10/1/2050	6,000,000		6,661,189
California, GO, Refunding	5.25	9/1/2047	1,000,000		1,108,956
California University, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	5,000,000		5,322,929
California Community Choice Financing Authority, Revenue Bonds (Green Bond) (Clean Energy Project)	5.25	10/1/2031	6,000,000	[b]	6,223,262
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	3,000,000	[b]	2,936,663
California Community College Financing Authority, Revenue Bonds (Napa Valley College Project) Ser. A	4.25	7/1/2032	500,000	[a]	475,195
California Community College Financing Authority, Revenue Bonds (Napa Valley College Project) Ser. A	5.75	7/1/2060	3,000,000	[a]	2,954,569
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,750,000		2,767,841
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,265,338
California Community Housing Agency, Revenue Bonds (Arbors Apartments) Ser. A	5.00	8/1/2050	7,500,000	[a]	6,801,629
California Community Housing Agency, Revenue Bonds (Creekwood Apartments) Ser. A	4.00	2/1/2056	5,000,000	[a]	3,120,853
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	3.00	8/1/2056	3,000,000	[a]	1,972,010
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	4.00	8/1/2046	2,495,000	[a]	1,997,801
California Community Housing Agency, Revenue Bonds (Serenity at Larkspur Apartments) Ser. A	5.00	2/1/2050	5,000,000	[a]	3,943,361
California Community Housing Agency, Revenue Bonds (Stoneridge Apartments) Ser. A	4.00	2/1/2056	3,250,000	[a]	2,369,621
California Community Housing Agency, Revenue Bonds (Verdant at Green Valley Project)	5.00	8/1/2049	5,000,000	[a]	4,586,889

60

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
California - 15.6% (continued)
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		1,587,533
California Educational Facilities Authority, Revenue Bonds (Green Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,076,847
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,042,523
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		2,540,971
California Health Facilities Financing Authority, Revenue Bonds	4.35	6/1/2041	2,000,000		1,775,729
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	1,000,000		1,000,777
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	5/15/2046	5,000,000		4,752,393
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Portfolio Project) Ser. A-1	5.00	1/1/2056	1,200,000	[a]	935,475
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		603,128
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		2,752,036
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		5,982,680
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		5,026,881
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		5,058,892
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,009,641
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		3,312,463
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		2,665,777
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,343,745
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		7,420,507
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside II)	5.00	5/15/2049	2,000,000		1,991,252
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2052	2,075,000	[a]	1,814,950
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2040	1,515,000	[a]	1,407,302
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2049	1,515,000	[a]	1,358,564
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2057	1,650,000	[a]	1,439,439
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2047	2,250,000		2,222,635
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2041	1,200,000		1,138,244
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2047	700,000		638,637
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[a]	1,063,042
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		2,962,853
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Centers) Ser. A	5.00	2/1/2042	1,000,000		1,013,562

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
California - 15.6% (continued)
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility Project)	7.50	12/1/2040	5,000,000	[a,c]	2,999,956
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. 85	3.13	5/15/2029	1,000,000	[a]	946,989
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2056	500,000	[a]	429,605
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2051	250,000	[a]	218,319
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2036	500,000	[a]	484,468
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2046	780,000	[a]	698,171
California Public Finance Authority, Revenue Bonds (Hoag Memorial Hospital Presbyterian Obligated Group) Ser. A	4.00	7/15/2051	3,555,000		3,309,534
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2051	750,000	[a]	601,732
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2061	2,270,000	[a]	1,741,575
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2036	300,000	[a]	279,929
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2041	500,000	[a]	436,001
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2038	1,000,000	[a]	1,004,051
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	2,750,000	[a]	2,611,076
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[a]	602,627
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[a]	872,422
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2047	1,500,000	[a]	1,328,596
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[a]	1,008,741
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2038	1,500,000	[a]	1,503,299
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	6,500,000	[a]	6,503,901
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,023,966
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	4.00	4/1/2042	1,600,000		1,475,305
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	1,500,000		1,515,707
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2044	3,000,000		2,975,924
CMFA Special Finance Agency, Revenue Bonds, Ser. A1	3.00	12/1/2056	1,000,000	[a]	655,996
CMFA Special Finance Agency VIII, Revenue Bonds, Ser. A2	4.00	8/1/2047	3,400,000	[a]	2,772,876
CSCDA Community Improvement Authority, Revenue Bonds	4.00	2/1/2057	1,000,000	[a]	700,865
CSCDA Community Improvement Authority, Revenue Bonds	4.00	12/1/2056	2,500,000	[a]	1,750,566
CSCDA Community Improvement Authority, Revenue Bonds, Ser. A2	4.00	9/1/2056	5,000,000	[a]	3,614,998
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		4,478,838

62

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
California - 15.6% (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	2.96	1/15/2046	2,000,000		1,388,034
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D	3.06	1/15/2043	1,000,000		729,746
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	4.09	1/15/2049	7,500,000		6,202,371
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	3.38	8/1/2045	1,200,000		971,401
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	5.00	8/1/2050	3,000,000		3,184,856
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Insured; State Appropriation) Ser. B	2.75	6/1/2034	5,000,000		4,040,650
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Insured; State Appropriation) Ser. B	3.29	6/1/2042	6,000,000		4,441,459
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	4.21	6/1/2050	10,410,000		7,456,979
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B2	0.00	6/1/2066	10,000,000	[d]	994,435
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[d]	1,680,542
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[d]	3,062,794
Irvine, Special Assessment Bonds, Refunding	4.00	9/2/2029	1,000,000		1,003,464
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[d]	1,778,632
Norman Y. Mineta San Jose International Airport SJC, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		8,571,009
Northern California Energy Authority, Revenue Bonds, Ser. A	4.00	7/1/2024	10,000,000	[b]	9,985,382
Northern California Gas Authority No. 1, Revenue Bonds (Gas Project) Ser. B, (3 Month TSFR +0.72%)	4.41	7/1/2027	400,000	[e]	397,005
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		1,052,236
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,006,602
San Diego County Regional Airport Authority, Revenue Bonds, Ser. A	4.00	7/1/2046	2,250,000		2,157,748
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2046	2,000,000		1,812,234
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2051	2,500,000		2,206,600
San Diego County Regional Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	4/1/2041	1,900,000		2,146,860
San Diego County Regional Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	4/1/2042	1,750,000		1,967,983
San Diego County Regional Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	4/1/2040	3,000,000		3,403,063
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	2,385,000	[d]	2,242,839
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	1,615,000	[d]	1,518,736
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2044	6,500,000		6,678,996
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2038	2,000,000	[d]	844,815
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2043	7,835,000	[d]	2,453,146
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[d]	4,024,330
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[d]	2,360,970

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
California - 15.6% (continued)
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	4,000,000		4,131,593
Tender Option Bond Trust Receipts (Series 2022-XL0357), (Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. H) Non-recourse, Underlying Coupon Rate (%) 5.50	9.68	5/15/2047	8,010,000	[a,f,g]	8,585,067
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[a]	965,508
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2039	2,000,000		2,103,512
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	500,000		481,047
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2037	500,000		494,762
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	800,000		785,096
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2039	1,000,000		972,589
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2049	1,000,000		1,004,030
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2045	1,000,000		1,010,249
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2039	900,000		925,845
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2040	1,000,000		1,025,418
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2041	420,000		426,368
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2040	365,000		376,426
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2039	425,000		439,173
				306,333,451
Colorado - .9%
Board of Governors of Colorado State University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2043	1,275,000		1,333,427
Board of Governors of Colorado State University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2028	1,720,000	[h]	1,866,663
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,500,000		1,529,413
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2048	1,250,000		1,118,022
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000		3,575,205
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	900,000	[a]	903,910
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,405,000	[a]	2,415,448
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,725,000		1,738,382
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	3.00	7/15/2037	1,000,000		841,025
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2033	1,000,000		1,017,288
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2035	1,000,000		1,005,160
				17,343,943
Connecticut - .5%
Connecticut, GO, Ser. B	3.00	6/1/2038	5,250,000		4,448,295

64

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Connecticut - .5% (continued)
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. M	4.00	7/1/2037	5,000,000		4,752,452
				9,200,747
Delaware - .1%
Delaware River & Bay Authority, Revenue Bonds	4.00	1/1/2046	1,000,000		937,389
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2048	1,000,000		953,712
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2040	750,000		736,560
				2,627,661
District of Columbia - 2.2%
District of Columbia, GO, Refunding, Ser. A	5.25	1/1/2048	5,375,000		5,882,369
District of Columbia, Revenue Bonds (District of Columbia International School Obligated Group)	5.00	7/1/2049	4,265,000		4,175,793
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2049	1,375,000		1,139,042
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2044	1,240,000		1,067,227
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2039	1,275,000		1,154,855
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. A	5.00	7/1/2048	5,000,000		4,929,815
District of Columbia, Revenue Bonds, Ser. A	5.00	7/1/2042	6,000,000		6,558,716
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.) Ser. B	0.00	10/1/2036	6,275,000	[d]	3,588,878
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2053	5,000,000		4,566,676
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	3.00	7/15/2040	9,520,000		7,865,097
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	4.00	7/15/2046	3,000,000		2,848,912
				43,777,380
Florida - 3.0%
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2040	1,220,000	[a]	1,086,234
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2035	1,085,000	[a]	1,027,651
Capital Trust Agency, Revenue Bonds (H-Bay Ministries-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000	[c]	262,500
Capital Trust Agency, Revenue Bonds (H-Bay Ministries-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000	[c]	20,000
Collier County Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2045	2,500,000		2,502,761
Florida Development Finance Corp., Revenue Bonds (Green Bond) Ser. B	7.38	1/1/2049	2,000,000	[a]	2,004,055
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2050	6,500,000		6,238,743
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2040	1,650,000		1,651,696
Florida Development Finance Corp., Revenue Bonds, Refunding (Glenridge on Palmer Ranch Obligated Group)	5.00	6/1/2051	1,250,000	[a]	1,014,428
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	3.00	12/1/2048	7,500,000		5,385,330
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	4.00	12/1/2050	10,000,000		8,805,218
Hillsborough County Industrial Development Authority, Revenue Bonds (Tampa General Hospital Project) Ser. A	4.00	8/1/2045	2,220,000		1,982,051
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		7,566,573

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Florida - 3.0% (continued)
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2041	1,250,000		1,212,630
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2040	1,625,000		1,588,037
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2039	1,500,000		1,472,041
Miami-Dade County Expressway Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,050,000		1,050,230
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital Obligated Group)	5.00	8/1/2042	2,000,000		2,027,863
Miami-Dade County Seaport Department, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A1	4.00	10/1/2045	2,500,000		2,261,791
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2046	1,250,000		1,187,519
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2048	1,500,000		1,404,779
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2051	1,000,000		928,767
Pasco County, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.75	9/1/2054	1,000,000		1,102,136
Seminole County, Revenue Bonds, Refunding	5.00	10/1/2052	3,600,000		3,801,754
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2045	1,850,000	[d]	567,666
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2049	1,800,000	[d]	435,349
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2041	1,000,000	[d]	391,043
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2042	1,000,000	[d]	366,947
				59,345,792
Georgia - 1.9%
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W. Woodruff Arts Center)	5.00	3/15/2044	6,000,000		6,212,728
George L Smith II Congress Center Authority, Revenue Bonds	5.00	1/1/2054	3,000,000	[a]	2,450,756
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,000,000		1,800,270
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,155,000		1,926,596
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	1,000,000		1,010,579
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,250,000		2,308,347
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	1/1/2046	1,200,000		1,115,690
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	4.00	1/1/2051	1,000,000		892,721
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,200,000		1,216,113
Georgia Ports Authority, Revenue Bonds	4.00	7/1/2047	4,000,000		3,864,184
Georgia Ports Authority, Revenue Bonds	5.25	7/1/2043	6,245,000		6,890,750
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,508,349
Main Street Natural Gas, Revenue Bonds, Ser. B	5.00	6/1/2029	5,000,000	[b]	5,115,325
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,520,348
				37,832,756
Hawaii - .4%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (The Queen's Health Systems Obligated Group) Ser. A	5.00	7/1/2035	7,000,000		7,175,903
Idaho - .7%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2051	2,500,000		2,186,562
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2046	2,000,000		1,799,359

66

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Idaho - .7% (continued)
Idaho Housing & Finance Association, Revenue Bonds, Ser. A	5.00	8/15/2043	9,655,000		10,452,589
				14,438,510
Illinois - 7.7%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,203,523
Chicago Board of Education, GO, Refunding, Ser. A	4.00	12/1/2027	750,000		743,494
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		2,607,548
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	600,000		620,019
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[a]	8,254,591
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[a]	10,745,278
Chicago Board of Education, GO, Ser. A	5.00	12/1/2041	1,000,000		992,784
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[a]	5,352,787
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		4,680,789
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,600,000		1,611,621
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,700,000		1,719,211
Chicago Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,571,797
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2040	5,000,000		5,056,377
Chicago II, GO, Refunding, Ser. 2007E	5.50	1/1/2042	1,750,000		1,767,235
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2042	1,250,000		1,262,311
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2032	600,000		634,414
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2031	1,300,000		1,370,408
Chicago II, GO, Ser. A	5.50	1/1/2049	4,000,000		4,139,248
Chicago II, GO, Ser. B	7.75	1/1/2042	1,272,000		1,288,263
Chicago IL Wastewater Transmission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	1/1/2041	7,225,000		7,791,193
Chicago IL Waterworks, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	11/1/2038	1,150,000		1,236,190
Chicago IL Waterworks, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	11/1/2039	6,080,000		6,520,159
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,042,925
Chicago O'Hare International Airport, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/2043	4,000,000		4,004,606
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	3,250,000		3,346,870
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,119,786
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	3,710,000		3,816,153
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		6,903,987
Cook County II, Revenue Bonds, Refunding, Ser. A	5.25	11/15/2045	5,000,000		5,252,054
Illinois, GO	5.50	5/1/2039	2,500,000		2,685,033
Illinois, GO	5.50	5/1/2030	2,500,000		2,750,847
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		2,543,131
Illinois, GO, Ser. A	5.00	3/1/2046	2,500,000		2,566,333
Illinois, GO, Ser. D	5.00	11/1/2028	5,150,000		5,413,988
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.00	5/15/2037	3,000,000		2,944,392
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2042	4,000,000		4,318,703
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	3,215,000		3,389,911
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.25	1/1/2045	10,000,000		10,916,835
Metropolitan Pier & Exposition Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2040	10,000,000	[d]	4,590,411
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2042	3,000,000		2,756,973

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Illinois - 7.7% (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2047	2,000,000		1,749,242
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	2,000,000		2,006,090
				151,287,510
Indiana - .8%
Indiana Finance Authority, Revenue Bonds (Butler University Project)	4.00	2/1/2044	2,595,000		2,260,850
Indiana Finance Authority, Revenue Bonds (Tippecanoe) Ser. A	5.00	6/1/2053	2,300,000		2,307,515
Indiana Finance Authority, Revenue Bonds (Tippecanoe) Ser. A	5.00	6/1/2032	320,000		342,654
Indiana Finance Authority, Revenue Bonds (Tippecanoe) Ser. A	5.00	6/1/2043	855,000		866,123
Indiana Finance Authority, Revenue Bonds (Tippecanoe) Ser. A	5.00	6/1/2033	410,000		440,381
Indiana Finance Authority, Revenue Bonds (Tippecanoe) Ser. A	5.00	6/1/2038	750,000		769,137
Indiana Finance Authority, Revenue Bonds (Tippecanoe) Ser. A	5.13	6/1/2058	1,650,000		1,664,821
Indiana Finance Authority, Revenue Bonds (U.S. Steel Corp.) Ser. A	6.75	5/1/2039	1,000,000		1,097,800
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	4.00	12/1/2039	5,700,000	[f]	5,700,000
Indiana Municipal Power Agency, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	4.20	1/1/2042	200,000	[f]	200,000
				15,649,281
Iowa - .5%
Iowa Finance Authority, Revenue Bonds, Refunding (Green Bonds)	5.00	8/1/2042	4,000,000		4,403,460
Iowa Finance Authority, Revenue Bonds, Refunding (Green Bonds)	5.00	8/1/2041	4,000,000		4,421,459
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2040	1,000,000		958,302
				9,783,221
Kentucky - .2%
Henderson, Revenue Bonds (Pratt Paper Project) Ser. B	3.70	1/1/2032	1,395,000	[a]	1,352,098
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	1,660,000		1,653,585
				3,005,683
Louisiana - 1.1%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.50	6/15/2038	3,200,000	[a]	3,139,476
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.63	6/15/2048	4,350,000	[a]	4,108,421
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds (Louisiana Utilities Restoration Corp.) Ser. A1A3	5.20	12/1/2039	8,000,000		8,001,052
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	3.00	6/1/2050	1,000,000		696,259
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	240,000	[h]	253,126
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2024	500,000	[h]	510,073
St. James Parish, Revenue Bonds (NuStar Logistics Project) Ser. 2	6.35	7/1/2040	4,115,000	[a]	4,473,232
				21,181,639
Maine - .1%
Maine State Housing Authority, Revenue Bonds, Ser. D	4.70	11/15/2053	2,500,000		2,402,266
Maryland - .9%
Anne Arundel County , GO	5.00	10/1/2043	2,195,000		2,411,051

68

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Maryland - .9% (continued)
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		749,209
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		201,245
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	3/1/2036	3,000,000		3,366,493
Maryland Stadium Authority, Revenue Bonds, Ser. A	5.00	3/1/2035	3,500,000		3,970,762
Prince County George's, GO, Refunding, Ser. A	5.00	8/1/2040	5,525,000		6,151,053
				16,849,813
Massachusetts - 4.1%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	770,000		695,225
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	755,000		693,523
Massachusetts, GO, Refunding, Ser. E	1.77	11/1/2032	90,000		69,552
Massachusetts, GO, Ser. 2020	5.00	7/1/2045	5,000,000		5,297,037
Massachusetts, GO, Ser. A	5.00	5/1/2048	12,000,000		12,893,179
Massachusetts, GO, Ser. A	5.00	5/1/2053	2,500,000		2,669,480
Massachusetts, GO, Ser. E	5.00	11/1/2045	7,070,000		7,507,811
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		5,596,605
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	3,000,000		3,064,367
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		5,526,188
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds Inc.)	5.13	11/15/2046	1,500,000	[a]	1,506,128
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		1,900,953
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		996,879
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2037	1,000,000	[a]	950,474
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	2,000,000	[a]	1,723,896
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2047	3,000,000	[a]	2,669,214
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2040	1,500,000		1,441,394
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,123,991
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	4.00	10/1/2045	500,000		459,455
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,336,290
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. N	5.00	10/1/2043	1,000,000		957,756
Tender Option Bond Trust Receipts (Series 2022-XL0371), (Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 5.25	9.20	2/15/2048	9,500,000	[a,f,g]	9,950,890
Tender Option Bond Trust Receipts (Series 2022-XL0372), (Massachusetts School Building Authority, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate (%) 5.25	9.20	2/15/2048	10,000,000	[a,f,g]	10,474,621
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding (MWRA Program) Ser. A	5.75	8/1/2029	50,000		50,082
				80,554,990
Michigan - 2.4%
Central Michigan University, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. A	4.06	10/1/2032	2,400,000	[f]	2,400,000
Detroit, GO	5.00	4/1/2034	1,000,000		1,029,805
69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Michigan - 2.4% (continued)
Detroit, GO	5.00	4/1/2033	1,150,000		1,185,183
Detroit, GO	5.00	4/1/2035	1,660,000		1,702,409
Detroit, GO	5.00	4/1/2038	1,235,000		1,247,763
Detroit, GO	5.00	4/1/2036	1,200,000		1,226,533
Detroit, GO	5.00	4/1/2029	1,000,000		1,036,027
Detroit, GO	5.00	4/1/2028	900,000		934,518
Detroit, GO	5.00	4/1/2030	700,000		724,401
Detroit, GO	5.00	4/1/2032	850,000		876,791
Detroit, GO	5.00	4/1/2031	1,000,000		1,033,403
Detroit, GO, Ser. A	5.00	4/1/2050	2,000,000		1,939,417
Detroit, GO, Ser. A	5.00	4/1/2046	1,250,000		1,227,883
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		10,020,325
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	1,500,000		1,456,307
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	2,100,000		1,996,328
Michigan Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2041	5,075,000		5,559,103
Michigan Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2042	5,330,000		5,819,035
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	30,000,000	[d]	1,209,393
Michigan University, Revenue Bonds, Ser. A	3.50	4/1/2052	7,290,000		5,635,295
				48,259,919
Minnesota - .5%
Forest Lake, Revenue Bonds, Refunding (North Lakes Academy Project)	5.00	7/1/2056	4,000,000		3,334,647
Minneapolis, Revenue Bonds (Allina Health System Obligated Group)	4.00	11/15/2038	5,000,000		4,812,724
Rochester, Minnesota, Revenue Bonds, Refunding (Mayo Clinic)	5.00	11/15/2057	2,500,000		2,631,520
				10,778,891
Mississippi - .2%
Mississippi Development Bank, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2025	2,500,000	[h]	2,596,224
Mississippi Development Bank, Revenue Bonds (Jackson Water & Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,634,411
				4,230,635
Missouri - .5%
Metropolitan St. Louis Sewer District, Revenue Bonds, Refunding, Ser. B	5.00	5/1/2047	2,805,000		3,017,044
Metropolitan St. Louis Sewer District, Revenue Bonds, Refunding, Ser. B	5.25	5/1/2052	3,000,000		3,273,388
The Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. B	4.20	2/15/2033	3,200,000	[f]	3,200,000
				9,490,432
Montana - .1%
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	4.00	8/15/2036	1,250,000		1,238,592
Nebraska - 1.0%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	10,000,000	[b]	9,938,705
Tender Option Bond Trust Receipts (Series 2022-XL0356), (Omaha Public Power District, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 5.00	7.21	2/1/2042	10,000,000	[a,f,g]	10,431,009
				20,369,714
Nevada - .5%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2040	750,000		732,767

70

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Nevada - .5% (continued)
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2037	850,000		848,517
Henderson, GO, Ser. A1	4.00	6/1/2045	3,000,000		2,870,490
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project)	6.25	12/15/2037	5,000,000	[a]	4,534,392
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project) Ser. B	5.13	12/15/2037	1,351,434	[a]	1,056,940
				10,043,106
New Hampshire - .1%
New Hampshire Business Finance Authority, Revenue Bonds, Ser. A	5.25	7/1/2048	2,500,000		2,465,675
New Jersey - 2.7%
New Jersey Economic Development Authority, Revenue Bonds	5.13	1/1/2034	5,325,000		5,342,450
New Jersey Economic Development Authority, Revenue Bonds	5.38	1/1/2043	5,500,000		5,507,435
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[a]	994,201
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[a]	642,145
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	1,000,000		1,090,061
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.00	12/15/2039	1,500,000		1,468,460
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2042	3,000,000		2,878,683
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2041	3,000,000		2,901,811
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,079,345
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,122,323
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	6/15/2042	2,000,000		2,164,168
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	4.25	6/15/2044	1,000,000		982,093
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. A1	5.00	6/15/2030	1,500,000		1,561,162
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2045	5,000,000		4,743,431
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2050	5,000,000		4,604,862
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	2.78	1/1/2040	2,000,000		1,449,561
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,485,682
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,255,081
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,054,199
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		5,164,543
				52,491,696
New York - 13.0%
Battery Park Authority, Revenue Bonds	5.00	11/1/2048	4,500,000		4,829,625
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2051	1,450,000	[a]	1,205,875
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2041	1,200,000	[a]	1,066,709
Build New York City Resource Corp., Revenue Bonds (KIPP NYC Public Charter Schools)	5.25	7/1/2057	1,750,000		1,755,947
Build New York City Resource Corp., Revenue Bonds (KIPP NYC Public Charter Schools)	5.25	7/1/2052	1,500,000		1,509,613

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 13.0% (continued)
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[a]	899,854
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[a]	489,575
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[a]	668,451
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2056	450,000	[a]	315,213
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2041	525,000	[a]	419,994
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2051	690,000	[a]	497,164
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	2.50	6/15/2031	250,000	[a]	203,740
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	5.00	6/15/2051	1,250,000	[a]	1,047,990
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	6,000,000		6,071,018
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C2	5.18	11/15/2049	10,000,000		9,263,863
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. E	4.00	11/15/2045	1,630,000		1,492,682
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		5,000,578
New York City, GO (LOC; U.S. Bank NA) Ser. L4	4.25	4/1/2038	12,100,000	[f]	12,100,000
New York City, GO, Refunding, Ser. F1	5.00	8/1/2037	1,000,000		1,108,229
New York City, GO, Refunding, Ser. F1	5.00	8/1/2036	1,000,000		1,120,456
New York City, GO, Refunding, Ser. F1	5.00	8/1/2038	1,000,000		1,100,421
New York City, GO, Refunding, Ser. F1	5.00	8/1/2034	5,705,000		6,544,923
New York City, GO, Refunding, Ser. F1	5.00	8/1/2039	1,330,000		1,456,081
New York City, GO, Ser. 1	5.00	8/1/2035	3,000,000		3,399,604
New York City, GO, Ser. F1	3.00	3/1/2041	1,215,000		987,071
New York City, GO, Ser. I2	4.00	3/1/2040	5,100,000	[f]	5,100,000
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2039	2,285,000		1,875,675
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2037	2,250,000		1,880,649
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2040	1,750,000		1,411,852
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2046	5,000,000		3,696,077
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	3.00	3/1/2036	2,500,000		2,182,235
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	5,000,000		4,671,489
New York City Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	4.25	6/15/2035	10,100,000	[f]	10,100,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. B1	3.92	6/15/2049	6,900,000	[f]	6,900,000
New York City Transitional Finance Authority, Revenue Bonds (SPA; JP Morgan Chase Bank NA) Ser. E4	4.00	2/1/2045	4,500,000	[f]	4,500,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S1A	3.00	7/15/2039	1,750,000		1,483,852

72

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 13.0% (continued)
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. A4	3.90	11/1/2029	5,000,000	[f]	5,000,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	5.00	5/1/2044	5,000,000		5,379,200
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	5.00	5/1/2041	6,775,000		7,359,132
New York City Transitional Finance Authority, Revenue Bonds, Ser. B	5.00	5/1/2046	5,500,000		5,882,517
New York City Transitional Finance Authority, Revenue Bonds, Ser. D	4.00	11/1/2044	3,500,000		3,384,061
New York City Transitional Finance Authority, Revenue Bonds, Ser. E4	3.92	2/1/2045	4,000,000	[f]	4,000,000
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2051	4,585,000		4,193,741
New York Liberty Development Corp., Revenue Bonds, Refunding	2.80	9/15/2069	4,000,000		3,577,928
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	8,000,000	[a]	7,656,714
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	3.00	11/15/2051	2,500,000		1,774,709
New York State Dormitory Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. D	5.00	10/1/2038	5,000,000		5,429,887
New York State Dormitory Authority, Revenue Bonds, Refunding (Pace University) Ser. A	5.00	5/1/2038	500,000		500,026
New York State Urban Development Corp., Revenue Bonds, Ser. A	4.00	3/15/2045	2,500,000		2,398,541
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	5,000,000		4,715,405
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2035	8,000,000		8,260,869
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2040	5,000,000		5,053,846
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		2,549,124
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,113,359
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2039	4,000,000		4,128,176
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2041	8,140,000		8,364,820
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2042	3,000,000		3,068,886
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	2.25	8/1/2026	620,000		592,103
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	3.00	8/1/2031	1,000,000		887,027
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	4.00	12/1/2039	2,000,000		1,872,386
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	400,000		418,965
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2037	700,000		722,400
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Airport)	5.25	8/1/2031	1,380,000		1,426,991
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Airport)	5.38	8/1/2036	1,000,000		1,019,271
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	4,000,000		3,421,309

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 13.0% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2030	1,675,000		1,816,967
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 234	5.50	8/1/2052	4,000,000		4,324,934
Schenectady County Capital Resource Corp., Revenue Bonds, Refunding (Union College Project)	5.25	7/1/2052	1,000,000		1,074,729
Tender Option Bond Trust Receipts (Series 2022-XL0388), (New York City Water & Sewer System, Revenue Bonds, Ser. AA1) Non-recourse, Underlying Coupon Rate (%) 5.25	8.22	6/15/2052	8,000,000	[a,f,g]	8,647,354
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	4.00	11/15/2054	1,750,000		1,620,452
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	5/15/2044	5,000,000		5,384,581
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,622,559
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	5,000,000		5,178,180
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	5/15/2048	1,875,000		1,994,897
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C	4.00	11/15/2040	5,000,000		4,945,617
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	5.00	5/15/2040	4,000,000		4,326,971
				256,445,139
North Carolina - .2%
Greater Asheville Regional Airport Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.50	7/1/2052	2,000,000		2,131,038
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2049	1,500,000		1,536,067
				3,667,105
North Dakota - .3%
North Dakota Housing Finance Agency, Revenue Bonds	4.50	7/1/2043	2,835,000		2,786,920
North Dakota Housing Finance Agency, Revenue Bonds	4.55	7/1/2048	3,410,000		3,347,027
				6,133,947
Ohio - 3.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	9,700,000		8,880,117
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	2,420,000		2,420,891
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2053	1,500,000		1,452,645
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2043	1,580,000		1,580,564
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	3.00	8/1/2040	1,600,000		1,238,754
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2041	500,000		472,710
Ohio, GO, Ser. A	3.00	5/1/2039	5,000,000		4,263,843
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,023,403
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		2,004,521
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2039	800,000		759,190
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2040	1,300,000		1,223,206
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2038	1,600,000		1,534,612
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	5.00	1/15/2036	1,400,000		1,466,154
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper Project)	4.25	1/15/2038	2,500,000	[a]	2,418,870
Ohio Air Quality Development Authority, Revenue Bonds, Refunding (Duke Energy) Ser. A	4.25	6/1/2027	1,000,000	[b]	994,453

74

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Ohio - 3.0% (continued)
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2042	5,000,000		4,268,663
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2047	5,000,000		4,082,083
Ohio Turnpike & Infrastructure Commission, Revenue Bonds	5.70	2/15/2034	3,000,000		3,532,553
Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds (Green Bond) Ser. B	5.00	12/1/2043	5,000,000		5,490,551
Princeton School District, GO, Refunding	5.00	12/1/2024	5,125,000	[h]	5,231,378
Southern Ohio Port Authority, Revenue Bonds (PureCycle Project) Ser. A	7.00	12/1/2042	4,000,000	[a]	2,955,845
Toledo-Lucas County Port Authority, Revenue Bonds (University of Toledo Parking Project)	4.00	1/1/2051	1,000,000		751,428
				60,046,434
Oregon - .1%
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[a,c]	10,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	2,000,000	[a,c]	10,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000	[c]	10
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	700,000	[a]	737,626
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2036	700,000	[a]	748,043
				1,505,679
Pennsylvania - 2.3%
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (U.S. Steel Corp.)	4.88	11/1/2024	2,000,000		2,007,567
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (U.S. Steel Corp.)	5.13	5/1/2030	1,750,000		1,784,960
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		3,694,303
Delaware County Industrial Development Authority, Revenue Bonds, Refunding (United Parcel Service)	4.10	9/1/2045	9,500,000	[f]	9,500,000
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2050	4,070,000		3,659,809
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2039	1,500,000		1,434,640
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2050	3,000,000		3,047,654
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2040	1,300,000		1,348,365
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2041	1,750,000		1,810,877
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2046	2,000,000		2,049,121
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2037	600,000		628,753
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2038	1,085,000		1,133,729
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2039	1,100,000		1,144,832
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Masonic Homes Project) (LOC; JPMorgan Chase Bank NA) Ser. D	3.90	7/1/2034	4,500,000	[f]	4,500,000
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2051	700,000		518,216
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2046	685,000		528,815

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Pennsylvania - 2.3% (continued)
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000	1,611,182
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges) (Insured; Assured Guaranteed Municipal Corp.)	5.00	12/31/2057	1,000,000	1,012,390
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project)	6.50	12/1/2038	3,000,000	[a,c] 1,143,750
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. A	3.00	12/1/2051	3,000,000	2,194,526
				44,753,489
Rhode Island - .4%
Rhode Island Health & Educational Building Corp., Revenue Bonds	5.25	8/15/2043	1,000,000	1,061,337
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000	7,092,228
				8,153,565
South Carolina - .5%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000	2,033,441
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2046	1,370,000	1,370,497
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	4.00	4/15/2036	1,370,000	1,337,560
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	4.00	4/15/2037	835,000	801,747
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2034	1,505,000	1,629,014
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2035	1,580,000	1,698,985
				8,871,244
Tennessee - .8%
Metropolitan Government Nashville & Davidson County Sports Authority, Revenue Bonds (Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/1/2056	3,000,000	3,209,440
Metropolitan Government Nashville & Davidson County Sports Authority, Revenue Bonds (Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/1/2053	1,000,000	1,073,248
Metropolitan Government Nashville & Davidson County Sports Authority, Revenue Bonds (Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/1/2048	1,500,000	1,620,310
New Memphis Arena Public Building Authority, Revenue Bonds	4.00	4/1/2031	750,000	[i] 661,468
New Memphis Arena Public Building Authority, Revenue Bonds (Memphis Project)	0.00	4/1/2032	775,000	[d] 540,258
Tennessee, GO, Ser. A	5.00	5/1/2041	8,430,000	9,292,245
				16,396,969
Texas - 13.4%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000	1,052,855
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000	1,323,362
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2046	860,000	648,023
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2041	610,000	487,949
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2036	330,000	283,752

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Texas - 13.4% (continued)
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2053	925,000		797,053
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2048	1,900,000		1,666,843
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2038	1,000,000		933,040
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation)	5.00	7/15/2041	1,750,000		1,531,827
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. B	4.00	1/1/2051	4,255,000		3,819,976
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	1,250,000		1,290,537
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,525,000		2,527,107
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		2,772,893
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,502,384
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	18,000,000		18,004,124
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) (Insured; Permanent School Fund Guaranteed)	5.00	8/15/2047	4,305,000		4,590,504
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	5.00	12/1/2045	3,855,000		3,706,815
Collin County, GO	5.00	2/15/2040	5,000,000		5,440,162
Columbia-Brazoria Independent School District, GO	5.00	2/1/2044	2,025,000		2,176,972
Columbia-Brazoria Independent School District, GO	5.00	2/1/2043	1,935,000		2,084,523
Columbia-Brazoria Independent School District, GO	5.00	2/1/2042	1,850,000		1,995,285
Dallas Area Rapid Transit, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2051	10,000,000		9,102,543
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2045	2,000,000		1,894,038
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2047	3,625,000		3,829,323
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	2,290,000		1,730,642
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	5,000,000		4,525,431
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		5,198,707
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.20	10/1/2031	2,000,000	[i]	2,172,171
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.40	10/1/2033	2,500,000	[i]	2,724,800
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.45	10/1/2034	2,235,000	[i]	2,437,489
Greater Texoma Utility Authority, Revenue Bonds (Sherman Water & Sewer System Project) (Insured; Build America Mutual) Ser. A	5.25	10/1/2048	5,000,000		5,329,837
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Texas Children's Hospital Obligated Group) Ser. A	3.00	10/1/2051	5,000,000		3,559,852
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2041	750,000		675,043
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2040	1,000,000		905,462
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2039	900,000		824,145
Houston Airport System, Revenue Bonds (United Airlines)	4.00	7/15/2041	2,250,000		1,990,831
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	4.75	7/1/2024	1,355,000		1,356,321
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	5.00	7/15/2027	1,000,000		1,008,566

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Texas - 13.4% (continued)
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. A	5.00	7/1/2027	1,000,000		1,008,391
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. C	5.00	7/15/2027	1,000,000		1,008,566
Marshall Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2039	1,720,000		1,715,165
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[a]	3,176,071
Montgomery Independent School District, GO (Insured; Permanent School Fund Guaranteed)	5.00	2/15/2040	4,425,000		4,796,555
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds (Sanctuary LTC Project) Ser. A1	5.25	1/1/2042	5,000,000		3,763,149
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[a]	766,316
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[a]	1,014,706
Permanent University Fund - University of Texas System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2041	10,300,000		11,174,375
Permanent University Fund - University of Texas System, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2024	7,435,000	[h]	7,536,558
Port Beaumont Navigation District, Revenue Bonds	2.75	1/1/2036	1,000,000	[a]	702,965
Port Beaumont Navigation District, Revenue Bonds	2.88	1/1/2041	1,000,000	[a]	642,734
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. 234	3.63	1/1/2035	1,500,000	[a]	1,186,365
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2050	1,500,000	[a]	1,051,869
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		899,182
Rockwall Independent School District, GO (Insured; Permanent School Fund Guaranteed)	5.00	2/15/2025	7,050,000	[h]	7,214,486
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	4.00	2/1/2041	1,000,000		954,320
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	5.00	2/1/2044	2,000,000		2,120,209
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group) (LOC; TD Bank NA) Ser. B	3.90	10/1/2041	10,000,000	[f]	10,000,000
Tender Option Bond Trust Receipts (Series 2022-XL0403), (Austin Texas Airport System, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate (%) 5.00	7.82	11/15/2046	13,120,000	[a,f,g]	13,299,457
Texas, GO, Ser. A	4.15	6/1/2045	1,300,000	[f]	1,300,000
Texas, GO, Ser. B	4.15	12/1/2043	1,050,000	[f]	1,050,000
Texas, GO, Ser. B	4.15	12/1/2041	2,645,000	[f]	2,645,000
Texas Natural Gas Securitization Finance Corp., Revenue Bonds	5.10	4/1/2035	10,000,000		9,988,176
Texas Natural Gas Securitization Finance Corp., Revenue Bonds	5.17	4/1/2041	10,000,000		9,982,985
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.50	12/31/2058	7,500,000		7,947,706
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2045	1,000,000		1,000,459
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	6.75	6/30/2043	5,000,000		5,008,892
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	7.00	12/31/2038	10,000,000		10,020,667
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2040	1,500,000		1,389,072
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2037	1,250,000		1,189,177
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2036	3,100,000		2,974,951
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2037	1,250,000		1,191,844

78

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Texas - 13.4% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2038	2,000,000		1,893,624
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,600,000		1,502,835
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,410,831
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2038	2,000,000		1,891,105
Texas Public Finance Authority, Revenue Bonds (Texas Southern University) (Insured; Build America Mutual)	5.25	5/1/2041	1,000,000		1,058,292
Texas Public Finance Authority, Revenue Bonds (Texas Southern University) (Insured; Build America Mutual)	5.25	5/1/2040	520,000		552,432
Texas Public Finance Authority, Revenue Bonds (Texas Southern University) (Insured; Build America Mutual)	5.25	5/1/2039	300,000		319,624
Texas Transportation Commission Highway 249 System, Revenue Bonds	5.00	8/1/2057	2,000,000		1,967,677
Texas Water Development Board, Revenue Bonds	5.00	10/15/2057	3,565,000		3,764,980
Texas Water Development Board, Revenue Bonds	5.00	8/1/2044	5,600,000		6,057,525
University of Texas System Board of Regents, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2043	5,000,000		5,359,388
				263,399,868
U.S. Related - 5.3%
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.00	10/1/2028	980,000		984,213
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2035	265,000		262,238
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2031	1,515,000		1,530,413
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2036	685,000		669,140
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2033	1,000,000		1,011,766
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2040	525,000		501,678
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2043	1,250,000		1,189,494
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2034	570,000		570,894
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2043	360,000		360,596
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2023	1,430,000	[h]	1,432,243
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2023	1,640,000	[h]	1,642,717
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2034	600,000		601,047
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2043	480,000		480,880
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2023	400,000	[h]	400,698
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2023	520,000	[h]	520,954
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,405,334
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2036	1,750,000		1,643,557
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2042	2,250,000		1,938,157

79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
U.S. Related - 5.3% (continued)
Guam Government Waterworks Authority, Revenue Bonds, Ser. A	5.00	1/1/2050	2,000,000		1,990,699
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	2,090,000		2,097,485
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2039	8,000,000		7,956,018
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2030	3,000,000		3,023,505
Puerto Rico, GO, Ser. A	0.00	7/1/2024	130,448	[d]	125,711
Puerto Rico, GO, Ser. A	0.00	7/1/2033	1,034,664	[d]	630,427
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	722,684		664,189
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	620,253		558,044
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	877,029		730,105
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	803,995		752,846
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	843,308		729,256
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	895,428		912,462
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	887,317		925,431
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	872,922		923,587
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	847,862		917,035
Puerto Rico, Notes	2.28	11/1/2051	7,354,199	[f]	3,061,185
Puerto Rico, Notes	2.64	11/1/2043	3,800,188	[f]	1,961,847
Puerto Rico, Notes	2.98	11/1/2051	338,349	[f]	175,096
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	5,000,000	[a]	5,022,597
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2047	7,500,000	[a]	7,206,814
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	15,000,000	[a]	15,391,128
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2022	2,000,000	[c]	545,000
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[c]	2,750,000
Puerto Rico GDB Debt Recovery Authority, Revenue Bonds	7.50	8/20/2040	3,872,399		3,165,686
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. A	5.00	7/1/2062	53,244		52,512
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. B	0.00	7/1/2032	34,602	[d]	22,275
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. C	5.00	7/1/2053	59,190	[i]	37,512
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[d]	355,998
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[d]	302,779
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[d]	363,050
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,350,000	[d]	899,091
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,340,000	[d]	1,487,341
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[d]	339,827
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	81,000	[d]	78,386
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	4,311,000		4,310,753
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		202,805
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,430,594
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	8,783,000		8,523,072
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		2,005,567
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		57,018
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		793,969
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000	[a]	1,301,130
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000	[a]	2,080,263
				104,006,114
Utah - 1.6%
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2042	10,000,000		10,806,316

80

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Utah - 1.6% (continued)
Intermountain Power Agency, Revenue Bonds, Ser. A	5.00	7/1/2041	5,000,000		5,427,054
Mida Mountain Village Public Infrastructure District, Special Assessment Bonds	4.00	8/1/2050	2,000,000	[a]	1,482,760
Mida Mountain Village Public Infrastructure District, Special Assessment Bonds	4.00	8/1/2030	1,000,000	[a]	926,341
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2052	2,000,000		1,470,311
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2041	1,500,000		1,184,834
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2036	1,000,000		840,993
Military Installation Development Authority, Revenue Bonds, Ser. A2	4.00	6/1/2052	2,250,000		1,632,149
Salt Lake City Airport, Revenue Bonds, Ser. A	5.25	7/1/2048	250,000		263,117
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2044	625,000		633,421
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,150,000		1,158,506
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. A	4.00	5/15/2043	2,750,000		2,579,022
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. A	5.00	5/15/2050	3,000,000		3,093,150
				31,497,974
Vermont - .1%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (Landmark College Project) (LOC; TD Bank NA) Ser. A	3.91	7/1/2039	2,775,000	[f]	2,775,000
Virginia - 3.1%
Arlington County Industrial Development Authority, Revenue Bonds, Refunding (Virginia Hospital Center)	4.00	7/1/2045	5,000,000		4,602,130
Chesapeake Expressway, Revenue Bonds, Refunding, Ser. B	4.88	7/15/2040	2,000,000		2,029,904
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Ser. A	4.00	7/1/2052	13,000,000		12,083,194
Richmond Public Utility, Revenue Bonds, Ser. A	4.00	1/15/2050	3,000,000		2,830,562
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living Obligated Group) Ser. A	5.25	9/1/2049	10,000,000	[c]	6,000,006
Virginia College Building Authority, Revenue Bonds (21st Century College)	5.25	2/1/2042	6,105,000		6,814,754
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Ser. A	5.00	7/1/2043	3,500,000		3,848,851
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Ser. A	5.00	7/1/2042	3,000,000		3,305,614
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	4,000,000		3,987,504
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000		4,507,427
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	3,500,000		3,028,209
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (Elizabeth River Crossings OpCo)	4.00	1/1/2040	1,000,000		907,208
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2036	2,500,000		2,372,716
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2045	3,000,000		2,568,437
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2051	2,750,000		2,258,991
				61,145,507

81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Washington - 1.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding (Green Bond) Ser. S1	3.00	11/1/2036	5,000,000		4,459,113
Washington, GO, Ser. A	5.00	8/1/2040	10,000,000		11,028,045
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	4.00	12/1/2045	1,200,000	[a]	1,075,258
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	4.00	12/1/2048	1,000,000	[a]	885,743
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	4.00	12/1/2040	1,000,000	[a]	933,827
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	4.00	9/1/2050	1,000,000		871,241
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	9/1/2050	1,500,000		1,538,064
				20,791,291
West Virginia - .7%
Tender Option Bond Trust Receipts (Series 2022-XL0402), (West Virginia State, GO, Ser. B) Non-recourse, Underlying Coupon Rate (%) 5.00	7.21	6/1/2041	10,000,000	[a,f,g]	10,478,550
West Virginia Economic Development Authority, Revenue Bonds (Arch Resources)	5.00	7/1/2025	1,000,000	[b]	1,000,943
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding	5.00	9/1/2039	1,450,000		1,448,413
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding	5.00	9/1/2038	1,500,000		1,508,079
				14,435,985
Wisconsin - 1.7%
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[a]	1,537,500
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2049	3,440,000		3,205,641
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		920,178
Public Finance Authority, Revenue Bonds (Sky Harbour Capital Obligated Group)	4.25	7/1/2054	2,500,000		1,722,473
Public Finance Authority, Revenue Bonds, Refunding (Friends Homes Obligated Group)	5.00	9/1/2039	2,230,000	[a]	2,050,054
Public Finance Authority, Revenue Bonds, Refunding (Nevada State College) Ser. A	5.00	5/1/2060	3,925,000	[a]	3,365,916
Public Finance Authority, Revenue Bonds, Refunding (Nevada State College) Ser. B	9.00	5/1/2071	1,815,000	[a]	1,833,618
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center)	4.00	6/1/2045	6,515,000		5,777,708
Public Finance Authority, Revenue Bonds, Ser. A	5.00	2/1/2062	2,500,000		2,323,258
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[d]	1,324,787
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[d]	3,208,482
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System Obligated Group) Ser. C	5.00	2/15/2047	4,500,000		4,138,458

82

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
Wisconsin - 1.7% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Medical College of Wisconsin) (LOC; TD Bank NA) Ser. B	3.93	12/1/2033	3,000,000	[f] 3,000,000
				34,408,073
Total Long-Term Municipal Investments (cost $2,130,351,219)			1,985,171,838
Total Investments (cost $2,152,851,219)			101.7%	2,002,354,045
Liabilities, Less Cash and Receivables			(1.7%)	(32,542,555)
Net Assets			100.0%	1,969,811,490

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $297,789,805 or 15.12% of net assets.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c Non-income producing—security in default.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

g Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

h These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

i Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

Portfolio Summary (Unaudited) †	Value (%)
General	17.5
Education	14.5
General Obligation	11.0
Transportation	9.4
Development	8.5
Medical	7.5
Airport	6.3
Water	6.2
Housing	3.4
School District	3.3
Tobacco Settlement	3.0
Power	2.7
Nursing Homes	2.6
Multifamily Housing	1.7
Prerefunded	1.5
Utilities	1.3
Single Family Housing	.8
Pollution	.3
Special Tax	.2
Facilities	.0
101.7

† Based on net assets.

See notes to financial statements.

83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	300	12/19/2023	36,032,067	36,506,250	(474,183)
U.S. Treasury Ultra Long Bond	500	12/19/2023	63,758,115	64,734,375	(976,260)
Ultra 10 Year U.S. Treasury Notes	575	12/19/2023	66,090,713	66,762,894	(672,181)
Gross Unrealized Depreciation				(2,122,624)

See notes to financial statements.

84

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
TSFR	Term Secured Overnight Financing Rate	U.S. T-BILL	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

85

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2023

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	1,917,026,466	473,952,091	85,715,476	180,642,251
Interest receivable	20,266,731	4,150,842	1,076,972	1,869,026
Receivable for shares of Beneficial Interest subscribed	8,485,980	1,560,000	-	560,333
Cash collateral held by broker—Note 4	713,600	-	22,400	44,800
Prepaid expenses	49,454	30,662	25,250	24,416
	1,946,542,231	479,693,595	86,840,098	183,140,826
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	813,357	168,118	39,863	81,668
Cash overdraft due to Custodian	353,019	604,609	98,082	244,131
Payable for investment securities purchased	30,816,937	7,394,323	736,210	1,333,390
Payable for shares of Beneficial Interest redeemed	3,684,776	794,021	813,380	865,196
Payable for futures variation margin—Note 4	64,813	-	2,000	4,000
Trustees’ fees and expenses payable	34,479	15,575	2,785	5,256
Other accrued expenses	84,073	40,775	26,514	35,575
	35,851,454	9,017,421	1,718,834	2,569,216
Net Assets ($)	1,910,690,777	470,676,174	85,121,264	180,571,610
Composition of Net Assets ($):
Paid-in capital	2,037,643,831	496,777,105	90,730,983	195,397,075
Total distributable earnings (loss)	(126,953,054)	(26,100,931)	(5,609,719)	(14,825,465)
Net Assets ($)	1,910,690,777	470,676,174	85,121,264	180,571,610
† Investments at cost ($)	1,995,909,308	488,625,340	89,739,399	189,735,300
Net Asset Value Per Share
Class M
Net Assets ($)	1,861,356,074	454,866,300	80,208,250	172,978,161
Shares Outstanding	146,535,184	36,645,350	7,108,062	14,434,767
Net Asset Value Per Share ($)	12.70	12.41	11.28	11.98
Investor Shares
Net Assets ($)	49,334,703	15,809,874	4,913,014	7,593,449
Shares Outstanding	3,888,656	1,274,597	435,954	633,891
Net Asset Value Per Share ($)	12.69	12.40	11.27	11.98

See notes to financial statements.

86

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	105,955,445	2,002,354,045
Interest receivable	1,160,425	20,680,203
Receivable for shares of Beneficial Interest subscribed	928,076	6,468,011
Cash collateral held by broker—Note 4	25,200	5,780,000
Prepaid expenses	20,415	57,615
	108,089,561	2,035,339,874
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	47,464	1,088,341
Cash overdraft due to Custodian	148,899	3,960,329
Payable for shares of Beneficial Interest redeemed	28,559	2,469,850
Trustees’ fees and expenses payable	3,464	53,415
Payable for futures variation margin—Note 4	2,250	556,250
Payable for inverse floater rate notes issued—Note 4	-	53,100,000
Payable for investment securities purchased	-	3,865,265
Interest and expense payable related to inverse floater notes issued—Note 4	-	342,201
Other accrued expenses	33,955	92,733
	264,591	65,528,384
Net Assets ($)	107,824,970	1,969,811,490
Composition of Net Assets ($):
Paid-in capital	116,763,566	2,150,677,579
Total distributable earnings (loss)	(8,938,596)	(180,866,089)
Net Assets ($)	107,824,970	1,969,811,490
† Investments at cost ($)	111,289,235	2,152,851,219
Net Asset Value Per Share
Class M
Net Assets ($)	99,203,491	1,916,776,704
Shares Outstanding	9,725,322	159,332,647
Net Asset Value Per Share ($)	10.20	12.03
Investor Shares
Net Assets ($)	8,621,479	53,034,786
Shares Outstanding	844,776	4,406,699
Net Asset Value Per Share ($)	10.21	12.04

See notes to financial statements.

87

STATEMENTS OF OPERATIONS

Year Ended August 31, 2023

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	57,324,471	12,698,012	2,679,648	5,426,252
Expenses:
Management fee—Note 3(a)	6,626,781	2,210,118	457,775	660,530
Administration fee—Note 3(a)	2,559,950	852,606	123,744	254,914
Trustees’ fees and expenses—Note 3(c)	223,311	76,620	11,005	20,935
Shareholder servicing costs—Note 3(b)	131,807	47,385	12,540	23,326
Professional fees	112,912	64,059	45,103	56,115
Registration fees	72,835	51,609	31,447	33,132
Loan commitment fees—Note 2	47,766	16,103	2,129	4,319
Custodian fees—Note 3(b)	35,726	21,326	5,128	10,003
Prospectus and shareholders’ reports	21,385	15,914	13,255	12,406
Chief Compliance Officer fees—Note 3(b)	19,196	19,196	19,196	19,196
Miscellaneous	96,178	48,160	16,850	21,431
Total Expenses	9,947,847	3,423,096	738,172	1,116,307
Less—reduction in expenses due to undertakings—Note 3(a)	-	(582,665)	(183,304)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(25,938)	(18,344)	(3,284)	(8,080)
Net Expenses	9,921,909	2,822,087	551,584	1,108,227
Net Investment Income	47,402,562	9,875,925	2,128,064	4,318,025
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(28,023,819)	(8,042,674)	(658,364)	(3,577,254)
Net realized gain (loss) on futures	7,591,593	-	362,492	823,407
Net Realized Gain (Loss)	(20,432,226)	(8,042,674)	(295,872)	(2,753,847)
Net change in unrealized appreciation (depreciation) on investments	5,830,047	7,443,247	(436,522)	1,268,795
Net change in unrealized appreciation (depreciation) on futures	(1,043,435)	-	(49,066)	(110,935)
Net Change in Unrealized Appreciation (Depreciation)	4,786,612	7,443,247	(485,588)	1,157,860
Net Realized and Unrealized Gain (Loss) on Investments	(15,645,614)	(599,427)	(781,460)	(1,595,987)
Net Increase in Net Assets Resulting from Operations	31,756,948	9,276,498	1,346,604	2,722,038

See notes to financial statements.

88

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	3,167,394	77,312,797
Expenses:
Management fee—Note 3(a)	545,909	9,196,834
Administration fee—Note 3(a)	147,580	2,487,291
Professional fees	46,960	110,978
Registration fees	32,000	74,281
Shareholder servicing costs—Note 3(b)	22,629	156,335
Chief Compliance Officer fees—Note 3(b)	19,196	19,196
Trustees’ fees and expenses—Note 3(c)	13,127	215,727
Prospectus and shareholders’ reports	12,394	22,667
Custodian fees—Note 3(b)	7,033	38,411
Loan commitment fees—Note 2	2,699	43,879
Interest and expense related to inverse floater notes issued—Note 4	-	1,535,273
Miscellaneous	24,730	118,005
Total Expenses	874,257	14,018,877
Less—reduction in expenses due to undertakings—Note 3(a)	(204,922)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(4,254)	(36,406)
Net Expenses	665,081	13,982,471
Net Investment Income	2,502,313	63,330,326
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,541,016)	(34,211,896)
Net realized gain (loss) on futures	395,110	32,191,934
Net Realized Gain (Loss)	(1,145,906)	(2,019,962)
Net change in unrealized appreciation (depreciation) on investments	800,391	(24,335,050)
Net change in unrealized appreciation (depreciation) on futures	(52,325)	(3,743,790)
Net Change in Unrealized Appreciation (Depreciation)	748,066	(28,078,840)
Net Realized and Unrealized Gain (Loss) on Investments	(397,840)	(30,098,802)
Net Increase in Net Assets Resulting from Operations	2,104,473	33,231,524

See notes to financial statements.

89

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income	47,402,562	52,362,336	9,875,925	9,017,686
Net realized gain (loss) on investments	(20,432,226)	(27,636,419)	(8,042,674)	(3,460,771)
Net change in unrealized appreciation (depreciation) on investments	4,786,612	(260,732,071)	7,443,247	(33,322,767)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,756,948	(236,006,154)	9,276,498	(27,765,852)
Distributions ($):
Distributions to shareholders:
Class M	(45,891,692)	(64,229,087)	(9,501,728)	(8,783,825)
Investor Shares	(1,182,263)	(1,871,289)	(250,932)	(155,445)
Total Distributions	(47,073,955)	(66,100,376)	(9,752,660)	(8,939,270)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	890,450,284	788,877,298	207,572,625	443,993,068
Investor Shares	34,515,797	63,530,113	14,486,708	21,528,902
Distributions reinvested:
Class M	4,664,543	10,552,823	1,185,298	1,197,389
Investor Shares	981,213	1,508,002	191,306	129,214
Cost of shares redeemed:
Class M	(1,182,562,586)	(1,083,271,304)	(631,068,258)	(425,650,104)
Investor Shares	(46,663,957)	(89,816,298)	(19,366,276)	(19,103,575)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(298,614,706)	(308,619,366)	(426,998,597)	22,094,894
Total Increase (Decrease) in Net Assets	(313,931,713)	(610,725,896)	(427,474,759)	(14,610,228)
Net Assets ($):
Beginning of Period	2,224,622,490	2,835,348,386	898,150,933	912,761,161
End of Period	1,910,690,777	2,224,622,490	470,676,174	898,150,933
Capital Share Transactions (Shares):
Class Ma
Shares sold	69,827,030	59,264,067	16,803,149	35,404,594
Shares issued for distributions reinvested	366,729	770,995	95,767	94,775
Shares redeemed	(93,438,719)	(82,774,877)	(51,054,883)	(33,778,890)
Net Increase (Decrease) in Shares Outstanding	(23,244,960)	(22,739,815)	(34,155,967)	1,720,479
Investor Shares[a]
Shares sold	2,709,823	4,771,756	1,172,547	1,704,720
Shares issued for distributions reinvested	77,177	111,464	15,458	10,244
Shares redeemed	(3,669,309)	(6,793,068)	(1,565,581)	(1,511,334)
Net Increase (Decrease) in Shares Outstanding	(882,309)	(1,909,848)	(377,576)	203,630

[a]

During the period ended August 31, 2023, 2,686,071 Class M shares representing $34,268,783 were exchanged for 2,689,496 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,176,797 Class M shares representing $14,549,098 were exchanged for 1,177,620 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2022, 4,743,231 Class M shares representing $63,198,071 were exchanged for 4,749,005 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,664,401 Class M shares representing $21,029,260 were exchanged for 1,665,563 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

90

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income	2,128,064	3,082,141	4,318,025	6,288,944
Net realized gain (loss) on investments	(295,872)	(819,983)	(2,753,847)	(2,977,204)
Net change in unrealized appreciation (depreciation) on investments	(485,588)	(15,804,762)	1,157,860	(30,218,000)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,346,604	(13,542,604)	2,722,038	(26,906,260)
Distributions ($):
Distributions to shareholders:
Class M	(1,996,837)	(4,288,634)	(4,160,777)	(6,160,429)
Investor Shares	(103,122)	(219,289)	(192,029)	(239,722)
Total Distributions	(2,099,959)	(4,507,923)	(4,352,806)	(6,400,151)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	27,164,451	24,149,461	90,049,738	96,122,964
Investor Shares	1,257,019	2,308,154	4,437,819	14,245,882
Distributions reinvested:
Class M	99,202	631,940	533,547	765,471
Investor Shares	95,466	170,844	162,304	196,542
Cost of shares redeemed:
Class M	(55,709,358)	(84,513,113)	(169,708,732)	(153,388,964)
Investor Shares	(2,106,294)	(5,026,387)	(7,201,632)	(14,321,762)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(29,199,514)	(62,279,101)	(81,726,956)	(56,379,867)
Total Increase (Decrease) in Net Assets	(29,952,869)	(80,329,628)	(83,357,724)	(89,686,278)
Net Assets ($):
Beginning of Period	115,074,133	195,403,761	263,929,334	353,615,612
End of Period	85,121,264	115,074,133	180,571,610	263,929,334
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,396,933	2,044,063	7,503,675	7,731,415
Shares issued for distributions reinvested	8,796	51,183	44,603	60,929
Shares redeemed	(4,958,438)	(7,108,747)	(14,271,814)	(12,444,981)
Net Increase (Decrease) in Shares Outstanding	(2,552,709)	(5,013,501)	(6,723,536)	(4,652,637)
Investor Shares[a]
Shares sold	110,460	193,166	369,326	1,115,928
Shares issued for distributions reinvested	8,460	14,131	13,551	15,684
Shares redeemed	(186,910)	(430,787)	(598,603)	(1,163,922)
Net Increase (Decrease) in Shares Outstanding	(67,990)	(223,490)	(215,726)	(32,310)

[a]

During the period ended August 31, 2023, 76,414 Class M shares representing $866,426 were exchanged for 76,523 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 368,266 Class M shares representing $4,426,906 were exchanged for 368,412 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2022, 175,572 Class M shares representing $2,098,861 were exchanged for 175,796 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 1,090,110 Class M shares representing $13,872,558 were exchanged for 1,090,507 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

91

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income	2,502,313	2,710,933	63,330,326	67,329,436
Net realized gain (loss) on investments	(1,145,906)	(2,211,604)	(2,019,962)	(6,587,139)
Net change in unrealized appreciation (depreciation) on investments	748,066	(14,858,113)	(28,078,840)	(342,991,809)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,104,473	(14,358,784)	33,231,524	(282,249,512)
Distributions ($):
Distributions to shareholders:
Class M	(2,310,284)	(4,144,533)	(79,516,826)	(68,188,647)
Investor Shares	(184,932)	(284,882)	(2,761,398)	(2,494,638)
Total Distributions	(2,495,216)	(4,429,415)	(82,278,224)	(70,683,285)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	41,292,625	31,147,086	818,904,327	485,528,022
Investor Shares	291,189	744,452	39,295,929	66,985,321
Distributions reinvested:
Class M	333,577	1,000,427	21,093,576	16,386,132
Investor Shares	172,305	268,625	2,347,675	2,092,723
Cost of shares redeemed:
Class M	(54,826,532)	(54,102,630)	(926,871,982)	(680,330,217)
Investor Shares	(1,277,338)	(1,670,993)	(62,787,392)	(82,915,701)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(14,014,174)	(22,613,033)	(108,017,867)	(192,253,720)
Total Increase (Decrease) in Net Assets	(14,404,917)	(41,401,232)	(157,064,567)	(545,186,517)
Net Assets ($):
Beginning of Period	122,229,887	163,631,119	2,126,876,057	2,672,062,574
End of Period	107,824,970	122,229,887	1,969,811,490	2,126,876,057
Capital Share Transactions (Shares):
Class Ma
Shares sold	4,056,740	2,909,139	67,396,392	36,998,758
Shares issued for distributions reinvested	32,712	90,039	1,748,833	1,244,028
Shares redeemed	(5,401,366)	(5,176,802)	(76,852,149)	(53,364,116)
Net Increase (Decrease) in Shares Outstanding	(1,311,914)	(2,177,624)	(7,706,924)	(15,121,330)
Investor Shares[a]
Shares sold	28,290	67,052	3,248,669	5,072,526
Shares issued for distributions reinvested	16,865	24,456	194,533	158,779
Shares redeemed	(124,584)	(154,920)	(5,188,410)	(6,388,866)
Net Increase (Decrease) in Shares Outstanding	(79,429)	(63,412)	(1,745,208)	(1,157,561)

[a]

During the period ended August 31, 2023, 27,699 Class M shares representing $284,948 were exchanged for 27,687 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 2,763,511 Class M shares representing $33,405,943 were exchanged for 2,762,653 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2022, 65,399 Class M shares representing $726,317 were exchanged for 65,361 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 4,358,685 Class M shares representing $57,315,643 were exchanged for 4,356,476 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

92

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.75	14.23	14.09	14.04	13.29
Investment Operations:
Net investment income[a]	.32	.27	.28	.30	.33
Net realized and unrealized gain (loss) on investments	(.05)	(1.41)	.19	.05	.75
Total from Investment Operations	.27	(1.14)	.47	.35	1.08
Distributions:
Dividends from net investment income	(.32)	(.27)	(.28)	(.30)	(.33)
Dividends from net realized gain on investments	-	(.07)	(.05)	-	-
Total Distributions	(.32)	(.34)	(.33)	(.30)	(.33)
Net asset value, end of period	12.70	12.75	14.23	14.09	14.04
Total Return (%)	2.13	(8.14)	3.34	2.54	8.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.50	.50	.50	.50
Ratio of net expenses to average net assets	.52	.50	.50	.50	.50
Ratio of net investment income to average net assets	2.51	1.99	1.95	2.16	2.45
Portfolio Turnover Rate	80.75	65.37	46.51	45.62	61.91
Net Assets, end of period ($ x 1,000)	1,861,356	2,163,888	2,740,368	2,585,034	2,498,913

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.73	14.22	14.07	14.02	13.28
Investment Operations:
Net investment income[a]	.29	.24	.24	.27	.30
Net realized and unrealized gain (loss) on investments	(.04)	(1.43)	.20	.04	.74
Total from Investment Operations	.25	(1.19)	.44	.31	1.04
Distributions:
Dividends from net investment income	(.29)	(.23)	(.24)	(.26)	(.30)
Dividends from net realized gain on investments	-	(.07)	(.05)	-	-
Total Distributions	(.29)	(.30)	(.29)	(.26)	(.30)
Net asset value, end of period	12.69	12.73	14.22	14.07	14.02
Total Return (%)	1.96	(8.45)	3.16	2.29	7.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.75	.75	.75	.75
Ratio of net expenses to average net assets	.77	.75	.75	.75	.75
Ratio of net investment income to average net assets	2.26	1.74	1.70	1.92	2.22
Portfolio Turnover Rate	80.75	65.37	46.51	45.62	61.91
Net Assets, end of period ($ x 1,000)	49,335	60,734	94,980	63,920	51,184

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

94

	Class M Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.40	12.94	12.95	12.91	12.71
Investment Operations:
Net investment income[a]	.19	.13	.14	.17	.18
Net realized and unrealized gain (loss) on investments	.02	(.54)	(.01)	.04	.20
Total from Investment Operations	.21	(.41)	.13	.21	.38
Distributions:
Dividends from net investment income	(.20)	(.13)	(.14)	(.17)	(.18)
Net asset value, end of period	12.41	12.40	12.94	12.95	12.91
Total Return (%)	1.68	(3.17)	1.03	1.64	3.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.51	.51	.51	.50
Ratio of net expenses to average net assets	.44	.44	.48	.51	.50
Ratio of net investment income to average net assets	1.57	1.05	1.10	1.34	1.44
Portfolio Turnover Rate	101.11	92.90	66.89	92.41	128.58
Net Assets, end of period ($ x 1,000)	454,866	877,683	894,027	1,043,840	1,129,486
a Based on average shares outstanding.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.39	12.93	12.94	12.90	12.70
Investment Operations:
Net investment income[a]	.16	.10	.11	.14	.15
Net realized and unrealized gain (loss) on investments	.02	(.54)	(.01)	.04	.20
Total from Investment Operations	.18	(.44)	.10	.18	.35
Distributions:
Dividends from net investment income	(.17)	(.10)	(.11)	(.14)	(.15)
Net asset value, end of period	12.40	12.39	12.93	12.94	12.90
Total Return (%)	1.43	(3.42)	.78	1.39	2.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.76	.76	.76	.75
Ratio of net expenses to average net assets	.69	.69	.73	.76	.75
Ratio of net investment income to average net assets	1.32	.80	.85	1.09	1.20
Portfolio Turnover Rate	101.11	92.90	66.89	92.41	128.58
Net Assets, end of period ($ x 1,000)	15,810	20,468	18,734	13,965	14,608

a Based on average shares outstanding.

See notes to financial statements.

96

	Class M Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.32	12.69	12.65	12.61	11.95
Investment Operations:
Net investment income[a]	.26	.24	.24	.27	.29
Net realized and unrealized gain (loss) on investments	(.04)	(1.26)	.12	.06	.66
Total from Investment Operations	.22	(1.02)	.36	.33	.95
Distributions:
Dividends from net investment income	(.26)	(.24)	(.24)	(.27)	(.29)
Dividends from net realized gain on investments	-	(.11)	(.08)	(.02)	-
Total Distributions	(.26)	(.35)	(.32)	(.29)	(.29)
Net asset value, end of period	11.28	11.32	12.69	12.65	12.61
Total Return (%)	1.98	(8.18)	2.91	2.68	8.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.73	.71	.72	.70
Ratio of net expenses to average net assets	.59	.59	.66	.71	.70
Ratio of net investment income to average net assets	2.34	2.02	1.93	2.15	2.41
Portfolio Turnover Rate	109.86	66.46	47.09	51.36	69.91
Net Assets, end of period ($ x 1,000)	80,208	109,376	186,186	183,861	191,702

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.31	12.67	12.63	12.59	11.93
Investment Operations:
Net investment income[a]	.24	.21	.21	.24	.26
Net realized and unrealized gain (loss) on investments	(.05)	(1.25)	.12	.06	.66
Total from Investment Operations	.19	(1.04)	.33	.30	.92
Distributions:
Dividends from net investment income	(.23)	(.21)	(.21)	(.24)	(.26)
Dividends from net realized gain on investments	-	(.11)	(.08)	(.02)	-
Total Distributions	(.23)	(.32)	(.29)	(.26)	(.26)
Net asset value, end of period	11.27	11.31	12.67	12.63	12.59
Total Return (%)	1.72	(8.34)	2.65	2.43	7.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	.98	.96	.97	.95
Ratio of net expenses to average net assets	.84	.84	.91	.97	.95
Ratio of net investment income to average net assets	2.09	1.77	1.68	1.90	2.15
Portfolio Turnover Rate	109.86	66.46	47.09	51.36	69.91
Net Assets, end of period ($ x 1,000)	4,913	5,698	9,218	9,255	8,063

a Based on average shares outstanding.

b Not annualized.

See notes to financial statements.

98

	Class M Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2023		2022	2021	2020		2019
Per Share Data ($):
Net asset value, beginning of period	11.99		13.25	13.12	13.12		12.40
Investment Operations:
Net investment income[a]	.27		.25	.25	.27		.29
Net realized and unrealized gain (loss) on investments	.00	[b,c]	(1.26)	.13	(.00)	[b]	.72
Total from Investment Operations	.27		(1.01)	.38	.27		1.01
Distributions:
Dividends from net investment income	(.28)		(.24)	(.25)	(.27)		(.29)
Dividends from net realized gain on investments	-		(.01)	-	-		-
Total Distributions	(.28)		(.25)	(.25)	(.27)		(.29)
Net asset value, end of period	11.98		11.99	13.25	13.12		13.12
Total Return (%)	2.27		(7.69)	2.89	2.10		8.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58		.54	.54	.54		.53
Ratio of net expenses to average net assets	.57		.54	.54	.54		.53
Ratio of net investment income to average net assets	2.30		1.94	1.87	2.08		2.32
Portfolio Turnover Rate	102.77		49.94	32.82	52.29		80.68
Net Assets, end of period ($ x 1,000)	172,978		253,744	341,935	312,356		316,364

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2023	2022	2021	2020		2019
Per Share Data ($):
Net asset value, beginning of period	11.99	13.24	13.11	13.11		12.40
Investment Operations:
Net investment income[a]	.25	.22	.21	.24		.26
Net realized and unrealized gain (loss) on investments	(.01)	(1.25)	.13	(.00)	[b]	.71
Total from Investment Operations	.24	(1.03)	.34	.24		.97
Distributions:
Dividends from net investment income	(.25)	(.21)	(.21)	(.24)		(.26)
Dividends from net realized gain on investments	-	(.01)	-	-		-
Total Distributions	(.25)	(.22)	(.21)	(.24)		(.26)
Net asset value, end of period	11.98	11.99	13.24	13.11		13.11
Total Return (%)	2.01	(7.85)	2.56	1.92		7.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.79	.79	.79		.78
Ratio of net expenses to average net assets	.82	.79	.79	.79		.78
Ratio of net investment income to average net assets	2.05	1.69	1.62	1.83		2.08
Portfolio Turnover Rate	102.77	49.94	32.82	52.29		80.68
Net Assets, end of period ($ x 1,000)	7,593	10,185	11,680	8,253		7,437

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

100

	Class M Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.22	11.52	11.35	11.53	10.91
Investment Operations:
Net investment income[a]	.24	.20	.21	.24	.26
Net realized and unrealized gain (loss) on investments	(.02)	(1.18)	.25	(.11)	.63
Total from Investment Operations	.22	(.98)	.46	.13	.89
Distributions:
Dividends from net investment income	(.24)	(.20)	(.21)	(.24)	(.26)
Dividends from net realized gain on investments	-	(.12)	(.08)	(.07)	(.01)
Total Distributions	(.24)	(.32)	(.29)	(.31)	(.27)
Net asset value, end of period	10.20	10.22	11.52	11.35	11.53
Total Return (%)	2.14	(8.67)	4.07	1.20	8.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.74	.72	.73	.72
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.31	1.82	1.82	2.12	2.35
Portfolio Turnover Rate	86.42	67.51	64.18	79.52	90.17
Net Assets, end of period ($ x 1,000)	99,203	112,781	152,246	150,490	148,558

a Based on average shares outstanding.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
)
	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.22	11.53	11.36	11.54	10.92
Investment Operations:
Net investment income[a]	.21	.17	.18	.21	.23
Net realized and unrealized gain (loss) on investments	(.01)	(1.19)	.25	(.11)	.63
Total from Investment Operations	.20	(1.02)	.43	.10	.86
Distributions:
Dividends from net investment income	(.21)	(.17)	(.18)	(.21)	(.23)
Dividends from net realized gain on investments	-	(.12)	(.08)	(.07)	(.01)
Total Distributions	(.21)	(.29)	(.26)	(.28)	(.24)
Net asset value, end of period	10.21	10.22	11.53	11.36	11.54
Total Return (%)	1.98	(8.98)	3.81	.95	8.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	.99	.97	.98	.97
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.07	1.58	1.57	1.88	2.11
Portfolio Turnover Rate	86.42	67.51	64.18	79.52	90.17
Net Assets, end of period ($ x 1,000)	8,621	9,449	11,385	10,509	11,051

a Based on average shares outstanding.

See notes to financial statements.

102

	Class M Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.28	14.10	13.52	13.70	13.12
Investment Operations:
Net investment income[a]	.42	.36	.36	.40	.43
Net realized and unrealized gain (loss) on investments	(.11)	(1.80)	.58	(.17)	.57
Total from Investment Operations	.31	(1.44)	.94	.23	1.00
Distributions:
Dividends from net investment income	(.41)	(.36)	(.36)	(.41)	(.42)
Dividends from net realized gain on investments	(.15)	(.02)	-	-	(.00)	[b]
Total Distributions	(.56)	(.38)	(.36)	(.41)	(.42)
Net asset value, end of period	12.03	12.28	14.10	13.52	13.70
Total Return (%)	2.60	(10.38)	7.05	1.79	7.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.65	.65	.69	.73
Ratio of net expenses to average net assets	.75	.65	.65	.69	.73
Ratio of interest and expense related to inverse floater notes issued to average net assets	.08	-	-	.04	.08
Ratio of net investment income to average net assets	3.45	2.70	2.61	3.02	3.22
Portfolio Turnover Rate	72.98	57.75	52.25	75.12	72.96
Net Assets, end of period ($ x 1,000)	1,916,777	2,051,296	2,568,933	2,187,170	1,918,499

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.29	14.11	13.53	13.70	13.13
Investment Operations:
Net investment income[a]	.39	.33	.33	.38	.39
Net realized and unrealized gain (loss) on investments	(.11)	(1.81)	.58	(.18)	.57
Total from Investment Operations	.28	(1.48)	.91	.20	.96
Distributions:
Dividends from net investment income	(.38)	(.32)	(.33)	(.37)	(.39)
Dividends from net realized gain on investments	(.15)	(.02)	-	-	(.00)	[b]
Total Distributions	(.53)	(.34)	(.33)	(.37)	(.39)
Net asset value, end of period	12.04	12.29	14.11	13.53	13.70
Total Return (%)	2.26	(10.60)	6.78	1.54	7.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.90	.90	.94	.98
Ratio of net expenses to average net assets	1.00	.90	.90	.94	.98
Ratio of interest and expense related to inverse floater notes issued to average net assets	.08	-	-	.04	.08
Ratio of net investment income to average net assets	3.20	2.45	2.36	2.77	2.97
Portfolio Turnover Rate	72.98	57.75	52.25	75.12	72.96
Net Assets, end of period ($ x 1,000)	53,035	75,580	103,130	55,217	63,551

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

104

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of nineteen series, including the following diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), which serves as each fund’s investment adviser. BNY Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge. Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

105

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities and futures are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following below summarizes the inputs used as of August 31, 2023 in valuing each fund’s investments:

BNY Mellon National Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	1,917,026,466	-	1,917,026,466
Liabilities ($)
Other Financial Instruments:
Futures††	(275,278)	-	-	(275,278)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

106

BNY Mellon National Short-Term Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	473,952,091	-	473,952,091

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	85,715,476	-	85,715,476
Liabilities ($)
Other Financial Instruments:
Futures††	(9,352)	-	-	(9,352)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	180,642,251	-	180,642,251
Liabilities ($)
Other Financial Instruments:
Futures††	(18,704)	-	-	(18,704)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	105,955,445	-	105,955,445
Liabilities ($)
Other Financial Instruments:
Futures††	(10,521)	-	-	(10,521)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

107

NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon Municipal Opportunities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	17,182,207	-	17,182,207
Municipal Securities	-	1,985,171,838	-	1,985,171,838
Liabilities ($)
Other Financial Instruments:
Futures†††	(2,122,624)	-	-	(2,122,624)
Inverse Floater Notes††	-	(53,100,000)	-	(53,100,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the funds’ investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which each fund invests may have an impact on the funds’ share price.

State-Specific Risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund is subject to the risk that Pennsylvania’s economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund is subject to the risk that Massachusetts’ economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

108

BNY Mellon New York Intermediate Tax-Exempt Bond Fund is subject to the risk that New York’s economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the relevant fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the relevant fund’s use of derivatives may result in losses to the relevant fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the relevant fund will not correlate with the underlying assets or the relevant fund’s other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2023, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2023, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2023.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2023 and August 31, 2022.

Table 1—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Accumulated Capital Losses ($)	Unrealized (Depreciation) ($)	Capital (Losses) Realized After October 31, 2022†
BNY Mellon National Intermediate Municipal Bond Fund	960,467	(50,542,112)	(77,371,409)	-
BNY Mellon National Short-Term Municipal Bond Fund	408,939	(11,991,290)	(14,506,937)	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	175,173	(1,743,029)	(3,986,776)	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	143	(5,807,665)	(9,017,943)	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	31,586	(3,651,240)	(5,318,942)	-
BNY Mellon Municipal Opportunities Fund	1,850,031	-	(149,290,819)	(33,425,301)

† These losses were deferred for tax purposes to the first day of the following fiscal year.

109

NOTES TO FINANCIAL STATEMENTS (continued)

Table 2—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)†	Total($)
BNY Mellon National Intermediate Municipal Bond Fund	28,013,244	22,528,868	50,542,112
BNY Mellon National Short-Term Municipal Bond Fund	3,313,665	8,677,625	11,991,290
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	1,107,882	635,147	1,743,029
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	794,778	5,012,887	5,807,665
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	1,097,461	2,553,779	3,651,240

† These capital losses can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid
	2023			2022
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	47,065,942	8,013	-	52,234,279	2,308,078	11,558,019
BNY Mellon National Short-Term Municipal Bond Fund	9,596,567	156,093	-	8,939,270	-	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2,099,808	151	-	3,070,224	280,754	1,156,945
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	4,341,661	11,145	-	6,222,890	18,698	158,563
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2,495,216	-	-	2,709,454	692,472	1,027,489
BNY Mellon Municipal Opportunities Fund	61,908,903	7,769,617	12,599,704	66,904,178	2,006,156	1,772,951

(f) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the

110

period ended August 31, 2023, the funds did not borrow under the Facilities.

NOTE 3—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon National Short-Term Municipal Bond Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .44% of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $582,665 during the period ended August 31, 2023.

For BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $183,304 during the period ended August 31, 2023.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $204,922 during the period ended August 31, 2023.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended August 31, 2023, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 4—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$131,543
BNY Mellon National Short-Term Municipal Bond Fund	47,301
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	12,503
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	23,216
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	22,427
BNY Mellon Municipal Opportunities Fund	156,205

The funds have arrangements with the BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings

111

NOTES TO FINANCIAL STATEMENTS (continued)

credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 5.

Table 5—Transfer Agent Fees
Transfer Agent Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	(3,321)
BNY Mellon National Short-Term Municipal Bond Fund	(965)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(509)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(1,264)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(2,794)
BNY Mellon Municipal Opportunities Fund	(1,680)

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended August 31, 2023 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 6.

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2023 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—BNY Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$264
BNY Mellon National Short-Term Municipal Bond Fund	84
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	37
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	110
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	235
BNY Mellon Municipal Opportunities Fund	130

During the period ended August 31, 2023, each fund was charged $19,196 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 8 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures, during the period ended August 31, 2023.

Table 6—Custodian Fees
	Custodian Fees ($)	Custodian Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	35,726	(22,617)
BNY Mellon National Short-Term Municipal Bond Fund	21,326	(17,379)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	5,128	(2,775)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	10,003	(6,816)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	7,033	(1,460)
BNY Mellon Municipal Opportunities Fund	38,411	(34,726)

112

Table 8—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	568,535	220,342	10,491	10,964	3,025	-
BNY Mellon National Short-Term Municipal Bond Fund	142,106	55,009	3,250	5,600	3,025	(40,872)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	36,877	9,873	1,045	1,200	3,025	(12,157)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	53,441	20,369	1,633	3,200	3,025	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	45,113	11,204	1,841	2,328	3,025	(16,047)
BNY Mellon Municipal Opportunities Fund	834,492	227,076	11,348	12,400	3,025	-

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,532,345,738	1,810,936,106
BNY Mellon National Short-Term Municipal Bond Fund	623,619,459	914,908,736
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	101,120,586	128,772,563
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	193,369,998	270,826,518
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	93,705,360	107,801,146
BNY Mellon Municipal Opportunities Fund	1,340,790,000	1,419,415,854

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2023, was approximately $41,039,562, with a related weighted average annualized interest rate of 3.74%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC adopted Rule 18f-4 under the Act, which

113

NOTES TO FINANCIAL STATEMENTS (continued)

regulates the use of derivatives transactions for certain funds registered under the Act. Each fund, with the exception of the BNY Mellon Municipal Opportunities Fund, is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of each fund’s net assets, and is subject to certain reporting requirements.

BNY Mellon Municipal Opportunities Fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund. Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2023 is discussed below.

Futures: In the normal course of pursuing their investment objective, each relevant fund exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2023 are set forth in the each relevant fund’s Statements of Investments.

Table 10 summarizes each fund’s average market value of derivatives outstanding during the period ended August 31, 2023.

Table 10—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	60,999,546
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	2,932,904
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	6,239,976
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	3,329,656
BNY Mellon Municipal Opportunities Fund Interest rate futures	222,408,115

Table 11 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2023.

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,994,397,875	8,206,003	85,577,412	(77,371,409)
BNY Mellon National Short-Term Municipal Bond Fund	488,459,028	262,156	14,769,093	(14,506,937)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	89,702,252	109,975	4,096,751	(3,986,776)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	189,660,194	260,542	9,278,485	(9,017,943)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	111,274,387	226,189	5,545,131	(5,318,942)
BNY Mellon Municipal Opportunities Fund	2,098,544,864	15,226,119	164,516,938	(149,290,819)

114

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 23 , 2023

115

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular Federal income tax), except $8,013 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular Federal income tax), except $156,093 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular Federal income tax), except $151 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular Federal income tax) , except $11,145 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024. Also, the fund reports the maximum amount allowable but not less than $.0926 per share as a capital gain dividend paid on December 23, 2022 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0570 as a short-term capital gain dividend paid on December 23, 2022 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

116

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 20-21, 2023, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon is responsible for the provision of administrative services to the funds (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional funds in the particular Lipper classification (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional funds in the particular Lipper classification, excluding outliers (the “Expense Universe”). The information for each comparison was derived, in part, from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected. The Board also considered the funds’ performance in light of overall financial market conditions.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by one or more funds advised by the Adviser that are in the same Lipper category as BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund (for each fund, the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the relevant fund’s management fee. As to each fund, representatives of the Adviser noted that there were no Similar Funds for the other funds and that there

117

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon National Intermediate Municipal Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as intermediate municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the two-, three- and ten-year periods when the fund’s total return performance was below the Performance Group median and was above the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for eight of the nine one-year periods ended December 31st and above the Performance Universe median for eight of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance and yield performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

BNY Mellon National Short-Term Municipal Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as short municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the one- and two-year periods when the fund’s total return performance was at and above, respectively, the Performance Group median, and was below the Performance Universe median for all periods, except for the one- and two-year periods when the fund’s total return performance was above the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group median for five of the nine one-year periods ended December 31st and was at or above the Performance Universe median for seven of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance and yield performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class of fund shares (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ..44% of the fund’s average daily net assets.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as “other states” intermediate municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s total return performance was below the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was below the Performance Group median for six of the nine one-year periods ended December 31st and at or above the Performance Universe median for seven of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and Performance Universe medians during the periods under review. The Board also considered

118

that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices. The Board noted that the fund had a four-star rating for the three-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class of fund shares (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ..59% of the fund’s average daily net assets.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as “other states” intermediate municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group median and above the Performance Universe median for all periods, except for the one-year period when the fund’s total return performance was just below the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group median for six of the nine one-year periods ended December 31st and below the Performance Universe for six of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and Performance Universe medians during the periods under review. The Board also considered that not all the other funds in the Performance Group or Performance Universe invested primarily in Massachusetts municipal securities. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices. The Board noted that the fund had a five-star rating for the three-year period and a four-star rating for the five-year period and a four-star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median contractual management fee, and the fund’s actual total expenses were equal to the Expense Group median and slightly lower than the Expense Universe median total expenses.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as New York intermediate municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the four- and five-year periods when the fund’s total return performance was above the Performance Group median, and was below the Performance Universe median for all periods, except for the four-, five- and ten-year periods when the fund’s total return performance was above the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group median for all nine one-year periods ended December 31st and below the Performance Universe medians for six of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were slightly higher the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 30, 2023 to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on

119

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as general and insured municipal debt funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for six of the nine one-year periods ended December 31st and above the Performance Universe median for all nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a five-star rating for each of the five- and ten-year periods and a five-star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also considered the expense limitation arrangement for certain funds and the effect such arrangements had on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

As to each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Municipal Bond Fund, the Board generally was satisfied with each fund’s overall relative performance.

120

• With respect to BNY Mellon Municipal Opportunities Fund, the Board was satisfied with the fund’s relative performance.

• With respect to each fund, the Board concluded that the fees paid pursuant to the Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the funds and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the respective fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

121

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, each fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that each fund maintains sufficient highly liquid assets to meet expected fund redemptions.

122

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Patrick J. O’Connor (80)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002); and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 19

———————

John R. Alchin (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Ronald R. Davenport (87)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Kim D. Kelly (67)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 19

———————

Kevin C. Phelan (79)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Colliers International Mortgage Banker, (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 19

———————

Patrick J. Purcell (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 – 2018)

No. of Portfolios for which Board Member Serves: 19

———————

Thomas F. Ryan, Jr. (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-May 2022)

No. of Portfolios for which Board Member Serves: 19

———————

123

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 19

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

124

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014. He is 59 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020, and Director- BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since April 2015.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 51 years old and has been an employee of BNYM Investment Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of BNYM Investment Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by BNYM Investment Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 115 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

125

This page intentionally left blank.

126

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation	MFTAR0823-MB

BNY Mellon Funds Trust

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2023

Contents

THE FUNDS

Understanding Your Fund’s Expenses	2
Comparing Your Fund’s Expenses With Those of Other Funds	2
Statements of Investments	3
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Important Tax Information	24
Information About the Renewal of Each Fund’s Investment Advisory and Administration Agreements and the Approval of Each Fund’s New Sub-Investment Advisory Agreements	25
Board Members Information	30
Officers of the Trust	32

FOR MORE INFORMATION

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.53	$2.80
Ending value (after expenses)	$1,024.20	$1,022.90
Annualized expense ratio (%)	.30	.55
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.78	$3.05
Ending value (after expenses)	$1,015.10	$1,013.80
Annualized expense ratio (%)	.35	.60
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.53	$2.80
Ending value (after expenses)	$1,023.69	$1,022.43
Annualized expense ratio (%)	.30	.55
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.79	$3.06
Ending value (after expenses)	$1,023.44	$1,022.18
Annualized expense ratio (%)	.35	.60
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2

STATEMENT OF INVESTMENTS

August 31, 2023

BNY Mellon Government Money Market Fund
U.S. Government Agencies Obligations - 14.2%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
9/1/2023, Bonds (3 Month SOFR +0.05%)	5.35	3,000,000	[a]	3,000,000
Federal Home Loan Banks:
9/1/2023, Bonds (3 Month SOFR +0.03%)	5.33	4,000,000	[a]	4,000,000
9/1/2023, Bonds (3 Month SOFR +0.04%)	5.34	4,000,000	[a]	4,000,000
9/1/2023, Bonds (3 Month SOFR +0.06%)	5.36	2,000,000	[a]	2,000,000
9/1/2023, Bonds (3 Month SOFR +0.06%)	5.36	4,000,000	[a]	4,000,000
9/1/2023, Bonds (3 Month SOFR +0.07%)	5.37	4,000,000	[a]	4,000,000
9/1/2023, Bonds (3 Month SOFR +0.09%)	5.39	4,000,000	[a]	4,000,000
9/1/2023, Bonds (3 Month SOFR +0.14%)	5.44	2,000,000	[a]	2,000,000
9/15/2023, Notes	5.07	2,000,000	[b]	1,996,119
2/9/2024, Notes	4.95	2,000,000	[b]	1,957,246
3/6/2024, Notes	5.28	1,000,000	[b]	973,664
4/26/2024, Bonds	5.35	2,000,000		2,000,000
5/10/2024, Bonds	5.24	2,000,000		2,000,000
5/28/2024, Bonds	5.28	2,000,000		2,000,000
5/30/2024, Bonds	5.35	1,000,000		1,000,000
7/12/2024, Bonds	5.51	3,000,000		3,000,000
8/19/2024, Bonds	5.58	3,000,000		3,000,000
8/26/2024, Bonds	5.62	3,000,000		3,000,000
Federal Home Loan Mortgage Corporation:
6/18/2024, Notes	5.50	1,000,000	[c]	1,000,000
Total U.S. Government Agencies Obligations (cost $48,927,029)				48,927,029
U.S. Treasury Bills - 21.9%
9/12/2023	5.36	6,000,000	[b]	5,990,320
9/21/2023	5.36	10,000,000	[b]	9,970,694
9/26/2023	5.38	7,000,000	[b]	6,974,309
9/28/2023	5.38	7,000,000	[b]	6,972,254
10/3/2023	5.42	3,000,000	[b]	2,985,800
10/10/2023	5.36	8,000,000	[b]	7,954,413
10/12/2023	5.40	6,000,000	[b]	5,963,852
10/24/2023	5.41	4,000,000	[b]	3,968,848
10/31/2023	4.92	5,000,000	[b]	4,958,855
11/14/2023	5.39	2,000,000	[b]	1,978,376
11/30/2023	5.44	2,000,000	[b]	1,973,550
12/7/2023	5.40	4,000,000	[b]	3,943,417
12/14/2023	5.31	3,000,000	[b]	2,955,323
1/11/2024	5.45	2,000,000	[b]	1,961,353
1/18/2024	5.43	2,000,000	[b]	1,959,458
2/29/2024	5.57	2,000,000	[b]	1,946,203
6/13/2024	5.20	3,000,000	[b]	2,882,502
Total U.S. Treasury Bills (cost $75,339,527)				75,339,527
U.S. Treasury Floating Rate Notes - 11.0%
9/6/2023, (3 Month U.S. T-BILL -0.08%)	5.34	8,000,000	[a]	7,998,005
9/6/2023, (3 Month U.S. T-BILL +0.04%)	5.45	5,000,000	[a]	5,000,000
9/6/2023, (3 Month U.S. T-BILL +0.04%)	5.45	10,000,000	[a]	9,997,056
9/6/2023, (3 Month U.S. T-BILL +0.13%)	5.54	5,000,000	[a]	4,997,691
9/6/2023, (3 Month U.S. T-BILL +0.14%)	5.55	5,000,000	[a]	4,997,250
9/6/2023, (3 Month U.S. T-BILL +0.20%)	5.61	5,000,000	[a]	5,000,222
Total U.S. Treasury Floating Rate Notes (cost $37,990,224)				37,990,224

3

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Government Money Market Fund (continued)
Repurchase Agreements - 53.8%	Annualized Yield (%)	Principal Amount ($)	Value ($)
ABN Amro Bank, Tri-Party Agreement thru BNY Mellon, dated 8/31/2023, due at 9/1/2023 in the amount of $65,009,569 (fully collateralized by: U.S. Treasuries (including strips), 0.50%-3.88%, due 3/31/2025-8/15/2046, valued at $66,300,007)	5.30	65,000,000	65,000,000
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 8/31/2023, due at 9/1/2023 in the amount of $70,010,267 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-4.50%, due 9/14/2023-8/15/2053, valued at $71,410,473)	5.28	70,000,000	70,000,000
Fixed Income Clearing Corp., Tri-Party Agreement thru Northern Trust Company, dated 8/31/2023, due at 9/1/2023 in the amount of $50,007,361 (fully collateralized by: U.S. Treasuries (including strips), 2.63%, due 5/31/2027, valued at $51,000,000)	5.30	50,000,000	50,000,000
Total Repurchase Agreements (cost $185,000,000)			185,000,000
Total Investments (cost $347,256,780)		100.9%	347,256,780
Liabilities, Less Cash and Receivables		(.9%)	(3,239,288)
Net Assets		100.0%	344,017,492

a Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

b Security is a discount security. Income is recognized through the accretion of discount.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	53.8
U.S. Treasury Securities	32.9
U.S. Government Agencies Obligations	14.2
100.9

† Based on net assets.

See notes to financial statements.

4

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 95.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 7.3%
Decatur AL, GO, Refunding, Ser. A	2.00	10/1/2023	100,000		99,852
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. A	4.30	9/7/2023	1,000,000	[a]	1,000,000
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. B	4.30	9/7/2023	10,000,000	[a]	10,000,000
				11,099,852
California - 4.9%
California Infrastructure & Economic Development Bank, Revenue Bonds (Society for the Blind Project) (LOC; U.S. Bank NA)	4.17	9/7/2023	1,590,000	[a]	1,590,000
Los Angeles, COP (Kadima Hebrew Academy) (LOC; California Bank & Trust) Ser. A	4.57	9/7/2023	5,885,000	[a]	5,885,000
				7,475,000
District of Columbia - .5%
District of Columbia, Revenue Bonds, Refunding (Progressive Life Center) (LOC; Truist Bank) Ser. A	4.10	9/7/2023	820,000	[a]	820,000
Florida - 11.4%
Florida Development Finance Corp., Revenue Bonds (Center Court Properties Project) (LOC; Wells Fargo Bank NA)	4.10	9/7/2023	855,000	[a]	855,000
Manatee County, Revenue Bonds, Refunding (Florida Power & Light Project)	4.50	9/1/2023	2,500,000	[a]	2,500,000
Miami-Dade County Industrial Development Authority, Revenue Bonds, Refunding (Florida Power & Light Co.)	4.20	9/7/2023	4,500,000	[a]	4,500,000
Tender Option Bond Trust Receipts (Series 2022-XM0985), (Broward County Convention Center Hotel, Revenue Bonds (Liquidity Agreement; JP Morgan Chase Bank NA)), Trust Maturity Date 1/1/2030	4.18	9/7/2023	9,500,000	[a,b,c]	9,500,000
				17,355,000
Georgia - 4.6%
Macon Water Authority, Revenue Bonds, Refunding, Ser. B	4.14	9/7/2023	950,000	[a]	950,000
Tender Option Bond Trust Receipts (Series 2018-XF0708), (Bryan County School District, GO (Insured; State Aid Withholding) (Liquidity Agreement; JPMorgan Chase Bank NA)), Trust Maturity Date 8/1/2024	4.16	9/7/2023	3,200,000	[a,b,c]	3,200,000
Tender Option Bond Trust Receipts (Series 2023-XG0470), (Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) (LOC; Bank of America NA) Ser. A), Trust Maturity Date 1/1/2059	4.11	9/7/2023	2,800,000	[a,b,c]	2,800,000
				6,950,000
Hawaii - .1%
Hawaii, GO, Ser. ET	3.00	10/1/2023	100,000		99,949
Illinois - 2.4%
Illinois Educational Facilities Authority, Revenue Bonds (The Lincoln Park Society) (LOC; Citibank NA)	4.05	9/7/2023	300,000	[a]	300,000
Illinois Educational Facilities Authority, Revenue Bonds, Refunding (The Newberry Library) (LOC; Northern Trust Company)	3.95	9/7/2023	1,400,000	[a]	1,400,000
Illinois Finance Authority, Revenue Bonds, Refunding (Community Action Partnership of Lake County) (LOC; BMO Harris Bank NA) Ser. A	4.21	9/7/2023	1,890,000	[a]	1,890,000
				3,590,000

5

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Indiana - 2.1%
Indiana Development Finance Authority, Revenue Bonds (Goodwill Industries of Michiana Project) (LOC; PNC Bank NA)	4.10	9/7/2023	235,000	[a]	235,000
Indiana Finance Authority, Revenue Bonds, Refunding (LOC; Cooperatieve Rabobank)	4.25	9/7/2023	3,000,000	[a]	3,000,000
				3,235,000
Iowa - .8%
Tender Option Bond Trust Receipts (Series 2022-XF2983), (Lowa Finance Authority outstanding Midwestern Disaster Area, Revenue Bonds, Refunding (Lowa Fertilizer company project)), Trust Maturity Date 12/1/2050	4.14	9/7/2023	1,145,000	[a,b,c]	1,145,000
Kansas - .3%
Johnson County Unified School District No. 232, GO, Refunding, Ser. B	3.00	9/1/2023	110,000		110,000
Leawood, GO	3.00	9/1/2023	400,000		400,000
				510,000
Kentucky - 1.1%
Boone County, Revenue Bonds, Refunding (Duke Energy) (LOC; Sumitomo Mitsui Banking)	4.15	9/7/2023	1,380,000	[a]	1,380,000
Lexington-Fayette Urban County Government, Revenue Bonds, Refunding (Eastland Parkway) (LOC; Traditional Bank)	4.80	9/7/2023	270,000	[a]	270,000
				1,650,000
Louisiana - 2.2%
Louisiana Housing Corp., Revenue Bonds (Belmont Village Apartments Project)	4.16	9/7/2023	3,355,000	[a]	3,355,000
Maryland - 2.8%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stella Maris) (LOC; M&T Bank)	4.26	9/7/2023	4,210,000	[a,b]	4,210,000
Mississippi - 1.3%
Mississippi Business Finance Corp., Revenue Bonds, Refunding (Jackson Heart Realty) (LOC; Federal Home Loan Bank)	4.13	9/7/2023	1,940,000	[a]	1,940,000
Nebraska - 1.6%
Lincoln Electric System, CP, Ser. C	3.25	9/21/2023	2,500,000		2,498,960
New Jersey - .4%
New Jersey Economic Development Authority, Revenue Bonds (Somerset Hills YMCA Project) (LOC; TD Bank NA)	4.62	9/1/2023	230,000	[a]	230,000
Somerset Hills School District, GO	2.00	9/15/2023	100,000		99,917
Woodbridge, GO, Refunding	2.00	10/15/2023	285,000		284,352
				614,269
New York - 10.8%
Blind Brook-Rye Union Free School District, GO, Refunding (Insured; State Aid Withholding)	2.25	10/15/2023	625,000		623,769
Chautauqua County, GO, Refunding (Insured; Build America Mutual) Ser. A	2.00	12/15/2023	800,000		796,733
Harborfields Central School District, BAN, Refunding (Insured; State Aid Withholding)	3.00	9/7/2023	1,020,000		1,019,888
Oneida County Industrial Development Agency, Revenue Bonds (Mohawk Valley Community College Dormitory Corp.) (LOC; M&T Bank) Ser. A	4.21	9/7/2023	4,650,000	[a]	4,650,000
Onondaga County, GO	2.00	10/15/2023	235,000		234,493

6

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 10.8% (continued)
Oswego County Industrial Development Agency, Revenue Bonds (OH Properties Project) (LOC; M&T Bank) Ser. A	4.33	9/7/2023	165,000	[a]	165,000
Riverhead Central School District, GO (Insured; State Aid Withholding) Ser. A	4.50	2/23/2024	2,000,000		2,008,620
The Erie County Industrial Development Agency, Revenue Bonds (Canisius High School) (LOC; M&T Bank)	4.23	9/7/2023	6,675,000	[a]	6,675,000
Westchester County Industrial Development Agency, Revenue Bonds (Westchester Jewish Project) (LOC; JP Morgan Chase Bank NA)	4.10	9/7/2023	160,000	[a]	160,000
				16,333,503
North Carolina - 1.4%
North Carolina Capital Facilities Finance Agency, Revenue Bonds, Refunding (Rocky Mount Preparatory School) (LOC; Truist Bank)	4.10	9/7/2023	2,160,000	[a]	2,160,000
North Dakota - 1.3%
Tender Option Bond Trust Receipts (Series 2023-XF1520), (North Dakota State Housing Finance Agency, Revenue Bonds (LOC; TD Bank NA) Ser. A), Trust Maturity Date 7/1/2043	4.11	9/7/2023	2,000,000	[a,b,c]	2,000,000
Ohio - 2.1%
Hamilton County, Revenue Bonds (The Children's Home of Cincinnati Ohio) (LOC; U.S. Bank NA)	4.25	9/7/2023	2,440,000	[a]	2,440,000
Lincolnview Local School District, GO, Refunding	3.00	12/1/2023	325,000		324,474
Ohio, GO, Ser. A	2.00	9/1/2023	100,000		100,000
Port of Greater Cincinnati Development Authority, Revenue Bonds (Cincinnati Zoo Project) (LOC; U.S. Bank NA)	4.25	9/7/2023	105,000	[a]	105,000
Port of Greater Cincinnati Development Authority, Revenue Bonds (Cincinnati Zoo Project) (LOC; U.S. Bank NA)	4.25	9/7/2023	260,000	[a]	260,000
				3,229,474
Pennsylvania - 9.1%
Lancaster Industrial Development Authority, Revenue Bonds, Refunding (The Mennonite Home Project) (LOC; M&T Bank)	4.64	9/7/2023	9,000,000	[a]	9,000,000
Montgomery County Industrial Development Authority, Revenue Bonds (Girl Scouts of Eastern Pennsylvania) (LOC; TD Bank NA)	4.21	9/7/2023	340,000	[a]	340,000
Ringgold School District, GO, Refunding (Insured; Build America Mutual)	3.00	9/1/2023	695,000		695,000
Tender Option Bond Trust Receipts (Series 2022-XM1057), (Southeastern Pennsylvania Transportation Authority, Revenue Bonds (Asset Improvement Program) (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 6/1/2047	4.11	9/7/2023	2,500,000	[a,b,c]	2,500,000
York Redevelopment Authority, Revenue Bonds (LOC; M&T Bank)	4.64	9/7/2023	1,235,000	[a]	1,235,000
				13,770,000
Rhode Island - 1.6%
Tender Option Bond Trust Receipts (Series 2022-XM1045), (Rhode Island State Health & Education Building Corporation Public School, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada) Ser. F), Trust Maturity Date 5/15/2030	4.12	9/7/2023	2,500,000	[a,b,c]	2,500,000
South Carolina - 9.3%
North Charleston Municipal Golf Course, Revenue Bonds, Refunding	4.33	9/7/2023	340,000	[a]	340,000
South Carolina Educational Facilities Authority, Revenue Bonds (Spartanburg Methodist College) (LOC; Truist Bank)	4.10	9/7/2023	850,000	[a]	850,000

7

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
South Carolina - 9.3% (continued)
Tender Option Bond Trust Receipts (Series 2022-XF3047), (South Carolina Jobs-Economic Development Authority, Revenue Bonds (The Park at Vietti Apartments Project) (LOC; Mizuho Capital Markets LLC) Ser. A), Trust Maturity Date 6/1/2028	4.46	9/7/2023	6,500,000	[a,b,c]	6,500,000
Tender Option Bond Trust Receipts (Series 2022-XF3075), (South Carolina Jobs-Economic Development Authority, Revenue Bonds (Park at Sondrio Apartments Project) (LOC; Mizuho Capital Markets LLC) Ser. A), Trust Maturity Date 6/1/2028	4.46	9/7/2023	6,500,000	[a,b,c]	6,500,000
				14,190,000
Tennessee - 3.3%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett & Platt Project) (LOC; Wells Fargo Bank NA) Ser. B	4.20	9/7/2023	1,750,000	[a]	1,750,000
The Blount County Tennessee Public Building Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) (LOC; Truist Bank) Ser. 6A	4.10	9/7/2023	3,235,000	[a]	3,235,000
				4,985,000
Texas - 3.6%
Aledo Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2024	680,000		684,283
Guadalupe-Blanco River Authority, Revenue Bonds, Refunding	3.13	9/1/2023	300,000		300,000
San Antonio Education Facilities Corp., Revenue Bonds, Refunding (Trinity University)	4.05	9/7/2023	4,000,000	[a]	4,000,000
Sulphur Springs, GO (Insured; Assured Guaranty Municipal Corp.)	2.50	9/1/2023	290,000		290,000
Texas, GO, Ser. A	4.15	9/7/2023	125,000	[a]	125,000
				5,399,283
Utah - 2.9%
Tender Option Bond Trust Receipts (Series 2022-XG0364), (Intermountain Power Agency, Revenue Bonds, Refunding (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA) Ser. A), Trust Maturity Date 7/1/2043	4.12	9/7/2023	4,450,000	[a,b,c]	4,450,000
Washington - 3.1%
King County, GO, Ser. A	3.00	1/1/2024	700,000		699,174
King County Housing Authority, Revenue Bonds (Insured; County Guaranteed)	3.00	11/1/2023	1,175,000		1,173,899
Tender Option Bond Trust Receipts (Series 2023-XG0475), (Washington State Health Care Facility Authority, Revenue Bonds, Refunding (LOC; Toronto-Dominion Bank)), Trust Maturity Date 9/1/2055	4.11	9/7/2023	2,785,000	[a,b,c]	2,785,000
				4,658,073
West Virginia - 1.4%
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital Obligated Group) (LOC; Truist Bank) Ser. A	4.10	9/7/2023	2,195,000	[a]	2,195,000

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 95.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wisconsin - 2.0%
Door County WI, GO, Ser. A	2.00	9/1/2023	500,000	500,000
Wood County, NAN	4.50	3/14/2024	2,500,000	2,504,625
			3,004,625
Total Investments (cost $145,422,988)			95.7%	145,422,988
Cash and Receivables (Net)			4.3%	6,495,928
Net Assets			100.0%	151,918,916

a The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities amounted to $48,090,000 or 31.66% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

Portfolio Summary (Unaudited) †	Value (%)
Development	24.0
Education	13.7
Multifamily Housing	11.5
Nursing Homes	8.7
General	6.8
Medical	6.6
School District	5.8
Facilities	4.3
Power	3.5
Utilities	2.9
General Obligation	2.4
Pollution	1.7
Transportation	1.7
Single Family Housing	1.3
Water	.8
95.7

† Based on net assets.

See notes to financial statements.

9

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
TSFR	Term Secured Overnight Financing Rate	U.S. T-BILL	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

10

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2023

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	347,256,780	††	145,422,988
Cash	1,241,994		1,388,276
Interest receivable	597,573		711,361
Receivable for investment securities sold	-		9,006,598
Prepaid expenses	16,121		14,660
	349,112,468		156,543,883
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	94,684		56,546
Payable for investment securities purchased	4,958,856		4,513,245
Trustees’ fees and expenses payable	17,866		13,884
Other accrued expenses	23,570		41,292
	5,094,976		4,624,967
Net Assets ($)	344,017,492		151,918,916
Composition of Net Assets ($):
Paid-in capital	344,017,044		151,854,086
Total distributable earnings (loss)	448		64,830
Net Assets ($)	344,017,492		151,918,916
† Investments at cost ($)	347,256,780		145,422,988
†† Value of repurchase agreements—Note 1(b) ($)	185,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	333,171,095		151,878,954
Shares Outstanding	333,173,376		152,029,678
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	10,846,397		39,962
Shares Outstanding	10,846,462		40,002
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

11

STATEMENTS OF OPERATIONS

Year Ended August 31, 2023

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	17,351,773	7,981,581
Expenses:
Management fee—Note 2(a)	592,321	411,723
Administration fee—Note 2(a)	534,098	371,124
Trustees’ fees and expenses—Note 2(c)	49,366	35,137
Professional fees	44,058	48,781
Registration fees	33,195	33,184
Shareholder servicing costs—Note 2(b)	24,975	124
Chief Compliance Officer fees—Note 2(b)	19,196	19,196
Custodian fees—Note 2(b)	15,729	15,625
Prospectus and shareholders’ reports	14,264	8,566
Miscellaneous	1,398	14,362
Total Expenses	1,328,600	957,822
Less—reduction in fees due to earnings credits—Note 2(b)	(196)	(9,797)
Net Expenses	1,328,404	948,025
Net Investment Income	16,023,369	7,033,556
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	-	168,466
Net Increase in Net Assets Resulting from Operations	16,023,369	7,202,022

See notes to financial statements.

12

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2023	2022	2023	2022
Operations ($):
Net investment income	16,023,369	1,574,626	7,033,556	883,627
Net realized gain (loss) on investments	-	-	168,466	48,754
Net Increase (Decrease) in Net Assets Resulting from Operations	16,023,369	1,574,626	7,202,022	932,381
Distributions ($):
Distributions to shareholders:
Class M	(15,628,916)	(1,543,647)	(7,054,516)	(898,875)
Investor Shares	(391,497)	(28,560)	(1,091)	(103)
Total Distributions	(16,020,413)	(1,572,207)	(7,055,607)	(898,978)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	657,813,315	567,501,254	657,568,538	593,948,050
Investor Shares	22,381,460	16,022,669	-	-
Distributions reinvested:
Class M	10,927	-	-	-
Investor Shares	390,938	28,419	156	29
Cost of shares redeemed:
Class M	(703,749,280)	(545,106,610)	(806,922,057)	(614,012,236)
Investor Shares	(20,934,411)	(18,996,414)	(15,529)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(44,087,051)	19,449,318	(149,368,892)	(20,064,157)
Total Increase (Decrease) in Net Assets	(44,084,095)	19,451,737	(149,222,477)	(20,030,754)
Net Assets ($):
Beginning of Period	388,101,587	368,649,850	301,141,393	321,172,147
End of Period	344,017,492	388,101,587	151,918,916	301,141,393

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.041	.004	.000[a]	.008	.020
Distributions:
Dividends from net investment income	(.041)	(.004)	(.000)[a]	(.008)	(.020)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	4.17	.39	.01	.84	2.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.33	.32	.31	.31	.30
Ratio of net expenses to average net assets	.33	.19	.11	.29	.30
Ratio of net investment income to average net assets	4.06	.40	.01	.90	2.05
Net Assets, end of period ($ x 1,000)	333,171	379,093	356,696	491,999	812,993

a Amount represents less than $.001 per share.

See notes to financial statements.

14

	Investor Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.038	.003	.000[a]	.007	.018
Distributions:
Dividends from net investment income	(.038)	(.003)	(.000)[a]	(.007)	(.018)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	3.91	.31	.01	.68	1.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.57	.56	.56	.55
Ratio of net expenses to average net assets	.58	.25	.11	.46	.55
Ratio of net investment income to average net assets	3.81	.34	.01	.70	1.79
Net Assets, end of period ($ x 1,000)	10,846	9,008	11,954	14,974	17,152
a Amount represents less than $.001 per share.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.026	.003	.000[a]	.007	.013
Distributions:
Dividends from net investment income	(.026)	(.003)	(.000)[a]	(.007)	(.013)
Dividends from net realized gain on investments	(.000)[a]	(.000)[a]	-	-	-
Total Distributions	(.026)	(.003)	(.000)[a]	(.007)	(.013)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	2.62	.29	.01	.72	1.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.35	.33	.32	.31	.30
Ratio of net expenses to average net assets	.35	.22	.13	.29	.30
Ratio of net investment income to average net assets	2.56	.28	.01	.80	1.30
Net Assets, end of period ($ x 1,000)	151,879	301,086	321,117	361,358	790,984

a Amount represents less than $.001 per share.

See notes to financial statements.

16

	Investor Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.023	.002	.000[a]	.006	.011
Distributions:
Dividends from net investment income	(.023)	(.002)	(.000)[a]	(.006)	(.011)
Dividends from net realized gain on investments	(.000)[a]	(.000)[a]	-	-	-
Total Distributions	(.023)	(.002)	(.000)[a]	(.006)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	2.36	.19	.01	.56	1.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60	.58	.57	.56	.55
Ratio of net expenses to average net assets	.60	.32	.13	.44	.55
Ratio of net investment income to average net assets	2.31	.18	.01	.55	1.10
Net Assets, end of period ($ x 1,000)	40	55	55	55	55

a Amount represents less than $.001 per share.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of nineteen series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Each fund is managed by Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), which serves as each fund’s investment adviser. BNY Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

Effective September 1, 2023, the Adviser has engaged its affiliate, Dreyfus, to serve as the funds’ sub-investment adviser. Dreyfus is a division of Mellon Investments Corporation, a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon, with its principal office located at One Boston Place, 15th Floor, Boston, MA 02108.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 40,000 shares of investor shares for BNY Mellon National Municipal Money Market Fund.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act. Effective October 2, 2023, the fund may no longer impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the Act.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

18

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2023, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments. Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of each relevant fund itself.

Municipal Securities Risk: Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or each relevant fund's ability to maintain a stable net asset value.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase Agreement Counterparty Risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2023, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2023, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 1 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2023.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. The fund has $222 of short-term capital losses and $4,705 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal periods ended August 31, 2023 and August 31, 2022 was all ordinary income for BNY Mellon Government Money Market Fund and for BNY Mellon National Municipal Money Market Fund were as follows: tax exempt income $7,026,672 and $882,458, ordinary income $28,935 and $7,379, and long-term capital gains $0 and $9,141, respectively.

During the period ended August 31, 2023, as a result of permanent book to tax differences, primarily due to treating a portion of the proceeds from redemptions as a distribution for tax purposes, BNY Mellon National Municipal Money Market Fund decreased total distributable earnings (loss) by $110,377 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2023, the cost of investments for federal income tax purposes for each relevant fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 1—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Undistributed Ordinary Income ($)	Undistributed Capital Gains (Losses) ($)
BNY Mellon Government Money Market Fund	-	5,375	(4,927)
BNY Mellon National Municipal Money Market Fund	8,053	56,777	-

20

NOTE 2—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended August 31, 2023, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 2 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$24,951
BNY Mellon National Municipal Money Market Fund	120

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as an expense offset in the Statements of Operations.

BNY Mellon Government Money Market Fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby BNY Mellon Government Money Market Fund will receive interest income or be charged overdraft fees when positive cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon National Municipal Money Market Fund has an arrangement with the Custodian to receive earnings credits when positive cash balances are maintained, which were used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. These fees, if any, are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits for each fund, also summarized in Table 3.

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended August 31, 2023 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Table 3—Transfer Agent Fees
	Cash Management Transfer Agent Fees ($)	Transfer Agent Earnings Credits ($)
BNY Mellon Government Money Market Fund	5	(196)
BNY Mellon National Municipal Money Market Fund	-	(58)

21

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4—Custodian Fees
	Custodian Fees ($)	Custodian Earnings Credits ($)
BNY Mellon Government Money Market Fund	15,729	-
BNY Mellon National Municipal Money Market Fund	15,625	(9,739)

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended August 31, 2023 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5 —BNY Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	19
BNY Mellon National Municipal Money Market Fund	4

During the period ended August 31, 2023, each fund was charged $19,196 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 6 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2023, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $54,370,000 and $204,895,000 respectively.

NOTE 4—Subsequent Event:

On July 12, 2023, the SEC adopted amendments to rules that govern money market funds. The amendments include a mandatory liquidity fee for institutional prime and institutional tax-exempt money market funds, which will apply when a fund experiences daily net redemptions that exceed 5% of net assets. The amendments maintain a fund board’s ability to impose liquidity fees (not to exceed 2% of the value of the shares redeemed) on a discretionary basis for non-government money market funds. The amendments also substantially increase the required minimum levels of daily and weekly liquid assets for all money market funds from 10% and 30%, to 25% and 50%, respectively. Further, the amendments remove a money market fund’s ability to impose temporary “gates” to suspend redemptions in order to prevent dilution and remove the link between a money market fund’s liquidity level and its imposition of liquidity fees. The amendments became effective October 2, 2023 with tiered compliance dates. The removal of the link between liquidity levels and the imposition of liquidity fees, as well as the removal of a money market fund’s ability to impose redemption gates, became effective on October 2, 2023. On April 2, 2024, money market funds will be required to comply with the increased daily and weekly liquid asset minimums, and non-government money market funds will be permitted to impose discretionary liquidity fees. On October 2, 2024, money market fund will be required to comply with the new mandatory liquidity fee framework.

Table 6—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fees ($)	Administration Fees ($)	Shareholder Services plans Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Government Money Market Fund	44,225	40,147	2,349	4,938	3,025
BNY Mellon National Municipal Money Market Fund	26,952	24,490	8	2,071	3,025

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodians, financial institutions and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 23, 2023

23

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Government Money Market Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2023 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024. Also, the fund hereby reports $.000107 as a short-term capital gain dividend paid on December 23, 2022.

24

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND THE APPROVAL OF EACH FUND’S NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 20-21, 2023, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon is responsible for the provision of administrative services to the funds (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of money market funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all money market funds in the particular Lipper classification (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all money market in the particular Lipper classification, excluding outliers (the “Expense Universe”). The information for each comparison was derived, in part, from fund financial statements available to Broadridge as of the date of its analysis. The Performance Group and Performance Universe comparisons for each fund were provided based on both “gross” (i.e., without including fees and expenses) and “net” (i.e., including fees and expenses) total returns. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected. The Board also considered the funds’ performance in light of overall financial market conditions.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

For each fund, representatives of the Adviser reviewed with the Board the management or advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”) and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no

25

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND THE APPROVAL OF EACH FUND’S NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon Government Money Market Fund

The information comparing the fund’s performance to that of its Performance Group and Performance Universe consisted of funds classified as institutional US government money market funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s gross total return performance was above the Performance Group and Performance Universe medians for all periods. The Board considered that the fund’s net total return performance was above the Performance Group and Performance Universe medians for all periods.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were at the Expense Group median and higher than the Expense Universe median total expenses.

BNY Mellon National Municipal Money Market Fund

The information comparing the fund’s performance to that of its Performance Group consisted of funds classified as retail no-load tax-exempt money market funds by Lipper and to that of its Performance Universe consisted of funds classified as retail tax-exempt money market funds by Lipper.

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s gross total return performance was above the Performance Group and Performance Universe medians for all periods. The Board considered that the fund’s net total return performance was at or above the Performance Group median and was above the Performance Universe median for all periods.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

As to each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided pursuant to the Agreement, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

26

• With respect to each fund, the Board was satisfied with the fund’s performance.

• With respect to each fund, the Board concluded that the fee paid pursuant to the Agreement continued to be appropriate under the circumstances and considering the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the funds and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for each fund, or for the other funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the respective fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

*******

At a meeting of the Trust’s Board of Trustees (the “Board”) held on June 6, 2023 (the “June Meeting”), the Board appointed Mellon Investments Corporation (“Mellon”), through its Dreyfus division (“Dreyfus” or the “Sub-Adviser”), as the funds’ sub-investment adviser and approved a new sub-investment advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Dreyfus, a division of Mellon, whereby Mellon, through its Dreyfus division, will serve as the funds’ sub-investment adviser and provide day-to-day management of the funds’ investments, effective on or about September 1, 2023 (the “Effective Date”). The Board noted that the portfolio managers who are responsible for managing the investments of the funds are dual employees of the Adviser and Mellon, through the Dreyfus division, and currently manage the funds in their capacity as employees of the Adviser. The Board further noted that the dual employee arrangement between the Adviser and Mellon would be terminated as of the Effective Date, and the portfolio managers would no longer be employees of the Adviser. Accordingly, as of the Effective Date, the portfolio managers will manage each fund’s investments as employees of Mellon, through its Dreyfus division, pursuant to the Sub-Advisory Agreement. Mellon is an affiliate of the Adviser. In addition, at the June Meeting the Board approved revising the Trust’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) between the Adviser and the Trust, on behalf of each fund, to reflect the engagement of Mellon, through its Dreyfus division, as sub-adviser to the funds (the “Revised Investment Advisory Agreement” and, together with the Sub-Advisory Agreement, the “Agreements”), to be effective on the Effective Date.

At the June Meeting, the Adviser recommended the approval of the Agreements based on the following considerations, among others: (i) approval of the Agreements would permit the funds’ current portfolio managers to continue to be responsible for the day-to-day management of the funds’ portfolio after the Effective Date as employees of Mellon, through its Dreyfus division; (ii) there will be no material changes to either fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the funds, and no increases in the management fee payable by the funds as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the funds) will pay the Sub-Adviser for its sub-investment advisory services. The Adviser also confirmed that the appointment of Mellon, through its Dreyfus division, as each fund’s sub-investment adviser and the adoption of the Sub-Advisory Agreement would not require the approval of the fund’s shareholders under the Investment Company Act of 1940, as amended (the “1940 Act”), or the Investment Advisers Act of 1940, as amended. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on March 20-21, 2023 (the “15(c) Meeting”), at which the Board

27

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND THE APPROVAL OF EACH FUND’S NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

re-approved the Current Investment Advisory Agreement for the ensuing year, other than information about the appointment of Mellon, through its Dreyfus division, as the funds’ sub-adviser.

At the June Meeting, the Board members, none of whom are “interested persons” (as defined in the 1940 Act) of the funds (“Independent Trustees”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Mellon. Since the Board had renewed the Current Investment Advisory Agreement at the 15(c) Meeting, and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the 15(c) Meeting. In considering approval of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In determining whether to approve the Agreements, the Board considered the materials presented at both the June Meeting and the 15(c) Meeting, and other information, which included: (i) a copy of the Sub-Advisory Agreement; (ii) information regarding the nature, extent and quality of the services Mellon, through its Dreyfus division, would provide to the funds; (iii) information regarding Mellon’s and the Dreyfus division’s reputation, investment management business, personnel, and operations; (iv) information regarding the level of the sub-investment advisory fees to be charged by Mellon, through its Dreyfus division; (v) information regarding Mellon’s compliance program; and (vi) Mellon’s Form ADV. The Board also considered the substance of discussions with representatives of the Adviser at the 15(c) Meeting and the June Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by the Sub-Adviser to the funds under the Sub-Advisory Agreement, the Board considered: (i) the Sub-Adviser’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services which would remain the same after the Effective Date; and (iii) the investment strategy for the funds, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the funds by the Sub-Adviser after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded, as to each fund, that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser under the Sub-Advisory Agreement, as well as the Sub-Adviser’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the respective fund’s investment objective, and supported a decision to approve the Sub-Advisory Agreement. The Board also considered, as it related to the Revised Investment Advisory Agreement, the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over each fund’s portfolio management personnel, and the Adviser’s representation that there will be no reduction in the nature, extent or quality of services provided to the funds as a result of the proposed changes to the funds’ investment advisory arrangements.

Investment Performance. The Board had considered each fund’s investment performance and that of the investment team managing each fund’s portfolio at the 15 (c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). At the June Meeting, the Board reviewed updated performance information. The Board considered the performance and that the same investment professionals would continue to manage each fund’s assets after the Effective Date, as factors in evaluating the services to be provided by the Sub-Adviser under the Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the Sub-Advisory Agreement and the Revised Investment Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fees payable under the Sub-Advisory Agreement, noting that the fees would be paid by the Adviser and, thus, would not impact the fees paid by the funds. The Board considered the fees payable to the Sub-Adviser in relation to the fees paid to the Adviser by each fund and the respective services provided by the Sub-Adviser and the Adviser. The Board recognized that, because the Sub-Adviser’s fee would be paid by the Adviser, and not the funds, an analysis of profitability was more appropriate in the context of the Board’s consideration of the funds’ Current Investment Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser

28

and its affiliates, including the Sub-Adviser, at the 15(c) Meeting. The Board concluded that the proposed fees payable to the Sub-Adviser by the Adviser were appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the funds by the Adviser under the Revised Investment Advisory Agreement and the Sub-Adviser under the Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fees payable to the Sub-Adviser would be paid by the Adviser, and not the funds, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Investment Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Current Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with each fund, the Board would seek to have those economies of scale shared with the funds.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the funds, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the Sub-Advisory Agreement and Revised Investment Advisory Agreement for each fund effective as of the Effective Date.

29

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Patrick J. O’Connor (80)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002); and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 19

———————

John R. Alchin (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Ronald R. Davenport (87)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Kim D. Kelly (67)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 19

———————

Kevin C. Phelan (79)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Colliers International Mortgage Banker, (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 19

———————

Patrick J. Purcell (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 – 2018)

No. of Portfolios for which Board Member Serves: 19

———————

Thomas F. Ryan, Jr. (81)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-May 2022)

No. of Portfolios for which Board Member Serves: 19

———————

30

Maureen M. Young (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 19

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

31

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014. He is 59 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020, and Director- BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since April 2015.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 51 years old and has been an employee of BNYM Investment Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of BNYM Investment Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by BNYM Investment Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 115 portfolios) managed by BNYM Investment Adviser or an affiliate of BNYM Investment Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

32

This page intentionally left blank.

33

This page intentionally left blank.

34

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation	MFTAR0823-MM

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $606,970 in 2022 and $570,100 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $96,300 in 2022 and $88,300 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,945,912 in 2022 and $4,074,591 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Patrick T. Crowe

Patrick T. Crowe

President (Principal Executive Officer)

Date: October 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Patrick T. Crowe

Patrick T. Crowe

President (Principal Executive Officer)

Date: October 20, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)